PART B

STATEMENT OF ADDITIONAL INFORMATION

DATED DECEMBER 28, 2012, AS AMENDED AUGUST 2, 2013

Class A Shares

Institutional Shares

FUND	CLASS A SHARES	INSTITUTIONAL SHARES
GOLDMAN SACHS TAX-ADVANTAGED GLOBAL EQUITY PORTFOLIO (“TAG”)	TAGGX	TIGGX
GOLDMAN SACHS ENHANCED DIVIDEND GLOBAL EQUITY PORTFOLIO (“EDGE”)	GADGX	GIDGX

(Global Tax-Aware Equity Portfolios of Goldman Sachs Trust)

Goldman Sachs Trust

71 South Wacker Drive

Chicago, Illinois 60606

This Statement of Additional Information (the “SAI”) is not a Prospectus. This SAI should be read in conjunction with the Prospectus for the Class A Shares and Institutional Shares of Goldman Sachs Tax-Advantaged Global Equity Portfolio and Goldman Sachs Enhanced Dividend Global Equity Portfolio dated December 28, 2012, as it may be further amended and/or supplemented from time to time (the “Prospectus”). The Prospectus may be obtained without charge from Goldman, Sachs & Co. by calling the telephone numbers, or writing to one of the addresses, listed below or from institutions acting on behalf of their customers.

The audited financial statements and related report of PricewaterhouseCoopers LLP, independent registered public accounting firm, for each Portfolio contained in each Portfolio’s 2012 Annual Report are incorporated herein by reference in the section “FINANCIAL STATEMENTS.” No other portions of each Portfolio’s Annual Report are incorporated by reference herein. A Portfolio’s Annual Report may be obtained upon request and without charge by calling Goldman, Sachs & Co. toll-free at 800-526-7384 (for Class A Shareholders) or 800-621-2550 (for Institutional Shareholders).

GSAM® is a registered service mark of Goldman, Sachs & Co.

The date of this SAI is December 28, 2012, as amended August 2, 2013

GOLDMAN SACHS ASSET MANAGEMENT, L.P.

Investment Adviser

200 West Street

New York, New York 10282

GOLDMAN, SACHS & CO.

Distributor

200 West Street

New York, New York 10282

GOLDMAN, SACHS & CO.

Transfer Agent

71 South Wacker Drive

Chicago, Illinois 60606

Toll-free (in U.S.)

800-526-7384 (for Class A Shareholders)

800-621-2550 (for Institutional Shareholders)

INTRODUCTION

Goldman Sachs Trust (the “Trust”) is an open-end management investment company. The Trust is organized as a Delaware statutory trust and was established by a Declaration of Trust dated January 28, 1997. The following series of the Trust are described in this SAI: Goldman Sachs Tax-Advantaged Global Equity Portfolio (“TAG”) and Goldman Sachs Enhanced Dividend Global Equity Portfolio (“EDGE”) (each also a “Portfolio,” and collectively referred to herein as the “Portfolios”).

The Trustees of the Trust have authority under the Declaration of Trust to create and classify shares into separate series and to classify and reclassify any series or portfolio of shares into one or more classes without further action by shareholders. The Trustees have created the Portfolios and other series pursuant to the Declaration of Trust. Additional series and classes may be added in the future from time to time. Each Portfolio currently offers two classes of shares: Class A Shares and Institutional Shares. See “Shares of the Trust.”

Each Portfolio is a separately managed, diversified open-end management investment company under the Investment Company Act of 1940, as amended (the “Act”), with its own investment objective and policies. Each Portfolio has been constructed as a “fund of funds,” which means that it pursues its investment objective primarily by allocating its investments among other investment portfolios of the Trust. Each Portfolio also retains the right to directly invest up to 20% of its net assets plus any borrowings for investment purposes (measured at the time of purchase) (“Net Assets”) in other securities and other instruments, including derivative instruments (such as swaps and futures contracts) and unaffiliated exchange-traded funds (“ETFs”).

Goldman Sachs Asset Management, L.P. (“GSAM” or the “Investment Adviser”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as the Investment Adviser to the Portfolios. In addition, Goldman Sachs serves as each Portfolio’s distributor and transfer agent. The Portfolios’ custodian is JPMorgan Chase Bank, N.A. (“JPMorgan Chase”).

The following information relates to and supplements the description of each Portfolio’s investment policies contained in the Prospectus. See the Prospectus for a more complete description of each Portfolio’s investment objective and policies. Investing in the Portfolios entails certain risks, and there is no assurance that a Portfolio will achieve its objective. Capitalized terms used but not defined herein have the same meaning as in the Prospectus.

INVESTMENT OBJECTIVES AND POLICIES

Each Portfolio has a distinct investment objective and policies. There can be no assurance that a Portfolio’s objective will be achieved. The investment objective and policies of each Portfolio, and the associated risks of each Portfolio are discussed in the Portfolio’s Prospectus, which should be read carefully before an investment is made. All investment objectives and investment policies not specifically designated as fundamental may be changed without shareholder approval. However, to the extent required by the U.S. Securities and Exchange Commission (“SEC”) regulations including Rule 35d-1 of the Act and the SEC’s interpretive positions thereunder, shareholders will be provided with sixty days notice in the manner prescribed by the SEC before any change in a Portfolio’s policy to invest at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of purchase) (“Net Assets”) in the particular type of investment suggested by its name. Additional information about the Portfolios, their policies, and the investment instruments they may hold, is provided below.

Each of the Portfolios seeks to achieve its objective by investing in a combination of underlying funds that currently exist or that may become available for investment in the future for which GSAM or an affiliate now or in the future acts as investment adviser (the “Underlying Funds”). These Underlying Funds currently include: Structured Large Cap Value Fund, Structured Large Cap Growth Fund, Structured Small Cap Growth Fund, Structured Small Cap Value Fund, Structured Small Cap Equity Fund, Structured International Tax-Managed Equity Fund, Structured Tax-Managed Equity Fund, Structured U.S. Equity Fund, Structured Emerging Markets Equity Fund, Structured International Small Cap Fund, Structured International Equity Fund, U.S. Equity Dividend and Premium Fund and International Equity Dividend and Premium Fund (the “Underlying Equity Funds”); and Core Fixed Income Fund, High Yield Fund, and Local Emerging Markets Debt Fund (the “Underlying Fixed Income Funds”). As of the date of this SAI, the Investment Adviser also implements a tactical view by investing a portion of each Portfolio’s assets in the Goldman Sachs High Yield Fund. The value of the Underlying Funds’ investments and the net asset value of the shares of both the Underlying Funds and the Portfolios will fluctuate with market, economic and, to the extent applicable, foreign exchange conditions, so that an investment in a Portfolio may be worth more or less when redeemed than when purchased.

The Portfolios may also invest directly in other securities and other instruments, including derivative instruments (such as swaps and futures contracts) and unaffiliated ETFs. In addition, to better express the Investment Adviser’s negative views, the Portfolios may use derivatives, including futures and swaps, to implement short positions. The Portfolios may also take short positions in equity securities (including ETFs) directly. One way a Portfolio may take a short position is by selling a security short. See “Short Sales” below. A Portfolio’s short positions may range between 0% and 20% of the value of the Portfolio’s Net Assets.

Asset Allocation Process:

The asset allocation process for the Portfolios begins with setting strategic target weights to each of the Underlying Funds selected by the Investment Adviser. The strategic weights are set with the goal of achieving an attractive ratio of expected return to expected risk. The analysis behind these weights is based upon assumptions regarding long-term expected returns, expected volatilities and expected correlations, as well as the views of the Investment Strategy Group of Goldman Sachs.

The Investment Adviser may seek to temporarily change the allocations in a Portfolio in an attempt to improve short-term return. The Investment Adviser may implement such temporary tactical views by selling and buying among the various Underlying Funds or by purchasing securities or other instruments, including ETFs. When the Investment Adviser implements a tactical view in a Portfolio the strategic allocations will change. Although these tactical views generally are developed by the Investment Strategy Group, the Investment Adviser will have complete discretion as to whether any such view will be implemented within the Portfolio and will evaluate each view and determine whether it should be implemented by the Portfolio.

From time to time, the Investment Adviser will monitor, and may make changes to, the selection or weight of Underlying Funds, individual or groups of securities, currencies or markets in the Portfolios. Such changes (which may be the result of changes in the asset allocation techniques, the manner of applying the asset allocation techniques or the judgment of the Investment Adviser) may include: (i) evolutionary changes to the structure of the asset allocation techniques (e.g., changing the calculation of the algorithm, increasing or decreasing investment in certain Underlying Funds); (ii) changes in trading procedures (e.g., trading frequency or the manner in which a Portfolio uses futures); or (iii) changes to the weight of Underlying Funds, individual or groups of securities, currencies or markets based on the Investment Adviser’s judgment. Any such changes will preserve a Portfolio’s basic investment philosophy of selecting investments using a disciplined investment process. Similarly, with respect to those Underlying Funds that are managed pursuant to a quantitative methodology, those Underlying Funds’ investment advisers will monitor and may make changes to the selection or weight of individual or groups of securities, currencies, or markets in those Underlying Funds, including changes resulting from changes in the quantitative methodology, the manner of applying the quantitative methodology, changes in trading procedure, or the judgment of the Investment Adviser.

As of January 1, 2013, the Investment Adviser is expected to be subject to registration and regulation as a commodity pool operator (“CPO”) under the Commodity Exchange Act (“CEA”) with respect to its service as investment adviser to the Portfolios. However, as a result of proposed rulemaking by the Commodity Futures Trading Commission (“CFTC”) that has not yet been adopted, the Investment Adviser is not yet subject to CFTC recordkeeping, reporting and disclosure requirements, and therefore the impact of these requirements remains uncertain. When the Investment Adviser becomes subject to these requirements, as well as related National Futures Association (“NFA”) rules, the Portfolios may incur additional compliance and other expenses.

Descriptions of Underlying Funds

The following descriptions provide additional information regarding the Underlying Funds and the types of investments that the Underlying Funds may make, and supplement the information in the Portfolios’ Prospectus.

Structured Small Cap Growth Fund

Objective. The Structured Small Cap Growth Fund seeks long-term growth of capital. This Underlying Fund seeks to achieve its investment objective through a broadly diversified portfolio of equity investments in small-cap U.S. issuers that are expected to have better prospects for earnings growth than the growth rate of the general domestic economy.

Primary Investment Focus. The Underlying Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at time of purchase) (“Net Assets”) in a broadly diversified portfolio of equity investments in small-cap U.S. issuers, including foreign issuers that are traded in the United States. For the purposes of this restriction, “small-cap U.S. issuers” have public stock market capitalizations of companies constituting the Russell 2000® Index, which as of February 1, 2012 was between $27.6 million and $3.46 billion. The Underlying Fund is not required to limit its investments to securities in the Russell 2000® Index and may invest in the securities of issuers outside the Russell 2000® capitalization range.

The Underlying Fund uses a “structured” quantitative style of management that emphasizes fundamentally-based stock selection, careful portfolio construction and efficient implementation. The Underlying Fund’s investments are selected using both a variety of quantitative techniques and fundamental research, based on six investment themes: Valuation, Profitability, Quality, Management, Momentum and Sentiment. The Fund maintains risk, style, and capitalization characteristics similar to the Russell 2000® Growth Index, which is an index designed to represent an investable universe of small-cap companies with above average price to book ratios and earnings growth expectations. The Underlying Fund seeks to maximize expected return while maintaining these and other characteristics similar to the benchmark.

Other. The Structured Small Cap Growth Fund’s investments in fixed income securities are limited to securities that are considered cash equivalents.

Structured Small Cap Value Fund

Objective. The Structured Small Cap Value Fund seeks long-term growth of capital. This Underlying Fund seeks to achieve its investment objective through a broadly diversified portfolio of equity investments in small-cap U.S. issuers that are selling at low to modest valuations relative to general market measures, such as earnings, book value and other fundamental accounting measures, and that are expected to have favorable prospects for capital appreciation and/or dividend-paying ability.

Primary Investment Focus. The Underlying Fund invests, under normal circumstances, at least 80% of its Net Assets in a broadly diversified portfolio of equity investments in small-cap U.S. issuers, including foreign issuers that are traded in the United States. For the purposes of this restriction, “small-cap U.S. issuers” have public stock market capitalizations of companies constituting the Russell 2000® Index, which as of February 1, 2012 was between $27.6 million and $3.46 billion. However, the Underlying Fund may invest in securities outside the Russell 2000® capitalization range.

The Underlying Fund uses a “structured” quantitative style of management that emphasizes fundamentally-based stock selection, careful portfolio construction and efficient implementation. The Underlying Fund’s investments are selected using both a variety of quantitative techniques and fundamental research, based on six investment themes: Valuation, Profitability, Quality, Management, Momentum and Sentiment. The Underlying Fund maintains risk, style, and capitalization characteristics similar to the Russell 2000® Value Index, which is designed to represent an investable universe of small-cap companies with above average price to book ratios and earnings growth expectations. The Underlying Fund seeks to maximize expected return while maintaining these and other characteristics similar to the benchmark.

Other. The Structured Small Cap Value Fund’s investments in fixed income securities are limited to securities that are considered cash equivalents.

Structured U.S. Equity Fund

Objective. The Structured U.S. Equity Fund seeks long-term growth of capital and dividend income. This Underlying Fund seeks to achieve its investment objective through a broadly diversified portfolio of large-cap and blue chip equity investments representing all major sectors of the U.S. economy.

Primary Investment Focus. The Underlying Fund invests, under normal circumstances, at least 80% of its Net Assets in a diversified portfolio of equity investments in U.S. issuers, including foreign companies that are traded in the United States. The Fund maintains risk, style, and capitalization characteristics similar to the S&P 500® Index, which is an index of large-cap stocks designed to reflect a broad representation of the U.S. economy. As of February 1, 2012, the market capitalization range for the S&P 500® Index was between $1.46 billion and $425.6 billion However, the Fund may invest in securities outside the S&P 500® capitalization range.

The Underlying Fund uses a “structured” quantitative style of management that emphasizes fundamentally-based stock selection, careful portfolio construction and efficient implementation. The Underlying Fund’s investments are selected using both a variety of quantitative techniques and fundamental research, based on six investment themes: Valuation, Profitability, Quality, Management, Momentum and Sentiment. The Underlying Fund seeks to maximize expected return while maintaining these and other characteristics similar to its benchmark.

Other. The Structured U.S. Equity Fund’s investments in fixed income securities are limited to securities that are considered cash equivalents.

Structured International Equity Fund

Objective. The Structured International Equity Fund seeks long-term growth of capital. The Underlying Fund seeks to achieve its investment objective through a broadly diversified portfolio of equity investments in companies that are organized outside the United States or whose securities are principally traded outside the United States.

Primary Investment Focus. The Underlying Fund invests, under normal circumstances, at least 80% of its Net Assets in a broadly diversified portfolio of equity investments in companies that are organized outside the United States or whose securities are principally traded outside the United States. The portfolio management team uses two distinct strategies—a bottom-up stock selection strategy and a top-down country/currency selection strategy—to manage the Underlying Fund. The Underlying Fund invests in at least three foreign countries and may invest in the securities of issuers in emerging countries. The Underlying Fund seeks broad representation of large-cap and mid-cap issuers across major countries and sectors of the international economy, with some exposure to small cap issuers. The Underlying Fund uses a “structured” quantitative style of management that emphasizes fundamentally-based stock and country/currency selection, careful portfolio construction and efficient implementation. The Underlying Fund’s investments are selected using both a variety of quantitative techniques and fundamental research, including, but not limited to, such investment themes as: Valuation, Profitability, Quality, Management, Momentum and Sentiment.

The Underlying Fund seeks to maximize its expected return, while maintaining risk, style and capitalization characteristics similar to the MSCI® Europe, Australasia, Far East (“EAFE®”) Standard Index (unhedged, with dividends reinvested, net of dividend withholding taxes) (the “Index”), adjusted for the Investment Adviser’s country views. Additionally, the portfolio management team’s views of the relative attractiveness of countries and currencies are considered in allocating the Fund’s assets among countries. The Index is designed to measure equity market performance large and mid capitalization segments of developed markets, excluding the US and Canada.

Other. The Structured International Equity Fund’s investments in fixed income securities are limited to securities that are considered cash equivalents.

Structured Large Cap Value Fund

Objective. The Structured Large Cap Value Fund seeks long-term growth of capital and dividend income. The Underlying Fund seeks to achieve its investment objective through a broadly diversified portfolio of equity investments in large-cap U.S. issuers that are selling at low to modest valuations relative to general market measures, such as earnings, book value and other fundamental accounting measures, and that are expected to have favorable prospects for capital appreciation and/or dividend-paying ability.

Primary Investment Focus. The Structured Large Cap Value Fund invests, under normal circumstances, at least 80% of its Net Assets in a diversified portfolio of equity investments in large-cap U.S. issuers, including foreign issuers that are traded in the United States. These issuers will have public stock market capitalizations (based upon shares available for trading on an unrestricted basis) similar to that of the range of the market capitalizations of companies constituting the Russell 1000® Value Index at the time of investment. If the market capitalization of a company held by the Underlying Fund moves outside this range, the Underlying Fund may, but is not required to, sell the securities. The Underlying Fund is not required to limit its investments to securities in the Russell 1000® Value Index and may invest in the securities of issuers outside the Russell 1000 capitalization range. As of February 1, 2012, the capitalization range of the Russell 1000® Value Index was between approximately $108.1 million and $425.6 billion.

The Underlying Fund uses a “structured” quantitative style of management that emphasizes fundamentally-based stock selection, careful portfolio construction and efficient implementation. The Underlying Fund’s investments are selected using both a variety of quantitative techniques and fundamental research, based on six themes: Valuation, Profitability, Quality, Management, Momentum and Sentiment. The Underlying Fund maintains risk, style, capitalization and industry characteristics similar to the Russell 1000® Value Index. The benchmark generally consists of companies with above average capitalizations, low earnings growth expectations and above average dividend yields. The Underlying Fund seeks to maximize expected return while maintaining these and other characteristics similar to the benchmark.

Other. The Structured Large Cap Value Fund’s investments in fixed income securities are limited to securities that are considered cash equivalents.

Structured Large Cap Growth Fund

Objective. The Structured Large Cap Growth Fund seeks long-term growth of capital. The Underlying Fund seeks to achieve its objective through a broadly diversified portfolio of equity investments in large-cap U.S. issuers that are expected to have better prospects for earnings growth than the growth rate of the general domestic economy. Dividend income is a secondary consideration.

Primary Investment Focus. The Structured Large Cap Growth Fund invests, under normal circumstances, at least 80% of its Net Assets in a broadly diversified portfolio of equity investments in large-cap U.S. issuers, including foreign issuers that are traded in the United States. These issuers have public stock market capitalizations (based upon shares available for trading on an unrestricted basis) similar to those of companies constituting the Russell 1000® Growth Index at the time of investment. If the market capitalization of a company held by the Underlying Fund moves outside this range, the Underlying Fund may, but is not required to, sell the securities. The Underlying Fund is not required to limit its investments to securities in the Russell 1000® Growth Index. As of February 1, 2012, the capitalization range of the Russell 1000® Growth Index was between approximately $108.1 million and $425.6 billion.

The Underlying Fund uses a “structured” quantitative style of management that emphasizes fundamentally-based stock selection, careful portfolio construction and efficient implementation. The Underlying Fund’s investments are selected using both a variety of quantitative techniques and fundamental research, based on six investment themes: Valuation, Profitability, Quality, Management, Momentum and Sentiment. The Underlying Fund maintains risk, style, capitalization and industry characteristics similar to the Russell 1000® Growth Index. The benchmark generally consists of companies with above average capitalization and earnings growth expectations and below average dividend yields. The Underlying Fund seeks to maximize expected return while maintaining these and other characteristics similar to the benchmark.

Other. The Structured Large Cap Growth Fund’s investments in fixed income securities are limited to securities that are considered cash equivalents.

Structured Small Cap Equity Fund

Objective. The Structured Small Cap Equity Fund seeks long-term growth of capital. This Underlying Fund seeks to achieve its objective through a broadly diversified portfolio of equity investments in U.S. issuers.

Primary Investment Focus. The Structured Small Cap Equity Fund invests, under normal circumstances, at least 80% of its Net Assets in a broadly diversified portfolio of equity investments in small-cap U.S. issuers, including foreign issuers that are traded in the United States. These issuers will have public stock market capitalizations (based upon shares available for trading on an unrestricted basis) similar to that of the range of the market capitalization of companies constituting the Russell 2000® Index at the time of investment. The Underlying Fund is not required to limit its investments to securities in the Russell 2000® Index. In addition, if the market capitalization of a company held by the Underlying Fund moves outside this range, the Underlying Fund may, but is not required to, sell the securities. As of February 1, 2012, the capitalization range of the Russell 2000® Index was between approximately $27.6 million and $3.46 billion.

The Underlying Fund uses a “structured” quantitative style of management that emphasizes fundamentally-based stock selection, careful portfolio construction and efficient implementation. The Underlying Fund’s investments are selected using both a variety of quantitative techniques and fundamental research, based on six investment themes: Valuation, Profitability, Quality, Management, Momentum and Sentiment. The Underlying Fund maintains risk, style, capitalization and industry characteristics similar to the Russell 2000® Index. The Russell 2000® Index is an index designed to represent an investable universe of small cap companies. The Underlying Fund seeks to maximize expected return while maintaining these and other characteristics similar to the benchmark.

Other. The Structured Small Cap Equity Fund’s investments in fixed income securities are limited to securities that are considered cash equivalents.

Structured International Tax-Managed Equity Fund

Objective. The Structured International Tax-Managed Equity Fund seeks to provide long-term after-tax growth of capital through tax-sensitive participation in a broadly diversified portfolio of international equity securities.

Primary Investment Focus. The Structured International Tax-Managed Equity Fund invests, under normal circumstances, at least 80% of its Net Assets in equity investments in companies that are organized outside the United States or whose securities are principally traded outside the United States. This Underlying Fund’s investments are selected using a variety of quantitative techniques derived from fundamental research, including but not limited to valuation, momentum, management, sentiment, profitability and quality, in seeking to maximize expected return. The Underlying Fund expects to maintain risk, style, capitalization and industry characteristics similar to the MSCI® Europe, Australasia, Far East (“EAFE®”) Index. The Underlying Fund may allocate its assets among countries as determined by the investment adviser from time to time, provided the Underlying Fund’s assets are invested in at least three foreign countries. The Underlying Fund may invest in the securities of issuers in emerging countries.

Tax-Managed Investing. In managing this Underlying Fund, the investment adviser balances investment considerations and tax considerations. The Underlying Fund seeks to achieve returns primarily in the form of price appreciation (which is not subject to current tax), and may use different strategies in seeking tax-efficiency. These strategies include:

•	Offsetting long-term and short-term capital gain with long-term and short-term capital losses and creating loss carryforward positions,

•	Limiting portfolio turnover that may result in taxable gains, and

•	Selling tax lots of securities that have a higher tax basis before selling lots of securities that have a lower tax basis.

In situations where this Underlying Fund would otherwise be required to sell portfolio securities to meet shareholder redemption requests (and possibly realizing taxable gains), the Underlying Fund may borrow money to make the necessary redemption payments. In addition, Goldman Sachs may, but would not in any instance be required to, make contemporaneous purchases of Underlying Fund shares for its own account that would provide the Underlying Fund with cash to meet its redemption payment obligations.

When the Underlying Fund borrows money, the Investment Adviser intends to hedge the excess market exposure created by borrowing. There is no guarantee such hedging will be completely effective. The Underlying Fund may not achieve its investment objective of providing “after-tax” growth of capital for various reasons. Implementation of tax-managed investment strategies may not materially reduce the amount of taxable income and capital gains distributed by the Underlying Fund to shareholders.

Other. The Structured International Tax-Managed Equity Fund’s investments in fixed income securities are limited to securities that are considered cash equivalents.

Structured Tax-Managed Equity Fund

Objective. The Structured Tax-Managed Equity Fund seeks to provide long-term after-tax growth of capital through tax-sensitive participation in a broadly diversified portfolio of U.S. equity securities.

Primary Investment Focus. The Structured Tax-Managed Equity Fund invests, under normal circumstances, at least 80% of its Net Assets in equity investments of U.S. issuers, including foreign issuers that are traded in the United States. This Underlying Fund uses both a variety of quantitative techniques and fundamental research when selecting investments which have the potential to maximize the Underlying Fund’s after-tax return, and minimize capital gains and income distributions. The Underlying Fund will seek to maintain risk, style, capitalization and industry characteristics similar to the Russell 3000® Index.

Tax-Managed Investing. In managing this Underlying Fund, the investment adviser balances investment considerations and tax considerations. The Underlying Fund seeks to achieve returns primarily in the form of price appreciation (which is not subject to current tax), and may use different strategies in seeking tax-efficiency. These strategies include:

•	Offsetting long-term and short-tern capital gains with long-term and short-term capital losses and creating loss carryforward positions,

•	Limiting portfolio turnover that may result in taxable gains, and

•	Selling tax lots of securities that have a higher tax basis before selling tax lots of securities that have a lower tax basis.

In situations where this Underlying Fund would otherwise be required to sell portfolio securities to meet shareholder redemption requests (and possibly realizing taxable gains), the Underlying Fund may borrow money to make the necessary redemption payments. In addition, Goldman Sachs may, but would not in any instance be required to, make contemporaneous purchases of Underlying Fund shares for its own account that would provide the Fund with cash to meet its redemption payment obligations.

When the Underlying Fund borrows money, the Investment Adviser intends to hedge the excess market exposure created by borrowing. There is no guarantee such hedging will be completely effective. The Underlying Fund may not achieve its investment objective of providing “after-tax” growth of capital for various reasons. Implementation of tax-managed investment strategies may not materially reduce the amount of taxable income and capital gains distributed by the Underlying Fund to shareholders.

Other. The Structured Tax-Managed Equity Fund’s investments in fixed income securities are limited to securities that are considered cash equivalents.

Structured Emerging Markets Equity Fund

Objective. The Structured Emerging Markets Equity Fund seeks long-term growth of capital. This Underlying Fund seeks this objective by investing primarily in the equity securities of emerging country issuers.

Primary Investment Focus. The Structured Emerging Markets Equity Fund invests, under normal circumstances, at least 80% of its Net Assets in a diversified portfolio of equity investments in emerging country issuers. The Underlying Fund may allocate its assets among emerging countries as determined by the Underlying Fund’s investment adviser. The Underlying Fund’s investment adviser may consider classifications by MSCI®, the World Bank, the International Finance Corporation or the United Nations and its agencies in determining whether a country is emerging or developed. Currently, emerging countries include, among others, Central and South American, African, Asian and Eastern European countries. The Underlying Fund’s investment adviser currently intends that the Underlying Fund’s investment focus will be in the following emerging countries as well as any other emerging country to the extent that foreign investors are permitted by applicable law to make such investments: Brazil, Chile, China, Columbia, Czech Republic, Egypt, Hungary, India, Indonesia, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, South Korea, Taiwan, Thailand, and Turkey.

An emerging country issuer is any company that either: (i) has a class of its securities whose principal securities market is in an emerging country; (ii) is organized under the laws of, or has a principal office in, an emerging country; (iii) derives 50% or more of its total revenue from goods produced, sales made or services provided in one or more emerging countries; or (iv) maintains 50% or more of its assets in one or more emerging countries. Under normal circumstances, the Underlying Fund will not invest more than 35% of its Net Assets in securities of issuers in any one emerging country.

The Underlying Fund uses a “structured” quantitative style of management that emphasizes fundamentally-based stock selection, careful portfolio construction and efficient implementation. The Underlying Fund’s investments are selected using both a variety of quantitative techniques and fundamental research, including, but not limited to, such investment themes as: Valuation, Profitability, Quality, Momentum and Sentiment. The Underlying Fund maintains risk, style, capitalization and industry characteristics similar to its benchmark index, the MSCI® Emerging Markets Index (unhedged, with dividends reinvested, net of dividend withholding taxes), adjusted for country views. The MSCI® Emerging Markets Index is a free float-adjusted market capitalization index that is constructed using MSCI’s GIMI Methodology. It is designed to measure equity market performance of the large and mid market capitalization segments of emerging markets. As of February 1, 2012, the MSCI® Emerging Markets Index consisted of the following emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand and Turkey. The Underlying Fund seeks to maximize expected return while maintaining these and other characteristics similar to the benchmark. Additionally, the Quantitative Investment Strategies team’s views of the relative attractiveness of emerging countries and currencies are considered in allocating the Underlying Fund’s assets among emerging countries.

Other. The Structured Emerging Markets Equity Fund’s investments in fixed income securities are limited to securities that are considered cash equivalents.

Structured International Small Cap Fund

Objective. The Structured International Small Cap Fund seeks long-term growth of capital. This Underlying Fund seeks this objective through a broadly diversified portfolio of equity investments in small cap companies that are organized outside the United States or whose securities are principally traded outside the U.S.

Primary Investment Focus. The Structured International Small Cap Fund invests, under normal circumstances, at least 80% of its Net Assets in a broadly diversified portfolio of equity investments in small cap non-U.S. issuers. These issuers will have public stock market capitalizations (based upon shares available for trading on an unrestricted basis) similar to that of the range of the market capitalizations of companies constituting the MSCI® EAFE® Small Cap Index at the time of investment, although the Underlying Fund is not required to limit its investments to securities in the MSCI® EAFE® Small Cap Index. In addition, if the market capitalization of a company held by the Underlying Fund moves outside this range, the Underlying Fund may, but is not required to, sell the securities. As of February 1, 2012, the capitalization range of the MSCI® EAFE® Small Cap Index was between $37.33 million and $4.98 billion. In addition, these issuers are organized outside the United States, or have securities that are principally traded outside the United States.

The Underlying Fund uses a “structured” quantitative style of management that emphasizes fundamentally based stock selection, careful portfolio construction and efficient implementation. The Underlying Fund’s investments are selected using both a variety of quantitative techniques and fundamental research including, but not limited to such investment themes as: Valuation, Profitability, Quality, Management, Momentum and Sentiment. The Underlying Fund maintains risk, style, capitalization and industry characteristics similar to the MSCI® EAFE® Small Cap Index. The MSCI® EAFE® Small Cap Index is a free float-adjusted market capitalization index that is constructed using MSCI’s GIMI Methodology. It is designed to measure the equity market performance of the small market capitalization segment of developed markets, excluding the US and Canada. As of February 1, 2012, the MSCI® EAFE® Small Cap Index consisted of the following developed market country provisional small cap indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Israel, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. This Underlying Fund is not required to limit its investments to securities of issuers organized or principally traded in these countries. The Underlying Fund seeks to maximize expected return while maintaining these and other characteristics similar to the benchmark.

Other. The Structured International Small Cap Fund’s investments in fixed income securities are limited to securities that are considered cash equivalents.

U.S. Equity Dividend and Premium Fund

Objective. The U.S. Equity Dividend and Premium Fund seeks to maximize income and total return. This Underlying Fund seeks this objective primarily through investment in large-cap U.S. equity securities and S&P 500® Index or related ETF option call writing.

Primary Investment Focus. The U.S. Equity Dividend and Premium Fund invests, under normal circumstances, at least 80% of its Net Assets in dividend-paying equity investments in large-cap U.S. issuers (including foreign issuers that are traded in the United States) with public stock market capitalizations (based upon shares available for trading on an unrestricted basis) within the range of the market capitalization of the S&P 500® Index at the time of investment.

This Underlying Fund uses a variety of quantitative techniques when selecting investments. The Underlying Fund will seek to maintain risk, style, capitalization and industry characteristics similar to the S&P 500® Index. The Underlying Fund invests primarily in a diversified portfolio of common stocks of large-cap U.S. issuers represented in the S&P 500® Index and maintains industry weightings similar to those of the S&P 500® Index. The Underlying Fund seeks to generate additional cash flow by the sale of call options on the S&P 500® Index (or related ETFs). The volatility of the Underlying Fund’s portfolio is expected to be reduced by the Underlying Fund’s sale of call options. The Underlying Fund anticipates that its cash flow will be derived from dividends on the common stock in its portfolio and premiums it receives from selling call options. Cash flow from dividends will generally be considered income and will be included in quarterly distributions of income. Cash flow from options premiums is considered to be capital and will be included in the Underlying Fund’s annual distribution of net capital gains. In addition, the Underlying Fund’s returns will be affected by the capital appreciation and depreciation of the securities held in its portfolio.

This Underlying Fund expects that, under normal circumstances, it will sell call options in an amount that is between 25% and 75% of the value of the Underlying Fund’s portfolio. As the seller of the call options, the Underlying Fund will receive cash (the “premium”) from the purchaser. Depending upon the type of index call option, the purchaser of a call option either (i) has the right to any appreciation in the value of the index over a fixed price (the “exercise price”) on a certain date in the future (the “expiration date”) or (ii) has the right to any appreciation in the value of the index over the exercise price at any time prior to the expiration of the option. If the purchaser does not exercise the option, the Underlying Fund retains the premium and makes no payments to the purchaser. If the purchaser exercises the option, the Underlying Fund pays the purchaser the difference between the price of the index and the exercise price of the option. The premium, the exercise price and the market price of the index determine the gain or loss realized by the Underlying Fund as the seller of the call option. The Underlying Fund can also repurchase the call option prior to the expiration date, ending its obligation. In this case, the cost of entering into closing purchase transactions will determine the gain or loss realized by the Underlying Fund.

During periods in which the U.S. equity markets are generally unchanged or falling, a diversified portfolio with a call option writing strategy may outperform the same portfolio without the options because of the premiums received from writing call options. Similarly, in a modestly rising market (where the income from premiums exceeds the aggregate appreciation of the underlying index over their exercise prices) such a portfolio may outperform the same portfolio without the options. However, in other rising markets (where the aggregate appreciation of the underlying index over its exercise price exceeds the income from premiums), a portfolio with a call writing strategy could significantly underperform the same portfolio without the options.

Tax-Efficient Investing. This Underlying Fund seeks to achieve returns primarily in the form of qualifying dividends paid on common stocks (when paid in taxable years beginning before January 1, 2013, if not extended further by Congress) and long-term capital gains. Typically the options strategy will generate realized capital gains in a declining or modestly rising equity market, and will realize capital losses in a strongly rising equity market. These gains or losses will be a mix of short- and long-term character. The Underlying Fund will seek to offset any short-term realized capital gains from the options strategy with realized short-term losses in the stock portfolio. The Underlying Fund does not seek to defer the realization of long-term capital gains. In fact, it seeks to generate and distribute long-term capital gains. It merely seeks to avoid or minimize any net short-term capital gains.

The returns of the options strategy will be characterized as capital gains or losses. These will be aggregated with realized capital gains and losses from the equity portfolio to determine the Underlying Fund’s net capital gain or loss. The Underlying Fund generally will not make a distribution of capital gain unless it ends the year with an overall net capital gain. This means that it is possible the Underlying Fund will make no distribution of capital gains in some years even if the options strategy, by itself, generated a gain. If these gains were more than offset by losses from stock transactions, then the gain from the options strategy will remain in the Underlying Fund, and add to the Underlying Fund’s net asset value, but will not be distributed in that year.

Other. The U.S. Equity Dividend and Premium Fund’s investments in fixed income securities are limited to cash equivalents.

International Equity Dividend and Premium Fund

Objective. The International Equity Dividend and Premium Fund seeks to maximize total return with an emphasis on income. This Underlying Fund seeks this objective primarily through investment in large-cap companies that are organized outside the United States or whose securities are primarily traded outside the United States along with exposure to MSCI® EAFE® Index or related ETF option call writing.

Primary Investment Focus. The International Equity Dividend and Premium Fund invests, under normal circumstances, at least 80% of its Net Assets in dividend-paying equity investments in companies that are organized outside the United States or whose securities are principally traded outside the United States with public stock market capitalizations (based upon shares available for trading on an unrestricted basis) within the range of the market capitalization of the MSCI® EAFE® Index at the time of investment.

This Underlying Fund may allocate its assets among countries as determined by its investment adviser from time to time, provided the Underlying Fund’s assets are invested in at least three foreign countries. The Underlying Fund may invest in the securities of issuers in emerging countries.

This Underlying Fund uses a variety of quantitative techniques when selecting investments. The Underlying Fund will seek to maintain risk, style, capitalization and industry characteristics similar to the MSCI® EAFE® Index.

This Underlying Fund invests primarily in a diversified portfolio of common stocks of large-cap foreign issuers represented in the MSCI® EAFE® Index and maintains industry weightings similar to those of the MSCI® EAFE® Index. The Underlying Fund seeks to generate additional cash flow by the sale of call options on the MSCI® EAFE® Index, other national or regional stock market indices (or related ETFs). The volatility of the Underlying Fund’s portfolio is expected to be reduced by the Underlying Fund’s sale of call options. The Underlying Fund anticipates that its cash flow will be derived from dividends on the common stock in its portfolio and premiums it receives from selling MSCI® EAFE® Index , other national or regional stock market indices (or related ETF) call options. Cash flow from dividends will generally be considered income and will be included in quarterly distributions of income. Cash flow from options’ premiums is considered to be capital and will be included in the Underlying Fund’s annual distribution of net capital gains. In addition, the Underlying Fund’s returns will be affected by the capital appreciation and depreciation of the securities held in its portfolio.

This Underlying Fund expects that, under normal circumstances, it will sell call options in an amount that is between 25% and 75% of the value of the Underlying Fund’s portfolio. As the seller of the call options, the Underlying Fund will receive cash (the “premium”) from the purchaser. Depending upon the type of call option, the purchaser of a call option either (i) has the right to any appreciation in the value of the index over a fixed price (the “exercise price”) on a certain date in the future (the “expiration date”) or (ii) has the right to any appreciation in the value of the index over the exercise price at any time prior to the expiration of the option. If the purchaser does not exercise the option, the Underlying Fund retains the premium and makes no payments to the purchaser. If the purchaser exercises the option, the Underlying Fund pays the purchaser the difference between the price of the index and the exercise price of the option. The premium, the exercise price and the market price of the index determine the gain or loss realized by the Underlying Fund as the seller of the call option. The Underlying Fund can also repurchase the call option prior to the expiration date, ending its obligation. In this case, the cost of entering into closing purchase transactions will determine the gain or loss realized by the Underlying Fund.

During periods in which the equity markets are generally unchanged or falling, a diversified portfolio with a call option writing strategy may outperform the same portfolio without the options because of the premiums received from writing call options. Similarly, in a modestly rising market (where the income from premiums exceeds the aggregate appreciation of the underlying index over its exercise price) such a portfolio may outperform the same portfolio without the options. However, in other rising markets (where the aggregate appreciation of the underlying index over its exercise price exceeds the income from premiums), a portfolio with a call writing option strategy could significantly underperform the same portfolio without the options.

Tax-Efficient Investing. This Underlying Fund seeks to achieve returns primarily in the form of qualifying dividends paid on common stocks and long-term capital gains. Typically the options strategy will generate realized capital gains in a declining or modestly rising equity market, and will realize capital losses in a strongly rising equity market. These gains or losses will be a mix of short- and long-term character. The Underlying Fund will seek to offset any short-term realized capital gains from the options strategy with realized short-term losses in the stock portfolio. The Underlying Fund does not seek to defer the realization of long-term capital gains. In fact, it seeks to generate and distribute long-term capital gains. It merely seeks to avoid or minimize any net short-term capital gains.

The returns of the options strategy will be characterized as capital gains or losses. These will be aggregated with realized capital gains and losses from the equity portfolio to determine the Underlying Fund’s net capital gain or loss. The Underlying Fund generally will not make a distribution of capital gain unless it ends the year with an overall net capital gain. This means that it is possible the Underlying Fund will make no distribution of capital gains in some years even if the options strategy, by itself, generated a gain. If these gains were more than offset by losses from stock transactions, then the gain from the options strategy will remain in the Underlying Fund, and add to the Underlying Fund’s net asset value, but will not be distributed in that year.

Other. The International Equity Dividend and Premium Fund’s investments in fixed income securities are limited to cash equivalents.

Core Fixed Income Fund

Objective. The Core Fixed Income Fund seeks a total return consisting of capital appreciation and income that exceeds the total return of the Barclays Capital U.S. Aggregate Bond Index (the “Index”).

Duration. The Core Fixed Income Fund’s duration approximates its price sensitivity to changes in interest rates. (Historically, over the last ten years ended June 30, 2012, the duration of the Index has ranged between 3.71 and 5.19 years).

Investment Sector. The Core Fixed Income Fund invests, under normal circumstances, at least 80% of its Net Assets in fixed income securities, including U.S. Government Securities, corporate debt securities, Mortgage-Backed Securities and Asset-Backed Securities. This Underlying Fund may also invest in custodial receipts, Municipal Securities and convertible securities. The Underlying Fund may also engage in forward foreign currency transactions for both speculative and hedging purposes. The Underlying Fund’s investments in non-U.S. dollar denominated obligations (hedged or unhedged against currency risk) will not exceed 25% of its Total Assets and 10% of the Underlying Fund’s Total Assets may be invested in obligations of issuers in countries with emerging markets or economies. Additionally, exposure to non-U.S. currencies (unhedged against currency risk) will not exceed 25% of the Underlying Fund’s Total Assets. In pursuing its investment objective, the Underlying Fund uses the Index as its performance benchmark, but the Underlying Fund will not attempt to replicate the Index. The Underlying Fund may, therefore, invest in securities that are not included in the Index.

Credit Quality. All U.S. dollar-denominated fixed income securities purchased by the Core Fixed Income Fund will be rated, at the time of purchase, at least BBB- or Baa3 by a nationally recognized statistical rating organization (“NRSRO”) or, if unrated, will be determined by the Underlying Fund’s investment adviser to be of comparable quality.

High Yield Fund

Objective. The High Yield Fund seeks a high level of current income and may also consider the potential for capital appreciation.

Duration. The High Yield Fund’s duration approximates its price sensitivity to changes in interest rates. Under normal interest rate conditions, the High Yield Fund’s duration range is expected to be equal to that of the Barclays Capital U.S. Corporate High Yield Bond Index, 2% Issuer Capped, plus or minus 2.5 years (the “Index”). (Historically, over the last ten years ended June 30, 2012, the duration of the Index has ranged between 4.00 and 5.28 years). The duration of the Underlying Fund’s high yield portfolio does not accurately represent the Underlying Fund’s sensitivity to interest rates.

Investment Sector. The High Yield Fund invests, under normal circumstances, at least 80% of its Net Assets in high-yield, fixed income securities that, at the time of purchase, are non-investment grade securities. Non-investment grade securities are securities rated BB+, Ba1 or below by a NRSRO, or, if unrated, determined by the Underlying Fund’s investment adviser to be of comparable quality. This Underlying Fund may invest in all types of fixed income securities, including: senior and subordinated corporate debt obligations (such as bonds, debentures, notes and commercial paper), convertible and non-convertible corporate debt obligations, loan participations, custodial receipts, municipal securities and preferred stock. The Underlying Fund may invest up to 25% of its total assets in obligations of domestic and foreign issuers which are denominated in currencies other than the U.S. dollar and in securities of issuers located in emerging countries denominated in any currency. However, to the extent that the investment adviser has entered into transactions that are intended to hedge the Underlying Fund’s position in a non-dollar denominated obligation against currency risk, such obligation will not be counted when calculating compliance with the 25% limitation on obligations in non-U.S. currency.

Under normal market conditions, the Underlying Fund may invest up to 20% of its Net Assets in investment grade fixed income securities, including U.S. Government Securities. The Underlying Fund may also invest in common stocks, warrants, rights and other equity securities, but will generally hold such equity investments only when debt or preferred stock of the issuer of such equity securities is held by the Underlying Fund or when the equity securities are received by the Underlying Fund in connection with a corporate restructuring of an issuer. The Fund may invest in derivatives, including credit default swaps (or CDX) for hedging purposes or to seek to increase total return.

Non-investment grade fixed income securities (commonly known as “junk bonds”) tend to offer higher yields than higher-rated securities with similar maturities. Non-investment grade securities are, however, considered speculative and generally involve greater price volatility and greater risk of loss of principal and interest than more highly rated securities. The Underlying Fund may purchase the securities of issuers that are in default.

Credit Quality. The High Yield Fund invests at least 80% of its Net Assets in securities rated BB+ or Ba1 or lower at the time of purchase or, if unrated, determined by its investment adviser to be of comparable quality.

Local Emerging Markets Debt Fund

Objective. The Local Emerging Markets Debt Fund seeks a high level of total return consisting of income and capital appreciation.

Duration. Under normal interest rate conditions, the Local Emerging Market Debt Fund’s duration range is that of the J.P. Morgan Government Bond Index—Emerging Markets Global Diversified Index (the “Index”) plus or minus 2 years. Historically, since the Index’s inception on December 31, 2002, the duration of this Index has ranged between 3.8 and 4.7 years.

Investment Sector. The Fund invests, under normal circumstances, at least 80% of its Net Assets in (i) sovereign and corporate debt securities and other instruments of issuers in emerging market countries, denominated in the local currency of such emerging market countries, and/or (ii) currencies of such emerging market countries, which may be represented by forwards or other derivatives that may have interest rate exposure. Such instruments referred to in (i) above may include credit linked notes and other investments with similar economic exposures. Generally, the Underlying Fund’s investment adviser has broad discretion to identify other countries that it considers to qualify as emerging markets countries.”

Currency investments, particularly longer-dated forward contracts, provide the Fund with economic exposure similar to investments in sovereign and corporate debt with respect to currency and interest rate exposure. . The Fund may invest in all types of foreign and emerging country fixed income securities. Foreign securities include securities of issuers located outside the U.S. or securities quoted or denominated in a currency other than the U.S. Dollar. The countries in which the Fund invests may have sovereign ratings that are below investment grade or are unrated. Moreover, to the extent the Fund invests in corporate or other privately issued debt obligations, many of the issuers of such obligations will be smaller companies with stock market capitalizations of $1 billion or less at the time of investment. Securities of these issuers may be rated below investment grade or unrated.

Country selection is currently believed to be the most important factor in the portfolio construction process. The next most important factor is security selection. The Underlying Fund’s investment adviser intends to use structured securities and derivative instruments to attempt to improve the performance of the Underlying Fund or to gain exposure to certain countries or currencies in the Underlying Fund’s investment portfolio in accordance with its investment objective, and the Fund’s investments in these instruments may be significant. These transactions may result in substantial realized and unrealized capital gains and losses relative to the gains and losses from the Fund’s investments in bonds and other securities. Short-term and long-term realized capital gains distributions paid by the Fund are taxable to its shareholders. The Underlying Fund may invest in the aggregate up to 20% of its Net Assets in investments other than emerging country fixed income securities, currency investments and related derivatives, including (without limitation) equity securities and fixed income securities, such as government, corporate and bank debt obligations, of developed country issuers. The Underlying Fund may invest in securities without regard to credit rating. To optimize the Underlying Fund’s risk/return potential within its long-term risk budget, the portfolio managers may dynamically adjust the mix of top-down and bottom-up strategies in the Underlying Fund’s portfolio.

Credit Quality. The Local Emerging Markets Debt Fund invests at least 80% of its Net Assets in securities rated BB+ or Ba1 or lower at the time of purchase or, if unrated, determined by its investment adviser to be of comparable quality.

DESCRIPTION OF INVESTMENT SECURITIES AND PRACTICES

The following description applies generally to the Underlying Funds and to the Portfolios, to the extent that the Portfolios invest directly in securities and other financial instruments, including derivative instruments (such as swaps and futures contracts) and unaffiliated ETFs, other than the Underlying Funds.

The Underlying Fixed Income Fund’s investment adviser uses derivative instruments to manage the duration of the Underlying Fixed Income Fund’s investment portfolio in accordance with its respective target duration. These derivative instruments include financial futures contracts and swap transactions, as well as other types of derivatives. The Underlying Funds’ investments in derivative instruments, including financial futures contracts and swaps, can be significant. These transactions can result in sizeable realized and unrealized capital gains and losses relative to the gains and losses from the Underlying Funds’ investments in bonds and other securities. Short-term and long-term realized capital gains distributions paid by the Underlying Fund are taxable to their shareholders. Financial futures contracts used by the Underlying Fixed Income Fund includes interest rate futures contracts including, among others, Eurodollar futures contracts. Eurodollar futures contracts are U.S. dollar-denominated futures contracts that are based on the implied forward London Interbank Offered Rate (“LIBOR”) of a three-month deposit. Further information is included below regarding futures contracts, swaps and other derivative instruments used by the Underlying Fixed Income Fund, including information on the risks presented by these instruments and other purposes for which they may be used by the Underlying Fixed Income Fund.

Interest rates, fixed income securities prices, the prices of futures and other derivatives, and currency exchange rates can be volatile, and a variance in the degree of volatility or in the direction of the market from the Investment Adviser’s expectations may produce significant losses in an Underlying Fixed Income Fund’s investments in derivatives. In addition, a perfect correlation between a derivatives position and a fixed income security position is generally impossible to achieve. As a result, the Investment Adviser’s use of derivatives may not be effective in fulfilling the Investment Adviser’s investment strategies and may contribute to losses that would not have been incurred otherwise.

As stated in the Prospectus, the Portfolios may also invest a portion of their assets in high quality, short-term debt obligations and engage in certain other investment practices. Further information about the Underlying Funds and their respective investment objectives and policies is included in their respective prospectuses and Statements of Additional Information. There is no assurance that any Portfolio or any Underlying Fund will achieve its objective.

Corporate Debt Obligations

Each Underlying Fund may, under normal market conditions, invest in corporate debt obligations, including obligations of industrial, utility and financial issuers. Certain of the Underlying Funds may only invest in debt securities that are cash equivalents. Corporate debt obligations include bonds, notes, debentures and other obligations of corporations to pay interest and repay principal. Corporate debt obligations are subject to the risk of an issuer’s inability to meet principal and interest payments on the obligations and may also be subject to price volatility due to such factors as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity.

An economic downturn could severely affect the ability of highly leveraged issuers of junk bond securities to service their debt obligations or to repay their obligations upon maturity. Factors having an adverse impact on the market value of junk bonds will have an adverse effect on an Underlying Fund’s net asset value to the extent it invests in such securities. In addition, an Underlying Fund may incur additional expenses to the extent it is required to seek recovery upon a default in payment of principal or interest on its portfolio holdings.

The secondary market for junk bonds, which is concentrated in relatively few market makers, may not be as liquid as the secondary market for more highly rated securities. This reduced liquidity may have an adverse effect on the ability of an Underlying Fund to dispose of a particular security when necessary to meet its redemption requests or other liquidity needs. Under adverse market or economic conditions, the secondary market for junk bonds could contract further, independent of any specific adverse changes in the condition of a particular issuer. As a result, the investment adviser for an Underlying Fund could find it difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under such circumstances, may be less than the prices used in calculating an Underlying Fund’s net asset value.

Because investors generally perceive that there are greater risks associated with the medium to lower rated securities of the type in which an Underlying Fund may invest, the yields and prices of such securities may tend to fluctuate more than those for higher rated securities. In the lower quality segments of the fixed income securities market, changes in perceptions of issuers’ creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the fixed income securities market, resulting in greater yield and price volatility.

Another factor which causes fluctuations in the prices of fixed income securities is the supply and demand for similarly rated securities. In addition, the prices of fixed income securities fluctuate in response to the general level of interest rates. Fluctuations in the prices of portfolio securities subsequent to their acquisition will not affect cash income from such securities but will be reflected in an Underlying Fund’s net asset value.

Corporate debt obligations rated BBB or Baa are considered medium-grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken their issuers’ capacity to pay interest and repay principal. Medium to lower rated and comparable non-rated securities tend to offer higher yields than higher rated securities with the same maturities because the historical financial condition of the issuers of such securities may not have been as strong as that of other issuers. The price of corporate debt obligations will generally fluctuate in response to fluctuations in supply and demand for similarly rated securities. In addition, the price of corporate debt obligations will generally fluctuate in response to interest rate levels. Fluctuations in the prices of portfolio securities subsequent to their acquisition will not affect cash income from such securities but will be reflected in each Portfolio’s net asset value (“NAV”). Because medium to lower rated securities generally involve greater risks of loss of income and principal than higher rated securities, investors should consider carefully the relative risks associated with investment in securities which carry medium to lower ratings and in comparable unrated securities. In addition to the risk of default, there are the related costs of recovery on defaulted issues. The investment advisers of the Underlying Funds will attempt to reduce these risks through portfolio diversification and by analysis of each issuer and its ability to make timely payments of income and principal, as well as broad economic trends and corporate developments.

The Underlying Fund’s investment adviser employs its own credit research and analysis, which includes a study of existing debt, capital structure, ability to service debt and pay dividends, sensitivity to economic conditions, operating history and current earnings trend. The investment adviser for each Underlying Fund continually monitors the investments in the Underlying Fund’s portfolio and evaluates whether to dispose of or to retain corporate debt obligations whose credit ratings or credit quality may have changed. If after its purchase, a portfolio security is assigned a lower rating or ceases to be rated, an Underlying Fund may continue to hold the security if the Underlying Fund’s investment adviser believes it is in the best interest of the Underlying Fund and its shareholders.

Commercial Paper and Other Short-Term Corporate Obligations

Certain of the Underlying Funds may invest in commercial paper and other short-term obligations issued or guaranteed by U.S. corporations, non-U.S. corporations or other entities. Commercial paper represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations and finance companies.

Trust Preferreds

Certain of the Underlying Funds may invest in trust preferred securities. A trust preferred or capital security is a long dated bond (for example 30 years) with preferred features. The preferred features are that payment of interest can be deferred for a specified period without initiating a default event. From a bondholder’s viewpoint, the securities are senior in claim to standard preferred but are junior to other bondholders. From the issuer’s viewpoint, the securities are attractive because their interest is deductible for tax purposes like other types of debt instruments.

High Yield Securities

Certain of the Underlying Funds may invest in bonds rated BB or below by Standard & Poor’s or Ba or below by Moody’s (or comparable rated and unrated securities). These bonds are commonly referred to as “junk bonds” and are considered speculative. The ability of issuers of non-investment grade securities to make principal and interest payments may be questionable. In some cases, such bonds may be highly speculative, have poor prospects for reaching investment grade standing and be in default. As a result, investment in such bonds will entail greater risks than those associated with investment grade bonds (i.e., bonds rated AAA, AA, A or BBB by Standard and Poor’s or Aaa, Aa, A or Baa by Moody’s). Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality debt securities, and the ability of an Underlying Fund to achieve its investment objective may, to the extent of its investments in high yield securities, be more dependent upon such creditworthiness analysis than would be the case if the Underlying Fund were investing in higher quality securities. See Appendix A for a description of the corporate bond and preferred stock ratings by Standard & Poor’s, Moody’s, Fitch, Inc. (“Fitch”) and Dominion Bond Rating Service Limited (“DBRS”).

Risks associated with acquiring the securities of such issuers generally are greater than is the case with higher rated securities because such issuers are often less creditworthy companies or are highly leveraged and generally less able than more established or less leveraged entities to make scheduled payments of principal and interest. High yield securities are also issued by governmental issuers that may have difficulty in making all scheduled interest and principal payments.

The market values of high yield, fixed income securities tend to reflect individual corporate or municipal developments to a greater extent than do those of higher rated securities, which react primarily to fluctuations in the general level of interest rates. Issuers of such high yield securities are often highly leveraged, and may not be able to make use of more traditional methods of financing. Their ability to service debt obligations may be more adversely affected than issuers of higher rated securities by economic downturns, specific corporate or governmental developments or the issuers’ inability to meet specific projected business forecasts. High yield securities also tend to be more sensitive to economic conditions than higher-rated securities. Negative publicity about the junk bond market and investor perceptions regarding lower-rated securities, whether or not based on fundamental analysis, may depress the prices for such high yield securities.

Because investors generally perceive that there are greater risks associated with non-investment grade securities of the type in which certain Underlying Funds may invest, the yields and prices of such securities may tend to fluctuate more than those for higher-rated securities. In the lower quality segments of the fixed income securities market, changes in perceptions of issuers’ creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the fixed income securities market, resulting in greater yield and price volatility.

Another factor which causes fluctuations in the prices of high yield, fixed income securities is the supply and demand for similarly rated securities. In addition, the prices of fixed income securities fluctuate in response to the general level of interest rates. Fluctuations in the prices of portfolio securities subsequent to their acquisition will not affect cash income from such securities but will be reflected in an Underlying Fund’s NAV.

The risk of loss from default for the holders of high yield, fixed income securities is significantly greater than is the case for holders of other debt securities because such high yield securities are generally unsecured and are often subordinated to the rights of other creditors of the issuers of such securities. Investment by an Underlying Fund in already defaulted securities poses an additional risk of loss should nonpayment of principal and interest continue in respect of such securities. Even if such securities are held to maturity, recovery by an Underlying Fund of its initial investment and any anticipated income or appreciation is uncertain. In addition, an Underlying Fund may incur additional expenses to the extent that it is required to seek recovery relating to the default in the payment of principal or interest on such securities or otherwise protect its interests. An Underlying Fund may be required to liquidate other portfolio securities to satisfy the Underlying Fund’s annual distribution obligations in respect of accrued interest income on securities which are subsequently written off, even though the Underlying Fund has not received any cash payments of such interest.

The secondary market for high yield, fixed income securities is concentrated in relatively few markets and is dominated by institutional investors, including mutual funds, insurance companies and other financial institutions. Accordingly, the secondary market for such securities is not as liquid as and is more volatile than the secondary market for higher-rated securities. In addition, the trading volume for high-yield, fixed income securities is generally lower than that of higher rated securities and the secondary market for high yield, fixed income securities could contract under adverse market or economic conditions independent of any specific adverse changes in the condition of a particular issuer. These factors may have an adverse effect on the ability of an Underlying Fund to dispose of particular portfolio investments. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating an Underlying Fund’s NAV. A less liquid secondary market also may make it more difficult for an Underlying Fund to obtain precise valuations of the high yield securities in its portfolio.

The adoption of new legislation could adversely affect the secondary market for high yield securities and the financial condition of issuers of these securities. The form of any future legislation, and the probability of such legislation being enacted, is uncertain.

Non-investment grade or high-yield, fixed income securities also present risks based on payment expectations. High yield, fixed income securities frequently contain “call” or buy-back features which permit the issuer to call or repurchase the security from its holder. If an issuer exercises such a “call option” and redeems the security, an Underlying Fund may have to replace such security with a lower-yielding security, resulting in a decreased return for investors. In addition, if an Underlying Fund experiences unexpected net redemptions of its shares, it may be forced to sell its higher-rated securities, resulting in a decline in the overall credit quality of the Underlying Fund’s portfolio and increasing the exposure of the Underlying Fund to the risks of high-yield securities.

Credit ratings issued by credit rating agencies are designed to evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of non-investment grade securities and, therefore, may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the conditions of the issuer that affect the market value of the security. Consequently, credit ratings are used only as a preliminary indicator of investment quality. Investments in non-investment grade and comparable unrated obligations will be more dependent on the credit analysis of an Underlying Fund’s investment adviser than would be the case with investments in investment-grade debt obligations.

Distressed Debt

When an Underlying Fund or a Portfolio invests in obligations of financially troubled companies, there exists the risk that the transaction involving such debt obligations will be unsuccessful, take considerable time or will result in a distribution of cash or a new security or obligation in exchange for the stressed and distressed debt obligations, the value of which may be less than the Underlying Fund’s purchase price of such debt obligations. Furthermore, if an anticipated transaction does not occur, an Underlying Fund may be required to sell its investment at a loss or hold its investment pending bankruptcy proceedings in the event the issuer files for bankruptcy. There are a number of significant risks inherent in the bankruptcy process. Many events in a bankruptcy are the product of contested matters and adversary proceedings and are beyond the control of the creditors. A bankruptcy filing by an issuer may adversely and permanently affect the issuer, and if the proceeding is converted to liquidation, the value of the issuer may not equal the liquidation value that was believed to exist at the time of the investment. The duration of a bankruptcy proceeding is difficult to predict, and a creditor’s return on investment can be adversely affected by delays until the plan of reorganization ultimately becomes effective. The administrative costs in connection with a bankruptcy proceeding are frequently high and would be paid out of the debtor’s estate prior to any return to creditors. Because the standards for classification of claims under bankruptcy law are vague, there exists the risk that an Underlying Fund’s influence with respect to the class of securities or other obligations it owns can be lost by increases in the number and amount of claims in the same class or by different classification and treatment. In the early stages of the bankruptcy process it is often difficult to estimate the extent of, or even to identify, any contingent claims that might be made. In addition, certain claims that have priority by law (for example, claims for taxes) may be substantial.

Loans and Loan Participations

An Underlying Fund or a Portfolio may invest in loans and loan participations. A loan participation is an interest in a loan to a U.S. or foreign company or other borrower which is administered and sold by a financial intermediary. The Underlying Funds and Portfolios may only invest in loans to issuers in whose obligations it may otherwise invest. Loan participation interests may take the form of a direct or co-lending relationship with the corporate borrower, an assignment of an interest in the loan by a co-lender or another participant, or a participation in the seller’s share of the loan. When actings as co-lender in connection with a participation interest or when acquiring certain participation interests, a Portfolio or Underlying Fund will have direct recourse against the borrower if the borrower fails to pay scheduled principal and interest. In cases where direct recourse is lacking, an Underlying Fund or Portfolio will look to an agent for the lenders (the “agent lender”) to enforce appropriate credit remedies against the borrower. In these cases, the Portfolio or Underlying Fund may be subject to delays, expenses and risks that are greater than those that would have been involved in purchasing a direct obligation (such as commercial paper) of such borrower. Moreover, under the terms of the loan participation, the Underlying Fund or Portfolio may be regarded as a creditor of the agent lender (rather than of the underlying corporate borrower), so that the Underlying Fund or Portfolio may also be subject to the risk that the agent lender may become insolvent.

Loan obligations are subject to the credit risk of nonpayment of principal or interest. Substantial increases in interest rates may cause an increase in loan obligation defaults. Although a loan obligation may be fully collateralized at the time of acquisition, the collateral may decline in value, be relatively illiquid, or lose all or substantially all of its value subsequent to investment, leaving all or part of a loan obligation unsecured. Unsecured loan obligations or unsecured portions of loan obligations are subject to greater risk of loss in the event of default by the borrower than secured loans. Many loan obligations are subject to legal or contractual restrictions on resale and are relatively illiquid and may be difficult to value. The purchase and sale of a loan obligation are subject to the requirements of the credit agreement governing the loan obligation. Loan obligations are not traded on an exchange and purchasers and sellers rely on certain market makers, such as the administrative agent for the particular loan obligation, to trade that loan obligation. These factors will also have an adverse impact on an Underlying Fund’s or Portfolio’s ability to dispose of particular loan obligations or loan participations when necessary to meet the Underlying Fund’s or Portfolio’s liquidity needs or when necessary in response to a specific economic event, such as a decline in the credit quality of the borrower. Underlying Funds or Portfolios investing in loan participations may have limited recourse against a borrower who fails to pay scheduled principal and interest.

U.S. Government Securities

Certain of the Underlying Funds and each Portfolio may invest in U.S. government securities, which are obligations issued or guaranteed by the U.S. government, its agencies, instrumentalities or sponsored enterprises (“U.S. Government Securities”). Some U.S. Government Securities (such as Treasury bills, notes and bonds, which differ only in their interest rates, maturities and times of issuance) are supported by the full faith and credit of the United States. Others, such as obligations issued or guaranteed by U.S. government agencies, instrumentalities or sponsored enterprises, are supported either by (i) the right of the issuer to borrow from the U.S. Treasury, (ii) the discretionary authority of the U.S. government to purchase certain obligations of the issuer or (iii) only the credit of the issuer. The U.S. government is under no legal obligation, in general, to purchase the obligations of its agencies, instrumentalities or sponsored enterprises. No assurance can be given that the U.S. government will provide financial support to the U.S. government agencies, instrumentalities or sponsored enterprises in the future.

U.S. Government Securities include (to the extent consistent with the Act) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government, or its agencies, instrumentalities or sponsored enterprises. U.S. Government Securities may also include (to the extent consistent with the Act) participations in loans made to foreign governments or their agencies that are guaranteed as to principal and interest by the U.S. government or its agencies, instrumentalities or sponsored enterprises. The secondary market for certain of these participations is extremely limited. In the absence of a suitable secondary market, such participations are regarded as illiquid.

Certain of the Underlying Funds and each Portfolio may also purchase U.S. Government Securities in private placements, subject to the Underlying Fund’s limitation on investment in illiquid securities. The Underlying Funds may also invest in separately traded principal and interest components of securities guaranteed or issued by the U.S. Treasury that are traded independently under the separate trading of registered interest and principal of securities program (“STRIPS”). Certain of the Underlying Funds may also invest in zero coupon U.S. Treasury Securities and in zero coupon securities issued by financial institutions which represent a proportionate interest in underlying U.S. Treasury Securities. A zero coupon security pays no interest to its holder during its life and its value consists of the difference between its face value at maturity and its cost. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Inflation-Protected Securities. Certain of the Underlying Funds may invest in inflation-proected securities (“IPS”) of varying maturities issued by the U.S. Treasury and other U.S. and non-U.S. Government agencies and corporations. IPS are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. The interest rate on IPS is fixed at issuance, but over the life of the bond this interest may be paid on an increasing or decreasing principal value that has been adjusted for inflation. Although repayment of the original bond principal upon maturity is guaranteed, the market value of IPS is not guaranteed, and will fluctuate.

The values of IPS generally fluctuate in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. If inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in the value of IPS. In contrast, if nominal interest rates were to increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in the value of IPS. If inflation is lower than expected during the period an Underlying Fund holds IPS, an Underlying Fund may earn less on the IPS than on a conventional bond. If interest rates rise due to reasons other than inflation (for example, due to changes in the currency exchange rates), investors in IPS may not be protected to the extent that the increase is not reflected in the bonds’ inflation measure. There can be no assurance that the inflation index for IPS will accurately measure the real rate of inflation in the prices of goods and services.

The U.S. Treasury utilizes the CPIU as the measurement of inflation, while other issuers of IPS may use different indices as the measure of inflation. Any increase in principal value of IPS caused by an increase in the consumer price index is taxable in the year the increase occurs, even though an Underlying Fund holding IPS will not receive cash representing the increase at that time. As a result, an Underlying Fund could be required at times to liquidate other investments, including when it is not advantageous to do so, in order to satisfy its distribution requirements as a regulated investment company.

If an Underlying Fund invests in IPS, it will be required to treat as original issue discount any increase in the principal amount of the securities that occurs during the course of its taxable year. If an Underlying Fund purchases such inflation protected securities that are issued in stripped form either as stripped bonds or coupons, it will be treated as if it had purchased a newly issued debt instrument having original issue discount.

Because an Underlying Fund is required to distribute substantially all of its net investment income (including accrued original issue discount), an Underlying Fund’s investment in either zero coupon bonds or IPS may require an Underlying Fund to distribute to shareholders an amount greater than the total cash income it actually receives. Accordingly, in order to make the required distributions, an Underlying Fund may be required to borrow or liquidate securities.

Bank Obligations

Certain of the Underlying Funds may invest in obligations issued or guaranteed by U.S. or foreign banks. Bank obligations, including without limitation, time deposits, bankers’ acceptances and certificates of deposit, may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulation.

Banks are subject to extensive but different governmental regulations which may limit both the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operation of this industry.

Certificates of deposit are certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time at a specified rate. Certificates of deposit are negotiable instruments and are similar to saving deposits but have a definite maturity and are evidenced by a certificate instead of a passbook entry. Banks are required to keep reserves against all certificates of deposit. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on the demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. Certain of the Underlying Funds may invest in deposits in U.S. and European banks satisfying the standards set forth above.

Zero Coupon Bonds

Certain Underlying Funds’ investments in fixed income securities may include zero coupon bonds. Zero coupon bonds are debt obligations issued or purchased at a discount from face value. The discount approximates the total amount of interest the bonds would have accrued and compounded over the period until maturity. A zero coupon bond pays no interest to its holder during its life and its value consists of the difference between its face value at maturity and its cost. Such investments benefit the issuer by mitigating its need for cash to meet debt service but also require a higher rate of return to attract investors who are willing to defer receipt of such cash. Such investments may experience greater volatility in market value than debt obligations which provide for regular payments of interest. In addition, if an issuer of zero coupon bonds held by an Underlying Fund defaults, the Underlying Fund may obtain no return at all on its investment. An Underlying Fund will accrue income on such investments for each taxable year which (net of deductible expenses, if any) is distributable to shareholders and which, because no cash is generally received at the time of accrual, may require the liquidation of other portfolio securities to obtain sufficient cash to satisfy the Underlying Fund’s distribution obligations.

Deferred Interest, Pay-in-Kind and Capital Appreciation Bonds

Certain of the Underlying Funds may invest in deferred interest and capital appreciation bonds and pay-in-kind (“PIK”) securities. Deferred interest and capital appreciation bonds are debt securities issued or sold at a discount from their face value and which do not entitle the holder to any periodic payment of interest prior to maturity or a specified date. The original issue discount varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer. These securities also may take the form of debt securities that have been stripped of their unmatured interest coupons, the coupons themselves or receipts or certificates representing interests in such stripped debt obligations or coupons. The market prices of deferred interest, capital appreciation bonds and PIK securities generally are more volatile than the market prices of interest bearing securities and are likely to respond to a greater degree to changes in interest rates than interest bearing securities having similar maturities and credit quality.

PIK securities may be debt obligations or preferred shares that provide the issuer with the option of paying interest or dividends on such obligations in cash or in the form of additional securities rather than cash. Similar to zero coupon bonds and deferred interest bonds, PIK securities are designed to give an issuer flexibility in managing cash flow. PIK securities that are debt securities can either be senior or subordinated debt and generally trade flat (i.e., without accrued interest). The trading price of PIK debt securities generally reflects the market value of the underlying debt plus an amount representing accrued interest since the last interest payment.

Deferred interest, capital appreciation and PIK securities involve the additional risk that, unlike securities that periodically pay interest to maturity, an Underlying Fund will realize no cash until a specified future payment date unless a portion of such securities is sold and, if the issuer of such securities defaults, an Underlying Fund may obtain no return at all on its investment. In addition, even though such securities do not provide for the payment of current interest in cash, an Underlying Fund is nonetheless required to accrue income on such investments for each taxable year and generally are required to distribute such accrued amounts (net of deductible expenses, if any) to avoid being subject to tax. Because no cash is generally received at the time of the accrual, an Underlying Fund may be required to liquidate other portfolio securities to obtain sufficient cash to satisfy federal tax distribution requirements applicable to an Underlying Fund. A portion of the discount with respect to stripped tax-exempt securities or their coupons may be taxable. See “Taxation”.

Variable and Floating Rate Securities

The interest rates payable on certain fixed income securities in which certain of the Underlying Funds may invest are not fixed and may fluctuate based upon changes in market rates. Variable and floating rate obligations are debt instruments issued by companies or other entities with interest rates that reset periodically (typically daily, monthly, quarterly or semi-annually) in response to changes in the market rate of interest on which the interest rate is based. Moreover, such obligations may fluctuate in value in response to interest rate changes if there is a delay between changes in market interest rates and the interest reset date for the obligation, or for other reasons. The value of these obligations is generally more stable than that of a fixed rate obligation in response to changes in interest rate levels, but they may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline.

Inverse Floating Rate Securities

Permissible investments for certain of the Underlying Funds include inverse floating rate debt instruments (“inverse floaters”), including “leveraged inverse floaters”. The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values. Accordingly, the duration of an inverse floater may exceed its stated final maturity. Certain inverse floaters may be deemed to be illiquid securities for purposes of an Underlying Fund’s limitation on illiquid investments.

Custodial Receipts and Trust Certificates

Each Underlying Fund may invest in custodial receipts and trust certificates (which may be underwritten by securities dealers or banks), representing interests in securities held by a custodian or trustee. The securities so held may include U.S. Government Securities, Municipal Securities (as defined below) or other types of securities in which an Underlying Fund may invest. The custodial receipts or trust certificates are underwritten by securities dealers or banks and may evidence ownership of future interest payments, principal payments or both on the underlying securities, or, in some cases, the payment obligation of a third party that has entered into an interest rate swap or other arrangement with the custodian or trustee. For certain securities law purposes, custodial receipts and trust certificates may not be considered obligations of the U.S. government or other issuer of the securities held by the custodian or trustee. As a holder of custodial receipts and trust certificates, an Underlying Fund will bear its proportionate share of the fees and expenses charged to the custodial account or trust. The Underlying Funds may also invest in separately issued interests in custodial receipts and trust certificates.

Although under the terms of a custodial receipt or trust certificate an Underlying Fund would typically be authorized to assert its rights directly against the issuer of the underlying obligation, the Underlying Fund could be required to assert through the custodian bank or trustee those rights as may exist against the underlying issuers. Thus, in the event an underlying issuer fails to pay principal and/or interest when due, an Underlying Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Underlying Fund had purchased a direct obligation of the issuer. In addition, in the event that the trust or custodial account in which the underlying securities have been deposited is determined to be an association taxable as a corporation, instead of a non-taxable entity, the yield on the underlying securities would be reduced in recognition of any taxes paid.

Certain custodial receipts and trust certificates may be synthetic or derivative instruments that have interest rates that reset inversely to changing short-term rates and/or have embedded interest rate floors and caps that require the issuer to pay an adjusted interest rate if market rates fall below or rise above a specified rate. Because some of these instruments represent relatively recent innovations, and the trading market for these instruments is less developed than the markets for traditional types of instruments, it is uncertain how these instruments will perform under different economic and interest-rate scenarios. Also, because these instruments may be leveraged, their market values may be more volatile than other types of fixed income instruments and may present greater potential for capital gain or loss. The possibility of default by an issuer or the issuer’s credit provider may be greater for these derivative instruments than for other types of instruments. In some cases, it may be difficult to determine the fair value of a derivative instrument because of a lack of reliable objective information and an established secondary market for some instruments may not exist. In many cases, the Internal Revenue Service (“IRS”) has not ruled on the tax treatment of the interest or payments received on the derivative instruments and, accordingly, purchases of such instruments are based on the opinion of counsel to the sponsors of the instruments.

Municipal Securities

Certain of the Underlying Funds may invest in bonds, notes and other instruments issued by or on behalf of states, territories and possessions of the United States (including the District of Columbia) and their political subdivisions, agencies or instrumentalities (“Municipal Securities”). Dividends paid by the Underlying Funds that are derived from interest paid on both tax-exempt and taxable Municipal Securities will be taxable to the Underlying Funds’ shareholders.

Municipal Securities are often issued to obtain funds for various public purposes including refunding outstanding obligations, obtaining funds for general operating expenses, and obtaining funds to lend to other public institutions and facilities. Municipal Securities also include certain “private activity bonds” or industrial development bonds, which are issued by or on behalf of public authorities to provide financing aid to acquire sites or construct or equip facilities within a municipality for privately or publicly owned corporations.

Investments in municipal securities are subject to the risk that the issuer could default on its obligations. Such a default could result from the inadequacy of the sources or revenues from which interest and principal payments are to be made or the assets collateralizing such obligations. Revenue bonds (as described further below), including private activity bonds, are backed only by specific assets or revenue sources and not by the full faith and credit of the governmental issuer.

The two principal classifications of Municipal Securities are “general obligations” and “revenue obligations.” General obligations are secured by the issuer’s pledge of its full faith and credit for the payment of principal and interest, although the characteristics and enforcement of general obligations may vary according to the law applicable to the particular issuer. Revenue obligations, which include, but are not limited to, private activity bonds, resource recovery bonds, certificates of participation and certain municipal notes, are not backed by the credit and taxing authority of the issuer, and are payable solely from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Nevertheless, the obligations of the issuer of a revenue obligation may be backed by a letter of credit, guarantee or insurance. General obligations and revenue obligations may be issued in a variety of forms, including commercial paper, fixed, variable and floating rate securities, tender option bonds, auction rate bonds, zero coupon bonds, deferred interest bonds and capital appreciation bonds.

In addition to general obligations and revenue obligations, there are a variety of hybrid and special types of Municipal Securities. There are also numerous differences in the security of Municipal Securities both within and between these two principal classifications.

An entire issue of Municipal Securities may be purchased by one or a small number of institutional investors, including one or more Underlying Funds. Thus, the issue may not be said to be publicly offered. Unlike some securities that are not publicly offered, a secondary market exists for many Municipal Securities that were not publicly offered initially and such securities may be readily marketable.

The credit rating assigned to Municipal Securities may reflect the existence of guarantees, letters of credit or other credit enhancement features available to the issuers or holders of such Municipal Securities.

The obligations of the issuer to pay the principal of and interest on a Municipal Security are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, that may be enacted by Congress or state legislatures extending the time for payment of principal or interest or imposing other constraints upon the enforcement of such obligations. There is also the possibility that, as a result of litigation or other conditions, the power or ability of the issuer to pay when due principal of or interest on a Municipal Security may be materially affected.

From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on Municipal Securities. For example, under the Tax Reform Act of 1986, interest on certain private activity bonds must be included in an investor’s federal alternative minimum taxable income, and corporate investors must include all tax-exempt interest in their federal alternative minimum taxable income. The Trust cannot predict what legislation, if any, may be proposed in the future in Congress as regards the federal income tax status of interest on Municipal Securities or which proposals, if any, might be enacted. Such proposals, if enacted, might materially and adversely affect the liquidity and value of the Municipal Securities in an Underlying Fund’s portfolio.

Municipal Leases, Certificates of Participation and Other Participation Interests. Municipal Securities include leases, certificates of participation and other participation interests. A municipal lease is an obligation in the form of a lease or installment purchase which is issued by a state or local government to acquire equipment and facilities. Income from such obligations is generally exempt from state and local taxes in the state of issuance. Municipal leases frequently involve special risks not normally associated with general obligations or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of “non-appropriation” clauses that relieve the governmental issuer of any obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. In addition, such leases or contracts may be subject to the temporary abatement of payments in the event the issuer is prevented from maintaining occupancy of the leased premises or utilizing the leased equipment. Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might prove difficult, time consuming and costly, and result in a delay in recovering or the failure to fully recover an Underlying Fund’s original investment. To the extent that an Underlying Fund invests in unrated municipal leases or participates in such leases, the credit quality rating and risk of cancellation of such unrated leases will be monitored on an ongoing basis.

Certificates of participation represent undivided interests in municipal leases, installment purchase agreements or other instruments. The certificates are typically issued by a trust or other entity which has received an assignment of the payments to be made by the state or political subdivision under such leases or installment purchase agreements.

Certain municipal lease obligations and certificates of participation may be deemed to be illiquid for the purpose of an Underlying Fund’s limitation on investments in illiquid securities. Other municipal lease obligations and certificates of participation acquired by an Underlying Fund may be determined by its investment adviser, pursuant to guidelines adopted by the Trustees of the Trust, to be liquid securities for the purpose of such limitation. In determining the liquidity of municipal lease obligations and certificates of participation, the investment adviser will consider a variety of factors including: (i) the willingness of dealers to bid for the security; (ii) the number of dealers willing to purchase or sell the obligation and the number of other potential buyers; (iii) the frequency of trades or quotes for the obligation; and (iv) the nature of the marketplace trades. In addition, the investment adviser will consider factors unique to particular lease obligations and certificates of participation affecting the marketability thereof. These include the general creditworthiness of the issuer, the importance to the issuer of the property covered by the lease and the likelihood that the marketability of the obligation will be maintained throughout the time the obligation is held by an Underlying Fund.

Certain of the Underlying Funds may purchase participations in Municipal Securities held by a commercial bank or other financial institution. Such participations provide an Underlying Fund with the right to a pro rata undivided interest in the underlying Municipal Securities. In addition, such participations generally provide an Underlying Fund with the right to demand payment, on not more than seven days’ notice, of all or any part of such Underlying Fund’s participation interest in the underlying Municipal Securities, plus accrued interest. An Underlying Fund will only invest in such participations if, in the opinion of bond counsel, counsel for the issuers of such participations or counsel selected by the investment advisors, the interest from such participation is exempt from regular federal income tax.

Auction Rate Securities. Municipal Securities also include auction rate Municipal Securities and auction rate preferred securities issued by closed-end investment companies that invest primarily in Municipal Securities (collectively, “auction rate securities”). Provided that the auction mechanism is successful, auction rate securities usually permit the holder to sell the securities in an auction at par value at specified intervals. The dividend is reset by “Dutch” auction in which bids are made by broker-dealers and other institutions for a certain amount of securities at a specified minimum yield. The dividend rate set by the auction is the lowest interest or dividend rate that covers all securities offered for sale. While this process is designed to permit auction rate securities to be traded at par value, there is some risk that an auction will fail due to insufficient demand for the securities. In certain recent market environments, auction failures have been more prevalent, which may adversely affect the liquidity and price of auction rate securities. Moreover, between auctions, there may be no secondary market for these securities, and sales conducted on a secondary market may not be on terms favorable to the seller. Thus, with respect to liquidity and price stability, auction rate securities may differ substantially from cash equivalents, notwithstanding the frequency of auctions and the credit quality of the security.

An Underlying Fund’s investments in auction rate securities of closed-end funds are subject to the limitations prescribed by the Act. An Underlying Fund will indirectly bear its proportionate share of any management and other fees paid by such closed-end funds in addition to the advisory fees payable directly by the Underlying Funds.

Other Types of Municipal Securities. Other types of Municipal Securities in which certain of the Underlying Funds may invest include municipal notes, tax-exempt commercial paper, pre-refunded municipal bonds, industrial development bonds, tender option bonds and insured municipal obligations.

Call Risk and Reinvestment Risk. Municipal Securities may include “call” provisions which permit the issuers of such securities, at any time or after a specified period, to redeem the securities prior to their stated maturity. In the event that Municipal Securities held in an Underlying Fund’s portfolio are called prior to the maturity, the Underlying Fund will be required to reinvest the proceeds on such securities at an earlier date and may be able to do so only at lower yields, thereby reducing the Underlying Fund’s return on its portfolio securities.

Mortgage Loans and Mortgage-Backed Securities

Certain of the Underlying Funds may invest in mortgage loans and mortgage pass-through securities and other securities representing an interest in or collateralized by adjustable and fixed rate mortgage loans (“Mortgage-Backed Securities”).

Mortgage-Backed Securities (including collateralized mortgage obligations, real estate mortgage investment conduits (“REMICs”) and stripped mortgage-backed securities as described below) are subject to both call risk and extension risk. Because of these risks, these securities can have significantly greater price and yield volatility than traditional fixed income securities.

General Characteristics of Mortgage Backed Securities.

In general, each mortgage pool underlying Mortgage-Backed Securities consists of mortgage loans evidenced by promissory notes secured by first mortgages or first deeds of trust or other similar security instruments creating a first lien on owner occupied and non-owner occupied one-unit to four-unit residential properties, multi-family (i.e., five-units or more) properties, agricultural properties, commercial properties and mixed use properties (the “Mortgaged Properties”). The Mortgaged Properties may consist of detached individual dwelling units, multi-family dwelling units, individual condominiums, townhouses, duplexes, triplexes, fourplexes, row houses, individual units in planned unit developments, other attached dwelling units (“Residential Mortgaged Properties”) or commercial properties, such as office properties, retail properties, hospitality properties, industrial properties, healthcare related properties or other types of income producing real property (“Commercial Mortgaged Properties”). Residential Mortgaged Properties may also include residential investment properties and second homes. In addition, the Mortgage-Backed Securities which are residential mortgage-backed securities may also consist of mortgage loans evidenced by promissory notes secured entirely or in part by second priority mortgage liens on Residential Mortgaged Properties.

The investment characteristics of adjustable and fixed rate Mortgage-Backed Securities differ from those of traditional fixed income securities. The major differences include the payment of interest and principal on Mortgage-Backed Securities on a more frequent (usually monthly) schedule, and the possibility that principal may be prepaid at any time due to prepayments on the underlying mortgage loans or other assets. These differences can result in significantly greater price and yield volatility than is the case with traditional fixed income securities. As a result, if an Underlying Fund purchases Mortgage-Backed Securities at a premium, a faster than expected prepayment rate will reduce both the market value and the yield to maturity from their anticipated levels. A prepayment rate that is slower than expected will have the opposite effect, increasing yield to maturity and market value. Conversely, if an Underlying Fund purchases Mortgage-Backed Securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce yield to maturity and market value. To the extent that an Underlying Fund invests in Mortgage-Backed Securities, its investment adviser may seek to manage these potential risks by investing in a variety of Mortgage-Backed Securities and by using certain hedging techniques.

Prepayments on a pool of mortgage loans are influenced by changes in current interest rates and a variety of economic, geographic, social and other factors (such as changes in mortgagor housing needs, job transfers, unemployment, mortgagor equity in the mortgage properties and servicing decisions). The timing and level of prepayments cannot be predicted. A predominant factor affecting the prepayment rate on a pool of mortgage loans is the difference between the interest rates on outstanding mortgage loans and prevailing mortgage loan interest rates (giving consideration to the cost of any refinancing). Generally, prepayments on mortgage loans will increase during a period of falling mortgage interest rates and decrease during a period of rising mortgage interest rates. Accordingly, the amounts of prepayments available for reinvestment by an Underlying Fund are likely to be greater during a period of declining mortgage interest rates. If general interest rates decline, such prepayments are likely to be reinvested at lower interest rates than an Underlying Fund was earning on the mortgage-backed securities that were prepaid. Due to these factors, mortgage-backed securities may be less effective than U.S. Treasury and other types of debt securities of similar maturity at maintaining yields during periods of declining interest rates. Because an Underlying Fund’s investments in Mortgage-Backed Securities are interest-rate sensitive, an Underlying Fund’s performance will depend in part upon the ability of the Underlying Fund to anticipate and respond to fluctuations in market interest rates and to utilize appropriate strategies to maximize returns to the Underlying Fund, while attempting to minimize the associated risks to its investment capital. Prepayments may have a disproportionate effect on certain mortgage-backed securities and other multiple class pass-through securities, which are discussed below.

The rate of interest paid on mortgage-backed securities is normally lower than the rate of interest paid on the mortgages included in the underlying pool due to (among other things) the fees paid to any servicer, special servicer and trustee for the trust fund which holds the mortgage pool, other costs and expenses of such trust fund, fees paid to any guarantor, such as Ginnie Mae (as defined below) or to any credit enhancers, mortgage pool insurers, bond insurers and/or hedge providers, and due to any yield retained by the issuer. Actual yield to the holder may vary from the coupon rate, even if adjustable, if the mortgage-backed securities are purchased or traded in the secondary market at a premium or discount. In addition, there is normally some delay between the time the issuer receives mortgage payments from the servicer and the time the issuer (or the trustee of the trust fund which holds the mortgage pool) makes the payments on the mortgage-backed securities, and this delay reduces the effective yield to the holder of such securities.

The issuers of certain mortgage-backed obligations may elect to have the pool of mortgage loans (or indirect interests in mortgage loans) underlying the securities treated as a REMIC, which is subject to special federal income tax rules. A description of the types of mortgage loans and mortgage-backed securities in which certain of the Underlying Funds may invest is provided below. The descriptions are general and summary in nature, and do not detail every possible variation of the types of securities that are permissible investments for these Underlying Funds.

Certain General Characteristics of Mortgage Loans

Adjustable Rate Mortgage Loans (“ARMs”). Certain of the Underlying Funds may invest in ARMs. ARMs generally provide for a fixed initial mortgage interest rate for a specified period of time. Thereafter, the interest rates (the “Mortgage Interest Rates”) may be subject to periodic adjustment based on changes in the applicable index rate (the “Index Rate”). The adjusted rate would be equal to the Index Rate plus a fixed percentage spread over the Index Rate established for each ARM at the time of its origination. ARMs allow an Underlying Fund to participate in increases in interest rates through periodic increases in the securities coupon rates. During periods of declining interest rates, coupon rates may readjust downward resulting in lower yields to an Underlying Fund.

Adjustable interest rates can cause payment increases that some mortgagors may find difficult to make. However, certain ARMs may provide that the Mortgage Interest Rate may not be adjusted to a rate above an applicable lifetime maximum rate or below an applicable lifetime minimum rate for such ARM. Certain ARMs may also be subject to limitations on the maximum amount by which the Mortgage Interest Rate may adjust for any single adjustment period (the “Maximum Adjustment”). Other ARMs (“Negatively Amortizing ARMs”) may provide instead or as well for limitations on changes in the monthly payment on such ARMs. Limitations on monthly payments can result in monthly payments which are greater or less than the amount necessary to amortize a Negatively Amortizing ARM by its maturity at the Mortgage Interest Rate in effect in any particular month. In the event that a monthly payment is not sufficient to pay the interest accruing on a Negatively Amortizing ARM, any such excess interest is added to the principal balance of the loan, causing negative amortization, and will be repaid through future monthly payments. It may take borrowers under Negatively Amortizing ARMs longer periods of time to build up equity and may increase the likelihood of default by such borrowers. In the event that a monthly payment exceeds the sum of the interest accrued at the applicable Mortgage Interest Rate and the principal payment which would have been necessary to amortize the outstanding principal balance over the remaining term of the loan, the excess (or “accelerated amortization”) further reduces the principal balance of the ARM. Negatively Amortizing ARMs do not provide for the extension of their original maturity to accommodate changes in their Mortgage Interest Rate. As a result, unless there is a periodic recalculation of the payment amount (which there generally is), the final payment may be substantially larger than the other payments. After the expiration of the initial fixed rate period and upon the periodic recalculation of the payment to cause timely amortization of the related mortgage loan, the monthly payment on such mortgage loan may increase substantially which may, in turn, increase the risk of the borrower defaulting in respect of such mortgage loan. These limitations on periodic increases in interest rates and on changes in monthly payments protect borrowers from unlimited interest rate and payment increases, but may result in increased credit exposure and prepayment risks for lenders. When interest due on a mortgage loan is added to the principal balance of such mortgage loan, the related mortgaged property provides proportionately less security for the repayment of such mortgage loan. Therefore, if the related borrower defaults on such mortgage loan, there is a greater likelihood that a loss will be incurred upon any liquidation of the mortgaged property which secures such mortgage loan.

ARMs also have the risk of prepayment. The rate of principal prepayments with respect to ARMs has fluctuated in recent years. The value of Mortgage-Backed Securities collateralized by ARMs is less likely to rise during periods of declining interest rates than the value of fixed-rate securities during such periods. Accordingly, ARMs may be subject to a greater rate of principal repayments in a declining interest rate environment resulting in lower yields to an Underlying Fund. For example, if prevailing interest rates fall significantly, ARMs could be subject to higher prepayment rates (than if prevailing interest rates remain constant or increase) because the availability of low fixed-rate mortgages may encourage mortgagors to refinance their ARMs to “lock-in” a fixed-rate mortgage. On the other hand, during periods of rising interest rates, the value of ARMs will lag behind changes in the market rate. ARMs are also typically subject to maximum increases and decreases in the interest rate adjustment which can be made on any one adjustment date, in any one year, or during the life of the security. In the event of dramatic increases or decreases in prevailing market interest rates, the value of an Underlying Fund’s investment in ARMs may fluctuate more substantially because these limits may prevent the security from fully adjusting its interest rate to the prevailing market rates. As with fixed-rate mortgages, ARM prepayment rates vary in both stable and changing interest rate environments.

There are two main categories of indices which provide the basis for rate adjustments on ARMs: those based on U.S. Treasury securities and those derived from a calculated measure, such as a cost of funds index or a moving average of mortgage rates. Indices commonly used for this purpose include the one-year, three-year and five-year constant maturity Treasury rates, the three-month Treasury bill rate, the 180-day Treasury bill rate, rates on longer-term Treasury securities, the 11th District Federal Home Loan Bank Cost of Funds, the National Median Cost of

Funds, the one-month, three-month, six-month or one-year London Interbank Offered Rate (“LIBOR”), the prime rate of a specific bank, or commercial paper rates. Some indices, such as the one-year constant maturity Treasury rate, closely mirror changes in market interest rate levels. Others, such as the 11th District Federal Home Loan Bank Cost of Funds index, tend to lag behind changes in market rate levels and tend to be somewhat less volatile. The degree of volatility in the market value of ARMs in an Underlying Fund’s portfolio and, therefore, in the net asset value of the Underlying Fund’s shares, will be a function of the length of the interest rate reset periods and the degree of volatility in the applicable indices.

Fixed-Rate Mortgage Loans. Generally, fixed-rate mortgage loans included in mortgage pools (the “Fixed-Rate Mortgage Loans”) will bear simple interest at fixed annual rates and have original terms to maturity ranging from 5 to 40 years. Fixed-Rate Mortgage Loans generally provide for monthly payments of principal and interest in substantially equal installments for the term of the mortgage note in sufficient amounts to fully amortize principal by maturity, although certain Fixed-Rate Mortgage Loans provide for a large final “balloon” payment upon maturity.

Certain Legal Considerations of Mortgage Loans. The following is a discussion of certain legal and regulatory aspects of the mortgage loans in which certain of the Underlying Funds may invest. This discussion is not exhaustive, and does not address all of the legal or regulatory aspects affecting mortgage loans. These regulations may impair the ability of a mortgage lender to enforce its rights under the mortgage documents. These regulations may also adversely affect an Underlying Fund’s investments in Mortgage-Backed Securities (including those issued or guaranteed by the U.S. government, its agencies or instrumentalities) by delaying the Underlying Fund’s receipt of payments derived from principal or interest on mortgage loans affected by such regulations.

1.	Foreclosure. A foreclosure of a defaulted mortgage loan may be delayed due to compliance with statutory notice or service of process provisions, difficulties in locating necessary parties or legal challenges to the mortgagee’s right to foreclose. Depending upon market conditions, the ultimate proceeds of the sale of foreclosed property may not equal the amounts owed on the Mortgage-Backed Securities. Furthermore, courts in some cases have imposed general equitable principles upon foreclosure generally designed to relieve the borrower from the legal effect of default and have required lenders to undertake affirmative and expensive actions to determine the causes for the default and the likelihood of loan reinstatement.

2.	Rights of Redemption. In some states, after foreclosure of a mortgage loan, the borrower and foreclosed junior lienors are given a statutory period in which to redeem the property, which right may diminish the mortgagee’s ability to sell the property.

3.	Legislative Limitations. In addition to anti-deficiency and related legislation, numerous other federal and state statutory provisions, including the federal bankruptcy laws and state laws affording relief to debtors, may interfere with or affect the ability of a secured mortgage lender to enforce its security interest. For example, a bankruptcy court may grant the debtor a reasonable time to cure a default on a mortgage loan, including a payment default. The court in certain instances may also reduce the monthly payments due under such mortgage loan, change the rate of interest, reduce the principal balance of the loan to the then-current appraised value of the related mortgaged property, alter the mortgage loan repayment schedule and grant priority of certain liens over the lien of the mortgage loan. If a court relieves a borrower’s obligation to repay amounts otherwise due on a mortgage loan, the mortgage loan servicer will not be required to advance such amounts, and any loss may be borne by the holders of securities backed by such loans. In addition, numerous federal and state consumer protection laws impose penalties for failure to comply with specific requirements in connection with origination and servicing of mortgage loans.

4.	“Due-on-Sale” Provisions. Fixed-rate mortgage loans may contain a so-called “due-on-sale” clause permitting acceleration of the maturity of the mortgage loan if the borrower transfers the property. The Garn-St. Germain Depository Institutions Act of 1982 sets forth nine specific instances in which no mortgage lender covered by that Act may exercise a “due-on-sale” clause upon a transfer of property. The inability to enforce a “due-on-sale” clause or the lack of such a clause in mortgage loan documents may result in a mortgage loan being assumed by a purchaser of the property that bears an interest rate below the current market rate.

5.	Usury Laws. Some states prohibit charging interest on mortgage loans in excess of statutory limits. If such limits are exceeded, substantial penalties may be incurred and, in some cases, enforceability of the obligation to pay principal and interest may be affected.

6.	Recent Governmental Action, Legislation and Regulation. The rise in the rate of foreclosures of properties in certain states or localities has resulted in legislative, regulatory and enforcement action in such states or localities seeking to prevent or restrict foreclosures, particularly in respect of residential mortgage loans. Actions have also been brought against issuers and underwriters of residential mortgage-backed securities collateralized by such residential mortgage loans and investors in such residential mortgage-backed securities. Legislative or regulatory initiatives by federal, state or local legislative bodies or administrative agencies, if enacted or adopted, could delay foreclosure or the exercise of other remedies, provide new defenses to foreclosure, or otherwise impair the ability of the loan servicer to foreclose or realize on a defaulted residential mortgage loan included in a pool of residential mortgage loans backing such residential mortgage-backed securities. While the nature or extent of limitations on foreclosure or exercise of other remedies that may be enacted cannot be predicted, any such governmental actions that interfere with the foreclosure process could increase the costs of such foreclosures or exercise of other remedies in respect of residential mortgage loans which collateralize Mortgage-Backed Securities held by an Underlying Fund, delay the timing or reduce the amount of recoveries on defaulted residential mortgage loans which collateralize Mortgage-Backed Securities held by an Underlying Fund, and consequently, could adversely impact the yields and distributions an Underlying Fund may receive in respect of its ownership of Mortgage-Backed Securities collateralized by residential mortgage loans. For example, the Helping Families Save Their Homes Act of 2009 authorized bankruptcy courts to assist bankrupt borrowers by restructuring residential mortgage loans secured by a lien on the borrower’s primary residence. Bankruptcy judges are permitted to reduce the interest rate of the bankrupt borrower’s residential mortgage loan, extend its term to maturity to up to 40 years or take other actions to reduce the borrower’s monthly payment. As a result, the value of, and the cash flows in respect of, the Mortgage-Backed Securities collateralized by these residential mortgage loans may be adversely impacted, and, as a consequence, an Underlying Fund’s investment in such Mortgage-Backed Securities could be adversely impacted. Other federal legislation, including the Home Affordability Modification Program (“HAMP”), encourages servicers to modify residential mortgage loans that are either already in default or are at risk of imminent default. Furthermore, HAMP provides incentives for servicers to modify residential mortgage loans that are contractually current. This program, as well other legislation and/or governmental intervention designed to protect consumers, may have an adverse impact on servicers of residential mortgage loans by increasing costs and expenses of these servicers while at the same time decreasing servicing cash flows. Such increased financial pressures may have a negative effect on the ability of servicers to pursue collection on residential mortgage loans that are experiencing increased delinquencies and defaults and to maximize recoveries on the sale of underlying residential mortgaged properties following foreclosure. Other legislative or regulatory actions include insulation of servicers from liability for modification of residential mortgage loans without regard to the terms of the applicable servicing agreements. The foregoing legislation and current and future governmental regulation activities may have the effect of reducing returns to an Underlying Fund to the extent it has invested in Mortgage-Backed Securities collateralized by these residential mortgage loans.

Mortgage Pass-Through Securities

To the extent consistent with their investment policies, certain of the Underlying Funds may invest in both government guaranteed and privately issued mortgage pass-through securities (“Mortgage Pass-Throughs”) that are fixed or adjustable rate Mortgage-Backed Securities which provide for monthly payments that are a “pass-through” of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees or other amounts paid to any guarantor, administrator and/or servicer of the underlying mortgage loans. The seller or servicer of the underlying mortgage obligations will generally make representations and warranties to certificate-holders as to certain characteristics of the mortgage loans and as to the accuracy of certain information furnished to the trustee in respect of each such mortgage loan. Upon a breach of any representation or warranty that materially and adversely affects the interests of the related certificate-holders in a mortgage loan, the seller or servicer generally may be obligated either to cure the breach in all material respects, to repurchase the mortgage loan or, if the related agreement so provides, to substitute in its place a mortgage loan pursuant to the conditions set forth therein. Such a repurchase or substitution obligation may constitute the sole remedy available to the related certificate-holders or the trustee for the material breach of any such representation or warranty by the seller or servicer.

The following discussion describes certain aspects of only a few of the wide variety of structures of Mortgage Pass-Throughs that are available or may be issued.

General Description of Certificates. Mortgage Pass-Throughs may be issued in one or more classes of senior certificates and one or more classes of subordinate certificates. Each such class may bear a different pass-through rate. Generally, each certificate will evidence the specified interest of the holder thereof in the payments of principal or interest or both in respect of the mortgage pool comprising part of the trust fund for such certificates.

Any class of certificates may also be divided into subclasses entitled to varying amounts of principal and interest. If a REMIC election has been made, certificates of such subclasses may be entitled to payments on the basis of a stated principal balance and stated interest rate, and payments among different subclasses may be made on a sequential, concurrent, pro rata or disproportionate basis, or any combination thereof. The stated interest rate on any such subclass of certificates may be a fixed rate or one which varies in direct or inverse relationship to an objective interest index.

Generally, each registered holder of a certificate will be entitled to receive its pro rata share of monthly distributions of all or a portion of principal of the underlying mortgage loans or of interest on the principal balances thereof, which accrues at the applicable mortgage pass-through rate, or both. The difference between the mortgage interest rate and the related mortgage pass-through rate (less the amount, if any, of retained yield) with respect to each mortgage loan will generally be paid to the servicer as a servicing fee. Because certain adjustable rate mortgage loans included in a mortgage pool may provide for deferred interest (i.e., negative amortization), the amount of interest actually paid by a mortgagor in any month may be less than the amount of interest accrued on the outstanding principal balance of the related mortgage loan during the relevant period at the applicable mortgage interest rate. In such event, the amount of interest that is treated as deferred interest will generally be added to the principal balance of the related mortgage loan and will be distributed pro rata to certificate-holders as principal of such mortgage loan when paid by the mortgagor in subsequent monthly payments or at maturity.

Government Guaranteed Mortgage-Backed Securities. There are several types of government guaranteed Mortgage-Backed Securities currently available, including guaranteed mortgage pass-through certificates and multiple class securities, which include guaranteed Real Estate Mortgage Investment Conduit Certificates (“REMIC Certificates”), other collateralized mortgage obligations and stripped Mortgage-Backed Securities. An Underlying Fund is permitted to invest in other types of Mortgage-Backed Securities that may be available in the future to the extent consistent with its investment policies and objective.

An Underlying Fund’s investments in Mortgage-Backed Securities may include securities issued or guaranteed by the U.S. Government or one of its agencies, authorities, instrumentalities or sponsored enterprises, such as the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“Freddie Mac”). Ginnie Mae securities are backed by the full faith and credit of the U.S. Government, which means that the U.S. Government guarantees that the interest and principal will be paid when due. Fannie Mae and Freddie Mac securities are not backed by the full faith and credit of the U.S. Government. Fannie Mae and Freddie Mac have the ability to borrow from the U.S. Treasury, and as a result, they are generally viewed by the market as high quality securities with low credit risks. From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating federal sponsorship of Fannie Mae and Freddie Mac. The Trust cannot predict what legislation, if any, may be proposed in the future in Congress as regards such sponsorship or which proposals, if any, might be enacted. Such proposals, if enacted, might materially and adversely affect the availability of government guaranteed Mortgage-Backed Securities and the liquidity and value of an Underlying Fund’s portfolio.

There is risk that the U.S. Government will not provide financial support to its agencies, authorities, instrumentalities or sponsored enterprises. An Underlying Fund may purchase U.S. Government Securities that are not backed by the full faith and credit of the U.S. Government, such as those issued by Fannie Mae and Freddie Mac. The maximum potential liability of the issuers of some U.S. Government Securities held by an Underlying

Fund may greatly exceed such issuers’ current resources, including such issuers’ legal right to support from the U.S. Treasury. It is possible that issuers of U.S. Government Securities will not have the funds to meet their payment obligations in the future.

Below is a general discussion of certain types of guaranteed Mortgage-Backed Securities in which certain of the Underlying Funds may invest.

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Ginnie Mae Certificates. Ginnie Mae is a wholly-owned corporate instrumentality of the United States. Ginnie Mae is authorized to guarantee the timely payment of the principal of and interest on certificates that are based on and backed by a pool of mortgage loans insured by the Federal Housing Administration (“FHA”), or guaranteed by the Veterans Administration (“VA”), or by pools of other eligible mortgage loans. In order to meet its obligations under any guaranty, Ginnie Mae is authorized to borrow from the United States Treasury in an unlimited amount. The National Housing Act provides that the full faith and credit of the U.S. Government is pledged to the timely payment of principal and interest by Ginnie Mae of amounts due on Ginnie Mae certificates.

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Fannie Mae Certificates. Fannie Mae is a stockholder-owned corporation chartered under an act of the United States Congress. Generally, Fannie Mae Certificates are issued and guaranteed by Fannie Mae and represent an undivided interest in a pool of mortgage loans (a “Pool”) formed by Fannie Mae. A Pool consists of residential mortgage loans either previously owned by Fannie Mae or purchased by it in connection with the formation of the Pool. The mortgage loans may be either conventional mortgage loans (i.e., not insured or guaranteed by any U.S. Government agency) or mortgage loans that are either insured by the FHA or guaranteed by the VA. However, the mortgage loans in Fannie Mae Pools are primarily conventional mortgage loans. The lenders originating and servicing the mortgage loans are subject to certain eligibility requirements established by Fannie Mae. Fannie Mae has certain contractual responsibilities. With respect to each Pool, Fannie Mae is obligated to distribute scheduled installments of principal and interest after Fannie Mae’s servicing and guaranty fee, whether or not received, to Certificate holders. Fannie Mae also is obligated to distribute to holders of Certificates an amount equal to the full principal balance of any foreclosed mortgage loan, whether or not such principal balance is actually recovered. The obligations of Fannie Mae under its guaranty of the Fannie Mae Certificates are obligations solely of Fannie Mae. See “Certain Additional Information with Respect to Freddie Mac and Fannie Mae” below.

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Freddie Mac Certificates. Freddie Mac is a publicly held U.S. Government sponsored enterprise. A principal activity of Freddie Mac currently is the purchase of first lien, conventional, residential and multifamily mortgage loans and participation interests in such mortgage loans and their resale in the form of mortgage securities, primarily Freddie Mac Certificates. A Freddie Mac Certificate represents a pro rata interest in a group of mortgage loans or participations in mortgage loans (a “Freddie Mac Certificate group”) purchased by Freddie Mac. Freddie Mac guarantees to each registered holder of a Freddie Mac Certificate the timely payment of interest at the rate provided for by such Freddie Mac Certificate (whether or not received on the underlying loans). Freddie Mac also guarantees to each registered Certificate holder ultimate collection of all principal of the related mortgage loans, without any offset or deduction, but does not, generally, guarantee the timely payment of scheduled principal. The obligations of Freddie Mac under its guaranty of Freddie Mac Certificates are obligations solely of Freddie Mac. See “Certain Additional Information with Respect to Freddie Mac and Fannie Mae” below.

The mortgage loans underlying the Freddie Mac and Fannie Mae Certificates consist of adjustable rate or fixed-rate mortgage loans with original terms to maturity of up to forty years. These mortgage loans are usually secured by first liens on one-to-four-family residential properties or multi-family projects. Each mortgage loan must meet the applicable standards set forth in the law creating Freddie Mac or Fannie Mae. A Freddie Mac Certificate group may include whole loans, participation interests in whole loans, undivided interests in whole loans and participations comprising another Freddie Mac Certificate group.

Conventional Mortgage Loans. The conventional mortgage loans underlying the Freddie Mac and Fannie Mae Certificates consist of adjustable rate or fixed-rate mortgage loans normally with original terms to maturity of between five and thirty years. Substantially all of these mortgage loans are secured by first liens on one- to four-family residential properties or multi-family projects. Each mortgage loan must meet the applicable standards set forth in the law creating Freddie Mac or Fannie Mae. A Freddie Mac Certificate group may include whole loans, participation interests in whole loans, undivided interests in whole loans and participations comprising another Freddie Mac Certificate group.

Certain Additional Information with Respect to Freddie Mac and Fannie Mae. The volatility and disruption that impacted the capital and credit markets during late 2008 and into 2009 have led to increased market concerns about Freddie Mac’s and Fannie Mae’s ability to withstand future credit losses associated with securities held in their investment portfolios, and on which they provide guarantees, without the direct support of the federal government. On September 6, 2008, both Freddie Mac and Fannie Mae were placed under the conservatorship of the Federal Housing Finance Agency (“FHFA”). Under the plan of conservatorship, the FHFA has assumed control of, and generally has the power to direct, the operations of Freddie Mac and Fannie Mae, and is empowered to exercise all powers collectively held by their respective shareholders, directors and officers, including the power to (1) take over the assets of and operate Freddie Mac and Fannie Mae with all the powers of the shareholders, the directors, and the officers of Freddie Mac and Fannie Mae and conduct all business of Freddie Mac and Fannie Mae; (2) collect all obligations and money due to Freddie Mac and Fannie Mae; (3) perform all functions of Freddie Mac and Fannie Mae which are consistent with the conservator’s appointment; (4) preserve and conserve the assets and property of Freddie Mac and Fannie Mae; and (5) contract for assistance in fulfilling any function, activity, action or duty of the conservator. In addition, in connection with the actions taken by the FHFA, the U.S. Treasury Department (the “Treasury”) has entered into certain preferred stock purchase agreements with each of Freddie Mac and Fannie Mae which establish the Treasury as the holder of a new class of senior preferred stock in each of Freddie Mac and Fannie Mae, which stock was issued in connection with financial contributions from the Treasury to Freddie Mac and Fannie Mae. The conditions attached to the financial contribution made by the Treasury to Freddie Mac and Fannie Mae and the issuance of this senior preferred stock place significant restrictions on the activities of Freddie Mac and Fannie Mae. Freddie Mac and Fannie Mae must obtain the consent of the Treasury to, among other things, (i) make any payment to purchase or redeem its capital stock or pay any dividend other than in respect of the senior preferred stock to the Treasury, (ii) issue capital stock of any kind, (iii) terminate the conservatorship of the FHFA except in connection with a receivership, or (iv) increase its debt beyond certain specified levels. In addition, significant restrictions are placed on the maximum size of each of Freddie Mac’s and Fannie Mae’s respective portfolios of mortgages and Mortgage-Backed Securities, and the purchase agreements entered into by Freddie Mac and Fannie Mae provide that the maximum size of their portfolios of these assets must decrease by a specified percentage each year. The future status and role of Freddie Mac and Fannie Mae could be impacted by (among other things) the actions taken and restrictions placed on Freddie Mac and Fannie Mae by the FHFA in its role as conservator, the restrictions placed on Freddie Mac’s and Fannie Mae’s operations and activities as a result of the senior preferred stock investment made by the Treasury, market responses to developments at Freddie Mac and Fannie Mae, and future legislative and regulatory action that alters the operations, ownership, structure and/or mission of these institutions, each of which may, in turn, impact the value of, and cash flows on, any Mortgage-Backed Securities guaranteed by Freddie Mac and Fannie Mae, including any such Mortgage-Backed Securities held by an Underlying Fund. On June 16, 2010, FHFA ordered Fannie Mae and Freddie Mac’s stock de-listed from the New York Stock Exchange (“NYSE”) after the price of common stock in Fannie Mae fell below the NYSE minimum average closing price of $1 for more than 30 days.

Privately Issued Mortgage-Backed Securities. Certain of the Underlying Funds may invest in privately issued Mortgage-Backed Securities. Privately issued Mortgage-Backed Securities are generally backed by pools of conventional (i.e., non-government guaranteed or insured) mortgage loans. The seller or servicer of the underlying mortgage obligations will generally make representations and warranties to certificate-holders as to certain characteristics of the mortgage loans and as to the accuracy of certain information furnished to the trustee in respect of each such mortgage loan. Upon a breach of any representation or warranty that materially and adversely affects the interests of the related certificate-holders in a mortgage loan, the seller or servicer generally will be obligated either to cure the breach in all material respects, to repurchase the mortgage loan or, if the related agreement so provides, to substitute in its place a mortgage loan pursuant to the conditions set forth therein. Such a repurchase or substitution obligation may constitute the sole remedy available to the related certificate-holders or the trustee for the material breach of any such representation or warranty by the seller or servicer.

Ratings. The ratings assigned by a rating organization to Mortgage Pass-Throughs generally address the likelihood of the receipt of distributions on the underlying mortgage loans by the related certificate-holders under the agreements pursuant to which such certificates are issued. A rating organization’s ratings normally take into consideration the credit quality of the related mortgage pool, including any credit support providers, structural and legal aspects associated with such certificates, and the extent to which the payment stream on such mortgage pool is adequate to make payments required by such certificates. A rating organization’s ratings on such certificates do not, however, constitute a statement regarding frequency of prepayments on the related mortgage loans. In addition, the rating assigned by a rating organization to a certificate may not address the possibility that, in the event of the insolvency of the issuer of certificates where a subordinated interest was retained, the issuance and sale of the senior certificates may be recharacterized as a financing and, as a result of such recharacterization, payments on such certificates may be affected. A rating organization may downgrade or withdraw a rating assigned by it to any Mortgage Pass-Through at any time, and no assurance can be made that any ratings on any Mortgage Pass-Throughs included in an Underlying Fund will be maintained, or that if such ratings are assigned, they will not be downgraded or withdrawn by the assigning rating organization.

Recently, rating agencies have placed on credit watch or downgraded the ratings previously assigned to a large number of mortgage-backed securities (which may include certain of the Mortgage-Backed Securities in which certain of the Underlying Funds may have invested or may in the future be invested), and may continue to do so in the future. In the event that any Mortgage-Backed Security held by an Underlying Fund is placed on credit watch or downgraded, the value of such Mortgage-Backed Security may decline and the Underlying Fund may consequently experience losses in respect of such Mortgage-Backed Security.

Credit Enhancement. Mortgage pools created by non-governmental issuers generally offer a higher yield than government and government-related pools because of the absence of direct or indirect government or agency payment guarantees. To lessen the effect of failures by obligors on underlying assets to make payments, Mortgage Pass-Throughs may contain elements of credit support. Credit support falls generally into two categories: (i) liquidity protection and (ii) protection against losses resulting from default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pools of mortgages, the provision of a reserve fund, or a combination thereof, to ensure, subject to certain limitations, that scheduled payments on the underlying pool are made in a timely fashion. Protection against losses resulting from default ensures ultimate payment of the obligations on at least a portion of the assets in the pool. Such credit support can be provided by, among other things, payment guarantees, letters of credit, pool insurance, subordination, or any combination thereof.

Subordination; Shifting of Interest; Reserve Fund. In order to achieve ratings on one or more classes of Mortgage Pass-Throughs, one or more classes of certificates may be subordinate certificates which provide that the rights of the subordinate certificate-holders to receive any or a specified portion of distributions with respect to the underlying mortgage loans may be subordinated to the rights of the senior certificate holders. If so structured, the subordination feature may be enhanced by distributing to the senior certificate-holders on certain distribution dates, as payment of principal, a specified percentage (which generally declines over time) of all principal payments received during the preceding prepayment period (“shifting interest credit enhancement”). This will have the effect of accelerating the amortization of the senior certificates while increasing the interest in the trust fund evidenced by the subordinate certificates. Increasing the interest of the subordinate certificates relative to that of the senior certificates is intended to preserve the availability of the subordination provided by the subordinate certificates. In addition, because the senior certificate-holders in a shifting interest credit enhancement structure are entitled to receive a percentage of principal prepayments which is greater than their proportionate interest in the trust fund, the rate of principal prepayments on the mortgage loans may have an even greater effect on the rate of principal payments and the amount of interest payments on, and the yield to maturity of, the senior certificates.

In addition to providing for a preferential right of the senior certificate-holders to receive current distributions from the mortgage pool, a reserve fund may be established relating to such certificates (the “Reserve Fund”). The Reserve Fund may be created with an initial cash deposit by the originator or servicer and augmented by the retention of distributions otherwise available to the subordinate certificate-holders or by excess servicing fees until the Reserve Fund reaches a specified amount.

The subordination feature, and any Reserve Fund, are intended to enhance the likelihood of timely receipt by senior certificate-holders of the full amount of scheduled monthly payments of principal and interest due to them and will protect the senior certificate-holders against certain losses; however, in certain circumstances the Reserve Fund could be depleted and temporary shortfalls could result. In the event that the Reserve Fund is depleted before the subordinated amount is reduced to zero, senior certificate-holders will nevertheless have a preferential right to receive current distributions from the mortgage pool to the extent of the then outstanding subordinated amount. Unless otherwise specified, until the subordinated amount is reduced to zero, on any distribution date any amount otherwise distributable to the subordinate certificates or, to the extent specified, in the Reserve Fund will generally be used to offset the amount of any losses realized with respect to the mortgage loans (“Realized Losses”). Realized Losses remaining after application of such amounts will generally be applied to reduce the ownership interest of the subordinate certificates in the mortgage pool. If the subordinated amount has been reduced to zero, Realized Losses generally will be allocated pro rata among all certificate-holders in proportion to their respective outstanding interests in the mortgage pool.

Alternative Credit Enhancement. As an alternative, or in addition to the credit enhancement afforded by subordination, credit enhancement for Mortgage Pass-Throughs may be provided through bond insurers, or at the mortgage loan-level through mortgage insurance, hazard insurance, or through the deposit of cash, certificates of deposit, letters of credit, a limited guaranty or by such other methods as are acceptable to a rating agency. In certain circumstances, such as where credit enhancement is provided by bond insurers, guarantees or letters of credit, the security is subject to credit risk because of its exposure to the credit risk of an external credit enhancement provider.

Voluntary Advances. Generally, in the event of delinquencies in payments on the mortgage loans underlying the Mortgage Pass-Throughs, the servicer may agree to make advances of cash for the benefit of certificate-holders, but generally will do so only to the extent that it determines such voluntary advances will be recoverable from future payments and collections on the mortgage loans or otherwise.

Optional Termination. Generally, the servicer may, at its option with respect to any certificates, repurchase all of the underlying mortgage loans remaining outstanding if at such time the aggregate outstanding principal balance of such mortgage loans is less than a specified percentage (generally 5-10%) of the aggregate outstanding principal balance of the mortgage loans as of the cut-off date specified with respect to such series.

Multiple Class Mortgage-Backed Securities and Collateralized Mortgage Obligations. Certain of the Underlying Funds may invest in multiple class securities including collateralized mortgage obligations (“CMOs”) and REMIC Certificates. These securities may be issued by U.S. Government agencies, instrumentalities or sponsored enterprises such as Fannie Mae or Freddie Mac or by trusts formed by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, insurance companies, investment banks and special purpose subsidiaries of the foregoing. In general, CMOs are debt obligations of a legal entity that are collateralized by, and multiple class Mortgage-Backed Securities represent direct ownership interests in, a pool of mortgage loans or Mortgage-Backed Securities the payments on which are used to make payments on the CMOs or multiple class Mortgage-Backed Securities.

Fannie Mae REMIC Certificates are issued and guaranteed as to timely distribution of principal and interest by Fannie Mae. In addition, Fannie Mae will be obligated to distribute the principal balance of each class of REMIC Certificates in full, whether or not sufficient funds are otherwise available.

Freddie Mac guarantees the timely payment of interest on Freddie Mac REMIC Certificates and also guarantees the payment of principal as payments are required to be made on the underlying mortgage participation certificates (“PCs”). PCs represent undivided interests in specified level payment, residential mortgages or participations therein purchased by Freddie Mac and placed in a PC pool. With respect to principal payments on PCs, Freddie Mac generally guarantees ultimate collection of all principal of the related mortgage loans without offset or deduction but the receipt of the required payments may be delayed. Freddie Mac also guarantees timely payment of principal of certain PCs.

CMOs and guaranteed REMIC Certificates issued by Fannie Mae and Freddie Mac are types of multiple class Mortgage-Backed Securities. The REMIC Certificates represent beneficial ownership interests in a REMIC trust, generally consisting of mortgage loans or Fannie Mae, Freddie Mac or Ginnie Mae guaranteed Mortgage-Backed

Securities (the “Mortgage Assets”). The obligations of Fannie Mae or Freddie Mac under their respective guaranty of the REMIC Certificates are obligations solely of Fannie Mae or Freddie Mac, respectively. See “Certain Additional Information with Respect to Freddie Mac and Fannie Mae.”

CMOs and REMIC Certificates are issued in multiple classes. Each class of CMOs or REMIC Certificates, often referred to as a “tranche,” is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Principal prepayments on the mortgage loans or the Mortgage Assets underlying the CMOs or REMIC Certificates may cause some or all of the classes of CMOs or REMIC Certificates to be retired substantially earlier than their final distribution dates. Generally, interest is paid or accrues on all classes of CMOs or REMIC Certificates on a monthly basis.

The principal of and interest on the Mortgage Assets may be allocated among the several classes of CMOs or REMIC Certificates in various ways. In certain structures (known as “sequential pay” CMOs or REMIC Certificates), payments of principal, including any principal prepayments, on the Mortgage Assets generally are applied to the classes of CMOs or REMIC Certificates in the order of their respective final distribution dates. Thus, no payment of principal will be made on any class of sequential pay CMOs or REMIC Certificates until all other classes having an earlier final distribution date have been paid in full.

Additional structures of CMOs and REMIC Certificates include, among others, “parallel pay” CMOs and REMIC Certificates. Parallel pay CMOs or REMIC Certificates are those which are structured to apply principal payments and prepayments of the Mortgage Assets to two or more classes concurrently on a proportionate or disproportionate basis. These simultaneous payments are taken into account in calculating the final distribution date of each class.

A wide variety of REMIC Certificates may be issued in parallel pay or sequential pay structures. These securities include accrual certificates (also known as “Z-Bonds”), which only accrue interest at a specified rate until all other certificates having an earlier final distribution date have been retired and are converted thereafter to an interest-paying security, and planned amortization class (“PAC”) certificates, which are parallel pay REMIC Certificates that generally require that specified amounts of principal be applied on each payment date to one or more classes or REMIC Certificates (the “PAC Certificates”), even though all other principal payments and prepayments of the Mortgage Assets are then required to be applied to one or more other classes of the PAC Certificates. The scheduled principal payments for the PAC Certificates generally have the highest priority on each payment date after interest due has been paid to all classes entitled to receive interest currently. Shortfalls, if any, are added to the amount payable on the next payment date. The PAC Certificate payment schedule is taken into account in calculating the final distribution date of each class of PAC. In order to create PAC tranches, one or more tranches generally must be created that absorb most of the volatility in the underlying mortgage assets. These tranches tend to have market prices and yields that are much more volatile than other PAC classes.

Commercial Mortgage-Backed Securities. Commercial mortgage-backed securities (“CMBS”) are a type of Mortgage Pass-Through that are primarily backed by a pool of commercial mortgage loans. The commercial mortgage loans are, in turn, generally secured by commercial mortgaged properties (such as office properties, retail properties, hospitality properties, industrial properties, healthcare related properties or other types of income producing real property). CMBS generally entitle the holders thereof to receive payments that depend primarily on the cash flow from a specified pool of commercial or multifamily mortgage loans. CMBS will be affected by payments, defaults, delinquencies and losses on the underlying mortgage loans. The underlying mortgage loans generally are secured by income producing properties such as office properties, retail properties, multifamily properties, manufactured housing, hospitality properties, industrial properties and self storage properties. Because issuers of CMBS have no significant assets other than the underlying commercial real estate loans and because of the significant credit risks inherent in the underlying collateral, credit risk is a correspondingly important consideration with respect to the related CMBS Securities. Certain of the mortgage loans underlying CMBS Securities constituting part of the collateral interests may be delinquent, in default or in foreclosure.

Commercial real estate lending may expose a lender (and the related Mortgage-Backed Security) to a greater risk of loss than certain other forms of lending because it typically involves making larger loans to single borrowers or groups of related borrowers. In addition, in the case of certain commercial mortgage loans, repayment of loans secured by commercial and multifamily properties depends upon the ability of the related real estate project to generate income sufficient to pay debt service, operating expenses and leasing commissions and to make necessary repairs, tenant improvements and capital improvements, and in the case of loans that do not fully amortize over their terms, to retain sufficient value to permit the borrower to pay off the loan at maturity through a sale or refinancing of the mortgaged property. The net operating income from and value of any commercial property is subject to various risks, including changes in general or local economic conditions and/or specific industry segments; declines in real estate values; declines in rental or occupancy rates; increases in interest rates, real estate tax rates and other operating expenses; changes in governmental rules, regulations and fiscal policies; acts of God; terrorist threats and attacks and social unrest and civil disturbances. In addition, certain of the mortgaged properties securing the pools of commercial mortgage loans underlying CMBS may have a higher degree of geographic concentration in a few states or regions. Any deterioration in the real estate market or economy or adverse events in such states or regions, may increase the rate of delinquency and default experience (and as a consequence, losses) with respect to mortgage loans related to properties in such state or region. Pools of mortgaged properties securing the commercial mortgage loans underlying CMBS may also have a higher degree of concentration in certain types of commercial properties. Accordingly, such pools of mortgage loans represent higher exposure to risks particular to those types of commercial properties. Certain pools of commercial mortgage loans underlying CMBS consist of a fewer number of mortgage loans with outstanding balances that are larger than average. If a mortgage pool includes mortgage loans with larger than average balances, any realized losses on such mortgage loans could be more severe, relative to the size of the pool, than would be the case if the aggregate balance of the pool were distributed among a larger number of mortgage loans. Certain borrowers or affiliates thereof relating to certain of the commercial mortgage loans underlying CMBS may have had a history of bankruptcy. Certain mortgaged properties securing the commercial mortgage loans underlying CMBS may have been exposed to environmental conditions or circumstances. The ratings in respect of certain of the CMBS comprising the Mortgage-Backed Securities may have been withdrawn, reduced or placed on credit watch since issuance. In addition, losses and/or appraisal reductions may be allocated to certain of such CMBS and certain of the collateral or the assets underlying such collateral may be delinquent and/or may default from time to time.

CMBS held by an Underlying Fund may be subordinated to one or more other classes of securities of the same series for purposes of, among other things, establishing payment priorities and offsetting losses and other shortfalls with respect to the related underlying mortgage loans. Realized losses in respect of the mortgage loans included in the CMBS pool and trust expenses generally will be allocated to the most subordinated class of securities of the related series. Accordingly, to the extent any CMBS is or becomes the most subordinated class of securities of the related series, any delinquency or default on any underlying mortgage loan may result in shortfalls, realized loss allocations or extensions of its weighted average life and will have a more immediate and disproportionate effect on the related CMBS than on a related more senior class of CMBS of the same series. Further, even if a class is not the most subordinate class of securities, there can be no assurance that the subordination offered to such class will be sufficient on any date to offset all losses or expenses incurred by the underlying trust. CMBS are typically not guaranteed or insured, and distributions on such CMBS generally will depend solely upon the amount and timing of payments and other collections on the related underlying commercial mortgage loans.

Stripped Mortgage-Backed Securities. Certain of the Underlying Funds may invest in stripped mortgage-backed securities (“SMBS”), which are derivative multiclass mortgage securities, issued or guaranteed by the U.S. Government, its agencies or instrumentalities or non-governmental originators. SMBS are usually structured with two different classes: one that receives substantially all of the interest payments (the interest-only, or “IO” and/or the high coupon rate with relatively low principal amount, or “IOette”), and the other that receives substantially all of the principal payments (the principal-only, or “PO”), from a pool of mortgage loans.

Certain SMBS may not be readily marketable and will be considered illiquid for purposes of an Underlying Fund’s limitation on investments in illiquid securities. An Underlying Fund’s investment adviser may determine that SMBS which are U.S. Government Securities are liquid for purposes of an Underlying Fund’s limitation on investments in illiquid securities. The market value of POs generally is unusually volatile in response to changes in interest rates. The yields on IOs and IOettes are generally higher than prevailing market yields on other Mortgage-Backed Securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped. An Underlying Fund’s investment in SMBS may require the Underlying Fund to sell certain of its portfolio securities to generate sufficient cash to satisfy certain income distribution requirements.

Asset-Backed Securities

Asset-backed securities represent participations in, or are secured by and payable from, assets such as motor vehicle installment sales, installment loan contracts, leases of various types of real and personal property, receivables from revolving credit (credit card) agreements and other categories of receivables. Such assets are securitized through the use of trusts and special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution unaffiliated with the trust or corporation, or other credit enhancements may be present.

Certain of the Underlying Funds may invest in asset-backed securities. Such securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying asset-backed securities can be expected to accelerate. Accordingly, the Underlying Fund’s ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time. To the extent that certain of the Underlying Funds invest in asset-backed securities, the values of the Underlying Fund’s portfolio securities will vary with changes in market interest rates generally and the differentials in yields among various kinds of asset-backed securities.

Asset-backed securities present certain additional risks because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. Credit card receivables are generally unsecured and the debtors on such receivables are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set-off certain amounts owed on the credit cards, thereby reducing the balance due. Automobile receivables generally are secured, but by automobiles rather than residential real property. Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles. Therefore, if the issuer of an asset-backed security defaults on its payment obligations, there is the possibility that, in some cases, the Fund will be unable to possess and sell the underlying collateral and that the Fund’s recoveries on repossessed collateral may not be available to support payments on these securities.

Mortgage-related and other asset-backed securities are subject to certain additional risks. Generally, rising interest rates tend to extend the duration of fixed rate mortgage-backed securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, if an Underlying Fund or Portfolio holds mortgage-backed securities, it may exhibit additional volatility. This is known as extension risk. In addition, adjustable and fixed rate mortgage-backed securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of an Underlying Fund or Portfolio because the Underlying Fund or Portfolio may have to reinvest that money at the lower prevailing interest rates. An Underlying Fund’s or Portfolio’s investments in other asset-backed securities are subject to risks similar to those associated with mortgage-backed securities, as well as additional risks associated with the nature of the assets and the servicing of those assets. Certain Underlying Funds or Portfolios may invest in mortgage-backed securities issued by the U.S. Government (see “U.S. Government Securities Risk”). To the extent that an Underlying Fund or Portfolio invests in mortgage-backed securities offered by non-governmental issuers, such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers, the Underlying Fund or Portfolio may be subject to additional risks. Timely payment of interest and principal of non-governmental issuers are supported by various forms of private insurance or guarantees, including individual loan, title, pool and hazard insurance purchased by the issuer. There can be no assurance that the private insurers can meet their obligations under the policies. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of a mortgage-backed security and could result in losses to an Underlying Fund or Portfolio. The risk of such defaults is generally higher in the case of mortgage pools that include subprime mortgages. Subprime mortgages refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their mortgages.

Recent Events Relating to the Mortgage- and Asset-Backed Securities Markets and the Overall Economy

The unprecedented disruption in the residential mortgage-backed securities market (and in particular, the “subprime” residential mortgage market), the broader mortgage-backed securities market and the asset-backed securities market in 2008 and 2009 resulted (and continues to result) in downward price pressures and increasing foreclosures and defaults in residential and commercial real estate. Concerns over inflation, energy costs, geopolitical issues, the availability and cost of credit, the mortgage market and a depressed real estate market have contributed to increased volatility and diminished expectations for the economy and markets going forward, and have contributed to dramatic declines in the housing market, with falling home prices and increasing foreclosures and unemployment, and significant asset write-downs by financial institutions. These conditions have prompted a number of financial institutions to seek additional capital, to merge with other institutions and, in some cases, to fail or seek bankruptcy protection. Between 2008-2009, the market for Mortgage-Backed Securities (as well as other asset-backed securities) was particularly adversely impacted by, among other factors, the failure and subsequent sale of Bear, Stearns & Co. Inc. to J.P. Morgan Chase, the merger of Bank of America Corporation and Merrill Lynch & Co., the insolvency of Washington Mutual Inc., the failure and subsequent bankruptcy of Lehman Brothers Holdings, Inc., the extension of approximately $152 billion in emergency credit by the U.S. Department of the Treasury to American International Group Inc., and, as described above, the conservatorship and the control by the U.S. government of Freddie Mac and Fannie Mae. Recently, the global markets have also seen an increase in volatility due to uncertainty surrounding the level and sustainability of sovereign debt of certain countries that are part of the European Union, including Greece, Spain, Portugal, Ireland and Italy, as well as the sustainability of the European Union itself. Recent concerns over the level and sustainability of the sovereign debt of the United States have aggravated this volatility. No assurance can be made that this uncertainty will not lead to further disruption of the credit markets in the United States or around the globe. These events, coupled with the general global economic downturn, have resulted in a substantial level of uncertainty in the financial markets, particularly with respect to mortgage-related investments.

The continuation or worsening of this general economic downturn may lead to further declines in income from, or the value of, real estate, including the real estate which secures the Mortgage-Backed Securities held by certain of the Underlying Funds. Additionally, a lack of credit liquidity, adjustments of mortgages to higher rates and decreases in the value of real property have occurred and may continue to occur or worsen, and potentially prevent borrowers from refinancing their mortgages, which may increase the likelihood of default on their mortgage loans. These economic conditions, coupled with high levels of real estate inventory and elevated incidence of underwater mortgages, may also adversely affect the amount of proceeds the holder of a mortgage loan or mortgage-backed securities (including the Mortgaged-Backed Securities in which certain Underlying Funds may invest) would realize in the event of a foreclosure or other exercise of remedies. Moreover, even if such Mortgage-Backed Securities are performing as anticipated, the value of such securities in the secondary market may nevertheless fall or continue to fall as a result of deterioration in general market conditions for such Mortgage-Backed Securities or other asset-backed or structured products. Trading activity associated with market indices may also drive spreads on those indices wider than spreads on Mortgage-Backed Securities, thereby resulting in a decrease in value of such Mortgage-Backed Securities, including the Mortgage-Backed Securities owned by certain of the Underlying Funds.

The U.S. Government, the Federal Reserve, the Treasury, the SEC, the Federal Deposit Insurance Corporation (the “FDIC”) and other governmental and regulatory bodies have recently taken or are considering taking actions to address the financial crisis. These actions include, but are not limited to, the enactment by the United States Congress of the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank Act”) which was signed into law on July 21, 2010 and imposes a new regulatory framework over the U.S. financial services industry and the consumer credit markets in general, and proposed regulations by the SEC, which, if enacted, would significantly alter the manner in which asset-backed securities, including Mortgage-Backed Securities, are issued. Given the broad scope, sweeping nature, and relatively recent enactment of some of these regulatory measures, the potential impact they could have on any of the asset-backed or Mortgage-Backed Securities held by certain of the Underlying Funds is unknown. There can be no assurance that these measures will not have an adverse effect on the value or marketability of any asset-backed or Mortgage-Backed Securities held by certain of the Underlying Funds. Furthermore, no assurance can be made that the U.S. Government or any U.S. regulatory body (or other authority or regulatory body) will not continue to take further legislative or regulatory action in response to the economic crisis or otherwise, and the effect of such actions, if taken, cannot be known.

Among its other provisions, the Dodd-Frank Act creates a liquidation framework under which the FDIC, may be appointed as receiver following a “systemic risk determination” by the Secretary of Treasury (in consultation with the President) for the resolution of certain nonbank financial companies and other entities, defined as “covered financial companies”, and commonly referred to as “systemically important entities”, in the event such a company is in default or in danger of default and the resolution of such a company under other applicable law would have serious adverse effects on financial stability in the United States, and also for the resolution of certain of their subsidiaries. No assurances can be given that this new liquidation framework would not apply to the originators of asset-backed securities, including Mortgage-Backed Securities, or their respective subsidiaries, including the issuers and depositors of such securities, although the expectation embedded in the Dodd-Frank Act is that the framework will be invoked only very rarely. Recent guidance from the FDIC indicates that such new framework will largely be exercised in a manner consistent with the existing bankruptcy laws, which is the insolvency regime that would otherwise apply to the sponsors, depositors and issuing entities with respect to asset-backed securities, including Mortgage-Backed Securities. The application of such liquidation framework to such entities could result in decreases or delays in amounts paid on, and hence the market value of, the Mortgage-Backed or asset-backed securities that are owned by an Underlying Fund.

Recently, delinquencies, defaults and losses on residential mortgage loans have increased substantially and may continue to increase, which may affect the performance of the Mortgage-Backed Securities in which certain of the Underlying Funds may invest. Mortgage loans backing non-agency Mortgage-Backed Securities are more sensitive to economic factors that could affect the ability of borrowers to pay their obligations under the mortgage loans backing these securities. In addition, in recent months housing prices and appraisal values in many states and localities have declined or stopped appreciating. A continued decline or an extended flattening of those values may result in additional increases in delinquencies and losses on Mortgage-Backed Securities generally (including the Mortgaged-Backed Securities that certain of the Underlying Funds may invest in as described above).

The foregoing adverse changes in market conditions and regulatory climate may reduce the cash flow which an Underlying Fund, to the extent it invests in Mortgage-Backed Securities or other asset-backed securities, receives from such securities and increase the incidence and severity of credit events and losses in respect of such securities. In addition, interest rate spreads for Mortgage-Backed Securities and other asset-backed securities have widened and are more volatile when compared to the recent past due to these adverse changes in market conditions. In the event that interest rate spreads for Mortgage-Backed Securities and other asset-backed securities widen following the purchase of such assets by an Underlying Fund, the market value of such securities is likely to decline and, in the case of a substantial spread widening, could decline by a substantial amount. Furthermore, these adverse changes in market conditions have resulted in reduced liquidity in the market for Mortgage-Backed Securities and other asset-backed securities (including the Mortgaged-Backed Securities and other asset-backed securities in which certain of the Underlying Funds may invest) and increasing unwillingness by banks, financial institutions and investors to extend credit to servicers, originators and other participants in the market for Mortgage-Backed and other asset-backed securities. As a result, the liquidity and/or the market value of any Mortgage-Backed or asset-backed securities that are owned by certain of the Underlying Funds may experience further declines after they are purchased the Underlying Funds.

Futures Contracts and Options on Futures Contracts

Each Underlying Fund may purchase and sell futures contracts and may also purchase and write options on futures contracts. An Underlying Fund may purchase and sell futures contracts based on various securities, securities indices, foreign currencies and other financial instruments and indices. Certain of the Underlying Funds may engage in transactions only with respect to certain equity indices. An Underlying Fund will engage in futures and related options transactions in order to seek to increase total return or to hedge against changes in interest rates, securities prices or, to the extent an Underlying Fund invests in foreign securities, currency exchange rates, or to otherwise manage its term structure, sector selection and duration in accordance with its investment objective and policies. Each Underlying Fund may also enter into closing purchase and sale transactions with respect to such contracts and options. The investment adviser of the Underlying Fixed Income Funds will also use futures contracts and options on futures contracts to manage the Underlying Funds’ target duration in accordance with their benchmark or benchmarks.

Futures contracts entered into by an Underlying Fund have historically been traded on U.S. exchanges or boards of trade that are licensed and regulated by the CFTC or, with respect to certain Underlying Funds, on foreign exchanges. More recently, certain futures may also be traded either over-the-counter or on trading facilities such as derivatives transaction execution facilities, exempt boards of trade or electronic trading facilities that are licensed and/or regulated to varying degrees by the CFTC. Also, certain single stock futures and narrow based security index futures may be traded over-the-counter or on trading facilities such as contract markets, derivatives transaction execution facilities and electronic trading facilities that are licensed and/or regulated to varying degrees by both the CFTC and the SEC or on foreign exchanges.

Neither the CFTC, National Futures Association, SEC nor any domestic exchange regulates activities of any foreign exchange or boards of trade, including the execution, delivery and clearing of transactions, or has the power to compel enforcement of the rules of a foreign exchange or board of trade or any applicable foreign law. This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market. Moreover, such laws or regulations will vary depending on the foreign country in which the foreign futures or foreign options transaction occurs. For these reasons, an Underlying Fund’s investments in foreign futures or foreign options transactions may not be provided the same protections in respect of transactions on United States exchanges. In particular, persons who trade foreign futures or foreign options contracts may not be afforded certain of the protective measures provided by the Commodity Exchange Act, the CFTC’s regulations and the rules of the National Futures Association and any domestic exchange, including the right to use reparations proceedings before the CFTC and arbitration proceedings provided by the National Futures Association or any domestic futures exchange. Similarly, these persons may not have the protection of the U.S. securities laws.

Futures Contracts. A futures contract may generally be described as an agreement between two parties to buy and sell particular financial instruments for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract).

When interest rates are rising or securities prices are falling, an Underlying Fund can seek to offset a decline in the value of its current portfolio securities through the sale of futures contracts. When interest rates are falling or securities prices are rising, an Underlying Fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases. Similarly, certain Underlying Funds may purchase and sell futures contracts on a specified currency in order to seek to increase total return or to protect against changes in currency exchange rates. For example, certain Underlying Funds may purchase futures contracts on foreign currency to establish the price in U.S. dollars of a security quoted or denominated in such currency that such Underlying Fund has acquired or expects to acquire. As another example, certain Underlying Funds may enter into futures transactions to seek a closer correlation between the Underlying Fund’s overall currency exposures and the currency exposures of the Underlying Fund’s performance benchmark.

Positions taken in the futures market are not normally held to maturity, but are instead liquidated through offsetting transactions which may result in a profit or a loss. While an Underlying Fund will usually liquidate futures contracts on securities or currency in this manner, an Underlying Fund may instead make or take delivery of the underlying securities or currency whenever it appears economically advantageous for the Underlying Fund to do so. A clearing corporation associated with the exchange on which futures are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

Hedging Strategies Using Futures Contracts. When an Underlying Fund uses futures for hedging purposes, the Underlying Fund often seeks to establish with more certainty than would otherwise be possible the effective price or rate of return on portfolio securities (or securities that an Underlying Fund proposes to acquire), or the exchange rate of currencies in which portfolio securities are denominated or quoted. An Underlying Fund may, for example, take a “short” position in the futures market by selling futures contracts to seek to hedge against an anticipated rise in interest rates or a decline in market prices or foreign currency rates that would adversely affect the U.S. dollar value of the Underlying Fund’s portfolio securities. Such futures contracts may include contracts for the future delivery securities held by an Underlying Fund or securities with characteristics similar to those of an Underlying Fund’s portfolio securities. Similarly, certain Underlying Funds may sell futures contracts on any currency in which its portfolio securities are quoted or denominated or sell futures contracts on one currency to seek to hedge against fluctuations in the value of securities quoted or denominated in a different currency if there is an established historical pattern of correlation between the two currencies. If, in the opinion of an Underlying Fund’s investment adviser, there is a sufficient degree of correlation between price trends for an Underlying Fund’s portfolio securities and futures contracts based on other financial instruments, securities indices or other indices, the Underlying Fund may also enter into such futures contracts as part of its hedging strategy. Although under some circumstances prices of securities in an Underlying Fund’s portfolio may be more or less volatile than prices of such futures contracts, its investment adviser will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any such differential by having the Underlying Fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting the Underlying Fund’s portfolio securities. When hedging of this character is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of an Underlying Fund’s portfolio securities would be substantially offset by a decline in the value of the futures position.

On other occasions, an Underlying Fund may take a “long” position by purchasing such futures contracts. This may be done, for example, when an Underlying Fund anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices or currency exchange rates then available in the applicable market to be less favorable than prices or rates that are currently available.

Options on Futures Contracts. The acquisition of put and call options on futures contracts will give an Underlying Fund the right (but not the obligation), for a specified price, to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, an Underlying Fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of an Underlying Fund’s assets. By writing a call option, an Underlying Fund becomes obligated, in exchange for the premium, to sell a futures contract if the option is exercised, which may have a value higher than the exercise price. The writing of a put option on a futures contract generates a premium, which may partially offset an increase in the price of securities that an Underlying Fund intends to purchase. However, an Underlying Fund becomes obligated (upon exercise of the option) to purchase a futures contract if the option is exercised, which may have a value lower than the exercise price. Thus, the loss incurred by an Underlying Fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received. An Underlying Fund will incur transaction costs in connection with the writing of options on futures.

The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option on the same financial instrument. There is no guarantee that such closing transactions can be effected. An Underlying Fund’s ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.

Other Considerations. An Underlying Fund will engage in transactions in futures contracts and related options transactions only to the extent such transactions are consistent with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”) for maintaining its qualification as a regulated investment company for federal income tax purposes. Transactions in futures contracts and options on futures involve brokerage costs, require margin deposits and, in certain cases, require an Underlying Fund to identify on its books cash or liquid assets in an amount equal to the underlying value of such contracts and options. An Underlying Fund may cover its transactions in futures contracts and related options by identifying on its books cash or liquid assets or by other means, in any manner permitted by applicable law.

While transactions in futures contracts and options on futures may reduce certain risks, such transactions themselves entail certain other risks. Thus, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance for an Underlying Fund than if it had not entered into any futures contracts or options transactions. When futures contracts and options are used for hedging purposes, perfect correlation between an Underlying Fund’s futures positions and portfolio positions may be impossible to achieve, particularly where futures contracts based on individual equity or corporate fixed income securities are currently not available. In the event of an imperfect correlation between a futures position and a portfolio position which is intended to be protected, the desired protection may not be obtained and an Underlying Fund may be exposed to risk of loss.

In addition, it is not possible for an Underlying Fund to hedge fully or perfectly against currency fluctuations affecting the value of securities quoted or denominated in foreign currencies because the value of such securities is likely to fluctuate as a result of independent factors unrelated to currency fluctuations. The profitability of an Underlying Fund’s trading in futures depends upon the ability of its investment adviser to analyze correctly the futures markets.

Senior Loans

Certain Underlying Funds or Portfolios may invest in Senior Loans. Senior Loans hold the most senior position in the capital structure of a business entity (the “Borrower”), are typically secured with specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by subordinated debt holders and stockholders of the Borrower. The proceeds of Senior Loans primarily are used to finance leveraged buyouts, recapitalizations, mergers, acquisitions, stock repurchases, refinancings and to finance internal growth and for other corporate purposes. Senior Loans typically have a stated term of between five and nine years, and have rates of interest which typically are redetermined daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium or credit spread. Longer interest rate reset periods generally increase fluctuations in the net asset value as a result of changes in market interest rates. As a result, as short-term interest rates increase, interest payable to the Underlying Fund or Portfolio from its investments in Senior Loans should increase, and as short-term interest rates decrease, interest payable to the Underlying Fund or Portfolio from its investments in Senior Loans should decrease. An Underlying Fund or Portfolio may acquire Senior Loan assignments or participations. The purchaser of an assignment typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation; however, the purchaser’s rights can be more restricted than those of the assigning institution, and, in any event, an Underlying Fund or Portfolio may not be able to unilaterally enforce all rights and remedies under the loan and with regard to any associated collateral. A participation typically results in a contractual relationship only with the institution participating out the interest, not with the Borrower. In purchasing participations, an Underlying Fund or Portfolio generally will have no right to enforce compliance by the Borrower with the terms of the loan agreement against the Borrower, and n Underlying Fund or Portfolio may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, the Underlying Fund or Portfolio will be exposed the credit risk of both the Borrower and the institution selling the participation.

Second Lien Loans

Certain Underlying Funds or Portfolios may invest in Second Lien Loans, which have the same characteristics as Senior Loans except that such loans are second in lien property rather than first. Second Lien Loans typically have adjustable floating rate interest payments. Accordingly, the risks associated with Second Lien Loans are higher than the risk of loans with first priority over the collateral. In the event of default on a Second Lien Loan, the first priority lien holder has first claim to the underlying collateral of the loan. It is possible that no collateral value would remain for the second priority lien holder and therefore result in a loss of investment to the Underlying Fund or Portfolio.

Options on Securities and Securities Indices and Foreign Currencies

Writing Covered Options. Certain of the Underlying Funds may write (sell) covered call and put options on any securities in which they may invest or on any securities index consisting of securities in which it may invest. An Underlying Fund may purchase and write such options on securities that are listed on national domestic securities exchanges or foreign securities exchanges or traded in the over-the-counter market. A call option written by an Underlying Fund obligates such Underlying Fund to sell specified securities to the holder of the option at a specified price if the option is exercised on or before the expiration date. Depending upon the type of call option, the purchaser of a call option either (i) has the right to any appreciation in the value of the security over a fixed price (the “exercise price”) on a certain date in the future (the “expiration date”) or (ii) has the right to any appreciation in the value of the security over the exercise price at any time prior to the expiration of the option. If the purchaser does not exercise the option, an Underlying Fund pays the purchaser the difference between the price of the security and the exercise price of the option. The premium, the exercise price and the market value of the security determine the gain or loss realized by an Underlying Fund as the seller of the call option. An Underlying Fund can also repurchase the call option prior to the expiration date, ending its obligation. In this case, the cost of entering into closing purchase transactions will determine the gain or loss realized by the Underlying Fund. All call options written by an Underlying Fund are covered, which means that such Underlying Fund will own the securities subject to the option as long as the option is outstanding or such Underlying Fund will use the other methods described below. An Underlying Fund’s purpose in writing covered call options is to realize greater income than would be realized on portfolio securities transactions alone. However, an Underlying Fund may forego the opportunity to profit from an increase in the market price of the underlying security.

A put option written by an Underlying Fund would obligate such Underlying Fund to purchase specified securities from the option holder at a specified price if, depending upon the type of put option, either (i) the option is exercised at any time on or before the expiration date or (ii) the option is exercised on the expiration date. All put options written by an Underlying Fund would be covered, which means that such Underlying Fund will identify on its books cash or liquid assets with a value at least equal to the exercise price of the put option (less any margin on deposit) or will use the other methods described below. The purpose of writing such options is to generate additional income for the Underlying Fund. However, in return for the option premium, an Underlying Fund accepts the risk that it may be required to purchase the underlying securities at a price in excess of the securities’ market value at the time of purchase.

In the case of a call option, the option is “covered” if an Underlying Fund owns the instrument underlying the call or has an absolute and immediate right to acquire that instrument without additional cash consideration (or, if additional cash consideration is required, liquid assets in such amount are identified on the Underlying Fund’s books) upon conversion or exchange of other instruments held by it. A call option is also covered if an Underlying Fund holds a call on the same instrument as the option written where the exercise price of the option held is (i) equal to or less than the exercise price of the option written, or (ii) greater than the exercise price of the option written provided the Underlying Fund identifies liquid assets in the amount of the difference. A put option is also covered if an Underlying Fund holds a put on the same instrument as the option written where the exercise price of the option held is (i) equal to or higher than the exercise price of the option written, or (ii) less than the exercise price of the option written provided the Underlying Fund identifies on its books liquid assets in the amount of the difference. An Underlying Fund may also cover call options on securities by identifying cash or liquid assets, as permitted by applicable law, with a value, when added to any margin on deposit, which is equal to the market value of the securities in the case of a call option. Identified cash or liquid assets may be quoted or denominated in any currency.

An Underlying Fund may also write (sell) covered call and put options on any securities index comprised of securities in which it may invest. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.

An Underlying Fund may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index, or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional consideration which has been identified by the Underlying Fund on its books) upon conversion or exchange of other securities in its portfolio. An Underlying Fund may also cover call and put options on a securities index by identifying cash or liquid assets, as permitted by applicable law, with a value, when added to any margin on deposit, that is equal to the market value of the underlying securities in the case of a call option or the exercise price in the case of a put option, or by owning offsetting options as described above.

An Underlying Fund may terminate its obligations under an exchange-traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counterparty to such option. Such purchases are referred to as “closing purchase transactions.”

Purchasing Options. Certain of the Underlying Funds may purchase put and call options on securities in which they may invest or any securities index comprised of securities in which they may invest. An Underlying Fund may also, to the extent that it invests in foreign securities, purchase put and call options on foreign currencies. An Underlying Fund may also enter into closing sale transactions in order to realize gains or minimize losses on options it had purchased.

An Underlying Fund may purchase call options in anticipation of an increase, or put options in anticipation of a decrease (“protective puts”), in the market value of securities of the type in which it may invest. The purchase of a call option would entitle an Underlying Fund, in return for the premium paid, to purchase specified securities at a specified price during the option period. An Underlying Fund would ordinarily realize a gain on the purchase of a call option if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise such an Underlying Fund would realize either no gain or a loss on the purchase of the call option.

The purchase of a put option would entitle an Underlying Fund, in exchange for the premium paid, to sell specified securities at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of an Underlying Fund’s securities. Put options may also be purchased by an Underlying Fund for the purpose of affirmatively benefiting from a decline in the price of securities which it does not own. An Underlying Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to cover the premium and transaction costs; otherwise such an Underlying Fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of put options may be offset by countervailing changes in the value of the underlying portfolio securities.

An Underlying Fund would purchase put and call options on securities indices for the same purposes as it would purchase options on individual securities. For a description of options on securities indices, see “Writing Covered Options” above.

Yield Curve Options. Certain of the Underlying Funds may enter into options on the yield “spread” or differential between two securities. Such transactions are referred to as “yield curve” options. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.

An Underlying Fund may purchase or write yield curve options for the same purposes as other options on securities. For example, an Underlying Fund may purchase a call option on the yield spread between two securities if the Underlying Fund owns one of the securities and anticipates purchasing the other security and wants to hedge against an adverse change in the yield spread between the two securities. An Underlying Fund may also purchase or write yield curve options in an effort to increase current income if, in the judgment of its investment adviser, the Underlying Fund will be able to profit from movements in the spread between the yields of the underlying securities. The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, however, such options present risk of loss even if the yield of one of the underlying securities remains constant, or if the spread moves in a direction or to an extent which was not anticipated.

Yield curve options written by an Underlying Fund will be “covered.” A call (or put) option is covered if an Underlying Fund holds another call (or put) option on the spread between the same two securities and identifies on its books cash or liquid assets sufficient to cover the Underlying Fund’s net liability under the two options. Therefore, an Underlying Fund’s liability for such a covered option is generally limited to the difference between the amount of the Underlying Fund’s liability under the option written by the Underlying Fund less the value of the option held by the Underlying Fund. Yield curve options may also be covered in such other manner as may be in accordance with the requirements of the counterparty with which the option is traded and applicable laws and regulations. Yield curve options are traded over-the-counter, and established trading markets for these options may not exist.

Risks Associated with Options Transactions. There is no assurance that a liquid secondary market on an options exchange will exist for any particular exchange-traded option or at any particular time. If an Underlying Fund is unable to effect a closing purchase transaction with respect to covered options it has written, the Underlying Fund will not be able to sell the underlying securities or dispose of the assets identified on its books to cover the position until the options expire or are exercised. Similarly, if an Underlying Fund is unable to effect a closing sale transaction with respect to options it has purchased, it will have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities.

Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

There can be no assurance that higher trading activity, order flow or other unforeseen events might not, at times, render certain of the facilities of the Options Clearing Corporation or various exchanges inadequate. Such events have, in the past, resulted in the institution by an exchange of special procedures, such as trading rotations, restrictions on certain types of order or trading halts or suspensions with respect to one or more options. These special procedures may limit liquidity.

An Underlying Fund may purchase and sell both options that are traded on U.S. and foreign exchanges and options traded over-the-counter with broker-dealers who make markets in these options. The ability to terminate over-the-counter options is more limited than with exchange traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations.

Transactions by an Underlying Fund in options on securities and indices will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded governing the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held in one or more accounts or through one or more brokers. Thus, the number of options which an Underlying Fund may write or purchase may be affected by options written or purchased by other investment advisory clients of the Underlying Funds’ investment advisers. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of options to seek to increase total return involves the risk of loss if an investment adviser is incorrect in its expectation of fluctuations in securities prices or interest rates. The successful use of options for hedging purposes also depends in part on the ability of an investment adviser to manage future price fluctuations and the degree of correlation between the options and securities markets. If an investment adviser is incorrect in its expectation of changes in securities prices or determination of the correlation between the securities or securities indices on which options are written and purchased and the securities in an Underlying Fund’s investment portfolio, the Underlying Fund may incur losses that it would not otherwise incur. The writing of options could increase an Underlying Fund’s portfolio turnover rate and, therefore, associated brokerage commissions or spreads.

Writing and Purchasing Currency Call and Put Options.

Certain of the Underlying Funds may, to the extent they invest in foreign securities, write and purchase put and call options on foreign currencies for the purpose of protecting against declines in the U.S. dollar value of foreign portfolio securities and against increases in the U.S. dollar cost of foreign securities to be acquired. As with other kinds of option transactions, however, the writing of an option on foreign currency will constitute only a partial hedge, up to the amount of the premium received. If and when an Underlying Fund seeks to close out an option, the Underlying Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against exchange rate fluctuations; however, in the event of exchange rate movements adverse to an Underlying Fund’s position, the Underlying Fund may forfeit the entire amount of the premium plus related transaction costs. Options on foreign currencies may be traded on U.S. and foreign exchanges or over-the-counter. Certain of the Underlying Funds may purchase call options on currency to seek to increase total return.

Options on currency may also be used for cross-hedging purposes, which involves writing or purchasing options on one currency to seek to hedge against changes in exchange rates for a different currency with a pattern of correlation, or to seek to increase total return when an Underlying Fund’s investment adviser anticipates that the currency will appreciate or depreciate in value, but the securities quoted or denominated in that currency do not present attractive investment opportunities and are not included in the Underlying Fund’s portfolio.

A call option written by an Underlying Fund obligates an Underlying Fund to sell a specified currency to the holder of the option at a specified price if the option is exercised before the expiration date. A put option written by an Underlying Fund obligates the Underlying Fund to purchase a specified currency from the option holder at a specified price if the option is exercised before the expiration date. The writing of currency options involves a risk that an Underlying Fund will, upon exercise of the option, be required to sell currency subject to a call at a price that is less than the currency’s market value or be required to purchase currency subject to a put at a price that exceeds the currency’s market value. Written put and call options on foreign currencies may be covered in a manner similar to written put and call options on securities and securities indices described under “Writing Covered Options” above.

An Underlying Fund may terminate its obligations under a written call or put option by purchasing an option identical to the one it has written. Such purchases are referred to as “closing purchase transactions.” An Underlying Fund may enter into closing sale transactions in order to realize gains or minimize losses on options purchased by the Underlying Fund.

An Underlying Fund may purchase call options on foreign currency in anticipation of an increase in the U.S. dollar value of currency in which securities to be acquired by an Underlying Fund are quoted or denominated. The purchase of a call option would entitle the Underlying Fund, in return for the premium paid, to purchase specified currency at a specified price during the option period. An Underlying Fund would ordinarily realize a gain if, during the option period, the value of such currency exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Underlying Fund would realize either no gain or a loss on the purchase of the call option.

An Underlying Fund may purchase put options in anticipation of a decline in the U.S. dollar value of the currency in which securities in its portfolio are quoted or denominated (“protective puts”). The purchase of a put option would entitle an Underlying Fund, in exchange for the premium paid, to sell specified currency at a specified price during the option period. The purchase of protective puts is usually designed to offset or hedge against a decline in the U.S. dollar value of an Underlying Fund’s portfolio securities due to currency exchange rate fluctuations. An Underlying Fund would ordinarily realize a gain if, during the option period, the value of the underlying currency decreased below the exercise price sufficiently to more than cover the premium and transaction costs; otherwise the Underlying Fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of underlying currency or portfolio securities.

In addition to using options for the hedging purposes described above, certain Underlying Funds may use options on currency to seek to increase total return. These Underlying Funds may write (sell) covered put and call options on any currency in order to realize greater income than would be realized on portfolio securities transactions alone. However, in writing covered call options for additional income, an Underlying Fund may forego the opportunity to profit from an increase in the market value of the underlying currency. Also, when writing put options, an Underlying Fund accepts, in return for the option premium, the risk that it may be required to purchase the underlying currency at a price in excess of the currency’s market value at the time of purchase.

Special Risks Associated With Options on Currency. An exchange traded options position may be closed out only on an options exchange that provides a secondary market for an option of the same series. Although an Underlying Fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time. For some options, no secondary market on an exchange may exist. In such event, it might not be possible to effect closing transactions in particular options, with the result that an Underlying Fund would have to exercise its options in order to realize any profit and would incur transaction costs upon the sale of underlying securities pursuant to the exercise of put options. If an Underlying Fund as an option writer is unable to effect a closing purchase transaction in a secondary market, it may not be able to sell the underlying currency (or security quoted or denominated in that currency) or dispose of the identified assets, until the option expires or it delivers the underlying currency upon exercise.

There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of the Options Clearing Corporation inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers’ orders.

An Underlying Fund may purchase and write over-the-counter options to the extent consistent with its limitation on investments in illiquid securities. Trading in over-the-counter options is subject to the risk that the other party will be unable or unwilling to close out options purchased or written by an Underlying Fund.

The amount of the premiums which an Underlying Fund may pay or receive may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option purchasing and writing activities.

Preferred Stock, Warrants and Stock Purchase Rights

Certain of the Underlying Funds may invest in preferred stock, warrants or stock purchase rights (”rights”) (in addition to those acquired in units or attached to other securities). Preferred stocks are securities that represent an ownership interest providing the holder with claims on the issuer’s earnings and assets before common stock owners but after bond owners. Unlike debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, may not typically be accelerated by the holders of such preferred stock on the occurrence of an event of default (such as a covenant default or filing of a bankruptcy petition) or other non-compliance by the issuer with the terms of the preferred stock. Often, however, on the occurrence of any such event of default or non-compliance by the issuer, preferred stockholders will be entitled to gain representation on the issuer’s board of directors or increase their existing board representation. In addition, preferred stockholders may be granted voting rights with respect to certain issues on the occurrence of any event of default. Warrants and other rights and options that entitle the holder to buy equity securities at a specific price for a specific period of time. An Underlying Fund will invest in warrants and rights only if such equity securities are deemed appropriate by its investment adviser for investment by the Underlying Fund. Warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

Foreign Securities

Certain of the other Underlying Funds invest primarily in foreign securities under normal circumstances, or in equity securities of foreign issuers that are traded in the United States. Investments in foreign securities may offer potential benefits not available from investments solely in U.S. dollar-denominated or quoted securities of domestic issuers. Such benefits may include the opportunity to invest in foreign issuers that appear, in the opinion of an Underlying Fund’s investment adviser, to offer the potential for better long-term growth of capital and income than investments in U.S. securities, the opportunity to invest in foreign countries with economic policies or business cycles different from those of the United States and the opportunity to reduce fluctuations in portfolio value by taking advantage of foreign securities markets that do not necessarily move in a manner parallel to U.S. markets. Investing in the securities of foreign issuers also involves, however, certain special risks, including those discussed in the Underlying Funds’ Prospectuses and those set forth below, which are not typically associated with investing in U.S. dollar-denominated securities or quoted securities of U.S. issuers. Many of these risks are more pronounced for investments in emerging economies.

With respect to investments in certain foreign countries, there exist certain economic, political and social risks, including the risk of adverse political developments, nationalization, military unrest, social instability, war and terrorism, confiscation without fair compensation, expropriation or confiscatory taxation, limitations on the movement of funds and other assets between countries, or diplomatic developments, any of which could adversely affect an Underlying Fund’s investment in those countries. Governments in certain foreign countries continue to participate to a significant degree, through ownership interest or regulation, in their respective economies. Action by these governments could have a significant effect on market prices of securities and dividend payments.

Many countries throughout the world are dependent on a healthy U.S. economy and are adversely affected when the U.S. economy weakens or its markets decline. Additionally, many foreign country economies are heavily dependent on international trade and are adversely affected by protective trade barriers and economic conditions of their trading partners. Protectionist trade legislation enacted by those trading partners could have a significant adverse effect on the securities markets of those countries. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

Investments in foreign securities often involve currencies of foreign countries. Accordingly, an Underlying Fund that invests in foreign securities may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations and may incur costs in connection with conversions between various currencies. An Underlying Fund may be subject to currency exposure independent of its securities positions. To the extent that an Underlying Fund is fully invested in foreign securities while also maintaining net currency positions, it may be exposed to greater combined risk.

Currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or anticipated changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention (or failure to intervene) by U.S. or foreign governments or central banks or by currency controls or political developments in the United States or abroad. To the extent that a substantial portion of an Underlying Fund’s total assets, adjusted to reflect the Underlying Fund’s net position after giving effect to currency transactions, is denominated or quoted in the currencies of foreign countries, the Underlying Fund will be more susceptible to the risk of adverse economic and political developments within those countries. An Underlying Fund’s net currency position may expose it to risks independent of its securities positions.

Because foreign issuers generally are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies, there may be less publicly available information about a foreign company than about a U.S. company. Volume and liquidity in most foreign securities markets are less than in the United States and securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. The securities of foreign issuers may be listed on foreign securities exchanges or traded in foreign over-the-counter markets. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on U.S. exchanges, although each Underlying Fund endeavors to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of foreign securities exchanges, brokers, dealers and listed and unlisted companies than in the United States, and the legal remedies for investors may be more limited than the remedies available in the United States. For example, there may be no comparable provisions under certain foreign laws to insider trading and similar investor protections that apply with respect to securities transactions consummated in the U.S. Mail service between the U.S. and foreign countries may be slower or less reliable than within the U.S., thus increasing the risk of delayed settlement of portfolio transactions or loss of certificates for portfolio securities.

Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when some of an Underlying Fund’s assets are uninvested and no return is earned on such assets. The inability of an Underlying Fund to make intended security purchases due to settlement problems could cause the Underlying Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to an Underlying Fund due to subsequent declines in value of the portfolio securities or, if the Underlying Fund has entered into a contract to sell the securities, could result in possible liability to the purchaser.

In the case of certain Underlying Funds, investments in foreign securities may take the form of sponsored and unsponsored American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), European Depositary Receipts (“EDRs”) or other similar instruments representing securities of foreign issuers (together, “Depositary Receipts”). ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. ADRs are traded on domestic exchanges or in the U.S. over-the-counter market and, generally, are in registered form. EDRs and GDRs are receipts evidencing an arrangement with a non-U.S. bank similar to that for ADRs and are designed for use in the non-U.S. securities markets. EDRs and GDRs are not necessarily quoted in the same currency as the underlying security.

To the extent an Underlying Fund acquires Depositary Receipts through banks which do not have a contractual relationship with the foreign issuer of the security underlying the Depositary Receipts to issue and service such unsponsored Depositary Receipts, there is an increased possibility that the Underlying Fund will not become aware of and be able to respond to corporate actions such as stock splits or rights offerings involving the foreign issuer in a timely manner. In addition, the lack of information may result in inefficiencies in the valuation of such instruments. Investment in Depositary Receipts does not eliminate all the risks inherent in investing in securities of non-U.S. issuers. The market value of Depositary Receipts is dependent upon the market value of the underlying securities and fluctuations in the relative value of the currencies in which the Depositary Receipts and the underlying securities are quoted. However, by investing in Depositary Receipts, such as ADRs, which are quoted in U.S. dollars, an Underlying Fund may avoid currency risks during the settlement period for purchases and sales.

As described more fully below, certain of the Underlying Funds may invest in countries with emerging economies or securities markets. Political and economic structures in many of such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries. Certain of such countries have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. See “Investing in Emerging Countries” below.

Foreign Government Obligations. Foreign government obligations include securities, instruments and obligations issued or guaranteed by a foreign government, its agencies, instrumentalities or sponsored enterprises. Investment in foreign government obligations can involve a high degree of risk. The governmental entity that controls the repayment of foreign government obligations may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity’s policy towards the International Monetary Fund and the political constraints to which a governmental entity may be subject. Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity’s implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds to the governmental entity, which may further impair such debtor’s ability or willingness to services its debts in a timely manner. Consequently, governmental entities may default on their debt. Holders of foreign government obligations (including certain of the Underlying Funds) may be requested to participate in the rescheduling of such debt and to extend further loans to governmental agencies.

Investing in Europe. Certain of the Underlying Funds may operate in euros and/ or may hold euros and/or euro-denominated bonds and other obligations. The euro requires participation of multiple sovereign states forming the Eurozone and is therefore sensitive to the credit, general economic and political position of each such state, including each state’s actual and intended ongoing engagement with and/or support for the other sovereign states then forming the European Union, in particular those within the Euro zone. Changes in these factors might materially adversely impact the value of securities that an Underlying Fund has invested in. European countries can be significantly affected by the tight fiscal and monetary controls that the European Economic and Monetary Union (“EMU”) imposes for membership. Europe’s economies are diverse, its governments are decentralized, and its cultures vary widely. Several EU countries, including Greece, Ireland, Italy, Spain and Portugal have faced budget issues, some of which may have negative long-term effects for the economies of those countries and other EU countries. There is continued concern about national-level support for the euro and the accompanying coordination of fiscal and wage policy among EMU member countries. Member countries are required to maintain tight control over inflation, public debt, and budget deficit to qualify for membership in the EMU. These requirements can severely limit the ability of EMU member countries to implement monetary policy to address regional economic conditions.

Investing in Emerging Countries. The securities markets of emerging countries are less liquid and subject to greater price volatility, and have a smaller market capitalization, than the U.S. securities markets. In certain countries, there may be fewer publicly traded securities, and the market may be dominated by a few issuers or sectors. Issuers and securities markets in such countries are not subject to as extensive and frequent accounting, financial and other reporting requirements or as comprehensive government regulations as are issuers and securities markets in the U.S. In particular, the assets and profits appearing on the financial statements of emerging country issuers may not reflect their financial position or results of operations in the same manner as financial statements for U.S. issuers. Substantially less information may be publicly available about emerging country issuers than is available about issuers in the United States.

Emerging country securities markets are typically marked by a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of ownership of such securities by a limited number of investors. The markets for securities in certain emerging countries are in the earliest stages of their development. Even the markets for relatively widely traded securities in emerging countries may not be able to absorb, without price disruptions, a significant increase in trading volume or trades of a size customarily undertaken by institutional investors in the securities markets of developed countries. The limited size of many of the securities markets can cause prices to be erratic for reasons apart from factors that affect the soundness and competitiveness of these securities issuers. For example, prices may be unduly influenced by traders who control large positions in these markets. Additionally, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity of such markets. The limited liquidity of emerging country securities may also affect an Underlying Fund’s ability to accurately value its portfolio securities or to acquire or dispose of securities at the price and time it wishes to do so or in order to meet redemption requests.

With respect to investments in certain emerging market countries, antiquated legal systems may have an adverse impact on the Underlying Funds. For example, while the potential liability of a shareholder of a U.S. corporation with respect to acts of the corporation is generally limited to the amount of the shareholder’s investment, the notion of limited liability is less clear in certain emerging market countries. Similarly, the rights of investors in emerging market companies may be more limited than those of shareholders of U.S. corporations.

Transaction costs, including brokerage commissions or dealer mark-ups, in emerging countries may be higher than in the United States and other developed securities markets. In addition, existing laws and regulations are often inconsistently applied. As legal systems in emerging countries develop, foreign investors may be adversely affected by new or amended laws and regulations. In circumstances where adequate laws exist, it may not be possible to obtain swift and equitable enforcement of the law.

Custodial and/or settlement systems in emerging markets countries may not be fully developed. To the extent that an Underlying Fund invests in emerging markets, an Underlying Fund’s assets that are traded in such markets and which have been entrusted to such sub-custodians in those markets may be exposed to risks for which the sub-custodian will have no liability.

Foreign investment in the securities markets of certain emerging countries is restricted or controlled to varying degrees. These restrictions may limit an Underlying Fund’s investment in certain emerging countries and may increase the expenses of the Underlying Fund. Certain emerging countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer’s outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the company available for purchase by nationals. In addition, the repatriation of both investment income and capital from emerging countries may be subject to restrictions which require governmental consents or prohibit repatriation entirely for a period of time. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the operation of an Underlying Fund. An Underlying Fund may be required to establish special custodial or other arrangements before investing in certain emerging countries.

Emerging countries may be subject to a substantially greater degree of economic, political and social instability and disruption than is the case in the United States, Japan and most Western European countries. This instability may result from, among other things, the following: (i) authoritarian governments or military involvement in political and economic decision making, including changes or attempted changes in governments through extra-constitutional means; (ii) popular unrest associated with demands for improved political, economic or social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; (v) ethnic, religious and racial disaffection or conflict; and (vi) the absence of developed legal structures governing foreign private investments and private property. Such economic, political and social instability could disrupt the principal financial markets in which the Underlying Funds may invest and adversely affect the value of the Underlying Funds’ assets. An Underlying Fund’s investments can also be adversely affected by any increase in taxes or by political, economic or diplomatic developments.

The economies of emerging countries may differ unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resources, self-sufficiency and balance of payments. Many emerging countries have experienced in the past, and continue to experience, high rates of inflation. In certain countries inflation has at times accelerated rapidly to hyperinflationary levels, creating a negative interest rate environment and sharply eroding the value of outstanding financial assets in those countries. Other emerging countries, on the other hand, have recently experienced deflationary pressures and are in economic recessions. The economies of many emerging countries are heavily dependent upon international trade and are accordingly affected by protective trade barriers and the economic conditions of their trading partners. In addition, the economies of some emerging countries are vulnerable to weakness in world prices for their commodity exports.

An Underlying Fund’s income and, in some cases, capital gains from foreign stocks and securities will be subject to applicable taxation in certain of the countries in which it invests, and treaties between the U.S. and such countries may not be available in some cases to reduce the otherwise applicable tax rates. See “TAXATION.”

Foreign markets also have different clearance and settlement procedures and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when a portion of the assets of an Underlying Fund remain uninvested and no return is earned on such assets. The inability of an Underlying Fund to make intended security purchases or sales due to settlement problems could result either in losses to the Underlying Fund due to subsequent declines in value of the portfolio securities or, if the Underlying Fund has entered into a contract to sell the securities, could result in possible liability of the Underlying Fund to the purchaser. The creditworthiness of the local securities firms used by an Underlying Fund in emerging countries may not be as sound as the creditworthiness of firms used in more developed countries, thus subjecting Underlying Fund to a greater risk if a securities firm defaults in the performance of its responsibilities.

From time to time, certain of the companies in which an Underlying Fund may invest may operate in, or have dealings with, countries subject to sanctions or embargos imposed by the U.S. government and the United Nations and/or countries identified by the U.S. government as state sponsors of terrorism. A company may suffer damage to its reputation if it is identified as a company which operates in, or has dealings with, countries subject to sanctions or embargoes imposed by the U.S. government as state sponsors of terrorism. As an investor in such companies, an Underlying Fund will be indirectly subject to those risks.

Sovereign Debt Obligations. Certain of the Underlying Funds may invest in sovereign debt obligations. Investment in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity’s policy towards the International Monetary Fund and the political constraints to which a governmental entity may be subject. Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity’s implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds to the governmental entity, which may further impair such debtor’s ability or willingness to service its debts in a timely manner. Consequently, governmental entities may default on their sovereign debt. Holders of sovereign debt (including an Underlying Fund) may be requested to participate in the rescheduling of such debt and to extend further loans to governmental agencies.

Emerging Country Government Obligations. Emerging country governmental issuers are among the largest debtors to commercial banks, foreign governments, international financial organizations and other financial institutions. Certain emerging country governmental issuers have not been able to make payments of interest on or principal of debt obligations as those payments have come due. Obligations arising from past restructuring agreements may affect the economic performance and political and social stability of those issuers.

The ability of emerging country governmental issuers to make timely payments on their obligations is likely to be influenced strongly by the issuer’s balance of payments, including export performance, and its access to international credits and investments. An emerging country whose exports are concentrated in a few commodities could be vulnerable to a decline in the international prices of one or more of those commodities. Increased protectionism on the part of an emerging country’s trading partners could also adversely affect the country’s exports and tarnish its trade account surplus, if any. To the extent that emerging countries receive payment for their exports in currencies other than dollars or non-emerging country currencies, the emerging country issuer’s ability to make debt payments denominated in dollars or non-emerging market currencies could be affected.

To the extent that an emerging country cannot generate a trade surplus, it must depend on continuing loans from foreign governments, multilateral organizations or private commercial banks, aid payments from foreign governments and on inflows of foreign investment. The access of emerging countries to these forms of external funding may not be certain, and a withdrawal of external funding could adversely affect the capacity of emerging country governmental issuers to make payments on their obligations. In addition, the cost of servicing emerging country debt obligations can be affected by a change in international interest rates because the majority of these obligations carry interest rates that are adjusted periodically based upon international rates.

Another factor bearing on the ability of emerging countries to repay debt obligations is the level of international reserves of a country. Fluctuations in the level of these reserves affect the amount of foreign exchange readily available for external debt payments and thus could have a bearing on the capacity of emerging countries to make payments on these debt obligations.

As a result of the foregoing or other factors, a governmental obligor, especially in an emerging country, may default on its obligations. If such an event occurs, an Underlying Fund may have limited legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign sovereign debt securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign sovereign debt obligations in the event of default under the commercial bank loan agreements.

Brady Bonds. Certain foreign debt obligations, customarily referred to as “Brady Bonds,” are created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructuring under a plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady. Brady Bonds may be fully or partially collateralized or uncollateralized and issued in various currencies (although most are U.S. dollar denominated). In the event of a default on collateralized Brady Bonds for which obligations are accelerated, the collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments which would have then been due on the Brady Bonds in the normal course. In light of the residual risk of the Brady Bonds and, among other factors, the history of default with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds may be speculative.

Restructured Investments. Included among the issuers of emerging country debt securities are entities organized and operated solely for the purpose of restructuring the investment characteristics of various securities. These entities are often organized by investment banking firms which receive fees in connection with establishing each entity and arranging for the placement of its securities. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, or specified instruments, such as Brady Bonds, and the issuance by the entity of one or more classes of securities (“Restructured Investments”) backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued Restructured Investments to create securities with different investment characteristics such as varying maturities, payment priorities or investment rate provisions. Because Restructured Investments of the type in which an Underlying Fund may invest typically involve no credit enhancement, their credit risk will generally be equivalent to that of the underlying instruments.

Certain of the Underlying Funds are permitted to invest in a class of Restructured Investments that is either subordinated or unsubordinated to the right of payment of another class. Subordinated Restructured Investments typically have higher yields and present greater risks than unsubordinated Restructured Investments. Although an Underlying Fund’s purchases of subordinated Restructured Investments would have a similar economic effect to that of borrowing against the underlying securities, such purchases will not be deemed to be borrowing for purposes of the limitations placed on the extent of an Underlying Funds’ assets that may be used for borrowing.

Certain issuers of Restructured Investments may be deemed to be “investment companies” as defined in the Act. As a result, an Underlying Fund may be limited by the restrictions contained in the Act. Restructured Investments are typically sold in private placement transactions, and there currently is no active trading market for most Restructured Investments.

Investing in Central and South American Countries. A significant portion of certain of the Underlying Funds’ portfolios may be invested in issuers located in Central and South American countries. The economies of Central and South American countries have experienced considerable difficulties in the past decade, including high inflation rates, high interest rates and currency devaluations. As a result, Central and South American securities markets have experienced great volatility. In addition, a number of Central and South American countries are among the largest emerging country debtors. There have been moratoria on, and reschedulings of, repayment with respect to these debts. Such events can restrict the flexibility of these debtor nations in the international markets and result in the imposition of onerous conditions on their economies.

In the past, many Central and South American countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. High inflation rates have also led to high interest rates. Inflation and rapid fluctuations in inflation rates have had, and could, in the future, have very negative effects on the economies and securities markets of certain Central and South American countries. Many of the currencies of Central and South American countries have experienced steady devaluation relative to the U.S. dollar, and major devaluations have historically occurred in certain countries. Any devaluations in the currencies in which an Underlying Fund’s portfolio securities are denominated may have a detrimental impact on the Fund. There is also a risk that certain Central and South American countries may restrict the free conversion of their currencies into other currencies. Some Central and South American countries may have managed currencies which are not free floating against the U.S. dollar. This type of system can lead to sudden and large adjustments in the currency that, in turn, can have a disruptive and negative effect on foreign investors. Certain Central and South American currencies may not be internationally traded and it would be difficult for the Fund to engage in foreign currency transactions designed to protect the value of the Underlying Fund’s interests in securities denominated in such currencies.

In addition, substantial limitations may exist in certain countries with respect to an Underlying Fund’s ability to repatriate investment income, capital or the proceeds of sales of securities by foreign investors. An Underlying Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Underlying Fund of any restrictions on investments.

The emergence of the Central and South American economies and securities markets will require continued economic and fiscal discipline that has been lacking at times in the past, as well as stable political and social conditions. Governments of many Central and South American countries have exercised and continue to exercise substantial influence over many aspects of the private sector. The political history of certain Central and South American countries has been characterized by political uncertainty, intervention by the military in civilian and economic spheres and political corruption. Such developments, if they were to recur, could reverse favorable trends toward market and economic reform, privatization and removal of trade barriers.

International economic conditions, particularly those in the United States, as well as world prices for oil and other commodities may also influence the recovery of the Central and South American economies. Because commodities such as oil, gas, minerals and metals represent a significant percentage of the region’s exports, the economies of Central and South American countries are particularly sensitive to fluctuations in commodity prices. As a result, the economies in many of these countries can experience significant volatility.

Certain Central and South American countries have entered into regional trade agreements that would, among other things, reduce barriers among countries, increase competition among companies and reduce government subsidies in certain industries. No assurance can be given that these changes will result in the economic stability intended. There is a possibility that these trade arrangements will not be implemented, will be implemented but not completed or will be completed but then partially or completely unwound. It is also possible that a significant participant could choose to abandon a trade agreement, which could diminish its credibility and influence. Any of these occurrences could have adverse effects on the markets of both participating and non-participating countries, including share appreciation or depreciation of participant’s national currencies and a significant increase in exchange rate volatility, a resurgence in economic protectionism, an undermining of confidence in the Central and South American markets, an undermining of Central and South American economic stability, the collapse or slowdown of the drive toward Central and South American economic unity, and/or reversion of the attempts to lower government debt and inflation rates that were introduced in anticipation of such trade agreements. Such developments could have an adverse impact on an Underlying Fund’s investments in Central and South America generally or in specific countries participating in such trade agreements.

Investing in Australia. The Australian economy is heavily dependent on the economies of Asia, Europe and the U.S. as key trading partners, and in particular, on the price and demand for agricultural products and natural resources. By total market capitalization, the Australian stock market is small relative to the U.S. stock market and issues may trade with lesser liquidity, although Australia’s stock market is the largest and most liquid in the Asia-Pacific region (ex-Japan). Australian reporting, accounting and auditing standards differ substantially from U.S. standards. In general, Australian corporations do not provide all of the disclosure required by U.S. law and accounting practice, and such disclosure may be less timely and less frequent than that required of U.S. companies.

Investing in Eastern Europe. Certain Underlying Funds Fund may seek investment opportunities within Eastern Europe. Most Eastern European countries had a centrally planned, socialist economy for a substantial period of time. The governments of many Eastern European countries have more recently been implementing reforms directed at political and economic liberalization, including efforts to decentralize the economic decision-making process and move towards a market economy. However, business entities in many Eastern European countries do not have an extended history of operating in a market-oriented economy, and the ultimate impact of Eastern European countries’ attempts to move toward more market-oriented economies is currently unclear. In addition, any change in the leadership or policies of Eastern European countries may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities.

Where an Underlying Fund invests in securities issued by companies incorporated in or whose principal operations are located in Eastern Europe, other risks may also be encountered. Legal, political, economic and fiscal uncertainties in Eastern European markets may affect the value of an Underlying Fund’s investment in such securities. The currencies in which these investments may be denominated may be unstable, may be subject to significant depreciation and may not be freely convertible. Existing laws and regulations may not be consistently applied. The markets of the countries of Eastern Europe are still in the early stages of their development, have less volume, are less highly regulated, are less liquid and experience greater volatility than more established markets. Settlement of transactions may be subject to delay and administrative uncertainties. Custodians are not able to offer the level of service and safekeeping, settlement and administration services that is customary in more developed markets, and there is a risk that an Underlying Fund will not be recognized as the owner of securities held on its behalf by a sub-custodian.

Investing in Asia. Although many countries in Asia have experienced a relatively stable political environment over the last decade, there is no guarantee that such stability will be maintained in the future. As an emerging region, many factors may affect such stability on a country-by-country as well as on a regional basis – increasing gaps between the rich and poor, agrarian unrest and stability of existing coalitions in politically-fractionated countries – and may result in adverse consequences to certain Underlying Funds.

The legal infrastructure in each of the countries in Asia is unique and often undeveloped. In most cases, securities laws are evolving and far from adequate for the protection of the public from serious fraud. Investment in Asian securities involves considerations and possible risks not typically involved with investment in other issuers, including changes in governmental administration or economic or monetary policy or changed circumstances in dealings between nations. The application of tax laws (e.g., the imposition of withholding taxes on dividend or interest payments) or confiscatory taxation may also affect investment in Asian securities. Higher expenses may result from investments in Asian securities than would from investments in other securities because of the costs that must be incurred in connection with conversions between various currencies and brokerage commissions that may be higher than more established markets. Asian securities markets also may be less liquid, more volatile and less subject to governmental supervision than elsewhere. Investments in countries in the region could be affected by other factors not present elsewhere, including lack of uniform accounting, auditing and financial reporting standards, inadequate settlement procedures and potential difficulties in enforcing contractual obligations.

Certain countries in Asia are especially prone to natural disasters, such as flooding, drought and earthquakes. Combined with the possibility of man-made disasters, the occurrence of such disasters may adversely affect companies in which an Underlying Fund is invested and, as a result, may result in adverse consequences to such Underlying Fund.

Many of the countries in Asia have experienced rising inflation. Should the governments and central banks of the countries in Asia fail to control inflation, this may have an adverse effect on the performance of an Underlying Fund’s investments in Asian securities.

Several of the countries in Asia remain dependent on the U.S. economy as their largest export customer, and future barriers to entry into the U.S. market could adversely affect an Underlying Fund’s performance. Intraregional trade is becoming an increasingly significant percentage of total trade for the countries in Asia. Consequently, the intertwined economies are becoming increasingly dependent on each other, and any barriers to entry to markets in Asia in the future may adversely affect an Underlying Fund’s performance.

Although an Underlying Fund will generally attempt to invest in those markets which provide the greatest freedom of movement of foreign capital, there is no assurance that this will be possible or that certain countries in Asia will not restrict the movement of foreign capital in the future. Changes in securities laws and foreign ownership laws may have an adverse effect on such Underlying Fund.

Investing in Greater China. Investing in Greater China (the People’s Republic of China, Hong Kong and Taiwan) involves a high degree of risk and special considerations not typically associated with investing in other more established economies or securities markets. Such risks may include: (a) greater social, economic and political uncertainty (including the risk of war); (b) the risk of nationalization or expropriation of assets or confiscatory taxation; (c) dependency on exports and the corresponding importance of international trade; (d) increasing competition from Asia’s other low-cost emerging economies; (e) greater price volatility and significantly smaller market capitalization of securities markets; (f) substantially less liquidity, particularly of certain share classes of Chinese securities; (g) currency exchange rate fluctuations and the lack of available currency hedging instruments; (h) higher rates of inflation; (i) controls on foreign investment and limitations on repatriation of invested capital and on an Underlying Fund’s ability to exchange local currencies for U.S. dollars; (j) greater governmental involvement in and control over the economy; (k) uncertainty regarding the People’s Republic of China’s commitment to economic reforms; (l) the fact that Chinese companies, particularly those located in the China region, may be smaller, less seasoned and newly-organized companies; (m) the difference in, or lack of, auditing and financial reporting standards which may result in unavailability of material information about issuers; (n) the fact that statistical information regarding the economy of Greater China may be inaccurate or not comparable to statistical information regarding the U.S. or other economies; (o) the less extensive, and still developing, regulation of the securities markets, business entities and commercial transactions; (p) the fact that the settlement period of securities transactions in foreign markets may be longer; (q) the fact that it may be more difficult, or impossible, to obtain and/or enforce a judgment than in other countries; and (r) the rapid and erratic nature of growth, particularly in the People’s Republic of China, resulting in inefficiencies and dislocations.

The People’s Republic of China is dominated by the one-party rule of the Communist Party. Investments in China involve the risk of greater control over the economy, political and legal uncertainties and currency fluctuations or blockage. The government of the People’s Republic of China exercises significant control over economic growth through the allocation of resources, controlling payment of foreign currency denominated obligations, setting monetary policy and providing preferential treatment to particular industries or companies. For over three decades, the government of the People’s Republic of China has been reforming economic and market practices and providing a larger sphere for private ownership of property. While currently contributing to growth and prosperity, the government may decide not to continue to support these economic reform programs and could possibly return to the completely centrally planned economy that existed prior to 1978.

The willingness and ability of the Chinese government to support Greater China markets is uncertain. Taiwan and Hong Kong do not exercise the same level of control over their economies as does the People’s Republic of China, but changes to their political and economic relationships with the People’s Republic of China could adversely impact an Underlying Fund’s investments in Taiwan and Hong Kong. The political reunification of the People’s Republic of China and Taiwan is a highly problematic issue and is unlikely to be settled in the near future. This situation, and the continuing hostility between the People’s Republic of China and Taiwan, poses a threat to Taiwan’s economy and may have an adverse impact on the value of such Underlying Fund’s investments in both the People’s Republic of China and Taiwan.

Greater China has historically been prone to natural disasters such as earthquakes, droughts, floods and tsunamis and is economically sensitive to environmental events. Any such event could cause a significant impact on the economy of, or investments in, Greater China.

Investing in Japan. Japan’s economy is heavily dependent upon international trade and is especially sensitive to any adverse effects arising from trade tariffs and other protectionist measures, as well as the economic condition of its trading partners. Japan’s high volume of exports has caused trade tensions with Japan’s primary trading partners, particularly with the United States. The relaxing of official and de facto barriers to imports, or hardships created by the actions of trading partners, could adversely affect Japan’s economy. Because the Japanese economy is so dependent on exports, any fall-off in exports may be seen as a sign of economic weakness, which may adversely affect Japanese markets. In addition, Japan’s export industry, its most important economic sector, depends heavily on imported raw materials and fuels, including iron ore, copper, oil and many forest products. As a result, Japan is sensitive to fluctuations in commodity prices, and a substantial rise in world oil or commodity prices could have a negative effect on its economy.

The Japanese yen has fluctuated widely during recent periods and may be affected by currency volatility elsewhere in Asia, especially Southeast Asia. A weak yen is disadvantageous to U.S. shareholders investing in yen-denominated securities. A strong yen, however, could be an impediment to strong continued exports and economic recovery, because it makes Japanese goods sold in other countries more expensive and reduces the value of foreign earnings repatriated to Japan.

Performance of the global economy could have a major impact upon equity returns in Japan. As a result of the strong correlation with the economy of the U.S., Japan’s economy and its stock market are vulnerable to any unfavorable economic conditions in the U.S. and poor performance of U.S. stock markets. The growing economic relationship between Japan and its other neighboring countries in the Southeast Asia region, especially China, also exposes Japan’s economy to changes to the economic climates in those countries.

Like many European countries, Japan is experiencing a deterioration of its competitiveness. Japan is reforming its political process and deregulating its economy to address this situation. However, there is no guarantee that these efforts will succeed in making the performance of the Japanese economy more competitive.

Forward Foreign Currency Exchange Contracts.

Certain of the Underlying Funds, to the extent consistent with their investment policies, may enter into forward foreign currency exchange contracts for hedging purposes and to seek to protect against anticipated changes in future foreign currency exchange rates. Certain of the Underlying Funds may also enter into forward foreign currency exchange contracts to seek to increase total return. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are generally charged at any stage for trades.

At the maturity of a forward contract an Underlying Fund may either accept or make delivery of the currency specified in the contract or, at or prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are often, but not always, effected with the currency trader who is a party to the original forward contract.

An Underlying Fund may enter into forward foreign currency exchange contracts in several circumstances. First, when an Underlying Fund enters into a contract for the purchase or sale of a security denominated or quoted in a foreign currency, or when an Underlying Fund anticipates the receipt in a foreign currency of dividend or interest payments on such a security which it holds, the Underlying Fund may desire to “lock in” the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of foreign currency involved in the underlying transactions, the Underlying Fund will attempt to protect itself against an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

Additionally, when an Underlying Fund’s investment adviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell, for a fixed amount of U.S. dollars, the amount of foreign currency approximating the value of some or all of an Underlying Fund’s portfolio securities quoted or denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Using forward contracts to protect the value of an Underlying Fund’s portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which an Underlying Fund can achieve at some future point in time. The precise projection of short-term currency market movements is not possible, and short-term hedging provides a means of fixing the U.S. dollar value of only a portion of an Underlying Fund’s foreign assets.

Certain of the Underlying Funds may engage in cross-hedging by using forward contracts in one currency to hedge against fluctuations in the value of securities quoted or denominated in a different currency. In addition, certain Underlying Funds may enter into foreign currency transactions to seek a closer correlation between an Underlying Fund’s overall currency exposure and the currency exposure of the Underlying Fund’s performance benchmark.

Certain of the Underlying Funds will not enter into a forward contract with a term of greater than one year. Certain Underlying Funds may not be required to post cash collateral with their non-U.S. counterparties in certain foreign currency transactions. Accordingly, such an Underlying Fund may remain more fully invested (and more of the Underlying Fund’s assets may be subject to investment and market risk) than if it were required to post cash collateral with its counterparties (which is the case with U.S. counterparties). Because such an Underlying Fund’s non-U.S. counterparties are not required to post cash collateral with the Underlying Fund, the Underlying Fund will be subject to additional counterparty risk.

As an investment company registered with the SEC, an Underlying Fund must identify on its books liquid assets, or engage in other appropriate measures, to “cover” open positions with respect to its transactions in forward contracts. In the case of forward contracts that do not cash settle, for example, an Underlying Fund must identify on its books liquid assets equal to the full notional amount of the forward contracts while the positions are open. With respect to forward contracts that do cash settle, however, an Underlying Fund is permitted to identify liquid assets in an amount equal to the Underlying Fund’s daily marked-to-market net obligations (i.e., the Underlying Fund’s daily net liability) under the forward contracts, if any, rather than their full notional amount. Each Underlying Fund reserves the right to modify its asset segregation policies in the future in its discretion. By identifying assets equal to only its net obligations under cash-settled forward contracts, the Underlying Fund will have the ability to employ leverage to a greater extent than if the Underlying Fund were required to identify assets equal to the full notional amount of the forward contracts.

While an Underlying Fund may enter into forward contracts to reduce currency exchange rate risks, transactions in such contracts involve certain other risks. Thus, while an Underlying Fund may benefit from such transactions, unanticipated changes in currency prices may result in a poorer overall performance for the Underlying Fund than if it had not engaged in any such transactions. Moreover, there may be imperfect correlation between an Underlying Fund’s portfolio holdings of securities quoted or denominated in a particular currency and forward contracts entered into by such Underlying Fund. Such imperfect correlation may cause an Underlying Fund to sustain losses which will prevent the Underlying Fund from achieving a complete hedge or expose the Underlying Fund to risk of foreign exchange loss.

Markets for trading forward foreign currency contracts offer less protection against defaults than is available when trading in currency instruments on an exchange. Forward contracts are subject to the risk that the counterparty to such contract will default on its obligations. Because a forward foreign currency exchange contract is not guaranteed by an exchange or clearinghouse, a default on the contract would deprive an Underlying Fund of unrealized profits, transaction costs or the benefits of a currency hedge or force the Underlying Fund to cover its purchase or sale commitments, if any, at the current market price. In addition, the institutions that deal in forward foreign currency contracts are not required to continue to make markets in the currencies they trade and these markets can experience periods of illiquidity. An Underlying Fund will not enter into forward foreign currency exchange contracts currency swaps or other privately negotiated currency instruments unless the credit quality of the unsecured senior debt or the claims-paying ability of the counterparty is considered to be investment grade by its investment adviser. To the extent that a portion of an Underlying Fund’s total assets, adjusted to reflect the Underlying Fund’s net position after giving effect to currency transactions, is denominated or quoted in the currencies of foreign countries, the Underlying Fund will be more susceptible to the risk of adverse economic and political developments within those countries.

Combined Transactions

An Underlying Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts) and multiple interest rate and other swap transactions and any combination of futures, options, currency and swap transactions (“component” transactions) as part of a single or combined strategy when, in the opinion of an Underlying Fund’s investment adviser, it is in the best interests of an Underlying Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on an Underlying Fund’s investment adviser’s judgment that the combined strategy will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

Mortgage Dollar Rolls

Certain of the Underlying Funds may enter into mortgage “dollar rolls” in which an Underlying Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar, but not identical securities on a specified future date. During the roll period, an Underlying Fund loses the right to receive principal and interest paid on the securities sold. However, an Underlying Fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. All cash proceeds will be invested in instruments that are permissible investments for the applicable Underlying Fund. An Underlying Fund will, until the settlement date, identify cash or liquid assets on its books, as permitted by applicable law, in an amount equal to its forward purchase price.

For financial reporting and tax purposes, the Underlying Funds treat mortgage dollar rolls as two separate transactions: one involving the purchase of a security and a separate transaction involving a sale. The Underlying Funds do not currently intend to enter into mortgage dollar rolls for financing and do not treat them as borrowings.

Mortgage dollar rolls involve certain risks including the following: if the broker-dealer to whom an Underlying Fund sells the security becomes insolvent, an Underlying Fund’s right to purchase or repurchase the mortgage-related securities subject to the mortgage dollar roll may be restricted. Also the instrument which an Underlying Fund is required to repurchase may be worth less than an instrument which an Underlying Fund originally held. Successful use of mortgage dollar rolls will depend upon the ability of an Underlying Fund’s investment adviser to manage an Underlying Fund’s interest rate and mortgage prepayments exposure. For these reasons, there is no assurance that mortgage dollar rolls can be successfully employed. The use of this technique may diminish the investment performance of an Underlying Fund compared to what such performance would have been without the use of mortgage dollar rolls.

Convertible Securities

Certain of the Underlying Funds may invest in convertible securities. Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted into or exchanged for a specified amount of common stock (or other securities) of the same or different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest that is generally paid or accrued on debt or a dividend that is paid or accrued on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Convertible securities have unique investment characteristics, in that they generally (i) have higher yields than common stocks, but lower yields than comparable non-convertible securities, (ii) are less subject to fluctuation in value than the underlying common stock due to their fixed income characteristics and (iii) provide the potential for capital appreciation if the market price of the underlying common stock increases.

The value of a convertible security is a function of its “investment value” (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its “conversion value” (the security’s worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value normally declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors may also have an effect on the convertible security’s investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed income security.

A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security held by an Underlying Fund is called for redemption, the Underlying Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party. Any of these actions could have an adverse effect on an Underlying Fund’s ability to achieve its investment objective, which, in turn, could result in losses to the Underlying Fund.

Index Swaps, Interest Rate Swaps, Currency Swaps, Mortgage Swaps, Credit Swaps, Total Return Swaps, Options on Swaps, and Interest Rate Caps, Floors and Collars

Certain of the Underlying Funds may enter into currency swaps for both hedging purposes and to seek to increase total return. In addition, certain of the Underlying Funds may enter into mortgage, credit, index, interest rate, credit, currency and total return swaps and other interest rate swap arrangements such as rate caps, floors and collars, for both hedging purposes and to seek to increase total return. Certain of the Underlying Funds may also purchase and write (sell) options contracts on swaps, commonly referred to as swaptions. Swap agreements are two party contracts entered into primarily by institutional investors. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency or security, or in a “basket” of securities representing a particular index. Currency swaps involve the exchange by an Underlying Fund with another party of their respective rights to make or receive payments in specified currencies. Interest rate swaps involve the exchange by an Underlying Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments. Mortgage swaps are similar to interest rate swaps in that they represent commitments to pay and receive interest. The notional principal amount, however, is tied to a reference pool or pools of mortgages. Index swaps involve the exchange by an Underlying Fund with another party of the respective amounts payable with respect to a notional principal amount at interest rates equal to two specified indices. Written credit swaps involve the receipt of floating or fixed rate payments in exchange for assuming potential credit losses of an underlying security, or pool of securities. Credit swaps give one party to a transaction the right to dispose of or acquire an asset (or group of assets), or the right to receive from or make a payment to the other party, upon the occurrence of specified credit events. Total return swaps are contracts that obligate a party to pay or receive interest in exchange for payment by the other party of the total return generated by a security, a basket of securities, an index, or an index component. A swaption is an option to enter into a swap agreement. Like other types of options, the buyer of a swaption pays a non-refundable premium for the option and obtains the right, but not the obligation, to enter into an underlying swap on agreed-upon terms. The seller of a swaption, in exchange for the premium, becomes obligated (if the option is exercised) to enter into an underlying swap on agreed-upon terms. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. An interest rate collar is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates. Because interest rate, mortgage and currency swaps and interest rate caps, floors and collars are individually negotiated, each Underlying Fund expects to achieve an acceptable degree of correlation between its portfolio investments and its swap, cap, floor and collar positions.

A great deal of flexibility is possible in the way swap transactions are structured. However, generally an Underlying Fund will enter into interest rate, total return, credit, mortgage and index swaps on a net basis, which means that the two payment streams are netted out, with the Underlying Fund receiving or paying, as the case may be, only the net amount of the two payments. Interest rate, total return, credit, index and mortgage swaps do not normally involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate, total return, credit, index and mortgage swaps is normally limited to the net amount of interest payments that the Underlying Fund is contractually obligated to make. If the other party to an interest rate, total return, credit, index or mortgage swap defaults, the Underlying Fund’s risk of loss consists of the net amount of interest payments that the Underlying Fund is contractually entitled to receive, if any. In contrast, currency swaps usually involve the delivery of a gross payment stream in one designated currency in exchange for the gross payment stream in another designated currency. Therefore, the entire payment stream under a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. A credit swap may have as reference obligations one or more securities that may, or may not, be currently held by an Underlying Fund. The protection “buyer” in a credit swap is generally obligated to pay the protection “seller” an upfront or a periodic stream of payments over the term of the swap provided that no credit event, such as a default, on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. An Underlying Fund may be either the buyer or seller in the transaction. If the Underlying Fund is a buyer and no credit event occurs, the Underlying Fund may recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer generally may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased. As a seller, an Underlying Fund generally receives an upfront payment or a rate of income throughout the term of the swap provided that there is no credit event. As the seller, an Underlying Fund would effectively add leverage to its portfolio because, in addition to its total net assets, an Underlying Fund would be subject to investment exposure on the notional amount of the swap. If a credit event occurs, the value of any deliverable obligation received by the Underlying Fund as seller, coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Underlying Fund. To the extent that an Underlying Fund’s exposure in a transaction involving a swap, a swaption or an interest rate floor, cap or collar is covered by identifying cash or liquid assets on the Fund’s books or is covered by other means in accordance with SEC guidance or otherwise, the Underlying Funds and their investment advisers believe that the transactions do not constitute senior securities under the Act and, accordingly, will not treat them as being subject to an Underlying Fund’s borrowing restrictions.

An Underlying Equity Fund will not enter into transactions involving swaps, caps, floors or collars unless the unsecured commercial paper, senior debt or claims paying ability of the other party thereto is considered to be investment grade by its investment adviser.] The Underlying Fixed Income Funds will not enter into any mortgage, interest rate or credit swap transactions unless the unsecured commercial paper, senior debt or claims-paying ability of the other party is rated either A or A-1 or better by Standard & Poor’s or A or P-1 or better by Moody’s or their equivalent ratings. If there is a default by the other party to such a transaction, an Underlying Fund will have contractual remedies pursuant to the agreements related to the transaction. The Underlying Fixed Income Funds will not enter into any currency swap transactions unless the unsecured commercial paper, senior debt or claims-paying ability of the other party thereto is rated investment grade by Standard & Poor’s or Moody’s or their equivalent ratings or, if unrated by such ratings agencies, determined to be of comparable quality by the applicable investment adviser.

The use of interest rate, total return, mortgage, credit, index and currency swaps, as well as swaptions and interest rate caps, floors and collars is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of a swap requires an understanding not only of the referenced asset, reference rate, or index but also of the swap itself, without the benefit of observing the performance of the swap under all possible market conditions. If an Underlying Fund’s investment adviser is incorrect in its forecasts of market values, credit quality, interest rates and currency exchange rates, the investment performance of an Underlying Fund would be less favorable than it would have been if this investment technique were not used.

In addition, these transactions can involve greater risks than if an Underlying Fund had invested in the reference obligation directly because, in addition to general market risks, swaps are subject to illiquidity risk, counterparty risk, credit risk and pricing risk. Because they are two party contracts and because they may have terms of greater than seven days, swap transactions may be considered to be illiquid. Moreover, an Underlying Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap counterparty. Many swaps are complex and often valued subjectively. Swaps and other derivatives may also be subject to pricing or “basis” risk, which exists when the price of a particular derivative diverges from the price of corresponding cash market instruments. Under certain market conditions it may not be economically feasible to imitate a transaction or liquidate a position in time to avoid a loss or take advantage of an opportunity. If a swap transaction is particularly large or if the relevant market is illiquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses.

The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments which are traded in the interbank market. The investment advisers for the Underlying Funds, under the supervision of the Board of Trustees, are responsible for determining and monitoring the liquidity of the Underlying Funds’ transactions in swaps, swaptions, caps, floors and collars.

Equity Swaps

Each Underlying Equity Fund may enter into equity swap contracts to invest in a market without owning or taking physical custody of securities in various circumstances, including circumstances where direct investment in the securities is restricted for legal reasons or is otherwise impracticable. Equity swaps may also be used for hedging purposes or to seek to increase total return. The counterparty to an equity swap contract will typically be a bank, investment banking firm or broker/dealer. Equity swap contracts may be structured in different ways. For example, a counterparty may agree to pay the Underlying Fund the amount, if any, by which the notional amount of the equity swap contract would have increased in value had it been invested in particular stocks (or an index of stocks), plus the dividends that would have been received on those stocks. In these cases, the Underlying Fund may agree to pay to the counterparty a floating rate of interest on the notional amount of the equity swap contract plus the amount, if any, by which that notional amount would have decreased in value had it been invested in such stocks. Therefore, the return to the Underlying Fund on the equity swap contract should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the Underlying Fund on the notional amount. In other cases, the counterparty and the Underlying Fund may each agree to pay the other the difference between the relative investment performances that would have been achieved if the notional amount of the equity swap contract had been invested in different stocks (or indices of stocks).

An Underlying Equity Fund will generally enter into equity swaps on a net basis, which means that the two payment streams are netted out, with the Underlying Fund receiving or paying, as the case may be, only the net amount of the two payments. Payments may be made at the conclusion of an equity swap contract or periodically during its term. Equity swaps normally do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to equity swaps is normally limited to the net amount of payments that an Underlying Fund is contractually obligated to make. If the other party to an equity swap defaults, an Underlying Fund’s risk of loss consists of the net amount of payments that such Underlying Fund is contractually entitled to receive, if any. Inasmuch as these transactions are entered into for hedging purposes or are offset by the cash or liquid assets identified on the Underlying Fund’s books to cover the Underlying Fund’s exposure, the Underlying Funds and their investment advisers believe that transactions do not constitute senior securities under the Act and, accordingly, will not treat them as being subject to an Underlying Fund’s borrowing restrictions.

An Underlying Equity Fund will generally enter into equity swap transactions only if the unsecured commercial paper, senior debt or claims paying ability of the other party thereto is considered to be investment grade by the investment adviser. An Underlying Fund’s ability to enter into certain swap transactions may be limited by tax considerations.

Real Estate Investment Trusts

The Underlying Equity Funds may invest in shares of REITs. REITs are pooled investment vehicles which invest primarily in real estate or real estate related loans. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Like regulated investment companies such as the Underlying Funds, REITs are not taxed on income distributed to shareholders provided they comply with certain requirements under the Code. An Underlying Fund will indirectly bear its proportionate share of any expenses paid by REITs in which it invests in addition to the expenses paid by an Underlying Fund.

Investing in REITs involves certain unique risks. Equity REITs may be affected by changes in the value of the underlying property owned by such REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified (except to the extent the Code requires), and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, and the possibilities of failing to qualify for the exemption from tax for distributed income under the Code and failing to maintain their exemptions from the Act. REITs (especially mortgage REITs) are also subject to interest rate risks.

Lending of Portfolio Securities

Certain of the Underlying Funds may lend their portfolio securities to brokers, dealers and other institutions, including Goldman Sachs. By lending its securities, an Underlying Fund attempts to increase its net investment income.

Securities loans are required to be secured continuously by collateral in cash, cash equivalents, letters of credit or U.S. Government Securities equal to at least 100% of the value of the loaned securities. This collateral must be valued, or “marked to market,” daily. Borrowers are required to furnish additional collateral to the Underlying Fund as necessary to fully cover their obligations.

With respect to loans that are collateralized by cash, the Underlying Fund may reinvest that cash in short-term investments and pay the borrower a pre-negotiated fee or “rebate” from any return earned on the investment. Investing the collateral subjects it to market depreciation or appreciation, and the Underlying Fund is responsible for any loss that may result from its investment of the borrowed collateral. Cash collateral may be invested in, among other things, other registered or unregistered funds, including private investing funds or money market funds that are managed by the Underlying Fund’s investment adviser or its affiliates, and which pay the Underlying Fund’s investment adviser or its affiliates for their services. If the Underlying Fund would receive non-cash collateral, the Underlying Fund receives a fee from the borrower equal to a negotiated percentage of the market value of the loaned securities.

For the duration of any securities loan, the Underlying Fund will continue to receive the equivalent of the interest, dividends or other distributions paid by the issuer on the loaned securities. The Underlying Fund will not have the right to vote its loaned securities during the period of the loan, but the Underlying Fund may attempt to recall a loaned security in anticipation of a material vote if it desires to do so. An Underlying Fund will have the right to terminate a loan at any time and recall the loaned securities within the normal and customary settlement time for securities transactions.

Securities lending involves certain risks. The Underlying Fund may lose money on its investment of cash collateral, resulting in a loss of principal, or may fail to earn sufficient income on its investment to cover the fee or rebate it has agreed to pay the borrower. An Underlying Fund may incur losses in connection with its securities lending activities that exceed the value of the interest income and fees received in connection with such transactions. Securities lending subjects an Underlying Fund to the risk of loss resulting from problems in the settlement and accounting process, and to additional credit, counterparty and market risk. These risks could be greater with respect to non-U.S. securities. Engaging in securities lending could have a leveraging effect, which may intensify the other risks associated with investments in the Underlying Fund. In addition, an Underlying Fund bears the risk that the price of the securities on loan will increase while they are on loan, or that the price of the collateral will decline in value during the period of the loan, and that the counterparty will not provide, or will delay in providing, additional collateral. An Underlying Fund also bears the risk that a borrower may fail to return securities in a timely manner or at all, either because the borrower fails financially or for other reasons. If a borrower of securities fails financially, an Underlying Fund may also lose its rights in the collateral. An Underlying Fund could experience delays and costs in recovering the loaned securities or in gaining access to and liquidating the collateral, which could result in actual financial loss and which could interfere with portfolio management decisions or the exercise of ownership rights in the loaned securities. If an Underlying Fund is not able to recover the securities lent, the Underlying Fund may sell the collateral and purchase replacement securities in the market. However, the Underlying Fund will incur transaction costs on the purchase of replacement securities. These events could trigger adverse tax consequences for the Underlying Fund. In determining whether to lend securities to a particular borrower, and throughout the period of the loan, the creditworthiness of the borrower will be considered and monitored. Loans will only be made to firms deemed to be of good standing, and where the consideration that can be earned currently from securities loans of this type is deemed to justify the attendant risk. It is intended that the value of securities loaned by an Underlying Fund will not exceed one-third of the value of an Underlying Fund’s total assets (including the loan collateral).

An Underlying Fund will consider the loaned securities as assets of the Underlying Fund, but will not consider any collateral as an Underlying Fund asset except when determining total assets for the purpose of the above one-third limitation. Loan collateral (including any investment of the collateral) is not subject to the percentage limitations stated elsewhere in this SAI, the Prospectus or the Underlying Funds’ Prospectuses or SAIs regarding investing in fixed income securities and cash equivalents.

The Underlying Funds’ Board of Trustees has approved each Underlying Fund’s participation in a securities lending program and has adopted policies and procedures relating thereto. Under the current securities lending program, each Underlying Fund has retained either an affiliate of its investment adviser or State Street Bank and Trust Company to serve as its securities lending agent.

For its services, the securities lending agent may receive a fee from an Underlying Fund, including a fee based on the returns earned on the Underlying Fund’s investment of cash received as collateral for the loaned securities. In addition, an Underlying Fund may make brokerage and other payments to Goldman Sachs and its affiliates in connection with the Underlying Fund’s portfolio investment transactions. An Underlying Fund’s Board of Trustees periodically reviews securities loan transactions for which a Goldman Sachs affiliate has acted as lending agent for compliance with the Underlying Fund’s securities lending procedures. Goldman Sachs also has been approved as a borrower under an Underlying Funds’ securities lending program, subject to certain conditions.

Collateralized Debt Obligations

Certain of the Underlying Funds may invest in collateralized debt obligations (“CDOs”), which include collateralized loan obligations (“CLOs”), collateralized bond obligations (“CBOs”), and other similarly structured securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CDOs may charge management and other administrative fees.

The cashflows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Because it is partially protected from defaults, a senior tranche from a CLO trust typically has higher ratings and lower yields than its underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CLO securities as a class.

The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a fund invests. Normally, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Underlying Funds as illiquid securities, however an active dealer market may exist for CDOs, allowing a CDO to qualify under the Rule 144A “safe harbor” from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. In addition to the normal risks associated with fixed income securities discussed elsewhere in this SAI and the Portfolios’ and Underlying Funds’ Prospectuses (e.g., interest rate risk and default risk), CDOs carry additional risks including, but are not limited to, the risk that: (i) distributions from collateral securities may not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) an Underlying Fund may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

When-Issued Securities and Forward Commitments

Each Underlying Fund may purchase securities on a when-issued basis or purchase or sell securities on a forward commitment basis beyond the customary settlement time. These transactions involve a commitment by an Underlying Fund to purchase or sell securities at a future date. The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued purchases and forward commitment transactions are negotiated directly with the other party, and such commitments are not traded on exchanges. An Underlying Fund will generally purchase securities on a when-issued basis or purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, an Underlying Fund may dispose of or negotiate a commitment after entering into it. An Underlying Fund may also sell securities it has committed to purchase before those securities are delivered to the Underlying Fund on the settlement date. The Underlying Funds may realize a capital gain or loss in connection with these transactions. For purposes of determining an Underlying Fund’s duration, the maturity of when-issued or forward commitment securities will be calculated from the commitment date. Each Underlying Fund is generally required to identify on its books, until three days prior to the settlement date, cash and liquid assets in an amount sufficient to meet the purchase price unless the Underlying Fund’s obligations are otherwise covered. Alternatively, each Underlying Fund may enter into offsetting contracts for the forward sale of other securities that it owns. Securities purchased or sold on a when-issued or forward commitment basis involve a risk of loss if the value of the security to be purchased declines prior to the settlement date or if the value of the security to be sold increases prior to the settlement date.

Investment in Unseasoned Companies

Each Underlying Equity Fund may invest in companies (including predecessors) which have operated less than three years. The securities of such companies may have limited liquidity, which can result in their being priced higher or lower than might otherwise be the case. In addition, investments in unseasoned companies are more speculative and entail greater risk than do investments in companies with an established operating record.

Other Investment Companies

Each Underlying Fund may invest in securities of other investment companies, including ETFs. An Underlying Fund will indirectly bear its proportionate share of any management fees and other expenses paid by investment companies in which it invests, in addition to the management fees (and other expenses) paid by the Underlying Fund. An Underlying Fund’s investments in other investment companies are subject to statutory limitations prescribed by the Act, including in certain circumstances a prohibition on the Underlying Fund acquiring more that 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of the Underlying Fund’s total assets in securities of any one investment company or more than 10% of its total assets in the securities of all investment companies. Many ETFs, however, have obtained exemptive relief from the SEC to permit unaffiliated funds (such as the Underlying Funds) to invest in their shares beyond these statutory limits, subject to certain conditions and pursuant to contractual arrangements between the ETFs and the investing funds. An Underlying Fund may rely on these exemptive orders in investing in ETFs. Moreover, pursuant to an exemptive order obtained from the SEC or under an exemptive rule adopted by the SEC, the Underlying Funds may invest in investment companies and money market funds for which an Investment Adviser or any of its affiliates serves as investment adviser, administrator and/or distributor. However, to the extent that an Underlying Fund invests in a money market fund for which an Investment Adviser, or any of its affiliates, acts as investment adviser, the management fees payable by the Underlying Fund to the Investment Adviser will, to the extent required by the SEC, be reduced by an amount equal to the Underlying Fund’s proportionate share of the management fees paid by such money market fund to its investment adviser. Although the Underlying Funds do not expect to do so in the foreseeable future, each Underlying Fund is authorized to invest substantially all of its assets in a single open-end investment company or series thereof that has substantially the same investment objective, policies and fundamental restrictions as the Underlying Fund. Additionally, for so long as any Underlying Fund serves as an underlying fund to another Goldman Sachs Fund, including the Portfolios, that Underlying Fund may invest a percentage of its assets in other investment companies if those investments are consistent with applicable law and/or exemptive orders obtained from the SEC.

Certain of the Underlying Funds may purchase shares of investment companies investing primarily in foreign securities, including “country funds.” Country funds have portfolios consisting primarily of securities of issuers located in specified foreign countries or regions.

ETFs are shares of unaffiliated investment companies issuing shares which are traded like traditional equity securities on a national stock exchange. An ETF represents a portfolio of securities, which is often designed to track a particular market segment or index. An investment in an ETF, like one in any investment company, carries the same risks as those of its underlying securities. An ETF may fail to accurately track the returns of the market segment or index that it is designed to track, and the price of an ETF’s shares may fluctuate or lose money. In addition, because they, unlike other investment companies, are traded on an exchange, ETFs are subject to the following risks: (i) the market price of the ETF’s shares may trade at a premium or discount to the ETF’s net asset value; (ii) an active trading market for an ETF may not develop or be maintained; and (iii) there is no assurance that the requirements of the exchange necessary to maintain the listing of the ETF will continue to be met or remain unchanged. In the event substantial market or other disruptions affecting ETFs should occur in the future, the liquidity and value of an Underlying Fund’s shares could also be substantially and adversely affected.

Repurchase Agreements

Each Underlying Fund may enter into repurchase agreements with banks, brokers, and securities dealers which furnish collateral at least equal in value or market price to the amount of the repurchase obligation. Certain Underlying Funds may also enter into repurchase agreements involving certain foreign government securities. A repurchase agreement is an arrangement under which an Underlying Fund purchases securities and the seller agrees to repurchase the securities within a particular time and at a specified price for the duration of the agreement. Custody of the securities is maintained by an Underlying Fund’s custodian (or sub-custodian). The repurchase price may be higher than the purchase price, the difference being income to an Underlying Fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to an Underlying Fund together with the repurchase price on repurchase. In either case, the income to an Underlying Fund is unrelated to the interest rate on the security subject to the repurchase agreement.

For purposes of the Act, and generally, for tax purposes, a repurchase agreement is deemed to be a loan from the Underlying Fund to the seller of the underlying security. For other purposes, it is not always clear whether a court would consider the security purchased by the Underlying Fund subject to a repurchase agreement as being owned by the Underlying Fund or as being collateral for a loan by the Underlying Fund to the seller. In the event of commencement of bankruptcy or insolvency proceedings with respect to the seller of the security before repurchase of the security under a repurchase agreement, an Underlying Fund may encounter delay and incur costs before being able to sell the security. Such a delay may involve loss of interest or a decline in the price of the security. If the court characterizes the transaction as a loan and the Underlying Fund has not perfected a security interest in the security, the Underlying Fund may be required to return the security to the seller’s estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, an Underlying Fund would be at risk of losing some or all of the principal and interest involved in the transaction.

Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security. However, if the market value of the security subject to the repurchase agreement becomes less than the repurchase price (including accrued interest), an Underlying Fund will direct the seller of the security to deliver additional securities so that the market value of all securities subject to the repurchase agreement equals or exceeds the repurchase price. Certain repurchase agreements which provide for settlement in more than seven days can be liquidated before the nominal fixed term on seven days or less notice. Such repurchase agreements will be regarded as liquid instruments.

The Underlying Funds, together with other registered investment companies having advisory agreements with the Investment Adviser or its affiliates, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.

Reverse Repurchase Agreements

Certain of the Underlying Funds may borrow money by entering into transactions called reverse repurchase agreements. Under these arrangements, an Underlying Fund may sell portfolio securities to banks and other financial institutions, with an agreement to repurchase the security on an agreed date, price and interest payment. For certain Underlying Funds, these reverse repurchase agreements may involve certain foreign government securities. Reverse repurchase agreements involve the possible risk that the value of portfolio securities an Underlying Fund relinquishes may decline below the price the Underlying Fund must pay when the transaction closes. Borrowings may magnify the potential for gain or loss on amounts invested resulting in an increase in the speculative character of an Underlying Fund’s outstanding shares.

When an Underlying Fund enters into a reverse repurchase agreement, it identifies on its books cash or liquid assets that have a value equal to or greater than the repurchase price. The amount of cash or liquid assets so identified is then monitored continuously by its investment adviser to make sure that an appropriate value is maintained. Reverse repurchase agreements are considered to be borrowings under the Act.

Restricted and Illiquid Securities

Certain Underlying Funds may not invest more than 15% of their net assets in illiquid investments, which include securities (both foreign and domestic) that are not readily marketable, certain SMBS, certain municipal leases and participation interests, certain over-the-counter options, repurchase agreements and time deposits with a notice or demand period of more than seven days, and certain restricted securities, unless it is determined, based upon a continuing review of the trading markets for the specific instrument, that such instrument is liquid. The Trustees have adopted guidelines under which an Underlying Fund’s investment adviser determines and monitors the liquidity of the Underlying Fund’s portfolio securities. This investment practice could have the effect of increasing the level of illiquidity in an Underlying Fund to the extent that qualified institutional buyers become for a time uninterested in purchasing these instruments.

The purchase price and subsequent valuation of restricted securities may reflect a discount from the price at which such securities trade when they are not restricted, because the restriction may make them less liquid. The amount of the discount from the prevailing market price is expected to vary depending upon the type of security, the character of the issuer, the party who will bear the expenses of registering the restricted securities and prevailing supply and demand conditions.

Short Sales

The Portfolios and certain of the Underlying Funds may engage in short sales. Short sales are transactions in which a Portfolio or Underlying Fund sells a security it does not own in anticipation of a decline in the market value of that security. To complete such a transaction, the Portfolio or Underlying Fund must borrow the security to make delivery to the buyer. The Portfolio or Underlying Fund then is obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Portfolio or Underlying Fund. Until the security is replaced, the Portfolio or Underlying Fund is required to pay to the lender amounts equal to any dividend which accrues during the period of the loan. To borrow the security, the Portfolio or Underlying Fund also may be required to pay a premium, which would increase the cost of the security sold. There will also be other costs associated with short sales.

A Portfolio or Underlying Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Portfolio or Underlying Fund replaces the borrowed security. The Underlying Fund will realize a gain if the security declines in price between those dates. This result is the opposite of what one would expect from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium or amounts in lieu of interest the Portfolio or Underlying Fund may be required to pay in connection with a short sale, and will be also decreased by any transaction or other costs.

Until a Portfolio or Underlying Fund replaces a borrowed security in connection with a short sale, the Portfolio or Underlying Fund will (a) identify on its books cash or liquid assets at such a level that the identified assets plus any amount deposited as collateral will equal the current value of the security sold short or (b) otherwise cover its short position in accordance with applicable law.

There is no guarantee that a Portfolio or Underlying Fund will be able to close out a short position at any particular time or at an acceptable price. During the time that a Portfolio or Underlying Fund is short a security, it is subject to the risk that the lender of the security will terminate the loan at a time when the Portfolio or Underlying Fund is unable to borrow the same security from another lender. If that occurs, the Portfolio or Underlying Fund may be “bought in” at the price required to purchase the security needed to close out the short position, which may be a disadvantageous price.

The Portfolios and certain of the Underlying Funds may engage in short sales against the box. As noted above, a short sale is made by selling a security the seller does not own. A short sale is “against the box” to the extent that the seller contemporaneously owns or has the right to obtain, at no added cost, securities identical to those sold short. It may be entered into by a Portfolio or an Underlying Fund, for example, to lock in a sales price for a security the Portfolio or Underlying Fund does not wish to sell immediately. If a Portfolio or an Underlying Fund sells securities short against the box, it may protect itself from loss if the price of the securities declines in the future, but will lose the opportunity to profit on such securities if the price rises.

If a Portfolio or an Underlying Fund effects a short sale of securities at a time when it has an unrealized gain on the securities, it may be required to recognize that gain as if it had actually sold the securities (as a “constructive sale”) on the date it effects the short sale. However, such constructive sale treatment may not apply if a Portfolio or an Underlying Fund closes out the short sale with securities other than the appreciated securities held at the time of the short sale and if certain other conditions are satisfied. Uncertainty regarding the tax consequences of effecting short sales may limit the extent to which a Portfolio or an Underlying Fund may effect short sales.

Portfolio Maturity

Dollar-weighted average maturity is derived by multiplying the value of each investment by the time remaining to its maturity, adding these calculations, and then dividing the total by the value of an Underlying Fixed Income Fund’s portfolio. An obligation’s maturity is typically determined on a stated final maturity basis, although there are some exceptions. For example, if an issuer of an instrument takes advantage of a maturity-shortening device, such as a call, refunding, or redemption provision, the date on which the instrument is expected to be called, refunded, or redeemed may be considered to be its maturity date. There is no guarantee that the expected call, refund or redemption will occur, and an Underlying Fixed Income Fund’s average maturity may lengthen beyond the investment adviser’s expectations should the expected call refund or redemption not occur. Similarly, in calculating its dollar-weighted average maturity, an Underlying Fixed Income Fund may determine the maturity of a variable or floating rate obligation according to the interest rate reset date, or the date principal can be recovered on demand, rather than the date of ultimate maturity.

Temporary Investments

Each Underlying Equity Fund may, for temporary defensive purposes, invest a certain percentage of its total assets in: U.S. Government Securities; commercial paper rated at least A-2 by Standard & Poor’s, P-2 by Moody’s or having a comparable rating by another NRSRO (or, if unrated, determined by an Underlying Fund’s investment adviser to be of comparable quality); certificates of deposit; bankers’ acceptances; repurchase agreements; non-convertible preferred stocks and non-convertible corporate bonds with a remaining maturity of less than one year; cash; cash equivalents; and certain exchange-traded funds. Each Underlying Fixed Income Fund may, for temporary defensive purposes, invest a certain percentage of its total assets in: U.S. Government Securities and repurchase agreements collateralized by U.S. Government Securities. Additionally, the Goldman Sachs High Yield Fund may also invest in investment grade and other high grade securities without limit for temporary defensive purposes. When an Underlying Fund’s assets are invested in such instruments, the Underlying Fund may not be achieving its investment objective.

Portfolio Turnover

Each Underlying Fund may engage in active short-term trading to benefit from price disparities among different issues of securities or among the markets for equity or fixed income securities, or for other reasons. As a result of active management, it is anticipated that the portfolio turnover rate of each Underlying Fund may vary greatly from year to year as well as within a particular year, and may be affected by changes in the holdings of specific issuers, changes in country and currency weightings, cash requirements for redemption of shares and by requirements which enable the Underlying Funds to receive favorable tax treatment. An Underlying Fund is not restricted by policy with regard to portfolio turnover and will make changes in its investment portfolio from time to time as business and economic conditions as well as market prices may dictate.

Special Note Regarding Market Events

Events in the financial sector over the past several years have resulted in reduced liquidity in credit and fixed income markets and in an unusually high degree of volatility in the financial markets, both domestically and internationally. While entire markets have been impacted, issuers that have exposure to the real estate, mortgage and credit markets have been particularly affected. These events and the potential for continuing market turbulence may have an adverse effect on the Portfolios’ and the Underlying Funds’ investments. It is uncertain how long these conditions will continue.

The instability in the financial markets led the U.S. government to take a number of unprecedented actions designed to support certain financial institutions and certain segments of the financial markets. Federal, state, and foreign governments, regulatory agencies, and self-regulatory organizations may take actions that affect the regulation of the instruments in which the Portfolios and the Underlying Funds invest, or the issuers of such instruments, in ways that are unforeseeable. Such legislation or regulation could limit or preclude the Portfolios’ and/or the Underlying Funds’ ability to achieve their investment objectives.

Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such ownership or disposition may have positive or negative effects on the liquidity, valuation and performance of the Portfolios’ and the Underlying Funds’ portfolio holdings.

INVESTMENT RESTRICTIONS

The investment restrictions set forth below have been adopted by the Trust as fundamental policies that cannot be changed with respect to a Portfolio without the affirmative vote of the holders of a majority (as defined in the Act) of the outstanding voting securities of the affected Portfolio. The investment objective of each Portfolio and all other investment policies or practices of each Portfolio are considered by the Trust not to be fundamental and accordingly may be changed without shareholder approval. For purposes of the Act, a “majority” of the outstanding voting securities” means the lesser of the vote of (i) 67% or more of the shares of a Portfolio present at a meeting, if the holders of more than 50% of the outstanding shares of the Portfolio are present or represented by proxy, or (ii) more than 50% of the shares of a Portfolio. For purposes of the following limitations, any limitation which involves a maximum percentage will not be considered violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of, or borrowings by, a Portfolio. With respect to the Portfolios’ fundamental investment restriction number (3) below, asset coverage of at least 300% (as defined in the Act), inclusive of any amounts borrowed, must be maintained at all times.

As a matter of fundamental policy, each Portfolio may not:

(1)	Make any investment inconsistent with the Portfolio’s classification as a diversified company under the Act;

(2)	Invest 25% or more of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry (excluding investment companies and the U.S. government or any of its agencies or instrumentalities). (For the purposes of this restriction, state and municipal governments and their agencies, authorities and instrumentalities are not deemed to be industries; telephone companies are considered to be a separate industry from water, gas or electric utilities; personal credit finance companies and business credit finance companies are deemed to be separate industries; and wholly-owned finance companies are considered to be in the industry of their parents if their activities are primarily related to financing the activities of their parents.) This restriction does not apply to investments in Municipal Securities which have been pre-refunded by the use of obligations of the U.S. Government or any of its agencies or instrumentalities;

(3)	Borrow money, except (a) the Portfolio may borrow from banks (as defined in the Act), other affiliated investment companies and other persons or through reverse repurchase agreements in amounts up to 33-1/3% of its total assets (including the amount borrowed), (b) the Portfolio may, to the extent permitted by applicable law, borrow up to an additional 5% of its total assets for temporary purposes, (c) the Portfolio may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities, (d) the Portfolio may purchase securities on margin to the extent permitted by applicable law and (e) the Portfolio may engage in transactions in mortgage dollar rolls which are accounted for as financings;

The following interpretation applies to, but is not part of, this fundamental policy: In determining whether a particular investment in portfolio instruments or participation in portfolio transactions is subject to this borrowing policy, the accounting treatment of such instrument or participation shall be considered, but shall not by itself be determinative. Whether a particular instrument or transaction constitutes a borrowing shall be determined by the Board, after consideration of all of the relevant circumstances.

(4)	Make loans, except through (a) the purchase of debt obligations in accordance with the Portfolio’s investment objective and policies, (b) repurchase agreements with banks, brokers, dealers and other financial institutions; (c) loans of securities as permitted by applicable law and (d) loans to affiliates of the Portfolio to the extent permitted by law;

(5)	Underwrite securities issued by others, except to the extent that the sale of portfolio securities by the Portfolio may be deemed to be an underwriting;

(6)	Purchase, hold or deal in real estate, although the Portfolio may purchase and sell securities that are secured by real estate or interests therein, securities of real estate investment trusts and mortgage-related securities and may hold and sell real estate acquired by the Portfolio as a result of the ownership of securities;

(7)	Invest in commodities or commodity contracts, except that the Portfolio may invest in currency and financial instruments and contracts that are commodities or commodity contracts; and

(8)	Issue senior securities to the extent such issuance would violate applicable law.

Notwithstanding any other fundamental investment restriction or policy, each Portfolio may invest some or all of its assets in a single open end investment company or series thereof with substantially the same fundamental investment objective, restrictions and policies as the Portfolio.

In addition to the fundamental policies mentioned above, the Trustees have adopted the following non-fundamental policies which can be changed or amended by action of the Trustees without approval of shareholders. Again, for the purposes of the following limitations, any limitation which involves a maximum percentage shall not be considered violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition of securities by the Fund.

Each Portfolio may not:

(a)	Invest in companies for the purpose of exercising control or management (but this does not prevent a Portfolio from purchasing a controlling interest in one or more of the Underlying Funds consistent with its investment objective and policies).

(b)	Invest more than 15% of the Portfolio’s net assets in illiquid investments, including illiquid repurchase agreements with a notice or demand period of more than seven days, securities which are not readily marketable and restricted securities not eligible for resale pursuant to Rule 144A under the Securities Act of 1933 (the “1933 Act”).

(c)	Purchase additional securities if the Portfolio’s borrowings (excluding covered mortgage dollar rolls) exceed 5% of its net assets.

The Underlying Funds in which the Portfolios may invest have adopted certain investment restrictions which may be more or less restrictive than those listed above, thereby allowing the Portfolios to participate in certain investment strategies indirectly that are prohibited under the fundamental and non-fundamental investment restrictions and policies listed above. The investment restrictions of these Underlying Funds are set forth in their respective SAIs.

TRUSTEES AND OFFICERS

The Trust’s Leadership Structure

The business and affairs of the Portfolios are managed under the direction of the Board of Trustees (the “Board”), subject to the laws of the State of Delaware and the Trust’s Declaration of Trust. The Trustees are responsible for deciding matters of overall policy and reviewing the actions of the Trust’s service providers. The officers of the Trust conduct and supervise each Portfolio’s daily business operations.

Trustees who are not deemed to be “interested persons” of the Trust as defined in the Act are referred to as “Independent Trustees.” Trustees who are deemed to be “interested persons” of the Trust are referred to as “Interested Trustees.” The Board is currently composed of seven Independent Trustees and two Interested Trustees. The Board has selected an Independent Trustee to act as Chairman, whose duties include presiding at meetings of the Board and acting as a focal point to address significant issues that may arise between regularly scheduled Board and Committee meetings. In the performance of the Chairman’s duties, the Chairman will consult with the other Independent Trustees and the Portfolio’s officers and legal counsel, as appropriate. The Chairman may perform other functions as requested by the Board from time to time.

The Board meets as often as necessary to discharge its responsibilities. Currently, the Board conducts regular, in-person meetings at least six times a year, and holds special in-person or telephonic meetings as necessary to address specific issues that require attention prior to the next regularly scheduled meeting. In addition, the Independent Trustees meet at least annually to review, among other things, investment management agreements, distribution (Rule 12b-1) and/or service plans and related agreements, transfer agency agreements and certain other agreements providing for the compensation of Goldman Sachs and/or its affiliates by the Portfolios, and to consider such other matters as they deem appropriate.

The Board has established six standing committees — Audit, Governance and Nominating, Compliance, Valuation, Dividend and Contract Review Committees. The Board may establish other committees, or nominate one or more Trustees to examine particular issues related to the Board’s oversight responsibilities, from time to time. Each Committee meets periodically to perform its delegated oversight functions and reports its findings and recommendations to the Board. For more information on the Committees, see the section “STANDING BOARD COMMITTEES,” below.

The Trustees have determined that the Trust’s leadership structure is appropriate because it allows the Trustees to effectively perform their oversight responsibilities.

Trustees of the Trust

Information pertaining to the Trustees of the Trust and Members of the Advisory Board as of August 2, 2013 is set forth below.

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Ashok N. Bakhru Age: 71	Chairman of the Board of Trustees	Since 1996 (Trustee since 1991)	Mr. Bakhru is retired. He was formerly Director, Apollo Investment Corporation (a business development company) (2008-2013); President, ABN Associates (a management and financial consulting firm) (1994–1996 and 1998–2012); Trustee, Scholarship America (1998–2005); Trustee, Institute for Higher Education Policy (2003–2008); Director, Private Equity Investors–III and IV (1998–2007), and Equity-Linked Investors II (April 2002–2007). Chairman of the Board of Trustees—Goldman Sachs Mutual Fund Complex.	105	None

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Donald C. Burke Age: 53	Trustee	Since 2010	Mr. Burke is retired. He is Director, Avista Corp. (2011–Present); and was formerly a Director, BlackRock Luxembourg and Cayman Funds (2006–2010); President and Chief Executive Officer, BlackRock U.S. Funds (2007–2009); Managing Director, BlackRock, Inc. (2006–2009). Trustee—Goldman Sachs Mutual Fund Complex.	103	Avista Corp. (an energy company)

John P. Coblentz, Jr. Age: 72	Trustee	Since 2003	Mr. Coblentz is retired. Formerly, he was Partner, Deloitte & Touche LLP (1975–2003); Director, Emerging Markets Group, Ltd. (2004–2006); and Director, Elderhostel, Inc. (2006–2012). Trustee—Goldman Sachs Mutual Fund Complex.	105	None

Diana M. Daniels Age: 64	Trustee	Since 2007	Ms. Daniels is retired. Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991–2006). Ms. Daniels serves as a Presidential Councillor Cornell University (2013–Present); Member, Advisory Board, Psychology Without Borders (international humanitarian aid organization) (2007-Present), and former Member of the Legal Advisory Board, New York Stock Exchange (2003–2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006–2007). Trustee—Goldman Sachs Mutual Fund Complex.	103	None

Joseph P. LoRusso Age: 56	Trustee	Since 2010	Mr. LoRusso is retired. Formerly, he was President, Fidelity Investments Institutional Services Co. (“FIIS”) (2002–2008); Director, FIIS (2002–2008); Director, Fidelity Investments Institutional Operations Company (2003–2007); Executive Officer, Fidelity Distributors Corporation (2007–2008). Trustee—Goldman Sachs Mutual Fund Complex.	103	None

Jessica Palmer Age: 64	Trustee	Since 2007	Ms. Palmer is retired. She is Director, Emerson Center for the Arts and Culture (2011-Present); and was formerly a Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) (1984–2006). Ms. Palmer was a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004–2009). Trustee—Goldman Sachs Mutual Fund Complex.	103	None

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Richard P. Strubel Age: 73	Trustee	Since 1987	Mr. Strubel is retired. Formerly, he was Director, Cardean Learning Group (provider of educational services via the internet) (2003–2008); Trustee Emeritus, The University of Chicago (1987–Present). Trustee—Goldman Sachs Mutual Fund Complex.	105	The Northern Trust Mutual Fund Complex (64 Portfolios) (Chairman of the Board of Trustees); Gildan Activewear Inc. (a clothing marketing and manufacturing company)

Interested Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
James A. McNamara* Age: 50	President and Trustee	Since 2007	Managing Director, Goldman Sachs (December 1998–Present); Director of Institutional Fund Sales, GSAM (April 1998–December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993–April 1998). President—Goldman Sachs Mutual Fund Complex (November 2007–Present); Senior Vice President—Goldman Sachs Mutual Fund Complex (May 2007–November 2007); and Vice President—Goldman Sachs Mutual Fund Complex (2001–2007). Trustee—Goldman Sachs Mutual Fund Complex (since November 2007 and December 2002–May 2004).	105	None

Alan A. Shuch* Age: 63	Trustee	Since 1990	Advisory Director—GSAM (May 1999–Present); Consultant to GSAM (December 1994–May 1999); and Limited Partner, Goldman Sachs (December 1994–May 1999). Trustee—Goldman Sachs Mutual Fund Complex.	103	None

Advisory Board Members

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Advisory Board Member[3]	Other Directorships Held by Advisory Board Member[4]
Herbert J. Markley Age: 63	Advisory Board Member	Since 2013	Mr. Markley is retired. Formerly, he was Executive Vice President, Deere & Company (an agricultural and construction equipment manufacturer) (2007-2009), and President, Agricultural Division, Deere & Company (2001-2007).	103	None

Roy W. Templin Age: 52	Advisory Board Member	Since 2013	Mr. Templin is retired. He is Director, Con-Way Incorporated (2012–Present); and was formerly Executive Vice President and Chief Financial Officer, Whirlpool Corporation (an appliance manufacturer and marketer) (2004–2012).	103	Con-Way Incorporated (a transportation, supply-chain management and logistics services company)

*

These persons are considered to be “Interested Trustees” because they hold positions with Goldman Sachs and own securities issued by The Goldman Sachs Group, Inc. Each Interested Trustee holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

[1]	Each Trustee and Advisory Board Member may be contacted by writing to the Trustee or Advisory Board Member, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus.
[2]

Each Trustee holds office for an indefinite term until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Declaration of Trust; (c) the conclusion of the first Board meeting held subsequent to the day the Trustee attains the age of 74 years, subject to waiver by a majority of the Trustees (in accordance with the current resolutions of the Board of Trustees, which may be changed by the Trustees without shareholder vote); or (d) the termination of the Trust.

[3]

The Goldman Sachs Mutual Fund Complex includes the Trust, Goldman Sachs Credit Strategies Fund and Goldman Sachs Variable Insurance Trust. As of August 2, 2013, the Trust consisted of 90 portfolios (82 of which offered shares to the public), Goldman Sachs Variable Insurance Trust consisted of 12 portfolios and Goldman Sachs Credit Strategies Fund consisted of one portfolio. The Goldman Sachs Mutual Fund Complex also includes, with respect to Messrs. Bakhru, Coblentz, Strubel and McNamara, Goldman Sachs Trust II and Goldman Sachs BDC, Inc. Goldman Sachs Trust II and Goldman Sachs BDC, Inc. each consisted of one portfolio. Goldman Sachs BDC, Inc. did not offer shares to the public.

[4]

This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

The significance or relevance of an Advisory Board Member’s or Trustee’s particular experience, qualifications, attributes and/or skills is considered by the Board on an individual basis. Experience, qualifications, attributes and/or skills common to all Advisory Board Members and Trustees include the ability to critically review, evaluate and discuss information provided to them and to interact effectively with the other Trustees and with representatives of the Investment Adviser and its affiliates, other service providers, legal counsel and the Funds’ independent registered public accounting firm, the capacity to address financial and legal issues and exercise reasonable business judgment, and a commitment to the representation of the interests of the Funds and their Shareholders. The Governance and Nominating Committee’s charter contains certain other factors that are considered by the Governance and Nominating Committee in identifying and evaluating potential nominees to serve as Independent Trustees. Based on each Advisory Board Member’s or Trustee’s experience, qualifications, attributes and/or skills, considered individually and with respect to the experience, qualifications, attributes and/or skills of other Advisory Board Members and Trustees, the Board has concluded that each Advisory Board Member and Trustee should serve as an Advisory Board Member or Trustee. Below is a brief discussion of the experience, qualifications, attributes and/or skills of each individual Advisory Board Member or Trustee as of August 2, 2013 that led the Board to conclude that such individual should serve as an Advisory Board Member or Trustee.

Ashok N. Bakhru. Mr. Bakhru has served as a Trustee since 1991 and Chairman of the Board since 1996. Previously, Mr. Bakhru served as Director, Apollo Investment Corporation (a business development company) (2008-2013), and President of ABN Associates, a management and financial consulting firm, and was the Chief Financial Officer, Chief Administrative Officer and Director of Coty Inc., a multinational cosmetics, fragrance and personal care company. In addition, Mr. Bakhru formerly held several senior management positions at Scott Paper Company, a major manufacturer of paper products, including Senior Vice President and Chief Financial Officer. Mr. Bakhru also serves on the Governing Council of the Independent Directors Council and the Board of Governors of the Investment Company Institute. He also serves on the Advisory Board of BoardIQ, an investment publication. In addition, Mr. Bakhru has served as Director of Equity-Linked Investments II and Private Equity Investors III and IV, which are private equity partnerships based in New York City. Mr. Bakhru was also a Director of Arkwright Mutual Insurance Company. Based on the foregoing, Mr. Bakhru is experienced with financial and investment matters.

Donald C. Burke. Mr. Burke has served as Trustee since 2010. Mr. Burke serves as a Director of Avista Corp., an energy company. Mr. Burke was a Managing Director of BlackRock, Inc., where he was President and Chief Executive Officer of BlackRock’s U.S. funds and a director and chairman of several offshore funds advised by BlackRock. As President and Chief Executive Officer of BlackRock’s U.S. funds, he was responsible for all accounting, tax and regulatory reporting requirements for over 300 open-end and closed-end BlackRock funds. Previously, he was a Managing Director, First Vice President and Vice President of Merrill Lynch Investment Managers, L.P. (“MLIM”), where he worked for 16 years prior to MLIM’s merger with BlackRock, and was instrumental in the integration of BlackRock’s and MLIM’s operating infrastructure following the merger. While at MLIM, he was Chief Financial Officer and Treasurer of MLIM’s U.S. funds and Head of Global Operations and Client Services, where he was responsible for the development and maintenance of MLIM’s operating infrastructure across the Americas, Europe and the Pacific Rim. He also developed controls for the MLIM U.S. funds’ financial statement certification process to comply with the Sarbanes-Oxley Act of 2002, worked with fund auditors in connection with the funds’ annual audits and established the department responsible for all tax issues impacting the MLIM U.S. funds. Previously, Mr. Burke was Tax Manager at Deloitte & Touche, where he was designated as one of the firm’s lead specialists in the investment company industry, and advised multinational corporations, partnerships, universities and high net worth individuals in tax matters. Mr. Burke is a certified public accountant. Based on the foregoing, Mr. Burke is experienced with accounting, financial and investment matters.

John P. Coblentz, Jr. Mr. Coblentz has served as Trustee since 2003. Mr. Coblentz has been designated as the Board’s “audit committee financial expert” given his extensive accounting and finance experience. Mr. Coblentz was a partner with Deloitte & Touche LLP for 28 years. While at Deloitte & Touche LLP, Mr. Coblentz was lead partner responsible for all auditing and accounting services to a variety of large, global companies, a significant portion of which operated in the financial services industry. Mr. Coblentz was also the national managing partner for the firm’s risk management function, a member of the firm’s Management Committee and the first managing partner of the firm’s Financial Advisory Services practice, which brought together the firm’s mergers and acquisition services, forensic and dispute services, corporate finance, asset valuation and reorganization businesses under one management structure. He served as a member of the firm’s Board of Directors. Mr. Coblentz is a certified public accountant. Based on the foregoing, Mr. Coblentz is experienced with accounting, financial and investment matters.

Diana M. Daniels. Ms. Daniels has served as Trustee since 2007. Ms. Daniels also serves as a Trustee Emeritus and Presidential Councillor of Cornell University. Ms. Daniels held several senior management positions at The Washington Post Company and its subsidiaries, where she worked for 29 years. While at The Washington Post Company, Ms. Daniels served as Vice President, General Counsel, Secretary to the Board of Directors and Secretary to the Audit Committee. Previously, Ms. Daniels served as Vice President and General Counsel of Newsweek, Inc. Ms. Daniels also serves on the Executive Committee of the Governing Council of the Independent Directors Council of The Investment Companies Institute. Ms. Daniels has also served as Vice Chair, and Chairman of the Executive Committee of the Board of Trustees of Cornell University and as a member of the Corporate Advisory Board of Standish Mellon Management Advisors and of the Legal Advisory Board of New York Stock Exchange. Ms. Daniels is also a member of the American Law Institute and of the Advisory Council of the Inter-American Press Association. Based on the foregoing, Ms. Daniels is experienced with legal, financial and investment matters.

Joseph P. LoRusso. Mr. LoRusso has served as Trustee since 2010. Mr. LoRusso held a number of senior management positions at Fidelity Investments for over 15 years, where he was most recently President of Fidelity Investments Institutional Services Co. (“FIIS”). As President of FIIS, Mr. LoRusso oversaw the development, distribution and servicing of Fidelity’s investment and retirement products through various financial intermediaries. Previously, he served as President, Executive Vice President and Senior Vice President of Fidelity Institutional Retirement Services Co., where he helped establish Fidelity’s 401(k) business and built it into the largest in the U.S. In these positions, he oversaw sales, marketing, implementation, client services, operations and technology. Mr. LoRusso also served on Fidelity’s Executive Management Committee. Prior to his experience with Fidelity, he was Second Vice President in the Investment and Pension Group of John Hancock Mutual Life Insurance, where he had responsibility for developing and running the company’s 401(k) business. Previously, he worked at The Equitable (now a subsidiary of AXA Financial), where he was Product Manager of the company’s then-nascent 401(k) business, and at Arthur Andersen & Co. (now Accenture), as a Senior Consultant within the firm’s consulting practice. Based on the foregoing, Mr. LoRusso is experienced with financial and investment matters.

Jessica Palmer. Ms. Palmer has served as Trustee since 2007. Ms. Palmer serves as a Director of Emerson Center for the Arts and Culture, a not-for-profit organization. Ms. Palmer worked at Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) for over 20 years, where she was a Managing Director. While at Citigroup Corporate and Investment Banking, Ms. Palmer was Head of Global Risk Management, Chair of the Global Commitment Committee, Co-Chair of International Investment Banking (New York) and Head of Fixed Income Capital Markets. Ms. Palmer was also a member of the Management Committee and Risk Management Operating Committee of Citigroup, Inc. Prior to that, Ms. Palmer was a Vice President at Goldman Sachs in its international corporate finance department. Ms. Palmer was also Assistant Vice President of the International Division at Wells Fargo Bank, N.A. Ms. Palmer was also a member of the Board of Trustees of a private elementary and secondary school. Based on the foregoing, Ms. Palmer is experienced with financial and investment matters.

Richard P. Strubel. Mr. Strubel has served as Trustee since 1987. Mr. Strubel also serves as Chairman of the Northern Funds, a family of retail and institutional mutual funds managed by The Northern Trust Company. He also serves on the board of Gildan Activewear Inc., which is listed on the New York Stock Exchange (“NYSE”). Mr. Strubel was Vice-Chairman of the Board of Cardean Learning Group (formerly known as Unext), and previously served as Unext’s President and Chief Operating Officer. Mr. Strubel was Managing Director of Tandem Partners, Inc., a privately-held management services firm, and served as President and Chief Executive Officer of Microdot, Inc. Previously, Mr. Strubel served as President of Northwest Industries, then a NYSE-listed company, a conglomerate with various operating entities located around the country. Before joining Northwest, Mr. Strubel was an associate and later managing principal of Fry Consultants, a management consulting firm based in Chicago. Mr. Strubel is also a Trustee Emeritus of the University of Chicago and is an adjunct professor at the University of Chicago Booth School of Business. Based on the foregoing, Mr. Strubel is experienced with financial and investment matters.

James A. McNamara. Mr. McNamara has served as Trustee and President of the Trust since 2007 and has served as an officer of the Trust since 2001. Mr. McNamara is a Managing Director at Goldman Sachs. Mr. McNamara is currently head of Global Third Party Distribution at GSAM, where he was previously head of U.S. Third Party Distribution. Prior to that role, Mr. McNamara served as Director of Institutional Fund Sales. Prior to joining Goldman Sachs, Mr. McNamara was Vice President and Manager at Dreyfus Institutional Service Corporation. Based on the foregoing, Mr. McNamara is experienced with financial and investment matters.

Alan A. Shuch. Mr. Shuch has served as a Trustee since 1990. Mr. Shuch is an Advisory Director to Goldman Sachs. Mr. Shuch serves on the Board of Trustees of a number of offshore funds managed by GSAM. He serves on GSAM’s Valuation Committee. Prior to retiring as a general partner of Goldman Sachs in 1994, Mr. Shuch was president and chief operating officer of GSAM which he founded in 1988. Mr. Shuch joined the Goldman Sachs Fixed Income Division in 1976. He was instrumental in building Goldman Sachs’ Corporate Bond Department and served as co-head of the Global Fixed Income Sales and the High Yield Bond and Preferred Stock Departments. He headed the Portfolio Restructuring and Fixed Income Quantitative and Credit Research Departments. Mr. Shuch also served on a variety of firm-wide committees including the International Executive, New Product and Strategic Planning Committees and was a member of the Stone Street/Bridge Street Private Equity Board. Mr. Shuch serves on Wharton’s Graduate Executive Board. Based on the foregoing, Mr. Shuch is experienced with financial and investment matters.

Advisory Board Members

Herbert J. (H.J.) Markley. Mr. Markley held several senior management positions at Deere & Company, where he worked for 35 years, including Executive Vice President of Worldwide Parts Service, Global Supply Management and Logistics, Enterprise Information Technology and Corporate Communications. Mr. Markley’s experience at Deere included managing manufacturing and engineering facilities, including the two largest manufacturing facilities and a joint venture with Hitachi. He later served as Senior Vice President of Worldwide Human Resources where he helped to lay the foundation for a new human resources system, and as a President of the Agricultural Division, Deere’s largest business unit. In addition to his work with Deere, Mr. Markley has served on the Boards of Directors of the Dubuque Chamber of Commerce, the First National Bank of Dubuque, the University of Dubuque and the Iowa Public Television Foundation as well as the Board of Overseers of the Amos Tuck School of Business at Dartmouth College. Mr. Markley currently serves on the Trust’s Advisory Board. Based on the foregoing, Mr. Markley is experienced with financial and investment matters.

Roy W. Templin. Mr. Templin is a Director of Con-Way Incorporated, a transportation, supply-chain management and logistics services company, and serves on its Finance and Audit Committees (he is the Chair of the Finance Committee). Mr. Templin held a number of senior management positions at Whirlpool Corporation, an appliance manufacturer and marketer, including Executive Vice President and Chief Financial Officer, Vice President and Corporate Controller there. At Whirlpool, Mr. Templin served on the Executive Committee and was responsible for all aspects of finance globally, including treasury, accounting, risk management, investor relations, internal auditing, tax and facilities. Prior to joining Whirlpool, Mr. Templin served in several roles at Kimball International, a furniture and electronic assemblies manufacturer, including Vice President of Finance and Chief Accounting Officer. Mr. Templin was also a Director of Corporate Finance for Cummins, Inc., a diesel engine manufacturer, a Director of Financial Development at NCR Corporation, a computer hardware and electronics company, and a member of the audit staff of Price Waterhouse (now PricewaterhouseCoopers LLP). Mr. Templin is a certified public accountant. Mr. Templin currently serves on the Trust’s Advisory Board. Based on the foregoing, Mr. Templin is experienced with accounting, financial and investment matters.

Officers of the Trust

Information pertaining to the officers of the Trust as of August 2, 2013 is set forth below.

Name, Age and Address	Position(s) Held with the Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years
James A. McNamara 200 West Street New York, NY 10282 Age: 50	Trustee and President	Since 2007

Managing Director, Goldman Sachs (December 1998 – Present); Director of Institutional Fund Sales, GSAM (April 1998 – December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993 – April 1998).

President, Goldman Sachs Mutual Fund Complex (November 2007 – Present); Senior Vice President, Goldman Sachs Mutual Fund Complex (May 2007 – November 2007); and Vice President, Goldman Sachs Mutual Fund Complex (2001 – 2007).

Trustee – Goldman Sachs Mutual Fund Complex (November 2007 – Present and December 2002 – May 2004).

Scott McHugh 200 West Street New York, NY 10282 Age: 41	Treasurer and Senior Vice President	Since 2009

Vice President, Goldman Sachs (February 2007 – Present); Assistant Treasurer of certain mutual funds administered by DWS Scudder (2005 – 2007); and Director (2005 – 2007), Vice President (2000 – 2005), and Assistant Vice President (1998 – 2000), Deutsche Asset Management or its predecessor (1998 – 2007).

Treasurer – Goldman Sachs Mutual Fund Complex (October 2009 – Present); Senior Vice President – Goldman Sachs Mutual Fund Complex (November 2009 – Present); and Assistant Treasurer – Goldman Sachs Mutual Fund Complex (May 2007 – October 2009).

George F. Travers 30 Hudson Street Jersey City, NJ 07302 Age: 45	Senior Vice President and Principal Financial Officer	Since 2009

Managing Director, Goldman Sachs (2007 – Present); Managing Director, UBS Ag (2005 – 2007); and Partner, Deloitte & Touche LLP (1990 – 2005, partner from 2000 – 2005).

Senior Vice President and Principal Financial Officer – Goldman Sachs Mutual Fund Complex.

Name, Age and Address	Position(s) Held with the Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years
Philip V. Giuca, Jr. 30 Hudson Street Jersey City, NJ 07302 Age: 51	Assistant Treasurer	Since 1997	Vice President, Goldman Sachs (May 1992 – Present). Assistant Treasurer – Goldman Sachs Mutual Fund Complex.

Peter Fortner 30 Hudson Street Jersey City, NJ 07302 Age: 55	Assistant Treasurer	Since 2000

Vice President, Goldman Sachs (July 2000 – Present); Principal Financial Officer, Commerce Bank Mutual Fund Complex (2008 – Present); Associate, Prudential Insurance Company of America (November 1985 –June 2000); and Assistant Treasurer, certain closed-end funds administered by Prudential (1999 – 2000).

Assistant Treasurer – Goldman Sachs Mutual Fund Complex.

Kenneth G. Curran 30 Hudson Street Jersey City, NJ 07302 Age: 49	Assistant Treasurer	Since 2001	Vice President, Goldman Sachs (November 1998 – Present); and Senior Tax Manager, KPMG Peat Marwick (accountants) (August 1995 – October 1998). Assistant Treasurer – Goldman Sachs Mutual Fund Complex.

Sarah Walton 30 Hudson Street Jersey City, NJ 07302 Age: 41	Assistant Treasurer	Since 2012	Vice President, Goldman Sachs (December 2002 – Present); and Associate, Goldman Sachs (February 2000 – December 2002). Assistant Treasurer – Goldman Sachs Mutual Fund Complex.

Jesse Cole 71 South Wacker Drive Chicago, IL 60606 Age: 50	Vice President	Since 1998

Managing Director, Goldman Sachs (December 2006 – Present); Vice President, GSAM (June 1998 – Present); and Vice President, AIM Management Group, Inc. (investment adviser) (April 1996 – June 1998).

Vice President – Goldman Sachs Mutual Fund Complex.

Kerry K. Daniels 71 South Wacker Drive Chicago, IL 60606 Age: 50	Vice President	Since 2000	Manager, Financial Control – Shareholder Services, Goldman Sachs (1986 – Present). Vice President – Goldman Sachs Mutual Fund Complex.

Mark Hancock 71 South Wacker Drive Chicago, IL 60606 Age: 45	Vice President	Since 2007

Managing Director, Goldman Sachs (November 2005 – Present); Vice President, Goldman Sachs (August 2000 – November 2005); Senior Vice President, Dreyfus Service Corp (1999 – 2000); and Vice President, Dreyfus Service Corp (1996 – 1999).

Vice President – Goldman Sachs Mutual Fund Complex.

Carlos W. Samuels 6011 Connection Drive Irving, TX 75039 Age: 38	Vice President	Since 2007

Vice President, Goldman Sachs (December 2007 – Present); Associate, Goldman Sachs (December 2005 – December 2007); and Analyst, Goldman Sachs (January 2004 – December 2005).

Vice President – Goldman Sachs Mutual Fund Complex.

Name, Age and Address	Position(s) Held with the Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years
Miriam Cytryn 200 West Street New York, NY 10282 Age: 55	Vice President	Since 2008

Vice President, GSAM (2008 – Present); Vice President of Divisional Management, Investment Management Division (2007 – 2008); Vice President and Chief of Staff, GSAM US Distribution (2003 – 2007); and Vice President of Employee Relations, Goldman Sachs (1996 – 2003).

Vice President – Goldman Sachs Mutual Fund Complex.

Glen Casey 200 West Street New York, NY 10282 Age: 48	Vice President	Since 2008	Managing Director, Goldman Sachs (2007 – Present); and Vice President, Goldman Sachs (1997 – 2007). Vice President – Goldman Sachs Mutual Fund Complex.

Mark Heaney Christchurch Court 10-15 Newgate Street London, EC1A 7HD, UK Age: 45	Vice President	Since 2010

Executive Director, GSAM (May 2005 – Present); Director of Operations (UK and Ireland), Invesco Asset Management (May 2004 – March 2005); Global Head of Investment Administration, Invesco Asset Management (September 2001 – May 2004); Managing Director (Ireland), Invesco Asset Management (March 2000 – September 2001); and Director of Investment Administration, Invesco Asset Management (December 1998 – March 2000).

Vice President – Goldman Sachs Mutual Fund Complex.

Michael Magee 30 Hudson Street Jersey City, NJ 07302 Age: 36	Vice President	Since 2012	Vice President, Goldman Sachs (December 2007-Present); Associate (December 2004-December 2007); and Analyst (December 2002-December 2004). Vice President – Goldman Sachs Mutual Fund Complex.

Robert McCormack 30 Hudson Street Jersey City, NJ 07302 Age: 39	Vice President	Since 2012	Vice President, Goldman Sachs (December 2008 – Present); and Associate, Goldman Sachs (September 2005 – December 2008). Vice President – Goldman Sachs Mutual Fund Complex.

Greg R. Wilson 200 West Street New York, NY 10282 Age: 40	Vice President	Since 2013

Managing Director, Goldman Sachs (January 2011 – Present); Head of the North American Sub-Advisory & Platform Distribution Group, GSAM (April 2010 – Present); and Business Development and Relationship Management Sub-Advisory & Platform Distribution Group, GSAM (May 2003 – April 2010).

Vice President—Goldman Sachs Mutual Fund Complex.

Caroline Kraus 200 West Street New York, NY 10282 Age: 36	Secretary	Since 2012

Vice President, Goldman Sachs (August 2006 – Present); Associate General Counsel, Goldman Sachs (2012 – Present); Assistant General Counsel, Goldman Sachs (August 2006 – December 2011); and Associate, Weil, Gotshal & Manges, LLP (2002 – 2006).

Secretary – Goldman Sachs Mutual Fund Complex (August 2012 – Present); and Assistant Secretary – Goldman Sachs Mutual Fund Complex (June 2012 – August 2012).

David Fishman 200 West Street New York, NY 10282 Age: 48	Assistant Secretary	Since 2001	Managing Director, Goldman Sachs (December 2001 – Present); and Vice President, Goldman Sachs (1997 – December 2001). Assistant Secretary – Goldman Sachs Mutual Fund Complex.

Name, Age and Address	Position(s) Held with the Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years
Danny Burke 200 West Street New York, NY 10282 Age: 50	Assistant Secretary	Since 2001	Vice President, Goldman Sachs (1987 – Present). Assistant Secretary – Goldman Sachs Mutual Fund Complex.

Deborah Farrell 30 Hudson Street Jersey City, NJ 07302 Age: 42	Assistant Secretary	Since 2007	Vice President, Goldman Sachs (2005 – Present); Associate, Goldman Sachs (2001 – 2005); and Analyst, Goldman Sachs (1994 – 2005). Assistant Secretary – Goldman Sachs Mutual Fund Complex.

Patrick T. O’Callaghan 200 West Street New York, NY 10282 Age: 41	Assistant Secretary	Since 2009	Vice President, Goldman Sachs (2000 – Present); Associate, Goldman Sachs (1998 – 2000); and Analyst, Goldman Sachs (1995 – 1998). Assistant Secretary – Goldman Sachs Mutual Fund Complex.

James A. McCarthy 200 West Street New York, NY 10282 Age: 49	Assistant Secretary	Since 2009

Managing Director, Goldman Sachs (2003 – Present); Vice President, Goldman Sachs (1996 – 2003); and Portfolio Manager, Goldman Sachs (1995 – 1996).

Assistant Secretary – Goldman Sachs Mutual Fund Complex.

Andrew Murphy 200 West Street New York, NY 10282 Age: 40	Assistant Secretary	Since 2010

Vice President, Goldman Sachs (April 2009 – Present); Assistant General Counsel, Goldman Sachs (April 2009 – Present); Attorney, Axiom Legal (2007 – 2009); and Vice President and Counsel, AllianceBernstein, L.P. (2001 – 2007).

Assistant Secretary – Goldman Sachs Mutual Fund Complex.

Robert Griffith 200 West Street New York, NY 10282 Age: 38	Assistant Secretary	Since 2011

Vice President, Goldman Sachs (August 2011 – Present); Assistant General Counsel, Goldman Sachs (August 2011 – Present); Vice President and Counsel, Nomura Holding America, Inc. (2010 – 2011); and Associate, Simpson Thacher & Bartlett LLP (2005 – 2010).

Assistant Secretary – Goldman Sachs Mutual Fund Complex.

Matthew Wolfe 200 West Street New York, NY 10282 Age: 30	Assistant Secretary	Since 2012

Vice President, Goldman Sachs (July 2012 – Present); Assistant General Counsel, Goldman Sachs (July 2012 – Present); and Associate, Dechert LLP (2007 – 2012).

Assistant Secretary – Goldman Sachs Mutual Fund Complex.

[1]

Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

Standing Board Committees

The Audit Committee oversees the audit process and provides assistance to the Board with respect to fund accounting, tax compliance and financial statement matters. In performing its responsibilities, the Audit Committee selects and recommends annually to the Board, an independent registered public accounting firm to audit the books and records of the Trust for the ensuing year, and reviews with the firm the scope and results of each audit. All of the Independent Trustees serve on the Audit Committee. The Audit Committee held five meetings during the fiscal year ended August 31, 2012.

The Governance and Nominating Committee has been established to: (i) assist the Board in matters involving mutual fund governance, which includes making recommendations to the Board with respect to the effectiveness of the Board in carrying out its responsibilities in governing the Portfolios and overseeing their management; (ii) select and nominate candidates for appointment or election to serve as Independent Trustees; and (iii) advise the Board on ways to improve its effectiveness. All of the Independent Trustees serve on the Governance and Nominating Committee. The Governance and Nominating Committee held two meetings during the fiscal year ended August 31, 2012. As stated above, each Trustee holds office for an indefinite term until the occurrence of certain events. In filling Board vacancies, the Governance and Nominating Committee will consider nominees recommended by shareholders. Nominee recommendations should be submitted to the Trust at its mailing address stated in the Portfolios’ Prospectus and should be directed to the attention of the Goldman Sachs Trust Governance and Nominating Committee.

The Compliance Committee has been established for the purpose of overseeing the compliance processes: (i) of the Portfolios; and (ii) insofar as they relate to services provided to the Portfolios, of the Portfolios’ investment adviser, distributor, administrator (if any), and transfer agent, except that compliance processes relating to the accounting and financial reporting processes, and certain related matters, are overseen by the Audit Committee. In addition, the Compliance Committee provides assistance to the full Board with respect to compliance matters. The Compliance Committee met three times during the fiscal year ended August 31, 2012. All of the Independent Trustees serve on the Compliance Committee.

The Valuation Committee is authorized to act for the Board in connection with the valuation of portfolio securities held by the Portfolios in accordance with the Trust’s Valuation Procedures. Messrs. McNamara and Shuch serve on the Valuation Committee, together with certain employees of GSAM who are not Trustees. The Valuation Committee met twelve times during the fiscal year ended August 31, 2012. The Valuation Committee reports periodically to the Board.

The Dividend Committee is authorized, subject to the ratification of Trustees who are not members of the committee, to declare dividends and capital gain distributions consistent with each Portfolio’s Prospectus. Messrs. McNamara and McHugh, as officers of the Trust, serve on the Dividend Committee. The Dividend Committee met twelve times during the fiscal year ended August 31, 2012.

The Contract Review Committee has been established for the purpose of overseeing the processes of the Board for reviewing and monitoring performance under the Portfolios’ investment management, distribution, transfer agency and certain other agreements with the Portfolios’ Investment Adviser and its affiliates. The Contract Review Committee is also responsible for overseeing the Board’s processes for considering and reviewing performance under the operation of the Portfolios’ distribution, service, shareholder administration and other plans, and any agreements related to the plans, whether or not such plans and agreements are adopted pursuant to Rule 12b-1 under the Act. The Contract Review Committee also provides appropriate assistance to the Board in connection with the Board’s approval, oversight and review of the Portfolios’ other service providers including, without limitation, the Portfolios’ custodian/accounting agent, sub-transfer agents, professional (legal and accounting) firms and printing firms. The Contract Review Committee met four times during the fiscal year ended August 31, 2012. All of the Independent Trustees serve on the Contract Review Committee.

Risk Oversight

The Board is responsible for the oversight of the activities of the Portfolios and the Underlying Funds, including oversight of risk management. Day-to-day risk management with respect to the Portfolios and the Underlying Funds is the responsibility of GSAM or other service providers (depending on the nature of the risk), subject to supervision by GSAM. The risks of the Portfolios and the Underlying Funds include, but are not limited to, investment risk, compliance risk, operational risk, reputational risk, credit risk and counterparty risk. Each of GSAM and the other service providers have their own independent interest in risk management and their policies and methods of risk management may differ from the Portfolios’, the Underlying Funds’ and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls. As a result, the Board recognizes that it is not possible to identify all of the risks that may affect the Portfolios or the Underlying Funds or to develop processes and controls to eliminate or mitigate their occurrence or effects, and that some risks are simply beyond the control of the Portfolios or GSAM, its affiliates or other service providers.

The Board effectuates its oversight role primarily through regular and special meetings of the Board and Board committees. In certain cases, risk management issues are specifically addressed in presentations and discussions. For example, GSAM has an independent dedicated Market Risk Group that assists GSAM in managing investment risk. Representatives from the Market Risk Group regularly meet with the Board to discuss their analysis and methodologies. In addition, investment risk is discussed in the context of regular presentations to the Board on Portfolio and Underlying Fund strategy and performance. Other types of risk are addressed as part of presentations on related topics (e.g. compliance policies) or in the context of presentations focused specifically on one or more risks. The Board also receives reports from GSAM management on operational risks, reputational risks and counterparty risks relating to the Portfolios and the Underlying Funds.

Board oversight of risk management is also performed by various Board committees. For example, the Audit Committee meets with both the Portfolios’ independent registered public accounting firm and the GSAM’s internal audit group to review risk controls in place that support the Portfolios as well as test results, and the Compliance Committee meets with the CCO and representatives of GSAM’s compliance group to review testing results of the Portfolios’ compliance policies and procedures and other compliance issues. Board oversight of risk is also performed as needed between meetings through communications between the GSAM and the Board. The Board may, at any time and in its discretion, change the manner in which it conducts risk oversight. The Board’s oversight role does not make the Board a guarantor of the Portfolios’ investments or activities.

Trustee Ownership of Fund Shares

The following table shows the dollar range of shares beneficially owned by each Trustee in the Portfolios and other portfolios of the Trust, Goldman Sachs Variable Insurance Trust and Goldman Sachs Credit Strategies Fund as of November 30, 2012, unless otherwise noted.

Name of Trustee	Dollar Range of Equity Securities in the Portfolios[1]	Aggregate Dollar Range of Equity Securities in All Portfolios in Fund Complex Overseen by Trustee
Ashok N. Bakhru	None	Over $	100,000
Donald C. Burke	$1-10,000	Over $	100,000
John P. Coblentz, Jr.	None	Over $	100,000
Diana M. Daniels	None	Over $	100,000
Joseph P. LoRusso	None	Over $	100,000
James A. McNamara	None	Over $	100,000
Jessica Palmer	None	Over $	100,000
Alan A. Shuch	None	Over $	100,000
Richard P. Strubel	None	Over $	100,000

1	Includes the value of shares beneficially owned by each Trustee in each Portfolio described in this SAI.

As of December 3, 2012, the Trustees and Officers of the Trust as a group owned less than 1% of the outstanding shares of beneficial interest of each Portfolio.

Board and Advisory Board Compensation

Each Independent Trustee and Advisory Board Member is compensated with a unitary annual fee for his or her services as a Trustee or Advisory Board Member, as applicable, of the Trust and as a member of the Governance and Nominating Committee, Compliance Committee, Contract Review Committee, and Audit Committee. The Chairman and “audit committee financial expert” receive additional compensation for their services. The Independent Trustees and Advisory Board Members are also reimbursed for travel expenses incurred in connection with attending meetings. The Trust may also pay the incidental costs of a Trustee or Advisory Board Member to attend training or other types of conferences relating to the investment company industry.

The following table sets forth certain information with respect to the compensation of each Trustee of the Trust for the fiscal year ended August 31, 2012:

Name of Trustee	TAG	EDGE	Aggregate Compensation from the Portfolios	Pension or Retirement Benefits Accrued as Part of the Trust’s Expenses	Total Compensation From the Series (including the Portfolios)†
Ashok N. Bakhru(1)	$3,244	$3,135	$6,379	$0	$166,183
Donald C. Burke	2,094	2,024	4,118	0	107,283
John P. Coblentz, Jr.(2)	2,423	2,342	4765	0	124,112
Diana M. Daniels	2,094	2,024	4,118	0	107,283
Joseph P. LoRusso	2,094	2,024	4,118	0	107,283
James A. McNamara(3)	0	0	0	0	0
Jessica Palmer	2,094	2,024	4,118	0	107,283
Alan A. Shuch(3)	0	0	0	0	0
Richard P. Strubel	2,094	2,024	4,118	0	107,283

†	Represents fees paid to each Trustee during the fiscal year ended August 31, 2012 from the Goldman Sachs Mutual Fund Complex. As of the most recent fiscal year end, neither the Portfolios nor the Fund Complex paid any fees to either of the Advisory Board Members.
(1)	Includes compensation as Board Chairman.
(2)	Includes compensation as “audit committee financial expert“, as defined in Item 3 of Form N-CSR.
(3)	Messrs. McNamara and Shuch are Interested Trustees, and as such, receive no compensation from the Portfolios or the Goldman Sachs Mutual Fund Complex.

Miscellaneous

Class A Shares of the Portfolios may be sold at NAV without payment of any sales charge to Goldman Sachs, its affiliates and their respective officers, partners, directors or employees (including retired employees and former partners), any partnership of which Goldman Sachs is a general partner, any Trustee or officer of the Trust and designated family members of any of the above individuals. These and the Portfolios’ other sales load waivers are due to the nature of the investors and/or the reduced sales effort and expense that are needed to obtain such investments.

Code of Ethics

The Trust, its investment advisers and principal underwriter have adopted codes of ethics under Rule 17j-1 of the Act that permit personnel subject to their particular codes of ethics to invest in securities, including securities that may be purchased or held by the Portfolios or the Underlying Funds.

MANAGEMENT SERVICES

As stated in the Portfolios’ Prospectus, GSAM, 200 West Street, New York, New York 10282, serves as Investment Adviser to the Portfolios and to the Underlying Funds. GSAM is a subsidiary of The Goldman Sachs Group, Inc. and an affiliate of Goldman Sachs. See “Service Providers” in the Portfolios’ Prospectus for a description of the Investment Adviser’s duties to the Portfolios.

Founded in 1869, Goldman Sachs Group, Inc. is a financial holding company and a leading investment banking, securities and investment management firm. Goldman Sachs is a leader in developing portfolio strategies and in many fields of investing and financing, participating in financial markets worldwide and serving individuals, institutions, corporations and governments. Goldman Sachs is also among the principal market sources for current and thorough information on companies, industrial sectors, markets, economies and currencies, and trades and makes markets in a wide range of equity and debt securities 24 hours a day. The firm is headquartered in New York with offices in countries throughout the world. It has trading professionals throughout the United States, as well as in London, Frankfurt, Tokyo, Sao Paulo, Seoul and other major financial centers around the world. The active participation of Goldman Sachs in the world’s financial markets enhances its ability to identify attractive investments. Goldman Sachs has agreed to permit the Portfolios and the Underlying Funds to use the name “Goldman Sachs” or a derivative thereof as part of each Portfolio’s and Underlying Fund’s names for as long as a Portfolio’s and Underlying Fund’s respective Management Agreements are in effect.

The Underlying Funds’ investment advisers are able to draw on the substantial research and market expertise of Goldman Sachs, whose investment research effort is one of the largest in the industry. The Goldman Sachs Global Investment Research division provides original fundamental insights and analysis for clients in the equity, fixed income and currency and commodities markets. The group covers areas such as economics, portfolio strategy, derivatives and equity and credit securities in more than 25 stock markets and 50 economies and regions around the world. The in-depth information and analyses generated by Goldman Sachs’ research analysts are available to the investment advisers, subject to Chinese Wall restrictions.

In addition, many of Goldman Sachs’ economists, securities analysts, portfolio strategists and credit analysts have consistently been highly ranked in respected industry surveys conducted in the United States and abroad. Goldman Sachs is also among the leading investment firms using quantitative analytics (now used by a growing number of investors) to structure and evaluate portfolios. For example, Goldman Sachs’ options evaluation model analyzes a security’s term, coupon and call option, providing an overall analysis of the security’s value relative to its interest risk.

In managing the Underlying Funds, the Underlying Funds’ investment advisers have access to Goldman Sachs’ economics research. The Economics Research Department, based in London, conducts economic, financial and currency markets research which analyzes economic trends and interest and exchange rate movements worldwide. The Economics Research Department tracks factors such as inflation and money supply figures, balance of trade figures, economic growth, commodity prices, monetary and fiscal policies, and political events that can influence interest rates and currency trends. The success of Goldman Sachs’ international research team has brought wide recognition to its members. The team has earned top rankings in various external surveys such as Pensions and Investments, Forbes and Dalbar. These rankings acknowledge the achievements of the firm’s economists, strategists and equity analysts.

With respect to certain Underlying Fixed Income Funds, the Underlying Funds’ investment advisers expect to utilize Goldman Sachs’ sophisticated option-adjusted analytics to help make strategic asset allocations within the markets for U.S. Government Securities, Mortgage-Backed Securities and other securities and to employ this technology periodically to re-evaluate the Underlying Funds’ investments as market conditions change. Goldman Sachs has also developed a prepayment model designed to estimate mortgage prepayments and cash flows under different interest rate scenarios. Because a Mortgage-Backed Security incorporates the borrower’s right to prepay the mortgage, the investment adviser uses a sophisticated option-adjusted spread (OAS) model to measure expected returns. A security’s OAS is a function of the level and shape of the yield curve, volatility and the investment adviser expectation of how a change in interest rates will affect prepayment levels. Because the OAS model assumes a relationship between prepayments and interest rates, the investment adviser considers it a better way to measure a security’s expected return and absolute and relative values than yield to maturity. In using OAS technology, the investment adviser will first evaluate the absolute level of a security’s OAS and consider its liquidity and its interest rate, volatility and prepayment sensitivity. The investment adviser will then analyze its value relative to alternative investments and to its own investments. The investment adviser will also measure a security’s interest rate risk by computing an option adjusted duration (“OAD”). The investment adviser believes a security’s OAD is a better measurement of its price sensitivity than cash flow duration, which systematically misstates portfolio duration. The investment adviser also evaluates returns for different mortgage market sectors and evaluates the credit risk of individual securities. This sophisticated technical analysis allows the investment advisers to develop portfolio and trading strategies using Mortgage-Backed Securities that are believed to be superior investments on a risk-adjusted basis and which provide the flexibility to meet the respective Underlying Fund’s duration targets and cash flow pattern requirements.

Because the OAS is adjusted for the differing characteristics of the underlying securities, the OAS of different Mortgage-Backed Securities can be compared directly as an indication of their relative value in the market. The investment adviser also expects to use OAS-based pricing methods to calculate projected security returns under different, discrete interest rate scenarios, and Goldman Sachs’ proprietary prepayment model to generate yield estimates under these scenarios. The OAS, scenario returns, expected returns, and yields of securities in the mortgage market can be combined and analyzed in an optimal risk-return matching framework.

The investment adviser will use OAS analytics to choose what it believes is an appropriate portfolio of investments for an Underlying Fund from a universe of eligible investments. In connection with initial portfolio selections, in addition to using OAS analytics as an aid to meeting each Underlying Fund’s particular composition and performance targets, the investment adviser will also take into account important market criteria like the available supply and relative liquidity of various mortgage securities in structuring the portfolio.

The Underlying Funds’ investment advisers also expect to use OAS analytics to evaluate the mortgage market on an ongoing basis. Changes in the relative value of various Mortgage-Backed Securities could suggest tactical trading opportunities for the Underlying Funds. The investment advisers will have access to both current market analysis as well as historical information on the relative value relationships among different Mortgage-Backed Securities. Current market analysis and historical information is available in the Goldman Sachs database for most actively traded Mortgage-Backed Securities.

Goldman Sachs has agreed to provide the Underlying Funds’ investment advisers, on a non-exclusive basis, use of its mortgage prepayment model, OAS model and any other proprietary services which it now has or may develop, to the extent such services are made available to other similar customers. Use of these services by the Underlying Funds’ investment advisers with respect to an Underlying Fund does not preclude Goldman Sachs from providing these services to third parties or using such services as a basis for trading for its own account or the account of others.

The fixed income research capabilities of Goldman Sachs available to the Underlying Funds’ investment advisers include the Goldman Sachs Fixed Income Research Department and the Credit Department. The Fixed Income Research Department monitors developments in U.S. and foreign fixed income markets, assesses the outlooks for various sectors of the markets and provides relative value comparisons, as well as analyzes trading opportunities within and across market sectors. The Fixed Income Research Department is at the forefront in developing and using computer-based tools for analyzing fixed income securities and markets, developing new fixed income products and structuring portfolio strategies for investment policy and tactical asset allocation decisions. The Credit Department tracks specific governments, regions and industries and from time to time may review the credit quality of an Underlying Fund’s investments.

In allocating assets among foreign countries and currencies for the Underlying Funds which can invest in foreign securities, the Underlying Funds’ investment advisers will have access to the Global Asset Allocation Model. The model is based on the observation that the prices of all financial assets, including foreign currencies, will adjust until investors globally are comfortable holding the pool of outstanding assets. Using the model, the investment advisers will estimate the total returns from each currency sector which are consistent with the average investor holding a portfolio equal to the market capitalization of the financial assets among those currency sectors. These estimated equilibrium returns are then combined with the expectations of Goldman Sachs’ research professionals to produce an optimal currency and asset allocation for the level of risk suitable for an Underlying Fund given its investment objectives and criteria.

The Management Agreements for the Portfolios and the Underlying Funds provide that their investment advisers (and their affiliates) may render similar services to others so long as the services provided by them under the Management Agreements are not impaired thereby. The Portfolios’ Management Agreement was most recently approved by the Trustees of the Trust, including a majority of the Trustees of the Trust who are not parties to the Management Agreement or “interested persons” (as such term is defined in the Act) of any party thereto (the “non-interested Trustees”), on June 13, 2012. A discussion regarding the Board of Trustees’ basis for approving the Management Agreement on behalf of each Portfolio is available in the Portfolios’ Annual Report dated August 31, 2012.

The Portfolios’ Management Agreement will remain in effect until June 30, 2013 and will continue in effect with respect to the Portfolios from year to year thereafter provided such continuance is specifically approved at least annually by (i) the vote of a majority of the outstanding voting securities of such Portfolio or a majority of the Trustees of the Trust, and (ii) the vote of a majority of the non-interested Trustees of the Trust, cast in person at a meeting called for the purpose of voting on such approval.

The Management Agreements for the Underlying Funds then in existence on April 21, 1997 were last approved by the shareholders of such Underlying Funds on that date. The Management Agreements for the Portfolios and those Underlying Funds that commenced investment operations after April 21, 1997 were last approved by the initial sole shareholder of each Portfolio and each such Underlying Fund, prior to the Portfolio’s or Underlying Fund’s commencement of operations.

The Portfolios’ Management Agreement will terminate automatically with respect to a Portfolio if assigned (as defined in the Act). The Management Agreement is also terminable at any time without penalty by the Trustees of the Trust or by vote of a majority of the outstanding voting securities of the applicable Portfolio on 60 days written notice to the Investment Adviser or by the Investment Adviser on 60 days written notice to the Trust.

Pursuant to the Portfolios’ Management Agreement, the Investment Adviser is entitled to receive the fees set forth below, payable monthly, based on each Portfolio’s average daily net assets. Also included below are the actual rates paid by each Portfolio (after reflection of any voluntary management fee waivers, as indicated) for the fiscal year ended August 31, 2012.

Portfolio	Contractual Rate	Actual Rate for the fiscal year ended August 31, 2012
Tax-Advantaged Global Equity Portfolio	0.15%	0.15%

Enhanced Dividend Global Equity Portfolio	0.15%	0.15%

For the fiscal years ended August 31, 2012, August 31, 2011 and August 31, 2010, the amounts of the fees incurred by each Portfolio under the Management Agreement were as follows (with and without the fee limitations that were then in effect).

	Fiscal Year Ended August 31, 2012		Fiscal Year Ended August 31, 2011		Fiscal Year Ended August 31, 2010
Portfolio	With Fee Limitations	Without Fee Limitations	With Fee Limitations	Without Fee Limitations	With Fee Limitations	Without Fee Limitations
Tax-Advantaged Global Equity Portfolio	$601,676	$601,676	$517,788	$517,788	$318,253	$318,253

Enhanced Dividend Global Equity Portfolio	270,926	270,926	209,289	209,289	114,229	114,229

In addition to providing advisory services under its Management Agreement, the Investment Adviser also, to the extent such services are not required to be performed by others pursuant to the custodian agreement or the transfer agency agreement: (i) supervises all non-advisory operations of the Portfolios that it advises; (ii) provides personnel to perform such executive, administrative and clerical services as are reasonably necessary to provide effective administration of the Portfolios; (iii) arranges for at the Portfolio’s expense: (a) the preparation of all required tax returns, (b) the preparation and submission of reports to existing shareholders, (c) the periodic updating of prospectuses and statements of additional information; and (d) the preparation of reports to be filed with the SEC and other regulatory authorities; (iv) maintains the Portfolio’s records; and (v) provides office space and all necessary office equipment and services.

Portfolio Managers –Accounts Managed by the Portfolio Managers

The following tables disclose other accounts within each type of category listed below for which the portfolio managers are jointly and primarily responsible for day to day portfolio management as of August 31, 2012.

	Number of Other Accounts Managed and Total Assets by Account Type**
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Name of Portfolio Manager*	Number of Accounts	Assets Managed	Number of Accounts	Assets Managed	Number of Accounts	Assets Managed
Gary Chropuvka***	32	9.744 billion	39	6.579 billion	1,852	19.632 billion
Monali Vora	37	9 billion	47	9 billion	1,532	21 billion

	Number of Accounts and Total Assets for Which Advisory Fee is Performance Based**
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Name of Portfolio Manager*	Number of Accounts	Assets Managed	Number of Accounts	Assets Managed	Number of Accounts	Assets Managed
Gary Chropuvka***	—	—	1	162	6	1.698 billion
Monali Vora	—	—	3	0	8	2 billion

*	Gary Chropuvka and Monali Vora are both members of the Quantitative Investment Strategies Team and are the portfolio managers for each of the Portfolios.
**	Includes wrap as a single account.
***	Information for this Portfolio Manager is as of March 31, 2013.

Conflicts of Interest. The Investment Adviser’s portfolio managers are often responsible for managing one or more Portfolios as well as other registered funds, accounts, including proprietary accounts, separate accounts and other pooled investment vehicles, such as unregistered hedge funds. A portfolio manager may manage a separate account or other pooled investment vehicle which may have materially higher fee arrangements than the Portfolios and may also have a performance-based fee. The side-by-side management of these funds may raise potential conflicts of interest relating to cross trading, the allocation of investment opportunities and the aggregation and allocation of trades.

The Investment Adviser has a fiduciary responsibility to manage all client accounts in a fair and equitable manner. It seeks to provide best execution of all securities transactions and aggregate and then allocate securities to client accounts in a fair and timely manner. To this end, the Investment Adviser has developed policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management. In addition, the Investment Adviser and the Portfolios have adopted policies limiting the circumstances under which cross-trades may be effected between the Portfolios and another client account. The Investment Adviser conducts periodic reviews of trades for consistency with these policies. For more information about conflicts of interests that may arise in connection with the portfolio manager’s management of the Portfolios’ investments and the investments of other accounts, see “POTENTIAL CONFLICTS OF INTEREST – Potential Conflicts Relating to the Allocation of Investment Opportunities Among the Portfolios and Other Goldman Sachs Accounts and Potential Conflicts Relating to Goldman Sachs’ and the Investment Adviser’s Proprietary Activities and Activities on Behalf of Other Accounts.”

Portfolio Managers — Compensation

Compensation for portfolio managers of the Investment Adviser is comprised of a base salary and discretionary variable compensation. The base salary is fixed from year to year. Year-end discretionary variable compensation is primarily a function of each portfolio manager’s individual performance and his or her contribution to overall team performance; the performance of the Investment Adviser and Goldman Sachs; the team’s net revenues for the past year which in part is derived from advisory fees, and for certain accounts, performance-based fees; and anticipated compensation levels among competitor firms. Portfolio managers are rewarded, in part, for their delivery of investment performance, measured on a pre-tax basis, which is reasonably expected to meet or exceed the expectations of clients and fund shareholders in terms of: peer group ranking, risk management and factors specific to certain funds such as yield or regional focus. Performance is judged over 1-, 3-, and 5-year time horizons.

The benchmark for each Portfolio is a composite benchmark comprised of: the Morgan Stanley Capital International All Country World Index IMI (Investable Market Index) (90%) and the Barclays U.S. Aggregate Bond Index (10%).

The discretionary variable compensation for portfolio managers is also significantly influenced by: (1) effective participation in team research discussions and process; and (2) management of risk in alignment with the targeted risk parameter and investment objective of the fund. Other factors may also be considered, including: (1) general client/shareholder orientation and (2) teamwork and leadership. Portfolio managers may receive equity-based awards as part of their discretionary variable compensation.

Other Compensation. In addition to base salary and discretionary variable compensation, the Investment Adviser has a number of additional benefits in place including: (1) a 401k program that enables employees to direct a percentage of their pretax salary and bonus income into a tax-qualified retirement plan; and (2) investment opportunity programs in which certain professionals may participate subject to certain eligibility requirements.

Portfolio Managers – Portfolio Managers’ Ownership of Securities in the Portfolios

The following table shows the portfolio managers’ ownership of securities in the Portfolios as of May 31, 2013:

Name of Portfolio Manager	Dollar Range of Equity Securities Beneficially Owned by the Portfolio Manager
Tax-Advantaged Global Equity Portfolio
Gary Chropuvka	None
Monali Vora	None
Enhanced Dividend Global Equity Portfolio
Gary Chropuvka	None
Monali Vora	None

Distributor and Transfer Agent

Distributor. Goldman Sachs, 200 West Street, New York, New York 10282, serves as the exclusive distributor of shares of the Portfolios pursuant to a “best efforts” arrangement as provided by a distribution agreement with the Trust on behalf of each Portfolio. Shares of the Portfolios are offered and sold on a continuous basis by Goldman Sachs, acting as agent. Pursuant to the distribution agreement, after the Portfolios’ Prospectus and periodic reports have been prepared, set in type and mailed to shareholders, Goldman Sachs will pay for the printing and distribution of copies thereof used in connection with the offering to prospective investors. Goldman Sachs will also pay for other supplementary sales literature and advertising costs. Goldman Sachs may enter into sales agreements with certain investment dealers and other financial service firms (the “Authorized Institutions”) to solicit subscriptions for Class A Shares of the Portfolios. Goldman Sachs receives a portion of the sales charge imposed on the sale, and in certain cases, redemption, of Class A Shares of the Portfolios.

Dealer Reallowances. Class A Shares of the Portfolios are sold subject to a front-end sales charge, as described in the Prospectus and in this SAI in the section “SHARES OF THE TRUST.” Goldman Sachs may pay commissions to Authorized Institutions who sell Class A shares of the Portfolios in the form of a “reallowance” of all or a portion of the sales charge paid on the purchase of those shares. Goldman Sachs did not pay any commissions on sales of Class A Shares of the Portfolios during the fiscal years ended August 31, 2012.

Dealer allowances may be changed periodically. During special promotions, the entire sales charge may be reallowed to Authorized Institutions. Authorized Institutions to whom substantially the entire sales charge is reallowed may be deemed to be “underwriters” under the 1933 Act.

Transfer Agent. Goldman Sachs, 71 South Wacker Drive, Chicago, IL 60606 serves as the Trust’s transfer and dividend disbursing agent. Under its transfer agency agreement with the Trust, Goldman Sachs has undertaken with the Trust with respect to each Portfolio to: (i) record the issuance, transfer and redemption of shares, (ii) provide purchase and redemption confirmations and quarterly statements, as well as certain other statements, (iii) provide certain information to the Trust’s custodian and the relevant sub-custodian in connection with redemptions, (iv) provide dividend crediting and certain disbursing agent services, (v) maintain shareholder accounts, (vi) provide certain state Blue Sky and other information, (vii) provide shareholders and certain regulatory authorities with tax-related information, (viii) respond to shareholder inquiries, and (ix) render certain other miscellaneous services. For its transfer agency services, Goldman Sachs is entitled to receive a transfer agency fee equal, on an annualized basis, to 0.04% of average daily net assets with respect to each Portfolio’s Institutional Shares and 0.19% of average daily net assets with respect to each Portfolio’s Class A Shares. Goldman Sachs may pay to certain intermediaries who perform transfer agent services to shareholders a networking or sub-transfer agent fee. These payments will be made from the transfer agency fees noted above and in the Portfolios’ Prospectus.

As compensation for the services rendered to the Trust by Goldman Sachs as transfer and dividend disbursing agent and the assumption by Goldman Sachs of the expenses related thereto, Goldman Sachs received fees for the fiscal years ended August 31, 2012, August 31, 2011 and August 31, 2010 from each Portfolio as follows under the fee schedules then in effect:

	Fiscal Year Ended August 31, 2012		Fiscal Year Ended August 31, 2011		Fiscal Year Ended August 31, 2010
Portfolio	Class A	Institutional	Class A	Institutional	Class A	Institutional
Tax-Advantaged Global Equity Portfolio	$430,140	$69,891	$402,206	$53,402	$312,020	$19,1790
Enhanced Dividend Global Equity Portfolio	214,392	27,112	173,080	19,373	89,248	11,672

The Trust’s distribution and transfer agency agreements each provide that Goldman Sachs may render similar services to others so long as the services Goldman Sachs provides thereunder are not impaired thereby. Such agreements also provide that the Trust will indemnify Goldman Sachs against certain liabilities.

Expenses

The Trust, on behalf of each Portfolio, is responsible for the payment of each Portfolio’s respective expenses. The expenses include, without limitation, the fees payable to the Investment Adviser, service fees and shareholder administration fees paid to Authorized Institutions, the fees and expenses of the Trust’s custodian and sub-custodians, transfer agent fees and expenses, pricing service fees and expenses, brokerage fees and commissions, filing fees for the registration or qualification of the Trust’s shares under federal or state securities laws, expenses of the organization of the Portfolios, fees and expenses incurred by the Trust in connection with membership in investment company organizations including, but not limited to, the Investment Company Institute, taxes, interest, costs of liability insurance, fidelity bonds or indemnification, any costs, expenses or losses arising out of any liability of, or claim for damages or other relief asserted against, the Trust for violation of any law, legal, tax and auditing fees and expenses (including the cost of legal and certain accounting services rendered by employees of Goldman Sachs and its affiliates with respect to the Trust), expenses of preparing and setting in type Prospectuses, SAIs, proxy material, reports and notices and the printing and distributing of the same to the Trust’s shareholders and regulatory authorities, any expenses assumed by a Portfolio pursuant to its distribution and service plans, compensation and expenses of its “non-interested” Trustees, the fees and expenses of pricing services, dividend expenses on short sales and extraordinary expenses, if any, incurred by the Trust. Except for fees and expenses under any service plan, shareholder administration plan, or distribution and service plan applicable to a particular class and transfer agency fees and expenses, all Portfolio expenses are borne on a non-class specific basis.

The imposition of the Investment Adviser’s fees, as well as other operating expenses, will have the effect of reducing the total return to investors. From time to time, the Investment Adviser may waive receipt of its fees and/or voluntarily assume certain expenses of a Portfolio or Underlying Fund, which would have the effect of lowering the Portfolio’s or Underlying Fund’s overall expense ratio and increasing total return to investors at the time such amounts are waived or assumed, as the case may be.

As of December 29, 2012, the Investment Adviser has agreed to reduce or limit certain “Other Expenses” (excluding acquired fund fees and expenses, transfer agency fees and expenses, taxes, dividend and interest expenses on short sales, interest, brokerage fees, litigation, indemnification, shareholder meeting and other extraordinary expenses exclusive of any expense offset arrangements) for the Portfolios to the extent that such expenses exceed, on an annual basis, 0.014% of each Portfolio’s average daily net assets through at least December 29, 2013. This expense limitation undertaking does not apply to the Underlying Fund expenses. After December 29, 2013, such reductions or limits, if any, may be discontinued or modified by the Investment Adviser in its discretion at any time and without shareholder approval, although the Investment Adviser currently has no intention of doing so.

Fees and expenses borne by the Portfolios relating to legal counsel, registering shares of a Portfolio, holding meetings and communicating with shareholders may include an allocable portion of the cost of maintaining an internal legal and compliance department. Each Portfolio may also bear an allocable portion of the Investment Adviser’s costs of performing certain accounting services not being provided by a Portfolio’s custodian.

Reimbursement and Other Expense Reductions

For the fiscal years ended August 31, 2012, August 31, 2011 and August 31, 2010, the amounts of certain “Other Expenses” of TAG and EDGE that were reduced or otherwise limited were as follows:

Portfolio	Fiscal Year Ended August 31, 2012	Fiscal Year Ended August 31, 2011	Fiscal Year Ended August 31, 2010
Tax-Advantaged Global Equity Portfolio	$176,000	$196,000	$185,000
Enhanced Dividend Global Equity Portfolio	186,000	183,743	138,000

Custodian and Sub-Custodians

JPMorgan Chase, 270 Park Avenue, New York, New York 10017, is the custodian of the Trust’s portfolio securities and cash. JPMorgan also maintains the Trust’s accounting records. JPMorgan may appoint domestic and foreign sub-custodians and use depositories from time to time to hold certain securities and other instruments purchased by the Trust in foreign countries and to hold cash and currencies for the Trust.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP, 125 High Street, Boston, MA 02110, is the Portfolios’ independent registered public accounting firm. In addition to audit services, PricewaterhouseCoopers LLP prepares the Portfolios’ federal and state tax returns, and provides assistance on certain non-audit matters.

POTENTIAL CONFLICTS OF INTEREST

General Categories of Conflicts Associated with the Funds

Goldman Sachs (which, for purposes of this “POTENTIAL CONFLICTS OF INTEREST” section, shall mean, collectively, The Goldman Sachs Group, Inc., the Investment Adviser and their affiliates, directors, partners, trustees, managers, members, officers and employees) is a worldwide, full-service investment banking, broker-dealer, asset management and financial services organization and a major participant in global financial markets. As such, Goldman Sachs provides a wide range of financial services to a substantial and diversified client base. In those and other capacities, Goldman Sachs advises clients in all markets and transactions and purchases, sells, holds and recommends a broad array of investments for its own accounts and for the accounts of clients and of its personnel, through client accounts and the relationships and products it sponsors, manages and advises (such Goldman Sachs or other client accounts (including the Funds), relationships and products collectively, the “Accounts”). Goldman Sachs has direct and indirect interests in the global fixed income, currency, commodity, equities, bank loan and other markets, and the securities and issuers, in which the Funds may directly and indirectly invest. As a result, Goldman Sachs’ activities and dealings may affect the Funds in ways that may disadvantage or restrict the Funds and/or benefit Goldman Sachs or other Accounts. For purposes of this “POTENTIAL CONFLICTS OF INTEREST” section, “Funds” shall mean, collectively, the Portfolios and any of the other Goldman Sachs Funds.

The following are descriptions of certain conflicts of interest and potential conflicts of interest that may be associated with the financial or other interests that the Investment Adviser and Goldman Sachs may have in transactions effected by, with, and on behalf of the Funds. They are not, and are not intended to be, a complete enumeration or explanation of all of the potential conflicts of interest that may arise. Additional information about potential conflicts of interest regarding the Investment Adviser and Goldman Sachs is set forth in the Investment Adviser’s Form ADV, which prospective shareholders should review prior to purchasing Fund shares. A copy of Part 1 and Part 2 of the Investment Adviser’s Form ADV is available on the SEC’s website (www.adviserinfo.sec.gov). A copy of Part 2 of the Investment Adviser’s Form ADV will be provided to shareholders or prospective shareholders upon request.

The Sale of Fund Shares and the Allocation of Investment Opportunities

Sales Incentives and Related Conflicts Arising from Goldman Sachs’ Financial and Other Relationships with Intermediaries

Goldman Sachs and its personnel, including employees of the Investment Adviser, may have relationships (both involving and not involving the Funds, and including without limitation placement, brokerage, advisory and board relationships) with distributors, consultants and others who recommend, or engage in transactions with or for, the Funds. Such distributors, consultants and other parties may receive compensation from Goldman Sachs or the Funds in connection with such relationships. As a result of these relationships, distributors, consultants and other parties may have conflicts that create incentives for them to promote the Funds.

To the extent permitted by applicable law, Goldman Sachs and the Funds may make payments to authorized dealers and other financial intermediaries and to salespersons to promote the Funds. These payments may be made out of Goldman Sachs’ assets or amounts payable to Goldman Sachs. These payments may create an incentive for such persons to highlight, feature or recommend the Funds.

Allocation of Investment Opportunities Among the Funds and Other Accounts

The Investment Adviser may manage or advise multiple Accounts (including Accounts in which Goldman Sachs and its personnel have an interest) that have investment objectives that are similar to the Funds and that may seek to make investments or sell investments in the same securities or other instruments, sectors or strategies as the Funds. This may create potential conflicts, particularly in circumstances where the availability of such investment opportunities is limited (e.g., in local and emerging markets, high yield securities, fixed income securities, regulated industries, small capitalization and initial public offerings/new issues) or where the liquidity of such investment opportunities is limited.

The Investment Adviser does not receive performance-based compensation in respect of its investment management activities on behalf of the Funds, but may simultaneously manage Accounts for which the Investment Adviser receives greater fees or other compensation (including performance-based fees or allocations) than it receives in respect of the Funds. The simultaneous management of Accounts that pay greater fees or other compensation and the Funds may create a conflict of interest as the Investment Adviser may have an incentive to favor Accounts with the potential to receive greater fees. For instance, the Investment Adviser may be faced with a conflict of interest when allocating scarce investment opportunities given the possibly greater fees from Accounts that pay performance-based fees. To address these types of conflicts, the Investment Adviser has adopted policies and procedures under which it will allocate investment opportunities in a manner that it believes is consistent with its obligations as an investment adviser. However, the amount, timing, structuring or terms of an investment by the Funds may differ from, and performance may be lower than, the investments and performance of other Accounts.

To address these potential conflicts, the Investment Adviser has developed allocation policies and procedures that provide that Goldman Sachs personnel making portfolio decisions for Accounts will make purchase and sale decisions for, and allocate investment opportunities among, Accounts consistent with the Investment Adviser’s fiduciary obligations. These policies and procedures may result in the pro rata allocation (on a basis determined by the Investment Adviser) of limited opportunities across eligible Accounts managed by a particular portfolio management team, but in many other cases the allocations reflect numerous other factors as described below. Accounts managed by different portfolio management teams may be viewed separately for allocation purposes. There will be cases where certain Accounts (including Accounts in which Goldman Sachs and Goldman Sachs personnel have an interest) receive an allocation of an investment opportunity when the Funds do not.

Allocation-related decisions for the Funds and other Accounts may be made by reference to one or more factors, including without limitation: the Account’s portfolio and its investment horizons, objectives, guidelines and restrictions (including legal and regulatory restrictions affecting certain Accounts or affecting holdings across Accounts); strategic fit and other portfolio management considerations, including different desired levels of exposure to certain strategies; the expected future capacity of the applicable Accounts; limits on the Investment Adviser’s brokerage discretion; cash and liquidity considerations; and the availability of other appropriate investment opportunities. Suitability considerations, reputational matters and other considerations may also be considered. The application of these considerations may cause differences in the performance of Accounts that have strategies similar to those of the Fund. In addition, in some cases the Investment Adviser may make investment recommendations to Accounts where the Accounts make investments independently of the Investment Adviser. In circumstances in which there is limited availability of an investment opportunity, if such Accounts invest in the investment opportunity prior to a Fund, the availability of the investment opportunity for the Fund will be reduced irrespective of the Investment Adviser’s policies regarding allocation of investments. Additional information about the Investment Adviser’s allocation policies is set forth in Item 6 (“PERFORMANCE-BASED FEES AND SIDE-BY-SIDE MANAGEMENT—Side-by-Side Management”) of the Investment Adviser’s Form ADV.

The Investment Adviser may, from time to time, develop and implement new trading strategies or seek to participate in new trading strategies and investment opportunities. These strategies and opportunities may not be employed in all Accounts or employed pro rata among Accounts where they are employed, even if the strategy or opportunity is consistent with the objectives of such Accounts.

During periods of unusual market conditions, the Investment Adviser may deviate from its normal trade allocation practices. For example, this may occur with respect to the management of unlevered and/or long-only Accounts that are typically managed on a side-by-side basis with levered and/or long-short Accounts.

The Investment Adviser and the Funds may receive notice of, or offers to participate in, investment opportunities. The Investment Adviser in its sole discretion will determine whether a Fund will participate in any such investment opportunities and investors should not expect that the Fund will participate in any such investment opportunities. Notwithstanding anything in the foregoing, the Funds may or may not receive, but in any event will have no rights with respect to, opportunities sourced by Goldman Sachs businesses and affiliates other than the Investment Adviser. Opportunities or any portion thereof that the Funds do not participate in may be offered to other Accounts, Goldman Sachs (including the Investment Adviser), all or certain investors in the Funds, or such other persons or entities as determined by Goldman Sachs in its sole discretion, and the Funds will not receive any compensation related to such opportunities.

Goldman Sachs’ Financial and Other Interests May Incentivize Goldman Sachs to Promote the Sale of Fund Shares

Goldman Sachs and its personnel have interests in promoting sales of Fund shares, and the compensation from such sales may be greater than the compensation relating to sales of interests in other Accounts. Therefore, Goldman Sachs and its personnel may have a financial interest in promoting Fund shares over interests in other Accounts.

Management of the Funds by the Investment Adviser

Potential Restrictions and Issues Relating to Information Held by Goldman Sachs

Goldman Sachs has established certain information barriers and other policies to address the sharing of information between different businesses within Goldman Sachs. As a result of information barriers, the Investment Adviser generally will not have access, or will have limited access, to information and personnel in other areas of Goldman Sachs, and generally will not be able to manage the Funds with the benefit of information held by such other areas. Such other areas, including without limitation, Goldman Sachs’ prime brokerage and administration businesses, will have broad access to detailed information that is not available to the Investment Adviser, including information in respect of markets and investments, which, if known to the Investment Adviser, might cause the Investment Adviser to seek to dispose of, retain or increase interests in investments held by the Funds or acquire certain positions on behalf of the Funds, or take other actions. Goldman Sachs will be under no obligation or fiduciary or other duty to make any such information available to the Investment Adviser or personnel of the Investment Adviser involved in decision-making for the Funds. In addition, Goldman Sachs will not have any obligation to make available any information regarding its trading activities, strategies or views, or the activities, strategies or views used for other Accounts, for the benefit of the Funds. Different portfolio management teams within the Investment Adviser may make decisions based on information or take (or refrain from taking) actions with respect to Accounts they advise in a manner that may be adverse to the Funds. Such teams may not share information with the Funds’ portfolio management teams, including as a result of certain information barriers and other policies, and will not have any obligation to do so.

Valuation of the Fund’s Investments

The Investment Adviser, while not the primary valuation agent of the Funds, performs certain valuation services related to securities and assets in the Funds. The Investment Adviser values securities and assets in the Funds according to its valuation policies. The Investment Adviser may value an identical asset differently than another division or unit within Goldman Sachs values the asset, including because such other division or unit has information regarding valuation techniques and models or other information that it does not share with the Investment Adviser. This is particularly the case in respect of difficult-to-value assets. The Investment Adviser may also value an identical asset differently in different Accounts (e.g., because different Accounts are subject to different valuation guidelines pursuant to their respective governing agreements, different third party vendors are hired to perform valuation functions for the Accounts or the Accounts are managed or advised by different portfolio management teams within the Investment Adviser). The Investment Adviser may face a conflict with respect to such valuations as they affect the Investment Adviser’s compensation.

Goldman Sachs’ and the Investment Adviser’s Activities on Behalf of Other Accounts

Goldman Sachs engages in various activities in the global financial markets. Goldman Sachs, acting in various capacities (including investment banker, market maker, investor, broker, advisor and research provider), may take actions or advise on transactions in respect of Accounts (including the Funds) or companies or affiliated or unaffiliated investment funds in which one or more Funds have an interest that may have potential adverse effects on the Funds.

The Investment Adviser provides advisory services to the Funds. The Investment Adviser’s decisions and actions on behalf of the Funds may differ from those on behalf of other Accounts. Advice given to, or investment or voting decisions made for, one or more Accounts may compete with, affect, differ from, conflict with, or involve timing different from, advice given to or investment decisions made for the Funds.

Goldman Sachs (including the Investment Adviser), the clients it advises, and its personnel have interests in and advise Accounts that have investment objectives or portfolios similar to or opposed to those of the Funds, and/or which engage in and compete for transactions in the same types of securities and other instruments as the Funds. Transactions by such Accounts may involve the same or related securities or other instruments as those in which the Funds invest, and may negatively affect the Funds or the prices or terms at which the Funds’ transactions may be effected. For example, Accounts may engage in a strategy while the Funds are undertaking the same or a differing strategy, any of which could directly or indirectly disadvantage the Funds. The Funds on one hand and Goldman Sachs or Accounts on the other hand may also vote differently on or take or refrain from taking different actions with respect to the same security, which may be disadvantageous to the Funds. Goldman Sachs or Accounts, on the one hand, and a Fund, on the other hand, may also invest in or extend credit to different classes of securities or different parts of the capital structure of the same issuer and as a result Goldman Sachs or Accounts may take actions that adversely affect the Fund. In addition, Goldman Sachs (including the Investment Adviser) may advise Accounts with respect to different parts of the capital structure of the same issuer, or classes of securities that are subordinate or senior to securities, in which a Fund invests. As a result, Goldman Sachs may pursue or enforce rights or activities, or refrain from pursuing or enforcing rights or activities, on behalf of Accounts with respect to a particular issuer in which one or more Funds have invested. The Funds could sustain losses during periods in which Goldman Sachs and other Accounts achieve profits. The negative effects described above may be more pronounced in connection with transactions in, or the Funds’ use of, small capitalization, emerging market, distressed or less liquid strategies.

Goldman Sachs (including the Investment Adviser) and its personnel may advise on transactions, make investment decisions or recommendations, provide differing investment views or have views with respect to research or valuations that are inconsistent with, or adverse to, the interests and activities of the Funds. Similarly, the Investment Adviser’s investment teams may have differing investment views in respect of an issuer or a security, and the positions a Fund’s investment team takes in respect of the Fund may be inconsistent with, or adversely affected by, the interests and activities of the Accounts advised by other investment teams of the Investment Adviser. Research, analyses or viewpoints may be available to clients or potential clients at different times. Goldman Sachs will not have any obligation to make available to the Funds any research or analysis prior to its public dissemination. The Investment Adviser is responsible for making investment decisions on behalf of the Funds and such investment decisions can differ from investment decisions or recommendations by Goldman Sachs on behalf of other Accounts. Goldman Sachs, on behalf of one or more Accounts and in accordance with its management of such Accounts, may implement an investment decision or strategy ahead of, or contemporaneously with, or behind similar investment decisions or strategies made for the Funds. The relative timing for the implementation of investment decisions or strategies for Accounts, on the one hand, and the Funds, on the other hand, may disadvantage the Funds. Certain factors, for example, market impact, liquidity constraints, or other circumstances, could result in the Funds receiving less favorable trading results or incurring increased costs associated with implementing such investment decisions or strategies, or being otherwise disadvantaged.

Subject to applicable law, the Investment Adviser may cause the Funds to invest in securities, bank loans or other obligations of companies affiliated with or advised by Goldman Sachs or in which Goldman Sachs or Accounts have an equity, debt or other interest, or to engage in investment transactions that may result in other Accounts being relieved of obligations or otherwise divested of investments, which may enhance the profitability of Goldman Sachs’ or other Accounts’ investment in and activities with respect to such companies.

When the Investment Adviser wishes to place an order for different types of Accounts (including the Funds) for which aggregation is not practicable, the Investment Adviser may use a trade sequencing and rotation policy to determine which type of Account is to be traded first. Under this policy, each portfolio management team may determine the length of its trade rotation period and the sequencing schedule for different categories of clients within this period provided that the trading periods and these sequencing schedules are designed to be fair and equitable over time. The portfolio management teams currently base their trading periods and rotation schedules on the relative amounts of assets managed for different client categories (e.g., unconstrained client accounts, “wrap program” accounts, etc.) and, as a result, the Funds may trade behind other Accounts. Within a given trading period, the sequencing schedule establishes when and how frequently a given client category will trade first in the order of rotation. The Investment Adviser may deviate from the predetermined sequencing schedule under certain circumstances, and the Investment Adviser’s trade sequencing and rotation policy may be amended, modified or supplemented at any time without prior notice to clients.

Investments in Goldman Sachs Funds

To the extent permitted by applicable law, the Funds may invest in money market and other funds sponsored, managed or advised by Goldman Sachs. In connection with any such investments, a Fund, to the extent permitted by the Act, will pay all advisory, administrative or Rule 12b-1 fees applicable to the investment, and fees to the Investment Adviser in its capacity as manager of the Funds will not be reduced thereby (i.e., there could be “double fees” involved in making any such investment because Goldman Sachs could receive fees with respect to both the management of the Funds and such money market fund). In such circumstances, as well as in all other circumstances in which Goldman Sachs receives any fees or other compensation in any form relating to the provision of services, no accounting or repayment to the Funds will be required.

Goldman Sachs May In-Source or Outsource

Subject to applicable law, Goldman Sachs, including the Investment Adviser, may from time to time and without notice to investors in-source or outsource certain processes or functions in connection with a variety of services that it provides to the Funds in its administrative or other capacities. Such in-sourcing or outsourcing may give rise to additional conflicts of interest.

Distributions of Assets Other Than Cash

With respect to redemptions from the Funds, the Funds may, in certain circumstances, have discretion to decide whether to permit or limit redemptions and whether to make distributions in connection with redemptions in the form of securities or other assets, and in such case, the composition of such distributions. In making such decisions, the Investment Adviser may have a potentially conflicting division of loyalties and responsibilities with respect to redeeming investors and remaining investors.

Goldman Sachs May Act in a Capacity Other Than Investment Adviser to the Funds

Principal and Cross Transactions

When permitted by applicable law and the Investment Adviser’s policies, the Investment Adviser, acting on behalf of the Funds, may enter into transactions in securities and other instruments with or through Goldman Sachs or in Accounts managed by the Investment Adviser, and may cause the Funds to engage in transactions in which the Investment Adviser acts as principal on its own behalf (principal transactions), advises both sides of a transaction (cross transactions) and acts as broker for, and receives a commission from, the Funds on one side of a transaction and a brokerage account on the other side of the transaction (agency cross transactions). There may be potential conflicts of interest or regulatory issues relating to these transactions which could limit the Investment Adviser’s decision to engage in these transactions for the Funds. Goldman Sachs may have a potentially conflicting division of loyalties and responsibilities to the parties in such transactions, and has developed policies and procedures in relation to such transactions and conflicts. Any principal, cross or agency cross transactions will be effected in accordance with fiduciary requirements and applicable law.

Goldman Sachs May Act in Multiple Commercial Capacities

To the extent permitted by applicable law, Goldman Sachs may act as broker, dealer, agent, lender or advisor or in other commercial capacities for the Funds or issuers of securities held by the Funds. Goldman Sachs may be entitled to compensation in connection with the provision of such services, and the Funds will not be entitled to any such compensation. Goldman Sachs will have an interest in obtaining fees and other compensation in connection with such services that are favorable to Goldman Sachs, and in connection with providing such services may take commercial steps in its own interests, or may advise the parties to which it is providing services to take actions or engage in transactions, that negatively affect the Funds. For example, Goldman Sachs may advise a company to make changes to its capital structure the result of which would be a reduction in the value or priority of a security held by one or more Funds. Actions taken or advised to be taken by Goldman Sachs in connection with other types of transactions may also result in adverse consequences for the Fund. In addition, due to its access to and knowledge of funds, markets and securities based on its other businesses, Goldman Sachs may make decisions based on information or take (or refrain from taking) actions with respect to interests in investments of the kind held directly or indirectly by the Funds in a manner that may be adverse to the Funds. Goldman Sachs may also provide various services to the Funds or to issuers of securities in which the Funds invest, which may result in fees, compensation and remuneration as well as other benefits to Goldman Sachs, enhance Goldman Sachs’ relationships with various parties, facilitate additional business development and enable Goldman Sachs to obtain additional business and generate additional revenue.

To the extent permitted by applicable law, Goldman Sachs (including the Investment Adviser) may create, write, sell, issue, invest in or act as placement agent or distributor of derivative instruments related to the Funds, or with respect to underlying securities or assets of the Funds, or which may be otherwise based on or seek to replicate or hedge the performance of the Funds. Such derivative transactions, and any associated hedging activity, may differ from and be adverse to the interests of the Funds.

Goldman Sachs may make loans to shareholders or enter into similar transactions that are secured by a pledge of, or mortgage over, a shareholder’s Fund shares, which would provide Goldman Sachs with the right to redeem such Fund shares in the event that such shareholder defaults on its obligations. These transactions and related redemptions may be significant and may be made without notice to the shareholders.

Goldman Sachs may make loans to clients or enter into asset-based or other credit facilities or similar transactions with clients that are secured by a client’s assets or interests other than Fund shares. In connection with its rights as lender, Goldman Sachs may take actions that adversely affect the borrower. The borrower’s actions may in turn adversely affect the Funds (e.g., if the borrower rapidly liquidates a large position in a security that is held by one or more Funds, the value of such security may decline and the value of the Funds may in turn decline in value or may be unable to liquidate their positions in such security at an advantageous price).

Code of Ethics and Personal Trading

Each of the Funds and Goldman Sachs, as each Fund’s Investment Adviser and distributor, has adopted a Code of Ethics (the “Code of Ethics”) in compliance with Section 17(j) of the Act designed to provide that personnel of the Investment Adviser, and certain additional Goldman Sachs personnel who support the Investment Adviser, comply with applicable federal securities laws and place the interests of clients first in conducting personal securities transactions. The Code of Ethics imposes certain restrictions on securities transactions in the personal accounts of covered persons to help avoid conflicts of interest. Subject to the limitations of the Code of Ethics, covered persons may buy and sell securities or other investments for their personal accounts, including investments in the Funds, and may also take positions that are the same as, different from, or made at different times than, positions taken by the Funds. The Codes of Ethics can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. The Codes of Ethics are also available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies may also be obtained after paying a duplicating fee by writing the SEC’s Public Reference Section, Washington, DC 20549-0102, or by electronic request to publicinfo@sec.gov. Additionally, all Goldman Sachs personnel, including personnel of the Investment Adviser, are subject to firm-wide policies and procedures regarding confidential and proprietary information, information barriers, private investments, outside business activities and personal trading.

Proxy Voting by the Investment Adviser

The Investment Adviser has adopted policies and procedures designed to prevent conflicts of interest from influencing proxy voting decisions that it makes on behalf of advisory clients, including the Funds, and to help ensure that such decisions are made in accordance with its fiduciary obligations to its clients. Notwithstanding such proxy voting policies and procedures, proxy voting decisions made by the Investment Adviser in respect of securities held by the Funds may benefit the interests of Goldman Sachs and/or Accounts other than the Funds. For a more detailed discussion of these policies and procedures, see the section of this SAI entitled “PROXY VOTING.”

Potential Limitations and Restrictions on Investment Opportunities and Activities of Goldman Sachs and the Funds

The Investment Adviser may restrict its investment decisions and activities on behalf of the Funds in various circumstances, including as a result of applicable regulatory requirements, information held by Goldman Sachs, Goldman Sachs’ internal policies and/or potential reputational risk in connection with Accounts (including the Funds). As a result, the Investment Adviser might not engage in transactions for one or more Funds in consideration of Goldman Sachs’ activities outside the Funds (e.g., the Investment Adviser may refrain from making investments for the Funds that would cause Goldman Sachs to exceed position limits or cause Goldman Sachs to have additional disclosure obligations and may limit purchases or sales of securities in respect of which Goldman Sachs is engaged in an underwriting or other distribution). The Investment Adviser may also reduce a Fund’s interest in an investment opportunity that has limited availability so that other Accounts that pursue similar investment strategies may be able to acquire an interest in the investment opportunity. In addition, the Investment Adviser is not permitted to obtain or use material non-public information in effecting purchases and sales in public securities transactions for the Funds. The Investment Adviser may also limit an activity or transaction engaged in by the Funds, and may limit its exercise of rights on behalf of the Funds for reputational or other reasons, including where Goldman Sachs is providing (or may provide) advice or services to an entity involved in such activity or transaction, where Goldman Sachs or an Account is or may be engaged in the same or a related transaction to that being considered on behalf of the Funds, where Goldman Sachs or an Account has an interest in an entity involved in such activity or transaction, or where such activity or transaction or the exercise of such rights on behalf of or in respect of the Funds could affect Goldman Sachs, the Investment Adviser or their activities. The Investment Adviser may restrict its investment decisions and activities on behalf of one or more Funds and not on behalf of other Accounts.

Brokerage Transactions

The Investment Adviser may select broker-dealers (including affiliates of the Investment Adviser) that furnish the Investment Adviser, the Funds, their affiliates and other Goldman Sachs personnel with proprietary or third party brokerage and research services (collectively, “brokerage and research services”) that provide, in the Investment Adviser’s view, appropriate assistance to the Investment Adviser in the investment decision-making process. As a result, the Investment Adviser may pay for such brokerage and research services with “soft” or commission dollars.

Brokerage and research services may be used to service the Funds and any or all other Accounts, including Accounts that do not pay commissions to the broker-dealer relating to the brokerage and research service arrangements. As a result, brokerage and research services (including soft dollar benefits) may disproportionately benefit other Accounts relative to the Funds based on the relative amount of commissions paid by the Funds. The Investment Adviser does not attempt to allocate soft dollar benefits proportionately among clients or to track the benefits of brokerage and research services to the commissions associated with a particular Account or group of Accounts.

Aggregation of Trades by the Investment Adviser

The Investment Adviser follows policies and procedures pursuant to which it may combine or aggregate purchase or sale orders for the same security for multiple Accounts (including Accounts in which Goldman Sachs has an interest) (sometimes called “bunching”), so that the orders can be executed at the same time. The Investment Adviser aggregates orders when the Investment Adviser considers doing so appropriate and in the interests of its clients generally. In addition, under certain circumstances trades for the Funds may be aggregated with Accounts that contain Goldman Sachs assets.

When a bunched order is completely filled, the Investment Adviser generally will allocate the securities purchased or proceeds of sale pro rata among the participating Accounts, based on the purchase or sale order. If an order is filled at several different prices, through multiple trades (whether at a particular broker-dealer or among multiple broker-dealers), generally all participating Accounts will receive the average price and pay the average commission, however, this may not always be the case (due to, e.g., odd lots, rounding, market practice or constraints applicable to particular Accounts).

Although it may do so in certain circumstances, the Investment Adviser generally does not bunch or aggregate orders for different Funds, or net buy and sell orders for the same Fund, if portfolio management decisions relating to the orders are made by separate portfolio management teams, if bunching, aggregating or netting is not appropriate or practicable from the Investment Adviser’s operational or other perspective, or if doing so would not be appropriate in light of applicable regulatory considerations. The Investment Adviser may be able to negotiate a better price and lower commission rate on aggregated trades than on trades for Funds that are not aggregated, and incur lower transaction costs on netted trades than trades that are not netted. Where transactions for a Fund are not aggregated with other orders, or not netted against orders for the Fund, the Fund may not benefit from a better price and lower commission rate or lower transaction cost.

PORTFOLIO TRANSACTIONS AND BROKERAGE

The Investment Adviser is responsible with respect to the Portfolios (and the particular investment adviser is responsible with respect to the Underlying Funds (together with the Portfolios in this section, the “ Funds”) for decisions to buy and sell securities, the selection of brokers and dealers to effect the transactions and the negotiation of brokerage commissions, if any. Purchases and sales of securities on a securities exchange are effected through brokers who charge a negotiated commission for their services. Increasingly, securities traded over-the-counter also involve the payment of negotiated brokerage commissions. Orders may be directed to any broker including, to the extent and in the manner permitted by applicable law, Goldman Sachs.

In the over-the-counter market, most securities have historically traded on a “net” basis with dealers acting as principal for their own accounts without a stated commission, although the price of a security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.

The portfolio transactions for the Underlying Fixed Income Funds are generally effected at a net price without a broker’s commission (i.e., a dealer is dealing with an Underlying Fund as principal and receives compensation equal to the spread between the dealer’s cost for a given security and the resale price of such security). In certain foreign countries, debt securities are traded on exchanges at fixed commission rates.

In placing orders for portfolio securities, the Investment Adviser is generally required to give primary consideration to obtaining the most favorable execution and net price available. This means that the Investment Adviser will seek to execute each transaction at a price and commission, if any, which provides the most favorable total cost or proceeds reasonably attainable in the circumstances. As permitted by Section 28(e) of the Securities Exchange Act of 1934 (“Section 28(e)”), a Fund may pay a broker that provides brokerage and research services an amount of disclosed commission in excess of the commission which another broker would have charged for effecting that transaction. Such practice is subject to a good faith determination by the Trustees that such commission is reasonable in light of the services provided and to such policies as the Trustees may adopt from time to time. While the Funds’ Investment Adviser generally seek reasonably competitive spreads or commissions, a Fund will not necessarily be paying the lowest spread or commission available. Within the framework of this policy, the Investment Adviser will consider research and investment services provided by brokers or dealers who effect or are parties to portfolio transactions of a Fund, the Investment Adviser and its affiliates, or their other clients. Such research and investment services are those which brokerage houses customarily provide to institutional investors and include research reports on particular industries and companies; economic surveys and analyses; recommendations as to specific securities; research products, including quotation equipment and computer related programs; research and advice concerning the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or the purchasers or sellers of securities; analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and performance of accounts; services relating to effecting securities transactions and functions incidental thereto (such as clearance and settlement); and other lawful and appropriate assistance to the Investment Adviser in the performance of its decision-making responsibilities.

Such services are used by the Investment Adviser (and the particular investment adviser responsible with respect to the Underlying Funds) in connection with all of its investment activities, and some of such services obtained in connection with the execution of transactions for a Fund may be used in managing other investment accounts. Conversely, brokers furnishing such services may be selected for the execution of transactions of such other accounts, whose aggregate assets may be far larger than those of a Fund, and the services furnished by such brokers may be used by the Investment Adviser in providing management services for the Trust. The Investment Adviser may also participate in so called “commission sharing arrangements” and “client commission arrangements” under which an Investment Adviser may execute transactions through a broker-dealer and request that the broker-dealer allocate a portion of the commissions or commission credits to another firm that provides research to the Investment Adviser. The Investment Adviser excludes from use under these arrangements those products and services that are not fully eligible under applicable law and regulatory interpretations- even as to the portion that would be eligible if accounted for separately.

The research services received as part of commission sharing and client commission arrangements will comply with Section 28(e) and may be subject to different legal requirements in the jurisdictions in which the Investment Adviser does business. Participating in commission sharing and client commission arrangements may enable the Investment Adviser to consolidate payments for research through one or more channels using accumulated client commissions or credits from transactions executed through a particular broker-dealer to obtain research provided by other firms. Such arrangements also help to ensure the continued receipt of research services while facilitating best execution in the trading process. The Investment Adviser believes such research services are useful in its investment decision-making process by, among other things, ensuring access to a variety of high quality research, access to individual analysts and availability of resources that the Investment Adviser might not be provided access to absent such arrangements.

On occasions when a Fund’s Investment Adviser deems the purchase or sale of a security to be in the best interest of a Fund as well as its other customers (including any other fund or other investment company or advisory account for which the Investment Adviser acts as investment adviser or sub-investment adviser), the Investment Adviser, to the extent permitted by applicable laws and regulations, may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for such other customers in order to obtain the best net price and most favorable execution under the circumstances. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Investment Adviser in the manner it considers to be equitable and consistent with its fiduciary obligations to the Fund and such other customers. In some instances, this procedure may adversely affect the price and size of the position obtainable for a Fund.

Commission rates in the U.S. are established pursuant to negotiations with the broker based on the quality and quantity of execution services provided by the broker in the light of generally prevailing rates. The allocation of orders among brokers and the commission rates paid are reviewed periodically by the Trustees.

Certain Funds may participate in a commission recapture program. Under the program, participating broker-dealers rebate a percentage of commissions earned on Fund portfolio transactions to the particular Fund from which the commissions were generated. The rebated commissions are expected to be treated as realized capital gains of the Funds.

Subject to the above considerations, the Funds’ Investment Adviser may use Goldman Sachs or an affiliate as a broker for a Fund. In order for Goldman Sachs or an affiliate, acting as agent, to effect any portfolio transactions for a Fund, the commissions, fees or other remuneration received by Goldman Sachs or an affiliate must be reasonable and fair compared to the commissions, fees or other remuneration received by other brokers in connection with comparable transactions involving similar securities or futures contracts. Furthermore, the Trustees, including a majority of the Trustees who are not “interested” Trustees, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to Goldman Sachs are consistent with the foregoing standard. Brokerage transactions with Goldman Sachs are also subject to such fiduciary standards as may be imposed upon Goldman Sachs by applicable law.

The amount of brokerage commissions paid by a Portfolio may vary substantially from year to year because of differences in shareholder purchase and redemption activity, portfolio turnover rates and other factors. For the fiscal years ended August 31, 2012, August 31, 2011 and August 31, 2010, each Portfolio paid brokerage commissions as follows:

Fiscal Year Ended August 31, 2012	Total Brokerage Commissions Paid	Total Brokerage Commissions Paid to Goldman Sachs[1]	Total Amount of Transactions on which Commissions Paid	Amount of Transactions Effected through Brokers Providing Proprietary Research	Total Brokerage Commissions Paid for Proprietary Research
Tax-Advantaged Global Equity Portfolio	$10,778	$9,077	$146,815,404	$0	$0
Enhanced Dividend Global Equity Portfolio	$5,096	$4,119	$68,512,370	$0	$0

Fiscal Year Ended August 31, 2011	Total Brokerage Commissions Paid	Total Brokerage Commissions Paid to Goldman Sachs[1]	Total Amount of Transactions on which Commissions Paid	Amount of Transactions Effected through Brokers Providing Proprietary Research[2]	Total Brokerage Commissions Paid for Proprietary Research[2]
Tax-Advantaged Global Equity Portfolio	$0	$0	$0	$0	$0
Enhanced Dividend Global Equity Portfolio	$0	$0	$0	$0	$0

Fiscal Year Ended August 31, 2010	Total Brokerage Commissions Paid	Total Brokerage Commissions Paid to Goldman Sachs[1]	Total Amount of Transactions on which Commissions Paid	Amount of Transactions Effected through Brokers Providing Proprietary Research[2]	Total Brokerage Commissions Paid for Proprietary Research[2]
Tax-Advantaged Global Equity Portfolio	$0	$0	$0	$0	$0
Enhanced Dividend Global Equity Portfolio	$0	$0	$0	$0	$0

[1]	The figures in the table report brokerage commissions from portfolio transactions, including futures transactions.
[2]

The information above reflects the full commission amounts paid to the brokers that provide proprietary research to the Investment Adviser. Only a portion of such commissions pays for research and the remainder of such commissions is to compensate the broker for execution services, commitment of capital and other services related to the execution of brokerage transactions.

Portfolios’ Investments in Regular Broker-Dealers

During the fiscal year ended August 31, 2012, the Portfolios’ regular broker-dealers, as defined in Rule 10b-1 under the Act, were: Merrill Lynch & Co., UBS Warburg Dillon Reed AG, Credit Suisse, Morgan Stanley, and JP Morgan Chase.

The Portfolios did not own any securities issued by their regular broker-dealers or other entities that may be deemed affiliates (as defined in Rule 10b-1 under the Act) as of August 31, 2012.

NET ASSET VALUE

In accordance with procedures adopted by the Trustees, the net asset value per share of each class of each Portfolio is calculated by determining the value of the net assets attributed to each class of that Portfolio and dividing by the number of outstanding shares of that class. All securities are valued on each Business Day as of the close of regular trading on the New York Stock Exchange (normally, but not always, 4:00 p.m. New York time) or such other times as the New York Stock Exchange or the National Association of Securities Dealers Automated Quotations System (“NASDAQ”) market may officially close. The term “Business Day” means any day the New York Stock Exchange is open for trading which is Monday through Friday except for holidays. The New York Stock Exchange is closed on the following holidays: New Year’s Day (observed), Martin Luther King, Jr. Day, Washington’s Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas.

The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the New York Stock Exchange is stopped at a time other than 4:00 p.m. New York time. The Trust reserves the right to reprocess purchase, redemption and exchange transactions that were initially processed at a net asset value other than the Portfolio’s official closing net asset value (that is subsequently adjusted), and to recover amounts from (or distribute amounts to) shareholders based on the official closing net asset value. The Trust reserves the right to advance the time by which purchase and redemption orders must be received for same business day credit as otherwise permitted by the SEC. In addition, each Portfolio may compute its net asset value as of any time permitted pursuant to any exemption, order or statement of the SEC or its staff.

In determining the net asset value of a Portfolio, the net asset value of the Underlying Funds’ shares held by a Portfolio will be their net asset value at the time of computation. Portfolio securities of the Portfolios and the Underlying Funds for which market quotations are readily available are valued as follows: (i) securities listed on any U.S. or foreign stock exchange or on NASDAQ will be valued at the last sale price, or the official closing price, on the exchange or system in which they are principally traded on the valuation date. If there is no sale on the valuation day, securities traded will be valued at the closing bid price, or if a closing bid price is not available, at either the exchange or system-defined close price on the exchange or system in which such securities are principally traded. If the relevant exchange or system has not closed by the above-mentioned time for determining the Underlying Fund’s net asset value, the securities will be valued at the last sale price or official closing price or, if not available, at the bid price at the time the net asset value is determined; (ii) over-the-counter securities not quoted on NASDAQ will be valued at the last sale price on the valuation day or, if no sale occurs, at the last bid price at the time net asset value is determined; (iii) equity securities for which no prices are obtained under sections (i) or (ii) hereof, including those for which a pricing service supplies no exchange quotation or a quotation that is believed by the portfolio manager/trader to be inaccurate, will be valued at their fair value in accordance with procedures approved by the Board of Trustees; (iv) fixed income securities, with the exception of short-term securities with remaining maturities of 60 days or less, will be valued using evaluated prices provided by a recognized pricing service (e.g., Interactive Data Corp., Reuters, etc. or dealer supplied quotations); (v) fixed income securities for which accurate market quotations are not readily available are valued by the investment adviser based on valuation models that take into account various factors such as spread and daily yield changes on government or other securities in the appropriate market (i.e. matrix pricing); (vi) short term fixed income securities with a remaining maturity of 60 days or less are valued by the particular investment adviser at amortized cost, which the Trustees have determined to approximate fair value; and (vii) all other instruments, including those for which a pricing service supplies no exchange quotation or a quotation that is believed by the portfolio manager/trader to be inaccurate, will be valued in accordance with the valuation procedures approved by the Board of Trustees.

The value of all assets and liabilities expressed in foreign currencies will be converted into U.S. dollar values at current exchange rates of such currencies against U.S. dollars last quoted by any major bank or pricing service. If such quotations are not available, the rate of exchange will be determined in good faith by or under procedures established by the Board of Trustees.

Generally, trading in securities on European, Asian and Far Eastern securities exchanges and on over-the-counter markets in these regions is substantially completed at various times prior to the close of business on each Business Day in New York (i.e., a day on which the New York Stock Exchange is open for trading). In addition, European, Asian or Far Eastern securities trading generally or in a particular country or countries may not take place on all Business Days in New York. Furthermore, trading takes place in various foreign markets on days which are not Business Days in New York and days on which the Portfolios’ and the Underlying Funds’ net asset values are not calculated. Such calculation does not take place contemporaneously with the determination of the prices of the majority of the portfolio securities used in such calculation. The Portfolios’ and the Underlying Funds’ investments are valued based on market quotations which may be furnished by a pricing service or provided by securities dealers or, in the case of foreign equity securities, prices provided by an independent fair value service. For Underlying Funds that invest in foreign equity securities, “fair value” prices are provided by an independent fair value service (if available), in accordance with the fair value procedures approved by the Trustees, and are intended to reflect more accurately the value of those securities at the time the Portfolios’ and the Underlying Funds’ NAVs are calculated. Fair value prices are used because many foreign markets operate at times that do not coincide with those of the major U.S. markets. Events that could affect the values of foreign portfolio holdings may occur between the close of the foreign market and the time of determining the NAV, and would not otherwise be reflected in the NAV. If the independent fair value service does not provide a fair value for a particular security or if the value does not meet the established criteria for the Portfolios or the Underlying Funds, the most recent closing price for such a security on its principal exchange will generally be its fair value on such date.

In cases where no clear indication of the value of the Portfolio’s or Underlying Fund’s portfolio instruments is available, the portfolio instruments will be valued at their fair value according to the valuation procedures approved by the Board of Trustees. These cases include, among others, situations where a security or other assert or liability does not have a price source, or the secondary markets on which an investment has previously been traded are no longer viable, due to its lack of liquidity.

The Investment Adviser, consistent with its procedures and applicable regulatory guidance, may (but need not) determine to make an adjustment to the previous closing prices of either domestic or foreign securities in light of significant events, to reflect what it believes to be the fair value of the securities at the time of determining a Portfolio’s or an Underlying Fund’s NAV. Significant events that could affect a large number of securities in a particular market may include, but are not limited to: situations relating to one or more single issuers in a market sector; significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions or market closings; equipment failures; natural or man-made disasters or act of God; armed conflicts; governmental actions or other developments; as well as the same or similar events which may affect specific issuers or the securities markets even though not tied directly to the securities markets. Other significant events that could relate to a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; corporate announcements, including those relating to earnings, products and regulatory news; significant litigation; low trading volume; trading limits; or suspensions.

The proceeds received by each Portfolio and each other series of the Trust from the issue or sale of its shares, and all net investment income, realized and unrealized gain and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to such Portfolio or particular series and constitute the underlying assets of that Portfolio or series. The underlying assets of each Portfolio or particular series will be segregated on the books of account, and will be charged with the liabilities in respect of such Portfolio and with a share of the general liabilities of the Trust. Expenses of the Trust with respect to the Portfolios and the other series of the Trust are generally allocated in proportion to the net asset values of the respective Portfolios or series except where allocations of expenses can otherwise be fairly made.

Errors and Corrective Actions

The Investment Adviser will report to the Board of Trustees any material breaches of investment objective, policies or restrictions and any material errors in the calculation of the NAV of a Portfolio or an Underlying Fund or the processing of purchases and redemptions. Depending on the nature and size of an error, corrective action may or may not be required. Corrective action may involve a prospective correction of the NAV only, correction of any erroneous NAV and compensation to a Portfolio or Underlying Fund, or correction of any erroneous NAV, compensation to a Portfolio or Underlying Fund and reprocessing of individual shareholder transactions. The Trust’s policies on errors and corrective action limit or restrict when corrective action will be taken or when compensation to a Portfolio or Underlying Fund or its shareholders will be paid, and not all mistakes will result in compensable errors. As a result, neither a Portfolio or Underlying Fund nor its shareholders who purchase or redeem shares during periods in which errors accrue or occur may be compensated in connection with the resolution of an error. Shareholders will generally not be notified of the occurrence of a compensable error or the resolution thereof absent unusual circumstances. As discussed in more detail under “NET ASSET VALUE,” a Fund’s portfolio securities may be priced based on quotations for those securities provided by pricing services. There can be no guarantee that a quotation provided by a pricing service will be accurate.

SHARES OF THE TRUST

Each Portfolio is a series of Goldman Sachs Trust, a Delaware statutory trust established by an Agreement and Declaration of Trust dated January 28, 1997. The fiscal year end for each Portfolio is August 31. The Trustees have authority under the Trust’s Declaration of Trust to create and classify shares of beneficial interest in separate series, without further action by shareholders. The Trustees also have authority to classify and reclassify the shares of the Portfolios into one or more classes of shares. As of December 28, 2012, the Trustees have authorized the issuance of two classes of shares in the Portfolios: Institutional Shares and Class A Shares. Additional series and classes may be added in the future.

Each Institutional Share and Class A Share of a Portfolio represents a proportionate interest in the assets belonging to the applicable class of the Portfolio. All expenses of a Portfolio are borne at the same rate by each class of shares, except that fees under the Distribution and Service Plan are borne exclusively by Class A Shares, and transfer agency fees and expenses may be borne at different rates by different share classes. The Trustees may determine in the future that it is appropriate to allocate other expenses differently among classes of shares and may do so to the extent consistent with the rules of the SEC and positions of the IRS. Each class of shares may have different minimum investment requirements and be entitled to different shareholder services. With limited exceptions, shares of a class may only be exchanged for shares of the same or an equivalent class of another series. See “Shareholder Guide” in the Prospectus and “OTHER INFORMATION REGARDING MAXIMUM SALES CHARGE, PURCHASES, REDEMPTIONS, EXCHANGES AND DIVIDENDS” below. In addition, the fees and expenses set forth below for each class may be subject to voluntary fee waivers or reimbursements, as discussed in the Portfolios’ Prospectus.

Institutional Shares may be purchased at net asset value without a sales charge for accounts in the name of an investor or institution that is not compensated by the Portfolios under a Plan for services provided to the institution’s customers.

Class A Shares are sold with an initial sales charge of up to 5.5% through brokers and dealers who are members of the Financial Industry Regulatory Authority (“FINRA”) and certain other financial service firms that have sales agreements with Goldman Sachs. Class A Shares of the Portfolios bear the cost of distribution (Rule 12b-1) fees at the aggregate rate of up to 0.25% of the average daily net assets of such Class A Shares. With respect to Class A Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution and Service Plan for personal and account maintenance services and expenses so long as such total compensation under the Plan does not exceed the maximum cap on “service fees” imposed by FINRA.

It is possible that an institution or its affiliate may offer different classes of shares (i.e., Institutional and Class A Shares) to its customers and thus receive different compensation with respect to different classes of shares of each Portfolio. Dividends paid by each Portfolio, if any, with respect to each class of shares will be calculated in the same manner, at the same time on the same day and will be in the same amount, except for differences caused by the fact that the respective transfer agency and Distribution and Service Plan fees relating to a particular class will be borne exclusively by that class. Similarly, the net asset value per share may differ depending upon the class of shares purchased.

Certain aspects of the shares may be altered after advance notice to shareholders if it is deemed necessary in order to satisfy certain tax regulatory requirements.

When issued for the consideration described in the Portfolios’ Prospectus, shares are fully paid and non-assessable. The Trustees may, however, cause shareholders, or shareholders of a particular series or class, to pay certain custodian, transfer agency, servicing or similar charges by setting off the same against declared but unpaid dividends or by reducing share ownership (or by both means). In the event of liquidation, shareholders are entitled to share pro rata in the net assets of the applicable class of the relevant Portfolio available for distribution to such shareholders. All shares are freely transferable and have no preemptive, subscription or conversion rights. The Trustees may require Shareholders to redeem Shares for any reason under terms set by the Trustees.

In the interest of economy and convenience, the Trust does not issue certificates representing a Portfolio’s shares. Instead, the transfer agent maintains a record of each shareholder’s ownership. Each shareholder receives confirmation of purchase and redemption orders from the transfer agent. Portfolio shares and any dividends and distributions paid by a Portfolio are reflected in account statements from the transfer agent.

The Act requires that where more than one series of shares exists, each series must be preferred over all other series in respect of assets specifically allocated to such series. In addition, Rule 18f-2 under the Act provides that any matter required to be submitted by the provisions of the Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each series affected by such matter. Rule 18f-2 further provides that a series shall be deemed to be affected by a matter unless the interests of each series in the matter are substantially identical or the matter does not affect any interest of such series. However, Rule 18f-2 exempts the selection of independent public accountants, the approval of principal distribution contracts and the election of trustees from the separate voting requirements of Rule 18f-2.

The Trust is not required to hold annual meetings of shareholders and does not intend to hold such meetings. In the event that a meeting of shareholders is held, each share of the Trust will be entitled, as determined by the Trustees without the vote or consent of the shareholders, either to one vote for each share or to one vote for each dollar of net asset value represented by such share on all matters presented to shareholders including the election of Trustees (this method of voting being referred to as “dollar based voting”). However, to the extent required by the Act or otherwise determined by the Trustees, series and classes of the Trust will vote separately from each other. Shareholders of the Trust do not have cumulative voting rights in the election of Trustees. Meetings of shareholders of the Trust, or any series or class thereof, may be called by the Trustees, certain officers or upon the written request of holders of 10% or more of the shares entitled to vote at such meetings. The Trustees will call a special meeting of shareholders for the purpose of electing Trustees if, at any time, less than a majority of Trustees holding office at the time were elected by shareholders. The shareholders of the Trust will have voting rights only with respect to the limited number of matters specified in the Declaration of Trust and such other matters as the Trustees may determine or may be required by law.

The Declaration of Trust provides for indemnification of Trustees, officers, employees and agents of the Trust unless the recipient is adjudicated (i) to be liable by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office or (ii) not to have acted in good faith in the reasonable belief that such person’s actions were in the best interest of the Trust. The Declaration of Trust provides that, if any shareholder or former shareholder of any series is held personally liable solely by reason of being or having been a shareholder and not because of the shareholder’s acts or omissions or for some other reason, the shareholder or former shareholder (or the shareholder’s heirs, executors, administrators, legal representatives or general successors) shall be held harmless from and indemnified against all loss and expense arising from such liability. The Trust, acting on behalf of any affected series, must, upon request by such shareholder, assume the defense of any claim made against such shareholder for any act or obligation of the series and satisfy any judgment thereon from the assets of the series.

The Declaration of Trust permits the termination of the Trust or of any series or class of the Trust (i) by a majority of the affected shareholders at a meeting of shareholders of the Trust, series or class; or (ii) by a majority of the Trustees without shareholder approval if the Trustees determine, in their sole discretion, that such action is in the best interest of the Trust, such series, such class or their respective shareholders. The Trustees may consider such factors as they, in their sole discretion, deem appropriate in making such determination, including (i) the inability of the Trust or any series or class to maintain its assets at an appropriate size; (ii) changes in laws or regulations governing the Trust, series or class or affecting assets of the type in which it invests; or (iii) economic developments or trends having a significant adverse impact on the business or operations of the Trust or series.

The Declaration of Trust authorizes the Trustees, without shareholder approval, to cause the Trust, or any series thereof, to merge or consolidate with any corporation, association, trust or other organization or sell or exchange all or substantially all of the property belonging to the Trust or any series thereof. In addition, the Trustees, without shareholder approval, may adopt a master-feeder structure by investing all or a portion of the assets of a series of the Trust in the securities of another open-end investment company with substantially the same investment objective, restrictions and policies.

The Declaration of Trust permits the Trustees to amend the Declaration of Trust without a shareholder vote. However, shareholders of the Trust have the right to vote on any amendment (i) that would adversely affect the voting rights of shareholders; (ii) that is required by law to be approved by shareholders; (iii) that would amend the provisions of the Declaration of Trust regarding amendments and supplements thereto; or (iv) that the Trustees determine to submit to shareholders.

The Trustees may appoint separate Trustees with respect to one or more series or classes of the Trust’s shares (the “Series Trustees”). Series Trustees may, but are not required to, serve as Trustees of the Trust or any other series or class of the Trust. To the extent provided by the Trustees in the appointment of Series Trustees, the Series Trustees may have, to the exclusion of any other Trustees of the Trust, all the powers and authorities of Trustees under the Declaration of Trust with respect to such series or class, but may have no power or authority with respect to any other series or class.

Shareholder and Trustee Liability

Under Delaware law, the shareholders of the Portfolios are not generally subject to liability for the debts or obligations of the Trust. Similarly, Delaware law provides that a series of the Trust will not be liable for the debts or obligations of any other series of the Trust. However, no similar statutory or other authority limiting statutory trust shareholder liability exists in other states. As a result, to the extent that a Delaware statutory trust or a shareholder is subject to the jurisdiction of courts of such other states, the courts may not apply Delaware law and may thereby subject the Delaware statutory trust shareholders to liability. To guard against this risk, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of a series. Notice of such disclaimer will normally be given in each agreement, obligation or instrument entered into or executed by a series of the Trust. The Declaration of Trust provides for indemnification by the relevant series for all loss suffered by a shareholder as a result of an obligation of the series. The Declaration of Trust also provides that a series shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the series and satisfy any judgment thereon. In view of the above, the risk of personal liability of shareholders of a Delaware statutory trust is remote.

In addition to the requirements under Delaware law, the Declaration of Trust provides that shareholders of a series may bring a derivative action on behalf of the series only if the following conditions are met: (i) shareholders eligible to bring such derivative action under Delaware law who hold at least 10% of the outstanding shares of the series, or 10% of the outstanding shares of the class to which such action relates, shall join in the request for the Trustees to commence such action; and (ii) the Trustees must be afforded a reasonable amount of time to consider such shareholder request and to investigate the basis of such claim. The Trustees will be entitled to retain counsel or other advisers in considering the merits of the request and may require an undertaking by the shareholders making such request to reimburse the Portfolios for the expense of any such advisers in the event that the Trustees determine not to bring such action.

The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

Principal Holders of Securities

As of November 30, 2012, the following shareholders were shown in the Trust’s records as owning more than 5% of any class of a Portfolio’s shares. Except as listed below, the Trust does not know of any other person who owns of record or beneficially 5% or more of any class of a Portfolio’s shares:

Enhanced Dividend Global Equity Portfolio

Class	Name/Address	Percentage of Class
A	Goldman Sachs & Co, c/o Mutual Fund Ops, 295 Chipeta Way, Salt Lake City, UT 84108-1285	99.92%
I	Goldman Sachs & Co, c/o Mutual Fund Ops, 295 Chipeta Way, Salt Lake City, UT 84108-1285	80.41%

Tax-Advantaged Global Equity Portfolio

Class	Name/Address	Percentage of Class
A	Goldman Sachs & Co, c/o Mutual Fund Ops, 295 Chipeta Way, Salt Lake City, UT 84108-1285	99.11%
I	Goldman Sachs & Co, c/o Mutual Fund Ops, 295 Chipeta Way, Salt Lake City, UT 84108-1285	74.33%

TAXATION

The following is a summary of certain additional U.S. federal income tax considerations generally affecting the Portfolios, the Underlying Funds and the purchase, ownership and disposition of shares that are not described in the Prospectuses. The discussions below and in the Prospectuses are not intended as substitutes for careful tax planning. This summary does not address special tax rules applicable to certain classes of investors, such as tax-exempt entities, insurance companies and financial institutions. Each prospective shareholder is urged to consult his or her own tax adviser with respect to the specific federal, state, local and foreign tax consequences of investing in the Portfolios. The summary is based on the laws in effect as of December 28, 2012, which are subject to change.

Fund Taxation

Each Portfolio and each Underlying Fund is a separate taxable entity. Each Portfolio and each of the Underlying Funds has elected to be treated and intend to qualify for each taxable year as a regulated investment company under Subchapter M of Subtitle A, Chapter 1 of the Code.

There are certain tax requirements that each Portfolio and each Underlying Fund must follow if it is to avoid federal taxation. In their efforts to adhere to these requirements, the Underlying Funds may have to limit their investment activities in some types of instruments. Qualification as a regulated investment company under the Code requires, among other things, that each Portfolio and each Underlying Fund (i) derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stocks or securities or foreign currencies, net income from qualified publicly traded partnerships, or other income (including but not limited to gains from options, futures, and forward contracts) derived with respect to the Underlying Fund’s business of investing in stocks, securities or currencies (the “90% gross income test”); and (ii) diversify its holdings so that in general, at the close of each quarter of its taxable year, (a) at least 50% of the fair market value of the Underlying Fund’s total (gross) assets is comprised of cash, cash items, U.S. Government securities, securities of other regulated investment companies and other securities limited in respect of any one issuer to an amount not greater in value than 5% of the value of such Underlying Fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total (gross) assets is invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), two or more issuers controlled by the Underlying Fund and engaged in the same, similar or related trades or businesses, or certain publicly traded partnerships.

For purposes of the 90% gross income test, income that a Portfolio or an Underlying Fund earns from equity interests in certain entities that are not treated as corporations or as qualified publicly traded partnerships for U.S. federal income tax purposes (e.g., partnerships or trusts) will generally have the same character for the Portfolio or Underlying Fund as in the hands of such an entity; consequently, a Portfolio or Underlying Fund may be required to limit its equity investments in any such entities that earn fee income, rental income, or other nonqualifying income. In addition, future Treasury regulations could provide that qualifying income under the 90% gross income test will not include gains from foreign currency transactions that are not directly related to a Portfolio’s or Underlying Fund’s principal business of investing in stock or securities or options and futures with respect to stock or securities. Using foreign currency positions or entering into foreign currency options, futures and forward or swap contracts for purposes other than hedging currency risk with respect to securities held or anticipated to be acquired by a Portfolio or Underlying Fund may not qualify as “directly-related” under these tests.

If a Portfolio or Underlying Fund complies with the foregoing provisions, then in any taxable year in which the Portfolio or such Underlying Fund distributes, in compliance with the Code’s timing and other requirements, an amount at least equal to the sum of 90% of its “investment company taxable income” (which includes dividends, taxable interest, taxable accrued original issue discount and market discount income, income from securities lending, any net short-term capital gain in excess of net long-term capital loss, certain net realized foreign exchange gains and any other taxable income other than “net capital gain,” as defined below, and is reduced by deductible expenses), plus 90% of the excess of its gross tax-exempt interest income (if any) over certain disallowed deductions, the Portfolio or such Underlying Fund (but not its shareholders) will be relieved of U.S. federal income tax on any income of the Portfolio or Underlying Fund, including long-term capital gains, distributed to shareholders. If, instead, a Portfolio or Underlying Fund retains any investment company taxable income or “net capital gain” (the excess of net long-term capital gain over net short-term capital loss), it will be subject to a tax at regular corporate rates on the amount retained. Because there are some uncertainties regarding the computation of the amounts deemed distributed to shareholders for these purposes – including, in particular, uncertainties regarding the portion, if any, of amounts paid in redemption of shares that should be treated as such distributions – there can be no assurance that each Portfolio and each Underlying Fund will avoid corporate-level tax in each year.

If a Portfolio or Underlying Fund retains any net capital gain, the Portfolio or Underlying Fund may designate the retained amount as undistributed capital gains in a notice to its shareholders who, if subject to U.S. federal income tax on long-term capital gains, (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their shares of that undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Portfolio or Underlying Fund against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds those liabilities. For U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of the Portfolio or Underlying Fund will be increased by the amount of any such undistributed net capital gain included in the shareholder’s gross income and decreased by the federal income tax paid by the Portfolio or Underlying Fund (as applicable) on that amount of net capital gain.

Each Portfolio and each Underlying Fund intends to distribute for each taxable year to its shareholders all or substantially all of its investment company taxable income, net capital gain and any net tax-exempt interest. Exchange control or other foreign laws, regulations or practices may restrict repatriation of investment income, capital or the proceeds of securities sales by foreign investors such as certain of the Underlying Funds and may therefore make it more difficult for such an Underlying Fund to satisfy the distribution requirements described above, as well as the excise tax distribution requirements described below. However, each Portfolio and each Underlying Fund generally expects to be able to obtain sufficient cash to satisfy such requirements from new investors, the sale of securities or other sources. If for any taxable year a Portfolio or Underlying Fund does not qualify as a regulated investment company, it will be taxed on all of its investment company taxable income and net capital gain at corporate rates without any deduction for dividends paid, and its distributions to shareholders will generally be taxable as ordinary dividends to the extent of its current and accumulated earnings and profits.

In order to avoid a 4% federal excise tax, each Portfolio and each Underlying Fund must distribute (or be deemed to have distributed) by December 31 of each calendar year at least 98% of its taxable ordinary income for such year, at least 98.2% of the excess of its capital gains over its capital losses (generally computed on the basis of the one-year period ending on October 31 of such year), and all taxable ordinary income and the excess of capital gains over capital losses for all previous years that were not distributed for those years and on which the Portfolio or Underlying Fund paid no federal income tax. Each Portfolio and each Underlying Fund anticipates that it will generally make timely distributions of income and capital gains in compliance with these requirements so that it will generally not be required to pay the excise tax.

For federal income tax purposes, each Portfolio and each Underlying Fund is permitted to carry forward a net capital loss in any year to offset its own capital gains, if any, during the eight years following the year of the loss. Certain loss carryforwards arising in taxable years of each Portfolio and each Underlying Fund beginning after December 22, 2010 are generally able to be carried forward indefinitely. These amounts are available to be carried forward to offset future capital gains to the extent permitted by the Code and applicable tax regulations.

As of August 31, 2012, the Tax-Advantaged Global Equity Portfolio had approximately $160,645 in short-term perpetual capital loss carryforwards, and the Enhanced Dividend Global Equity Portfolio did not have any capital loss carryforwards.

Gains and losses on the sale, lapse, or other termination of options and futures contracts, options thereon and certain forward contracts (except certain foreign currency options, forward contracts and futures contracts) will generally be treated as capital gains and losses. Certain of the futures contracts, forward contracts and options held by an Underlying Fund will be required to be “marked-to-market” for federal income tax purposes, that is, treated as having been sold at their fair market value on the last day of the Underlying Fund’s taxable year (or, for excise tax purposes, on the last day of the relevant period). These provisions may require an Underlying Fund to recognize income or gains without a concurrent receipt of cash. Any gain or loss recognized on actual or deemed sales of these futures contracts, forward contracts, or options will (except for certain foreign currency options, forward contracts, and futures contracts) be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. As a result of certain hedging transactions entered into by an Underlying Fund, the Underlying Fund may be required to defer the recognition of losses on futures contracts, forward contracts, and options or underlying securities or foreign currencies to the extent of any unrecognized gains on related positions held by such Underlying Fund and the characterization of gains or losses as long-term or short-term may be changed. The tax provisions described in this paragraph may affect the amount, timing and character of an Underlying Fund’s distributions to shareholders. Application of certain requirements for qualification as a regulated investment company and/or these tax rules to certain investment practices, such as dollar rolls, or certain derivatives such as interest rate swaps, floors, caps and collars and currency, total return, mortgage or index swaps and options on swaps may be unclear in some respects, and an Underlying Fund may therefore be required to limit its participation in those kinds of transactions. Certain tax elections may be available to an Underlying Fund to mitigate some of the unfavorable consequences described in this paragraph.

Section 988 of the Code contains special tax rules applicable to certain foreign currency transactions and instruments that may affect the amount, timing and character of income, gain or loss recognized by an Underlying Fund. Under these rules, foreign exchange gain or loss realized with respect to foreign currencies and certain futures and options thereon, foreign currency-denominated debt instruments, foreign currency forward contracts, and foreign currency-denominated payables and receivables will generally be treated as ordinary income or loss, although in some cases elections may be available that would alter this treatment. If a net foreign exchange loss treated as ordinary loss under Section 988 of the Code were to exceed an Underlying Fund’s investment company taxable income (computed without regard to such loss) for a taxable year, the resulting loss would not be deductible by the Underlying Fund or its shareholders in future years. Net loss, if any, from certain foreign currency transactions or instruments could exceed net investment income otherwise calculated for accounting purposes with the result being either no dividends being paid or a portion of an Underlying Fund’s dividends being treated as a return of capital for tax purposes, nontaxable to the extent of a shareholder’s tax basis in his shares and, once such basis is exhausted, generally giving rise to capital gains.

An Underlying Fund’s investment in zero coupon securities, deferred interest securities, certain structured securities or other securities bearing original issue discount or, if an Underlying Fund elects to include market discount in income currently, market discount, as well as any “marked-to-market” gain from certain options, futures or forward contracts, as described above, will in many cases cause it to realize income or gain before the receipt of cash payments with respect to these securities or contracts. In order to obtain cash to enable it to distribute this income or gain, to maintain its qualification as a regulated investment company and to avoid federal income or excise taxes, the Underlying Fund may be required to liquidate portfolio investments sooner than it might otherwise have done.

Investments in lower-rated securities may present special tax issues for an Underlying Fund to the extent actual or anticipated defaults may be more likely with respect to such securities. Tax rules are not entirely clear about issues such as when an Underlying Fund may cease to accrue interest, original issue discount, or market discount; when and to what extent deductions may be taken for bad debts or worthless securities; how payments received on obligations in default should be allocated between principal and income; and whether exchanges of debt obligations in a workout context are taxable. These and other issues will generally need to be addressed by an Underlying Fund, in the event it invests in such securities, so as to seek to eliminate or minimize any adverse tax consequences.

Medicare Tax

For taxable years beginning after December 31, 2012, an additional 3.8% Medicare tax will be imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Portfolio and net gains from redemptions or other taxable dispositions of Portfolio shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

Foreign Taxes

If, as may occur for certain of the Underlying Funds, more than 50% of an Underlying Fund’s total assets at the close of any taxable year consists of stock or securities of foreign corporations, the Underlying Fund may file an election with the IRS pursuant to which shareholders of the Underlying Fund would be required to (i) include in ordinary gross income (in addition to taxable dividends actually received) their pro rata shares of foreign income taxes paid by the Underlying Fund that are treated as income taxes under U.S. tax regulations (which excludes, for example, stamp taxes, securities transaction taxes, and similar taxes) even though not actually received by such shareholders, and (ii) treat such respective pro rata portions as foreign income taxes paid by them.

If an Underlying Fund makes this election, its shareholders (including the Portfolios) may then deduct such pro rata portions of qualified foreign taxes in computing their taxable incomes, or, alternatively, use them as foreign tax credits, subject to applicable limitations, against their U.S. federal income taxes. Shareholders who do not itemize deductions for federal income tax purposes will not, however, be able to deduct their pro rata portion of foreign taxes paid by an Underlying Fund, although such shareholders will be required to include their shares of such taxes in gross income if the election is made.

While a Portfolio will be able to deduct the foreign taxes that it will be treated as receiving from an Underlying Fund if the election is made, if at least 50% of the value of a Portfolio’s total assets at the close of each quarter of its taxable year is represented by interests in other regulated investment companies, the Portfolio will itself be able to elect to treat its foreign taxes as paid by its shareholders. If the Portfolio makes this election, the shareholders of the Portfolio will not have an option of claiming a foreign tax credit for foreign taxes paid by the Underlying Funds.

If an Underlying Fund acquires stock (including, under proposed regulations, an option to acquire stock such as is inherent in a convertible bond) in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, rents, royalties or capital gain) or hold at least 50% of their assets in investments producing such passive income (“passive foreign investment companies”), the Underlying Fund could be subject to federal income tax and additional interest charges on “excess distributions” received from such companies or gain from the sale of stock in such companies, even if all income or gain actually received by the Underlying Fund is timely distributed to its shareholders. The Underlying Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. In some cases, elections may be available that would ameliorate these adverse tax consequences, but such elections would require the Underlying Fund to include each year certain amounts as income or gain (subject to the distribution requirements described above) without a concurrent receipt of cash. Each Underlying Fund may attempt to limit and/or to manage its holdings in passive foreign investment companies to minimize its tax liability or maximize its return from these investments.

Non-U.S. Shareholders

The discussion above relates solely to U.S. federal income tax law as it applies to “U.S. persons” subject to tax under such law.

Except as discussed below, distributions to shareholders who, as to the United States, are not “U.S. persons,” (i.e., are nonresident aliens, foreign corporations, fiduciaries of foreign trusts or estates, foreign partnerships or other non-U.S. investors) generally will be subject to U.S. federal withholding tax at the rate of 30% on distributions treated as ordinary income unless the tax is reduced or eliminated pursuant to a tax treaty or the distributions are effectively connected with a U.S. trade or business of the shareholder; but distributions of net capital gain (the excess of any net long-term capital gains over any net short-term capital losses) including amounts retained by a Portfolio which are designated as undistributed capital gains, to such a non-U.S. shareholder will not be subject to U.S. federal income or withholding tax unless the distributions are effectively connected with the shareholder’s trade or business in the United States or, in the case of a shareholder who is a nonresident alien individual, the shareholder is present in the United States for 183 days or more during the taxable year and certain other conditions are met.

Under a temporary position, which is scheduled to expire for taxable years of an Underlying Fund or a Portfolio beginning after December 31, 2012 (unless extended further by Congress), non-U.S. shareholders generally are not subject to U.S. federal income tax withholding on certain distributions of interest income and/or short-term capital gains that are designated by an Underlying Fund or a Portfolio]. It is expected that the Underlying Funds and the Portfolios will generally make designations of short-term gains, to the extent permitted, but the Portfolios do not intend to make designations of any distributions attributable to interest income. As a result, U.S. tax withholding would apply to distributions attributable to interest income, dividends and other investment income earned by an Underlying Fund or the Portfolios, and would also apply to distributions of short-term gains for taxable years beginning after December 31, 2011, unless Congress extends the above provision.

Any capital gain realized by a non-U.S. shareholder upon a sale or redemption of shares of a Portfolio will not be subject to U.S. federal income or withholding tax unless the gain is effectively connected with the shareholder’s trade or business in the U.S., or in the case of a shareholder who is a nonresident alien individual, the shareholder is present in the U.S. for 183 days or more during the taxable year and certain other conditions are met.

Non-U.S. persons who fail to furnish a Portfolio with the proper IRS Form W-8 (i.e., W-8BEN, W-8ECI, W-8IMY or W-8EXP), or an acceptable substitute, may be subject to backup withholding at a 28% (currently scheduled to increase to 31% after 2012) rate on dividends (including capital gain dividends) and on the proceeds of redemptions and exchanges. Also, non-U.S. shareholders may be subject to U.S. estate tax with respect to their Portfolio shares.

Effective January 1, 2014, the Portfolios will be required to withhold U.S. tax (at a 30% rate) on payments of dividends and (effective January 1, 2017) redemption proceeds made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to a Portfolio to enable the Portfolio to determine whether withholding is required.

Each shareholder who is not a U.S. person should consult his or her tax adviser regarding the U.S. and non-U.S. tax consequences of ownership of shares of, and receipt of distributions from, a Portfolio.

State and Local Taxes

Each Portfolio and each Underlying Fund may be subject to state or local taxes in jurisdictions in which the Underlying Fund is deemed to be doing business. In addition, in those states or localities that impose income taxes, the treatment of such a Portfolio or such an Underlying Fund and its shareholders under those jurisdictions’ tax laws may differ from the treatment under federal income tax laws, and investment in a Portfolio or Underlying Fund may have tax consequences for shareholders that are different from those of a direct investment in the securities held by the Portfolio or Underlying Fund. Shareholders should consult their own tax advisers concerning state and local tax matters.

FINANCIAL STATEMENTS

The audited financial statements and related reports of PricewaterhouseCoopers LLP, independent registered public accounting firm for the Portfolios, contained in the Portfolios’ 2012 Annual Report are hereby incorporated by reference. The financial statements in the Portfolios’ Annual Report have been incorporated herein by reference in reliance upon such report given upon the authority of such firm as experts in accounting and auditing. No other parts of any Annual Report are incorporated by reference herein. A copy of the Portfolios’ Annual Report may be obtained upon request and without charge by writing Goldman, Sachs & Co., P.O. Box 06050, Chicago, Illinois 60606 or by calling Goldman, Sachs & Co., at the telephone number on the back cover of the Portfolios’ Prospectus.

PROXY VOTING

The Trust, on behalf of the Portfolios, has delegated the voting of portfolio securities to the Investment Adviser. For client accounts for which the Investment Adviser has voting discretion, the Investment Adviser has adopted policies and procedures (the “Proxy Voting Policy”) for the voting of proxies. Under the Proxy Voting Policy, the Investment Adviser’s guiding principles in performing proxy voting are to make decisions that favor proposals that in the Investment Adviser’s view tend to maximize a company’s shareholder value and are not influenced by conflicts of interest. To implement these guiding principles for investments in publicly-traded equities, the Investment Adviser has developed customized proxy voting guidelines (the “Guidelines”) that it generally applies when voting on behalf of client accounts. Attached as Appendix B is a summary of the Guidelines. These Guidelines address a wide variety of individual topics, including, among other matters, shareholder voting rights, anti-takeover defenses, board structures, the election of directors, executive and director compensation, reorganizations, mergers, issues of corporate social responsibility and various shareholder proposals. The Guidelines embody the positions and factors the Investment Adviser generally considers important in casting proxy votes.

The Proxy Voting Policy, including the Guidelines, is reviewed periodically to ensure that it continues to be consistent with the Investment Adviser’s guiding principles.

The Investment Adviser has retained a third-party proxy voting service (“Proxy Service”), currently Institutional Shareholder Services, to assist in the implementation and administration of certain proxy voting-related functions including, without limitation, operational, recordkeeping and reporting services. The Proxy Service also prepares a written analysis and recommendation (a “Recommendation”) of each proxy vote that reflects the Proxy Service’s application of the Guidelines to particular proxy issues. While it is the Investment Adviser’s policy generally to follow the Guidelines and Recommendations from the Proxy Service, the Investment Adviser’s portfolio management teams (“Portfolio Management Teams”) may on certain proxy votes seek approval to diverge from the Guidelines or a Recommendation by following an “override” process. Such decisions are subject to a review and approval process, including a determination that the decision is not influenced by any conflict of interest. A Portfolio Management Team that receives approval through the override process to cast a proxy vote that diverges from the Guidelines and/or a Recommendation may vote differently than other Portfolio Management Teams that did not seek to override that vote. In forming their views on particular matters, the Portfolio Management Teams are also permitted to consider applicable regional rules and practices, including codes of conduct and other guides, regarding proxy voting, in addition to the Guidelines and Recommendations. The Investment Adviser may hire other service providers to replace or supplement the Proxy Service with respect to any of the services the Investment Adviser currently receives from the Proxy Service.

GSAM conducts periodic due diligence meetings with the Proxy Service which include, but are not limited to, a review of the Proxy Service’s general organizational structure, new developments with respect to research and technology, work flow improvements and internal due diligence with respect to conflicts of interest.

From time to time, the Investment Adviser may face regulatory, compliance, legal or logistical limits with respect to voting securities that it may purchase or hold for client accounts, which can affect the Investment Adviser’s ability to vote such proxies, as well as the desirability of voting such proxies. Among other limits, federal, state and foreign regulatory restrictions or company specific ownership limits, as well as legal matters related to consolidated groups, may restrict the total percentage of an issuer’s voting securities that the Investment Adviser can hold for clients and the nature of the Investment Adviser’s voting in such securities. The Investment Adviser’s ability to vote proxies may also be affected by, among other things: (i) late receipt of meeting notices; (ii) requirements to vote proxies in person: (iii) restrictions on a foreigner’s ability to exercise votes; (iv) potential difficulties in translating the proxy; (v) requirements to provide local agents with unrestricted powers of attorney to facilitate voting instructions; and (vi) requirements that investors who exercise their voting rights surrender the right to dispose of their holdings for some specified period in proximity to the shareholder meeting.

The Investment Adviser has adopted policies and procedures designed to prevent conflicts of interest from influencing its proxy voting decisions that the Investment Adviser makes on behalf of a client account. These policies and procedures include the Investment Adviser’s use of the Guidelines and Recommendations from the Proxy Service, the override approval process previously discussed, and the establishment of information barriers between the Investment Adviser and other businesses within The Goldman Sachs Group, Inc. Notwithstanding such proxy voting policies and procedures, actual proxy voting decisions of the Investment Adviser may have the effect of benefitting the interests of other clients or businesses of other divisions or units of Goldman Sachs and/or its affiliates.

Voting decisions with respect to fixed income securities and the securities of privately held issuers generally will be made by an Underlying Fund’s managers based on their assessment of the particular transactions or other matters at issue.

Information regarding how the Portfolios and/or the Underlying Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on or through the Portfolios’ and Underlying Funds’ website at www.goldmansachsfunds.com and on the SEC’s website at www.sec.gov.

PAYMENTS TO INTERMEDIARIES

The Investment Adviser, Distributor and/or their affiliates may make payments to Authorized Institutions and other financial intermediaries (“Intermediaries”) from time to time to promote the sale, distribution and/or servicing of shares of the Portfolios. These payments (“Additional Payments”) are made out of the Investment Adviser’s, Distributor’s and/or their affiliates’ own assets (which may come directly or indirectly from fees paid by the Portfolios), are not an additional charge to the Portfolios or their shareholders, and do not change the price paid by investors for the purchase of a Portfolio’s shares or the amount a Portfolio receives as proceeds from such purchasers. Although paid by the Investment Advisor, distributor, and/or their affiliates, the Additional Payments are in addition to the distribution and service fees paid by the Portfolios to the Intermediaries as described in the Portfolios’ Prospectus and this SAI, and are also in addition to the sales commissions payable to Intermediaries as set forth in the Prospectus. For purposes of this “Payments to Intermediaries” section, “Funds” shall mean, collectively, the Portfolios and any of the other Goldman Sachs Funds.

The Additional Payments are intended to compensate Intermediaries for, among other things: marketing shares of the Funds, which may consist of payments relating to funds included on preferred or recommended fund lists or in certain sales programs from time to time sponsored by the Intermediaries; access to the Intermediaries’ registered representatives or salespersons, including at conferences and other meetings; assistance in training and education of personnel; “finders” or “referral fees” for directing investors to the Funds; marketing support fees for providing assistance in promoting the sale of Fund shares (which may include promotions in communications with the Intermediaries’ customers, registered representatives and salespersons); and/or other specified services intended to assist in the distribution and marketing of the Funds. In addition, the Investment Adviser, Distributor and/or their affiliates may make Additional Payments (including through sub-transfer agency and networking agreements) for subaccounting, administrative and/or shareholder processing services that are in addition to the transfer agent, shareholder administration, servicing and processing fees paid by the Funds. These Additional Payments may exceed amounts earned on these assets by the Investment Adviser, Distributor and/or their affiliates for the performance of these or similar services. The Additional Payments may be a fixed dollar amount; may be based on the number of customer accounts maintained by an Intermediary; may be based on a percentage of the value of shares sold to, or held by, customers of the Intermediary involved; or may be calculated on another basis. The Additional Payments are negotiated with each Intermediary based on a range of factors, including but not limited to the Intermediary’s ability to attract and retain assets (including particular classes of Fund shares), target markets, customer relationships, quality of service and industry reputation. Although the individual components may be higher or lower and the total amount of Additional Payments made to any Intermediary in any given year will vary, the amount of these Additional Payments (excluding payments made through sub-transfer agency and networking agreements), on average, is normally not expected to exceed 0.50% (annualized) of the amount sold or invested through an Intermediary.

These Additional Payments may be significant to certain Intermediaries, and may be an important factor in an Intermediary’s willingness to support the sale of the Funds through its distribution system.

The Investment Adviser, Distributor and/or their affiliates may be motivated to make Additional Payments since they promote the sale of Fund shares to clients of Intermediaries and the retention of those investments by those clients. To the extent Intermediaries sell more shares of the Funds or retain shares of the Funds in their clients’ accounts, the Investment Adviser and Distributor benefit from the incremental management and other fees paid by the Funds with respect to those assets.

In addition, certain Intermediaries may have access to certain research and investment services from the Investment Adviser, Distributor and/or their affiliates. Such research and investment services (“Additional Services”) may include research reports, economic analysis, portfolio analysis tools, business planning services, certain marketing and investor education materials and strategic asset allocation modeling. The Intermediary may not pay for these products or services. The cost of the Additional Services and the particular services provided may vary from Intermediary to Intermediary.

The Additional Payments made by the Investment Adviser, Distributor and/or their affiliates or the Additional Services received by an Intermediary may vary with respect to the type of fund (e.g., equity, fund, fixed income fund, specialty fund, asset allocation portfolio or money market fund) sold by the Intermediary. In addition, the

Additional Payment arrangements may include breakpoints in compensation which provide that the percentage rate of compensation varies as the dollar value of the amount sold or invested through an Intermediary increases.

The presence of these Additional Payments or Additional Services, the varying fee structure and the basis on which an Intermediary compensates its registered representatives or salespersons may create an incentive for a particular Intermediary, registered representative or salesperson to highlight, feature or recommend funds, including the Funds, or other investments based, at least in part, on the level of compensation paid. Additionally, if one mutual fund sponsor makes greater distribution payments than another, an Intermediary may have an incentive to recommend one fund complex over another. Similarly, if an Intermediary receives more distribution assistance for one share class versus another, that Intermediary may have an incentive to recommend that share class. Because Intermediaries may be paid varying amounts per class for sub-transfer agency and related recordkeeping services, the service requirements of which also may vary by class, this may create an additional incentive for financial firms and their financial advisors to favor one fund complex over another, or one fund class over another. You should consider whether such incentives exist when evaluating any recommendations from an Intermediary to purchase or sell Shares of the Fund and when considering which share class is most appropriate for you.

For the year ended December 31, 2011, the Investment Adviser, Distributor and their affiliates made Additional Payments out of their own assets to approximately 157 Intermediaries, totaling approximately $97.4 million (excluding payments made through sub-transfer agency and networking agreements and certain other types of payments described below), with respect to the all of the funds of the Trust (including the Portfolios included in this SAI), all of the funds in an affiliated investment company, Goldman Sachs Variable Insurance Trust, and the Goldman Sachs Credit Strategies Fund, an affiliated closed-end investment company. During the year ended December 31, 2011, the Investment Adviser, Distributor and/or their affiliates had contractual arrangements to make Additional Payments to the Intermediaries listed below (or their affiliates or successors), among others. This list will change over time, and any additions, modifications or deletions thereto that have occurred since December 31, 2011 are not reflected. Additional Intermediaries may receive payments in 2012 and in future years. Certain arrangements are still being negotiated, and there is a possibility that payments will be made retroactively to Intermediaries not listed below.

ADP Broker Dealer, Inc

American Enterprise Investment Services Inc

Allstate Life Insurance Co

Amalga Trust Company

Amalgamated Bank of Chicago

American National Trust and Investment Management Company (dba Old National Trust Company)

American United Life Insurance Co

Ameriprise Financial Services, Inc.

Ascensus, Inc

Associated Trust NA & Associated Investment Services Inc.

AXA Equitable Life Insurance Company

Banc of America Securities, LLC

BancorpSouth

Bank Hapoalim B.M.

Bank of New York

Bank of Oklahoma

Bankers Trust

Barclays Capital Inc.

BB&T Capital Markets

BMO Nesbitt Burns (Harris)

BOSC, Inc.

Branch Banking & Trust Company

Brown Brothers Harriman & Co

C.M. Life Insurance Company

Financial Network Investment Corporation

Multi Financial Securities Corporation

PrimeVest Financial Services

Charles Schwab & Co., Inc.

Chicago Mercantile Exchange, Inc. and CME Shareholder Servicing, LLC.

Citibank N.A.

Citibank N.A.—Agency and Trust Department

Citigroup Global Markets, Inc.

Citigroup Private Bank at Citibank N.A.

Citizens Bank Wealth Management N.A.

Comerica Bank

Comerica Securities

Commerce Bank N.A.

Companion Life Insurance Company

Compass Bank

Computershare Trust Company, N.A.

Connecticut General Life Insurance Company

Daily Access Corporation

Dain Rauscher Inc.

Deutsche Bank Trust Company Americas

DeWaay Financial Network LLC

Diversified Investment Advisors

Dubuque Bank & Trust

Edward D. Jones & Co., L.P.

Farmers New World Life Insurance Co.

Federal Deposit Insurance Corporation

Fidelity Brokerage Services LLC and National Financial Services LLC

Fidelity Investments Institutional Operations Company, Inc

Fifth Third Bank

First National Bank of Omaha

First Trust Corporation

Fulton Bank N.A.

Fulton Financial Advisors, National Association

GE Life and Annuity Assurance Company

Genworth Financial Trust Company

Great West Life & Annuity Insurance Company

Greatbanc Trustco

Guardian Insurance and Annuity Company, Inc

GWFS Equities, Inc.

Harris Trust & Savings Bank

Hartford Life Insurance Co.

Hartford Securities Distribution Company Inc.

Hewitt Associates LLC

Horace Mann Life Insurance Company

HSBC Bank USA

Hunt Dupree & Rhine

ING Institutional Plan Services, LLC / ING Investment Advisors, LLC

ING Life Insurance & Annuity Company / ING Financial Advisers, LLC / ING Institutional Plan Services, LLC

Invesmart, Inc.

J.P. Morgan Securities Inc.

Jefferson Pilot Financial Insurance Company

JP Morgan Retirement Plan Services, LLC

JPMorgan Securities, Inc.

Kemper Investors Life Insurance Company

Key Bank Capital Markets

LaSalle Bank N.A.

Law Debenture Trust Company of New York

Lincoln Benefit Life Company

Lincoln Financial Advisors

Lincoln National Life Insurance Company and Lincoln Life & Annuity Company of New York

Lincoln Retirement Services Company, LLC

M&I Brokerage Services, Inc.

M&T Securities, Inc.

Marshall & Ilsley Trust Company N.A.

Massachusetts Mutual Life Insurance Company

Mellon Bank N.A.

Mellon HR Solutions

Mercer HR Services, LLC

Merrill Lynch, Pierce, Fenner & Smith Incorporated

Mid-Atlantic Capital Corporation

Midland National Life Insurance Company

Minnesota Life Insurance Company

Morgan Keegan and Company, Inc.

Morgan Stanley Smith Barney LLC

MSCS Financial Services

National Security Life and Annuity Company

Nationwide Financial Services, Inc.

Newport Retirement Services, Inc

Northern Trust Securities Inc.

NYLife Distributors, Inc.

Ohio National Life Insurance Company

Pershing, LLC

PNC Bank, N.A.

PNC Bank, National Organization

PNC Capital Markets

Principal Life Insurance Company

Princor Financial Services

Protective Life Insurance Company

PruCo Life Insurance Company & PruCo Life Insurance Company of New Jersey

Prudential Financial, Inc

Prudential Life Insurance Company

Raymond James & Associates, Inc. and Raymond James Financial Services

Regions Bank

Reliance Trust Company

Robert W. Baird & Co., Inc.

Scott & Stringfellow Inc.

Security Benefit Life Insurance Company

Signature Bank

Standard Insurance Company

State Street Global Markets, LLC and State Street Bank and Trust Company

Sun Life Assurance Company of Canada (US)

Sungard Institutional Brokerage, Inc

SunTrust Bank

SunTrust Robinson Humphrey, Inc.

SVB Securities

Synovus Securities

T. Rowe Price Retirement Plan Services, Inc

The Princeton Retirement Group, Inc & GPC Securities, Inc

The Prudential Insurance Company of America

The Travelers Insurance Company

Transamerica Life Insurance Company and Transamerica Financial Life Insurance Company

Treasury Curve

Trustmark National Bank

UBATCO & Co.

UBS Financial Services, Inc.

UMB Bank

Union Bank

United of Omaha Life Insurance Company

US Bank

US Bank National Association

Valic Retirement Services

Vanguard Group

Wachovia Capital Markets, LLC.

Wachovia Securities, LLC.

Wells Fargo Advisors LLC

Wells Fargo Bank and Its Affiliates

Wells Fargo Bank National Association

Wells Fargo Bank, N.A.

Wells Fargo Corporate Trust Services

Wells Fargo Investment, LLC.

Wilmington Trust Company

Zions First National Bank

Your Authorized Intermediary may charge you additional fees or commissions other than those disclosed in the Prospectus. Shareholders should contact their Authorized Intermediary for more information about the Additional Payments or Additional Services they receive and any potential conflicts of interest, as well as for information regarding any fees and/or commissions it charges. For additional questions, please contact Goldman Sachs Funds at 1-800-621-2550.

Not included on the list above are other subsidiaries of Goldman Sachs who may receive revenue from the Investment Adviser, Distributor and/or their affiliates through intra-company compensation arrangements and for financial, distribution, administrative and operational services.

Furthermore, the Investment Adviser, Distributor and/or their affiliates may, to the extent permitted by applicable regulations, contribute to various non-cash and cash incentive arrangements to promote the sale of Fund shares, as well as sponsor various educational programs, sales contests and/or promotions. The Investment Adviser, Distributor and their affiliates may also pay for the travel expenses, meals, lodging and entertainment of Intermediaries and their salespersons and guests in connection with educational, sales and promotional programs subject to applicable FINRA regulations. Other compensation may also be offered from time to time to the extent not prohibited by applicable federal or state laws or FINRA regulations. This compensation is not included in, and is made in addition to, the Additional Payments described above.

OTHER INFORMATION

Selective Disclosure of Portfolio Holdings

The Board of Trustees of the Trust and the Investment Adviser have adopted a policy on selective disclosure of portfolio holdings in accordance with regulations that seek to ensure that disclosure of information about portfolio securities is in the best interest of Portfolio shareholders and to address the conflicts between the interests of Portfolio shareholders and the Portfolios’ service providers. The policy provides that neither a Portfolio nor its Investment Adviser, distributor or any agent, or any employee thereof (“Portfolio Representative”) will disclose a Portfolio’s portfolio holdings information to any person other than in accordance with the policy and as required by applicable law. For purposes of the policy, “portfolio holdings information” means the Portfolio’s actual portfolio holdings, as well as nonpublic information about its trading strategies or pending transactions. Under the policy, neither a Portfolio nor any Portfolio Representative may solicit or accept any compensation or other consideration in connection with the disclosure of portfolio holdings information. A Portfolio Representative may provide portfolio holdings information to third parties if such information has been included in the Portfolio’s public filings with the SEC or is disclosed on the Portfolio’s publicly accessible website. Information posted on the Portfolio’s website may be separately provided to any person commencing the day after it is first published on the Portfolio’s website.

Portfolio holdings information that is not filed with the SEC or posted on the publicly available website may be provided to third parties only if the third party recipients are required to keep all portfolio holdings information confidential and are prohibited from trading on the information they receive. Disclosure to such third parties must be approved in advance by the Investment Adviser’s legal or compliance department. Disclosure to providers of auditing, custody, proxy voting and other similar services for the Portfolios, as well as rating and ranking organizations, will generally be permitted; however, information may be disclosed to other third parties (including, without limitation, individuals, institutional investors, and intermediaries that sell shares of the Portfolios) only upon approval by the Portfolio’s Chief Compliance Officer, who must first determine that the Portfolio has a legitimate business purpose for doing so. In general, each recipient of non-public portfolio holdings information must sign a confidentiality and non-trading agreement, although this requirement will not apply when the recipient is otherwise subject to a duty of confidentiality. In accordance with the policy, the identity of those recipients who receive non-public portfolio holdings information on an ongoing basis is as follows: the Investment Adviser and its affiliates, the Portfolios’ independent registered public accounting firm, the Portfolios’ custodian, the Portfolios’ legal counsel—Dechert LLP, the Portfolios’ financial printer – RR Donnelley, and the Portfolios’ proxy voting service ISS. KPMG LLP, an investor in certain of the Underlying Funds, also receives certain non-public holdings information on an ongoing basis in order to facilitate compliance with the auditor independence requirements to which it is subject. In addition, certain fixed income funds of the Trust provide non-public portfolio holdings information to Standard & Poor’s Rating Services to allow such funds to be rated by it, and certain equity funds provide non-public portfolio holdings information to FactSet, a provider of global financial and economic information. These entities are obligated to keep such information confidential. Third party providers of custodial or accounting services to the Portfolios may release non-public portfolio holdings information of the Portfolios only with the permission of Portfolio Representatives. From time to time portfolio holdings information may be provided to broker-dealers solely in connection with a Portfolio seeking portfolio securities trading suggestions. In providing this information reasonable precautions, including limitations on the scope of the portfolio holdings information disclosed, are taken to avoid any potential misuse of the disclosed information. All marketing materials prepared by the Trust’s principal underwriter are reviewed by Goldman Sachs’ Compliance department for consistency with the Trust’s portfolio holdings disclosure policy.

Portfolio holdings information of each of the Portfolios may be made available periodically on the Portfolios’ website (http://www.goldmansachsfunds.com). The portfolio holdings disclosure policies of the Underlying Funds are in the Underlying Funds’ respective SAIs.

Under the policy, Portfolio Representatives will initially supply the Board of the Trustees with a list of third parties who receive portfolio holdings information pursuant to any ongoing arrangement. In addition, the Board is to receive information, on a quarterly basis, regarding any other disclosures of non-public portfolio holdings information that were permitted during the preceding quarter. In addition, the Board of Trustees is to approve at its meetings a list of Portfolio Representatives who are authorized to disclose portfolio holdings information under the policy. As of December 28, 2012, only certain officers of the Trust as well as certain senior members of the compliance and legal groups of the Investment Adviser have been approved by the Board of Trustees to authorize disclosure of portfolio holdings information.

Miscellaneous

Each Portfolio will normally redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Portfolio during any 90-day period for any one shareholder. Each Portfolio, however, reserves the right, in its sole discretion, to pay redemptions by a distribution in kind of securities (instead of cash) if (i) the redemption exceeds the lesser of $250,000 or 1% of the net asset value of the Portfolio at the time of redemption; or (ii) with respect to lesser redemption amounts, the redeeming shareholder requests in writing a distribution in kind of securities instead of cash. The securities distributed in kind would be valued for this purpose using the same method employed in calculating the Portfolio’s net asset value per share. See “NET ASSET VALUE.” If a shareholder receives redemption proceeds in kind, the shareholder should expect to incur transaction costs upon the disposition of the securities received in the redemption.

The right of a shareholder to redeem shares and the date of payment by each Portfolio may be suspended for more than seven days for any period during which the New York Stock Exchange is closed, other than the customary weekends or holidays, or when trading on such Exchange is restricted as determined by the SEC; or

during any emergency, as determined by the SEC, as a result of which it is not reasonably practicable for such Portfolio to dispose of securities owned by it or fairly to determine the value of its net assets; or for such other period as the SEC may by order permit for the protection of shareholders of such Portfolio. (The Trust may also suspend or postpone the recordation of the transfer of shares upon the occurrence of any of the foregoing conditions.)

The Prospectus and this SAI do not contain all the information included in the Registration Statement filed with the SEC under the 1933 Act with respect to the securities offered by the Prospectus. Certain portions of the Registration Statement have been omitted from the Prospectus and this SAI pursuant to the rules and regulations of the SEC. The Registration Statement including the exhibits filed therewith may be examined at the office of the SEC in Washington, D.C.

Statements contained in the Prospectus or in this SAI as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which the Prospectus and this SAI form a part, each such statement being qualified in all respects by such reference.

As stated in the Prospectus, the Trust may authorize Authorized Institutions and other institutions that provide recordkeeping, reporting and processing services to their customers to accept on the Trust’s behalf purchase, redemption and exchange orders placed by or on behalf of their customers and, if approved by the Trust, to designate other intermediaries to accept such orders. These institutions may receive payments from the Trust or Goldman Sachs for their services. Certain Authorized Institutions or other institutions may enter into sub-transfer agency agreements with the Trust or Goldman Sachs with respect to their services.

Line of Credit

As of December 28, 2012, the Portfolios and the Underlying Funds each participate in a $580,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and registered investment companies having management or investment advisory agreements with GSAM or its affiliates. Pursuant to the terms of this facility, the Funds and other borrowers may increase the credit amount by an additional $340,000,000, for a total of up to $920,000,000. This facility is to be used for temporary emergency purposes or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Portfolios based on the amount of the commitment that has not been utilized. During the fiscal year ended August 31, 2012, neither the Portfolios nor the Underlying Funds had any borrowings under the facility.

Large Trade Notifications

The Transfer Agent may from time to time receive notice that an Authorized Intermediary has received an order for a large trade in a Portfolio’s shares. The Portfolio may determine to enter into portfolio transactions in anticipation of that order, even though the order will not be processed until the following business day. This practice provides for a closer correlation between the time shareholders place trade orders and the time a Portfolio enters into portfolio transactions based on those orders, and permits the Portfolio to be more fully invested in investment securities, in the case of purchase orders, and to more orderly liquidate their investment positions, in the case of redemption orders. On the other hand, the Authorized Institution or other financial intermediary may not ultimately process the order. In this case, the Portfolio may be required to borrow assets to settle the portfolio transactions entered into in anticipation of that order, and would therefore incur borrowing costs. The Portfolio may also suffer investment losses on those portfolio transactions. Conversely, the Portfolio would benefit from any earnings and investment gains resulting from such portfolio transactions.

Corporate Actions

From time to time, the issuer of a security held in an Underlying Fund’s portfolio may initiate a corporate action relating to that security. Corporate actions relating to equity securities may include, among others, an offer to purchase new shares, or to tender existing shares, of that security at a certain price. Corporate actions relating to debt securities may include, among others, an offer for early redemption of the debt security, or an offer to convert the debt security into stock. Certain corporate actions are voluntary, meaning that an Underlying Fund may only participate in the corporate action if it elects to do so in a timely fashion. Participation in certain corporate actions may enhance the value of an Underlying Fund’s investment portfolio.

In cases where an Underlying Fund or its Investment Adviser receives sufficient advance notice of a voluntary corporate action, the Investment Adviser will exercise its discretion, in good faith, to determine whether the Fund will participate in that corporate action. If an Underlying Fund or its Investment Adviser does not receive sufficient advance notice of a voluntary corporate action, the Underlying Fund may not be able to timely elect to participate in that corporate action. Participation or lack of participation in a voluntary corporate action may result in a negative impact on the value of the Underlying Fund’s investment portfolio.

OTHER INFORMATION REGARDING MAXIMUM SALES CHARGE, PURCHASES,

REDEMPTIONS, EXCHANGES AND DIVIDENDS

(Class A Shares Only)

The following information supplements the information in the Prospectus under the captions “Shareholder Guide” and “Dividends.” Please see the Prospectus for more complete information.

Maximum Sales Charges

Class A Shares of each Portfolio are sold with a maximum sales charge of 5.5%. Using the offering price as of August 31, 2012, the maximum offering price of the Class A Shares of each Portfolio’s Class A Shares would be as follows:

Portfolio	Net Asset Value	Maximum Sales Charge	Offering Price to Public
TAG	$9.78	5.5%	$10.35
EDGE	9.73	5.5%	10.30

The actual sales charge that is paid by an investor on the purchase of Class A Shares may differ slightly from the sales charge listed above or in a Portfolio’s Prospectus due to rounding in the calculations. For example, the sales load disclosed above and in the Portfolios’ Prospectus is only shown to one decimal place (i.e., 5.5%). The actual sales charge that is paid by an investor will be rounded to two decimal places. As a result of such rounding in the calculations, the actual sales load paid by an investor may be somewhat greater (e.g., 5.53%) or somewhat lesser (e.g., 5.48%) than that listed above or in the Prospectus. Contact your financial advisor for further information.

Other Purchase Information/Sales Charge Waivers

At the discretion of the Trust’s officers and in addition to the NAV purchases permitted in a Portfolio’s Prospectus, Class A Shares of the Portfolios may also be sold at NAV without payment of any sales charge for shares purchased through certain Section 401(k), profit sharing, money purchase pension, tax-sheltered annuity, defined benefit pension, or other employee benefit (including health savings accounts) or SIMPLE plans that are sponsored by one or more employers (including governmental or church employers) or employee organizations investing in the Portfolios.

Certain Goldman Sachs sponsored or partnered retirement platforms (specifically, GS Retirement Plan Plus and Goldman Sachs 401(k) Program) will be eligible to purchase Class A Shares of the Funds of the Trust without a front-end sales charge.

In addition, certain former shareholders of certain funds (e.g., funds of AXA Enterprise Funds Trust, AXA Enterprise Multimanager Funds Trust, and The Enterprise Group of Funds, Inc., and the Signal Funds of The Coventry Group) (the “Acquired Funds”) who (i) received shares of a Goldman Sachs Fund in connection with a reorganization of an Acquired Fund into a Goldman Sachs Fund, (ii) had previously qualified for purchases of Class A shares of the Acquired Funds without the imposition of a sales load under the guidelines of the applicable

Acquired Fund family, and (iii) as of August 24, 2012 held their Goldman Sachs Fund shares directly with the Goldman Sachs Funds’ Transfer Agent, are permitted to purchase Class A Shares of a Goldman Sachs Fund without the imposition of a front-end sales load as long as they continue to hold the shares directly at the Transfer Agent.

If shares of a Portfolio are held in an account with an Authorized Institution, all recordkeeping, transaction processing and payments of distributions relating to the beneficial owner’s account will be performed by the Authorized Institution, and not by the Portfolio and its transfer agent. Because the Portfolios will have no record of the beneficial owner’s transactions, a beneficial owner should contact the Authorized Institution to purchase, redeem or exchange shares, to make changes in or give instructions concerning the account or to obtain information about the account. The transfer of shares in a “street name” account to an account with another dealer or to an account directly with the Portfolio involves special procedures and will require the beneficial owner to obtain historical purchase information about the shares in the account from the Authorized Intermediary.

Right of Accumulation — (Class A)

A Class A shareholder qualifies for cumulative quantity discounts if the current purchase price of the new investment plus the shareholder’s current holdings of existing Class A Shares (acquired by purchase or exchange) of a Portfolio and Class A Shares of any other Goldman Sachs Fund total the requisite amount for receiving a discount. For example, if a shareholder owns shares with a current market value of $65,000 and purchases additional Class A Shares of any Goldman Sachs Fund with a purchase price of $45,000, the sales charge for the $45,000 purchase would be 3.75% (the rate applicable to a single purchase of $100,000 but less than $250,000). Class A Shares of the Portfolios and any other Goldman Sachs Fund purchased (i) by an individual, his spouse, his parents and his children, and (ii) by a trustee, guardian or other fiduciary of a single trust estate or a single fiduciary account, will be combined for the purpose of determining whether a purchase will qualify for such right of accumulation and, if qualifying, the applicable sales charge level. For purposes of applying the right of accumulation, shares of the Portfolios and any other Goldman Sachs Fund purchased by an existing client of Goldman Sachs Wealth Management or GS Ayco Holding LLC will be combined with Class A, Class B and/or Class C Shares and other assets held by all other Goldman Sachs Wealth Management accounts or accounts of GS Ayco Holding LLC, respectively. In addition, Class A Shares of the Portfolios and Class A, Class B and/or Class C Shares of any other Goldman Sachs Fund purchased by partners, directors, officers or employees of the same business organization, groups of individuals represented by and investing on the recommendation of the same accounting firm, certain affinity groups or other similar organizations (collectively, “eligible persons”) may be combined for the purpose of determining whether a purchase will qualify for the right of accumulation and, if qualifying, the applicable sales charge level. This right of accumulation is subject to the following conditions: (i) the business organization’s, group’s or firm’s agreement to cooperate in the offering of the Portfolios’ shares to eligible persons; and (ii) notification to the relevant Portfolio at the time of purchase that the investor is eligible for this right of accumulation. In addition, in connection with SIMPLE IRA accounts, cumulative quantity discounts are available on a per plan basis if (i) your employee has been assigned a cumulative discount number by Goldman Sachs; and (ii) your account, alone or in combination with the accounts of other plan participants also invested in Class A, Class B and/or Class C Shares of the Goldman Sachs Funds, totals the requisite aggregate amount as described in the Prospectus.

Statement of Intention — (Class A)

If a shareholder anticipates purchasing at least $50,000 or more of Class A Shares of a Portfolio alone or in combination with Class A Shares of any other Goldman Sachs Fund within a 13-month period, the shareholder may purchase shares of the Portfolio at a reduced sales charge by submitting a Statement of Intention (the “Statement”). Shares purchased pursuant to a Statement will be eligible for the same sales charge discount that would have been available if all of the purchases had been made at the same time. The shareholder or his or her Authorized Institution must inform Goldman Sachs that the Statement is in effect each time shares are purchased. There is no obligation to purchase the full amount of shares indicated in the Statement. A shareholder may include the value of all Class A Shares on which a sales charge has previously been paid as an “accumulation credit” toward the completion of the Statement, but a price readjustment will be made only on Class A Shares purchased within ninety (90) days before submitting the Statement. The Statement authorizes the transfer agent to hold in escrow a sufficient number of shares which can be redeemed to make up any difference in the sales charge on the amount actually invested. For purposes of satisfying the amount specified on the Statement, the gross amount of each investment, exclusive of any appreciation on shares previously purchased, will be taken into account. The provisions applicable to the Statement, and the terms of the related escrow agreement, are set forth in Appendix C to this SAI.

Cross-Reinvestment of Dividends and Distributions

Shareholders may receive dividends and distributions in additional shares of the same class of the Portfolio or may elect to receive them in cash or shares of the same class of other Goldman Sachs Funds, or Service Shares of the Goldman Sachs Financial Square Prime Obligations Fund, if they hold Class A Shares of Goldman Sachs Financial Square Prime Obligations Fund.

Portfolio shareholder should obtain and read the prospectus relating to any other Goldman Sachs Fund and its shares and consider its investment objective, policies and applicable fees before electing cross-reinvestment into that Fund. The election to cross-reinvest dividends and capital gain distributions will not affect the tax treatment of such dividends and distributions, which will be treated as received by the shareholder and then used to purchase shares of the acquired fund. Such reinvestment of dividends and distributions in shares of other Goldman Sachs Funds is available only in states where such reinvestment may legally be made.

Automatic Exchange Program

A Portfolio shareholder may elect to exchange automatically a specified dollar amount of shares of a Portfolio for shares of the same class or an equivalent class of another Goldman Sachs Fund provided the minimum initial investment requirement has been satisfied. A Portfolio shareholder should obtain and read the prospectus relating to any other Goldman Sachs Fund and its shares and consider its investment objective, policies and applicable fees and expenses before electing an automatic exchange into that Goldman Sachs Fund.

Exchanges from Collective Investment Trusts to Goldman Sachs Funds

The Investment Adviser manages a number of collective investment trusts that hold assets of 401(k) plans and other retirement plans (each, a “Collective Investment Trust”). An investor in a Collective Investment Trust (or an Intermediary acting on behalf of the investor) may elect to exchange some or all of the interests it holds in a Collective Investment Trust for shares of one or more of the Goldman Sachs Funds. Generally speaking, Rule 22c-l under the Act requires a purchase order for shares of a Goldman Sachs Fund to be priced based on the current NAV of the Goldman Sachs Fund that is next calculated after receipt of the purchase order. A Goldman Sachs Fund will treat a purchase order component of an exchange from an investor in a Collective Investment Trust as being received in good order at the time it is communicated to an Intermediary or the Transfer Agent, if the amount of shares to be purchased is expressed as a percentage of the value of the investor’s interest in a designated Collective Investment Trust that it is contemporaneously redeeming (e.g., if the investor communicates a desire to exchange 100% of its interest in a Collective Investment Trust for shares of a Goldman Sachs Fund). The investor’s purchase price and the number of Goldman Sachs Fund shares it will acquire will therefore be calculated as of the pricing of the Collective Investment Trust on the day of the purchase order. Such an order will be deemed to be irrevocable as of the time the Goldman Sachs Fund’s NAV is next calculated after receipt of the purchase order. An investor should obtain and read the prospectus relating to any Goldman Sachs Fund and its shares and consider its investment objective, policies and applicable fees and expenses before electing an exchange into that Goldman Sachs Fund. For federal income tax purposes, an exchange of interests in a Collective Investment Trust for shares of a Goldman Sachs Fund may be subject to tax, and you should consult your tax adviser concerning the tax consequences of an exchange.

Systematic Withdrawal Plan

A systematic withdrawal plan (the “Systematic Withdrawal Plan”) is available to shareholders of a Portfolio whose shares are worth at least $5,000. The Systematic Withdrawal Plan provides for monthly payments to the participating shareholder of any amount not less than $50.

Dividends and capital gain distributions on shares held under the Systematic Withdrawal Plan are reinvested in additional full and fractional shares of the applicable Portfolio at net asset value. The transfer agent acts as agent for the shareholder in redeeming sufficient full and fractional shares to provide the amount of the systematic withdrawal payment. The Systematic Withdrawal Plan may be terminated at any time. Goldman Sachs reserves the right to initiate a fee of up to $5 per withdrawal, upon thirty (30) days written notice to the shareholder. Withdrawal payments should not be considered to be dividends, yield or income. If periodic withdrawals continuously exceed new purchases and reinvested dividends and capital gains distributions, the shareholder’s original investment will be correspondingly reduced and ultimately exhausted. The maintenance of a withdrawal plan concurrently with purchases of additional Class A Shares would be disadvantageous because of the sales charge imposed on purchases of Class A Shares or the imposition of a CDSC on redemptions, of Class A Shares. The CDSC applicable to Class A Shares redeemed under a Systematic Withdrawal Plan may be waived. See “Shareholder Guide” in the Prospectus. In addition, each withdrawal constitutes a redemption of shares, and any gain or loss realized must be reported for federal and state income tax purposes. A shareholder should consult his or her own tax adviser with regard to the tax consequences of participating in the Systematic Withdrawal Plan. For further information or to request a Systematic Withdrawal Plan, please write or call the Transfer Agent.

DISTRIBUTION AND SERVICE PLAN

(Class A Shares Only)

As described in the Prospectus, the Trust has adopted, on behalf of Class A Shares of each Portfolio, a distribution and service plan (the “Plan”). See “Shareholder Guide—Distribution and Service Fees” in the Prospectus. The distribution fees payable under the Plan is subject to Rule 12b-l under the Act and finance distribution and other services that are provided to investors in the Portfolios. In addition, the distribution fees payable under the Plan may be used to assist the Portfolios in reaching and maintaining asset levels that are efficient for the Portfolios’ operations and investments.

The Plan for the Portfolios was most recently approved on June 13, 2012 by a majority vote of the Trustees of the Trust, including a majority of the non-interested Trustees of the Trust who have no direct or indirect financial interest in the Plan, cast in person at a meeting called for the purpose of approving the Plan.

The compensation for distribution services payable under the Plan to Goldman Sachs may not exceed 0.25% per annum of a Portfolio’s average daily net assets attributable to Class A Shares of such Portfolio. With respect to Class A Shares, the distributor at its discretion may use compensation for distribution services paid under the Plan for personal and account maintenance services and expenses so long as such total compensation under the Plan does not exceed the maximum cap on “service fees” imposed by FINRA.

The Plan is a compensation plan which provides for the payment of a specified fee without regard to the expenses actually incurred by Goldman Sachs. If such fee exceeds Goldman Sachs’ expenses, Goldman Sachs may realize a profit from these arrangements. The distribution fees received by Goldman Sachs under the Plan and CDSCs on Class A Shares may be sold by Goldman Sachs as distributor to entities which provide financing for payments to Authorized Institutions in respect of sales of Class A Shares. To the extent such fees are not paid to such institutions, Goldman Sachs may retain such fees as compensation for its services and expenses of distributing the Portfolios’ Class A Shares.

Under the Plan, Goldman Sachs, as distributor of each Portfolio’s Class A Shares, will provide to the Trustees of the Trust for their review, and the Trustees of the Trust will review at least quarterly, a written report of the services provided and amounts expended by Goldman Sachs under the Plan and the purposes for which such services were performed and expenditures were made.

The Plan will remain in effect until June 30, 2013 and from year to year thereafter, provided that such continuance is approved annually by a majority vote of the Trustees of the Trust, including a majority of the non-interested Trustees of the Trust who have no direct or indirect financial interest in the Plan. The Plan may not be amended to increase materially the amount of distribution compensation described therein without approval of a majority of the outstanding Class A Shares of the affected Portfolio and affected share class, but may be amended without shareholder approval to increase materially the amount of non-distribution compensation. All material amendments of the Plan must also be approved by the Trustees of the Trust in the manner described above. The Plan may be terminated at any time as to any Portfolio without payment of any penalty by a vote of a majority of the non-interested Trustees of the Trust or by vote of a majority of the outstanding Class A Shares of the affected Portfolio and affected share class. If the Plan were terminated by the Trustees of the Trust and no successor plan were adopted, the Portfolio would cease to make payments to Goldman Sachs under the Plan and Goldman Sachs would be unable to recover the amount of any of its unreimbursed expenditures. So long as the Plan is in effect, the selection and nomination of non-interested Trustees of the Trust will be committed to the discretion of the non-interested Trustees of the Trust. The Trustees of the Trust have determined that in their judgment there is a reasonable likelihood that the Plans will benefit each Portfolio and its Class A Shareholders.

For the fiscal years ended August 31, 2012, August 31, 2011 and August 31, 2010, the distribution and service fees paid by each Portfolio pursuant to the Class A Share Plans were as follows:

	For Fiscal Year Ended August 31, 2012	For Fiscal Year Ended August 31, 2011	For the Period Year Ended August 31, 2010
Portfolio
TAG	$565,969	$529,215	$410,550
EDGE	282,093	227,736	117,431

During the fiscal year ended August 31, 2012, Goldman Sachs incurred the following expenses in connection with distribution under the Class A Plan of the Portfolios:

Fiscal Year Ended August 31, 2012:	Compensation to Dealers[1]	Compensation and Expenses of the Distributor & Its Sales Personnel	Allocable Overhead, Telephone and Travel Expenses	Printing and Mailing of Prospectuses to Other than Current Shareholders	Preparation and Distribution of Sales Literature and Advertising	Total
Portfolio:
TAG	$3,760	$379,328	$452,243	$45,282	$75,660	$956,272
EDGE	957	213,746	250,788	25,111	41,957	532,558

[1]

Advance commissions paid to dealers of 1% on Class A Shares are considered deferred assets which are amortized over a period of one year or until redemption; amounts presented above reflect amortization expense recorded during the period presented in addition to payments remitted directly to dealers.

APPENDIX A

DESCRIPTION OF SECURITIES RATINGS

Short-Term Credit Ratings

A Standard & Poor’s short-term issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard & Poor’s for short-term issues:

“A-1” – A short-term obligation rated “A-1” is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

“A-2” – A short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

“A-3” – A short-term obligation rated “A-3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

“B” – A short-term obligation rated “B” is regarded as having significant speculative characteristics. Ratings of “B-1”, “B-2”, and “B-3” may be assigned to indicate finer distinctions within the “B” category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

“B-1” – A short-term obligation rated “B-1” is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

“B-2” – A short-term obligation rated “B-2” is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

“B-3” – A short-term obligation rated “B-3” is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

“C” – A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

“D” – A short-term obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Local Currency and Foreign Currency Risks — Country risk considerations are a standard part of Standard & Poor’s analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor’s capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government’s own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign Currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

1-A

Moody’s Investors Service (“Moody’s”) short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

“P-1” – Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

“P-2” – Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

“P-3” – Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

“NP” – Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Fitch, Inc. / Fitch Ratings Ltd. (“Fitch”) short-term ratings scale applies to foreign currency and local currency ratings. A short-term rating has a time horizon of less than 13 months for most obligations, or up to three years for U.S. public finance, in line with industry standards, to reflect unique risk characteristics of bond, tax, and revenue anticipation notes that are commonly issued with terms up to three years. Short-term ratings thus place greater emphasis on the liquidity necessary to meet financial commitments in a timely manner. The following summarizes the rating categories used by Fitch for short-term obligations:

“F1” – Securities possess the highest credit quality. This designation indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

“F2” – Securities possess good credit quality. This designation indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

“F3” – Securities possess fair credit quality. This designation indicates that the capacity for timely payment of financial commitments is adequate; however, near term adverse changes could result in a reduction to non investment grade.

“B” – Securities possess speculative credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near term adverse changes in financial and economic conditions.

“C” – Securities possess high default risk. Default is a real possibility. This designation indicates a capacity for meeting financial commitments which is solely reliant upon a sustained, favorable business and economic environment.

“D” – Indicates an entity or sovereign that has defaulted on all of its financial obligations.

“NR” – This designation indicates that Fitch does not publicly rate the associated issuer or issue.

“WD” – This designation indicates that the rating has been withdrawn and is no longer maintained by Fitch.

The following summarizes the ratings used by Dominion Bond Rating Service Limited (“DBRS”) for commercial paper and short-term debt:

“R-1 (high)” – Short-term debt rated “R-1 (high)” is of the highest credit quality, and indicates an entity possessing unquestioned ability to repay current liabilities as they fall due. Entities rated in this category normally maintain strong liquidity positions, conservative debt levels, and profitability that is both stable and above average. Companies achieving an “R-1 (high)” rating are normally leaders in structurally sound industry segments with proven track records, sustainable positive future results, and no substantial qualifying negative factors. Given the extremely tough definition DBRS has established for an “R-1 (high)”, few entities are strong enough to achieve this rating.

“R-1 (middle)” – Short-term debt rated “R-1 (middle)” is of superior credit quality and, in most cases, ratings in this category differ from “R-1 (high)” credits by only a small degree. Given the extremely tough definition DBRS has established for the “R-1 (high)” category, entities rated “R-1 (middle)” are also considered strong credits, and typically exemplify above average strength in key areas of consideration for the timely repayment of short-term liabilities.

2-A

“R-1 (low)” – Short-term debt rated “R-1 (low)” is of satisfactory credit quality. The overall strength and outlook for key liquidity, debt and profitability ratios are not normally as favorable as with higher rating categories, but these considerations are still respectable. Any qualifying negative factors that exist are considered manageable, and the entity is normally of sufficient size to have some influence in its industry.

“R-2 (high)” – Short-term debt rated “R-2 (high)” is considered to be at the upper end of adequate credit quality. The ability to repay obligations as they mature remains acceptable, although the overall strength and outlook for key liquidity, debt, and profitability ratios is not as strong as credits rated in the “R-1 (low)” category. Relative to the latter category, other shortcomings often include areas such as stability, financial flexibility, and the relative size and market position of the entity within its industry.

“R-2 (middle)” – Short-term debt rated “R-2 (middle)” is considered to be of adequate credit quality. Relative to the “R-2 (high)” category, entities rated “R-2 (middle)” typically have some combination of higher volatility, weaker debt or liquidity positions, lower future cash flow capabilities, or are negatively impacted by a weaker industry. Ratings in this category would be more vulnerable to adverse changes in financial and economic conditions.

“R-2 (low)” – Short-term debt rated “R-2 (low)” is considered to be at the lower end of adequate credit quality, typically having some combination of challenges that are not acceptable for an “R-2 (middle)” credit. However, “R-2 (low)” ratings still display a level of credit strength that allows for a higher rating than the “R-3” category, with this distinction often reflecting the issuer’s liquidity profile.

“R-3” – Short-term debt rated “R-3” is considered to be at the lowest end of adequate credit quality, one step up from being speculative. While not yet defined as speculative, the “R-3” category signifies that although repayment is still expected, the certainty of repayment could be impacted by a variety of possible adverse developments, many of which would be outside the issuer’s control. Entities in this area often have limited access to capital markets and may also have limitations in securing alternative sources of liquidity, particularly during periods of weak economic conditions.

“R-4” – Short-term debt rated “R-4” is speculative. “R-4” credits tend to have weak liquidity and debt ratios, and the future trend of these ratios is also unclear. Due to its speculative nature, companies with “R-4” ratings would normally have very limited access to alternative sources of liquidity. Earnings and cash flow would typically be very unstable, and the level of overall profitability of the entity is also likely to be low. The industry environment may be weak, and strong negative qualifying factors are also likely to be present.

“R-5” – Short-tern debt rated “R-5” is highly speculative. There is a reasonably high level of uncertainty as to the ability of the entity to repay the obligations on a continuing basis in the future, especially in periods of economic recession or industry adversity. In some cases, short term debt rated “R-5” may have challenges that if not corrected, could lead to default.

“D” – A security rated “D” implies the issuer has either not met a scheduled payment or the issuer has made it clear that it will be missing such a payment in the near future. In some cases, DBRS may not assign a “D” rating under a bankruptcy announcement scenario, as allowances for grace periods may exist in the underlying legal documentation. Once assigned, the “D” rating will continue as long as the missed payment continues to be in arrears, and until such time as the rating is discontinued or reinstated by DBRS.

Long-Term Credit Ratings

The following summarizes the ratings used by Standard & Poor’s for long-term issues:

“AAA” – An obligation rated “AAA” has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

“AA” – An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

“A” – An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

3-A

“BBB” – An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated “BB,” “B,” “CCC,” “CC” and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

“BB” – An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

“B” – An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB,” but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

“CCC” – An obligation rated “CCC” is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

“CC” – An obligation rated “CC” is currently highly vulnerable to nonpayment.

“C” – A “C” rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the ‘C’ rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms.

“D” – An obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus (-) – The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

“NR” – This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Local Currency and Foreign Currency Risks — Country risk considerations are a standard part of Standard & Poor’s analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor’s capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government’s own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

The following summarizes the ratings used by Moody’s for long-term debt:

“Aaa” – Obligations rated “Aaa” are judged to be of the highest quality, with minimal credit risk.

“Aa” – Obligations rated “Aa” are judged to be of high quality and are subject to very low credit risk.

“A” – Obligations rated “A” are considered upper-medium grade and are subject to low credit risk.

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“Baa” – Obligations rated “Baa” are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

“Ba” – Obligations rated “Ba” are judged to have speculative elements and are subject to substantial credit risk.

“B” – Obligations rated “B” are considered speculative and are subject to high credit risk.

“Caa” – Obligations rated “Caa” are judged to be of poor standing and are subject to very high credit risk.

“Ca” – Obligations rated “Ca” are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

“C” – Obligations rated “C” are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from “Aa” through “Caa.” The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

The following summarizes long-term ratings used by Fitch:

“AAA” – Securities considered to be of the highest credit quality. “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

“AA” – Securities considered to be of very high credit quality. “AA” ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

“A” – Securities considered to be of high credit quality. “A” ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

“BBB” – Securities considered to be of good credit quality. “BBB” ratings indicate that there is currently expectations of low credit risk. The capacity for payment of financial commitments is considered adequate but adverse changes in circumstances and economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

“BB” – Securities considered to be speculative. “BB” ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

“B” – Securities considered to be highly speculative. For issuers and performing obligations, “B” ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment. For individual obligations, may indicate distressed or defaulted obligations with potential for extremely high recoveries. Such obligations would possess a Recovery Rating of “RR1” (outstanding).

“CCC” – For issuers and performing obligations, default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic conditions. For individual obligations, may indicate distressed or defaulted obligations with potential for average to superior levels of recovery. Differences in credit quality may be denoted by plus/minus distinctions. Such obligations typically would possess a Recovery Rating of “RR2” (superior), or “RR3” (good) or “RR4” (average).

“CC” – For issuers and performing obligations, default of some kind appears probable. For individual obligations, may indicate distressed or defaulted obligations with a Recovery Rating of “RR4” (average) or “RR5” (below average).

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“C” – For issuers and performing obligations, default is imminent. For individual obligations, may indicate distressed or defaulted obligations with potential for below-average to poor recoveries. Such obligations would possess a Recovery Rating of “RR6” (poor).

“RD” – Indicates an entity that has failed to make due payments (within the applicable grace period) on some but not all material financial obligations, but continues to honor other classes of obligations.

“D” – Indicates an entity or sovereign that has defaulted on all of its financial obligations.

Plus (+) or minus (-) may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the “AAA” category or to categories below “CCC”.

“NR” – Denotes that Fitch does not publicly rate the associated issue or issuer.

“WD” – Indicates that the rating has been withdrawn and is no longer maintained by Fitch.

The following summarizes the ratings used by DBRS for long-term debt:

“AAA” — Long-term debt rated “AAA” is of the highest credit quality, with exceptionally strong protection for the timely repayment of principal and interest. Earnings are considered stable, the structure of the industry in which the entity operates is strong, and the outlook for future profitability is favorable. There are few qualifying factors present that would detract from the performance of the entity. The strength of liquidity and coverage ratios is unquestioned and the entity has established a credible track record of superior performance. Given the extremely high standard that DBRS has set for this category, few entities are able to achieve a “AAA” rating.

“AA” – Long-term debt rated “AA” is of superior credit quality, and protection of interest and principal is considered high. In many cases they differ from long-term debt rated “AAA” only to a small degree. Given the extremely restrictive definition DBRS has for the “AAA” category, entities rated “AA” are also considered to be strong credits, typically exemplifying above-average strength in key areas of consideration and unlikely to be significantly affected by reasonably foreseeable events.

“A” – Long-term debt rated “A” is of satisfactory credit quality. Protection of interest and principal is still substantial, but the degree of strength is less than that of “AA” rated entities. While “A” is a respectable rating, entities in this category are considered to be more susceptible to adverse economic conditions and have greater cyclical tendencies than higher-rated securities.

“BBB” – Long-term debt rated “BBB” is of adequate credit quality. Protection of interest and principal is considered acceptable, but the entity is fairly susceptible to adverse changes in financial and economic conditions, or there may be other adverse conditions present which reduce the strength of the entity and its rated securities.

“BB” – Long-term debt rated “BB” is defined to be speculative and non-investment grade, where the degree of protection afforded interest and principal is uncertain, particularly during periods of economic recession. Entities in the “BB” range typically have limited access to capital markets and additional liquidity support. In many cases, deficiencies in critical mass, diversification, and competitive strength are additional negative considerations.

“B” – Long-term debt rated “B” is considered highly speculative and there is a reasonably high level of uncertainty as to the ability of the entity to pay interest and principal on a continuing basis in the future, especially in periods of economic recession or industry adversity.

“CCC”, CC” and “C” – Long-term debt rated in any of these categories is very highly speculative and is in danger of default of interest and principal. The degree of adverse elements present is more severe than long-term debt rated “B.” Long-term debt rated below “B” often have features which, if not remedied, may lead to default. In practice, there is little difference between these three categories, with “CC” and “C” normally used for lower ranking debt of companies for which the senior debt is rated in the “CCC” to “B” range.

“D” – A security rated “D” implies the issuer has either not met a scheduled payment of interest or principal or that the issuer has made it clear that it will miss such a payment in the near future. In some cases, DBRS may not assign a “D”

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rating under a bankruptcy announcement scenario, as allowances for grace periods may exist in the underlying legal documentation. Once assigned, the “D” rating will continue as long as the missed payment continues to be in arrears, and until such time as the rating is discontinued or reinstated by DBRS.

(“high”, “low”) – Each rating category is denoted by the subcategories “high” and “low”. The absence of either a “high” or “low” designation indicates the rating is in the “middle” of the category. The “AAA” and “D” categories do not utilize “high”, “middle”, and “low” as differential grades.

Municipal Note Ratings

A Standard & Poor’s U.S. municipal note rating reflects the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

•	Amortization schedule-the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

•	Source of payment-the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note. Note rating symbols are as follows:

“SP-1” – The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay debt service are given a plus (+) designation.

“SP-2” – The issuers of these municipal notes exhibit a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

“SP-3” – The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

Moody’s uses three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (“MIG”) and are divided into three levels – “MIG-1” through “MIG-3”. In addition, those short-term obligations that are of speculative quality are designated “SG”, or speculative grade. MIG ratings expire at the maturity of the obligation. The following summarizes the ratings used by Moody’s for these short-term obligations:

“MIG-1” – This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

“MIG-2” – This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

“MIG-3” – This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

“SG” – This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

In the case of variable rate demand obligations (“VRDOs”), a two-component rating is assigned; a long- or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of the degree of risk associated with the ability to receive purchase price upon demand (“demand feature”), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or “VMIG” rating.

When either the long- or short-term aspect of a VRDO is not rated, that piece is designated “NR”, e.g., “Aaa/NR” or “NR/VMIG-1”.

VMIG rating expirations are a function of each issue’s specific structural or credit features.

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“VMIG-1” – This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“VMIG-2” – This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“VMIG-3” – This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“SG” – This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

Fitch uses the same ratings for municipal securities as described above for other short-term credit ratings.

About Credit Ratings

A Standard & Poor’s issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

Moody’s credit ratings must be construed solely as statements of opinion and not as statements of fact or recommendations to purchase, sell or hold any securities.

Fitch’s credit ratings provide an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations. Fitch credit ratings are used by investors as indications of the likelihood of receiving their money back in accordance with the terms on which they invested. Fitch’s credit ratings cover the global spectrum of corporate, sovereign (including supranational and sub-national), financial, bank, insurance, municipal and other public finance entities and the securities or other obligations they issue, as well as structured finance securities backed by receivables or other financial assets.

DBRS credit ratings are not buy, hold or sell recommendations, but rather the result of qualitative and quantitative analysis focusing solely on the credit quality of the issuer and its underlying obligations.

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APPENDIX B

Effective: March 2013

GSAM Proxy Voting Guidelines Summary

The following is a summary of the material GSAM Proxy Voting Guidelines (the “Guidelines”), which form the substantive basis of GSAM’s Policy on Proxy Voting for Client Accounts (“Policy”). As described in the main body of the Policy, one or more GSAM portfolio management teams may diverge from the Guidelines and a related Recommendation on any particular proxy vote or in connection with any individual investment decision in accordance with the Policy.

A.	US proxy items:

1.	Operational Items	page 1-B
2.	Board of Directors	page 2-B
3.	Executive Compensation	page 4-B
4.	Proxy Contests and Access	page 6-B
5.	Shareholder Rights and Defenses	page 8-B
6.	Mergers and Corporate Restructurings	page 9-B
7.	State of Incorporation	page 9-B
8.	Capital Structure	page 9-B
9.	Corporate Social Responsibility (CSR)/Environmental, Social, Governance (ESG) Issues	page 10-B

B.	Non-U.S. proxy items:

1.	Operational Items	page 11-B
2.	Board of Directors	page 13-B
3.	Compensation	page 15-B
4.	Board Structure	page 15-B
5.	Capital Structure	page 16-B
6.	Mergers and Corporate Restructurings & Other	page 17-B
7.	Corporate Social Responsibility (CSR)/Environmental, Social, Governance (ESG) Issues	page 18-B

U.S. Proxy Items

The following section is a summary of the Guidelines, which form the substantive basis of the Policy with respect to U.S. public equity investments.

1.	Operational Items

Auditor Ratification

Vote FOR proposals to ratify auditors, unless any of the following apply within the last year:

•	An auditor has a financial interest in or association with the company, and is therefore not independent;

•	There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position;

•	Poor accounting practices are identified that rise to a serious level of concern, such as: fraud; misapplication of GAAP; or material weaknesses identified in Section 404 disclosures; or

•	Fees for non-audit services are excessive.

Non-audit fees are excessive if:

1-B

•	Non-audit fees exceed audit fees + audit-related fees + tax compliance/preparation fees.

Vote CASE-BY-CASE on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services or asking for audit firm rotation.

2.	Board of Directors

The Board of Directors should promote the interests of shareholders by acting in an oversight and/or advisory role; the board should consist of a majority of independent directors and should be held accountable for actions and results related to their responsibilities. When evaluating board composition, GSAM believes a diversity of ethnicity, gender and experience is an important consideration.

Classification of Directors

Where applicable, the New York Stock Exchange or NASDAQ Listing Standards definition is to be used to classify directors as insiders or affiliated outsiders. General definitions are as follows:

•	Inside Director

•	Employee of the company or one of its affiliates

•	Among the five most highly paid individuals (excluding interim CEO)

•	Listed as an officer as defined under Section 16 of the Securities and Exchange Act of 1934

•	Current interim CEO

•	Beneficial owner of more than 50 percent of the company’s voting power (this may be aggregated if voting power is distributed among more than one member of a defined group)

•	Affiliated Outside Director

•	Board attestation that an outside director is not independent

•	Former CEO or other executive of the company within the last 3 years

•	Former CEO or other executive of an acquired company within the past three years

•	Independent Outside Director

•	No material connection to the company other than a board seat

Additionally, GSAM will consider compensation committee interlocking directors to be affiliated (defined as CEOs who sit on each other’s compensation committees).

Voting on Director Nominees in Uncontested Elections

Vote on director nominees should be determined on a CASE-BY-CASE basis.

Vote AGAINST or WITHHOLD from individual directors who:

•	Attend less than 75 percent of the board and committee meetings without a disclosed valid excuse for each of the last two years;

•	Sit on more than six public company boards;

•	Are CEOs of public companies who sit on the boards of more than two public companies besides their own— withhold only at their outside boards.

Other items considered for an AGAINST vote include specific concerns about the individual or the company, such as criminal wrongdoing or breach of fiduciary responsibilities, sanctions from government or authority, violations of laws and regulations, or other issues related to improper business practice.

Vote AGAINST or WITHHOLD from Inside Directors and Affiliated Outside Directors (per the Classification of Directors above) when:

2-B

•	The inside or affiliated outside director serves on the audit, compensation, or nominating (vote against affiliated directors only for nominating) committees;

•

The company lacks an audit compensation, or nominating (vote against affiliated directors only for nominating) committee so that the full board functions as that committee and insiders are participating in voting on matters that independent committees should be voting on;

•

The full board is less than majority independent (in this case withhold from affiliated outside directors); at controlled companies, GSAM will vote against the election of affiliated outsiders and nominees affiliated with the parent and will not vote against the executives of the issuer.

Vote AGAINST or WITHHOLD from members of the appropriate committee for the following reasons (or independent Chairman or lead director in cases of a classified board and members of appropriate committee are not up for reelection). Extreme cases may warrant a vote against the entire board.

•	Material failures of governance, stewardship, or fiduciary responsibilities at the company;

•

Egregious actions related to the director(s)’ service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company;

•

At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the underlying issue(s) that caused the high withhold/against vote (members of the Nominating or Governance Committees);

•

The board failed to act on a shareholder proposal that received approval of the majority of shares cast for the previous two consecutive years (a management proposal with other than a FOR recommendation by management will not be considered as sufficient action taken); an adopted proposal that is substantially similar to the original shareholder proposal will be deemed sufficient; (vote against members of the committee of the board that is responsible for the issue under consideration). If GSAM did not support the shareholder proposal in both years, GSAM will still vote against the committee member (s).

Vote AGAINST or WITHHOLD from the members of the Audit Committee if:

•	The non-audit fees paid to the auditor are excessive;

•	The company receives an adverse opinion on the company’s financial statements from its auditor; or

•

There is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Vote CASE-BY-CASE on members of the Audit Committee and/or the full board if poor accounting practices, which rise to a level of serious concern are identified, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures.

Examine the severity, breadth, chronological sequence and duration, as well as the company’s efforts at remediation or corrective actions in determining whether negative vote recommendations are warranted against the members of the Audit Committee who are responsible for the poor accounting practices, or the entire board.

See section 3 on executive and director compensation for reasons to withhold from members of the Compensation Committee.

In limited circumstances, GSAM may vote AGAINST or WITHHOLD from all nominees of the board of directors (except from new nominees who should be considered on a CASE-BY-CASE basis and except as discussed below) if:

•

The company’s poison pill has a dead-hand or modified dead-hand feature for two or more years. Vote against/withhold every year until this feature is removed; however, vote against the poison pill if there is one on the ballot with this feature rather than the director;

•

The board adopts or renews a poison pill without shareholder approval, does not commit to putting it to shareholder vote within 12 months of adoption (or in the case of an newly public company, does not commit to put the pill to a shareholder vote within 12 months following the IPO), or reneges on a commitment to put the pill to a vote, and has not yet received a withhold/against recommendation for this issue;

•	The board failed to act on takeover offers where the majority of the shareholders tendered their shares;

•	If in an extreme situation the board lacks accountability and oversight, coupled with sustained poor performance

3-B

relative to peers.

Shareholder proposal regarding Independent Chair (Separate Chair/CEO)

Vote on a CASE-BY-CASE basis.

GSAM will generally recommend a vote AGAINST shareholder proposals requiring that the chairman’s position be filled by an independent director, if the company satisfies 3 of the 4 following criteria:

•	Designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties;

•	Two-thirds independent board;

•	All independent key committees; or

•	Established, disclosed governance guidelines.

Shareholder proposal regarding board declassification

GSAM will generally vote FOR proposals requesting that the board adopt a declassified structure in the case of operating and holding companies.

Majority Vote Shareholder Proposals

GSAM will vote FOR proposals requesting that the board adopt majority voting in the election of directors provided it does not conflict with the state law where the company is incorporated.

GSAM also looks for companies to adopt a post-election policy outlining how the company will address the situation of a holdover director.

Cumulative Vote Shareholder Proposals

GSAM will generally support shareholder proposals to restore or provide cumulative voting unless:

•

The company has adopted majority vote standard with a carve-out for plurality voting in situations where there are more nominees than seats, and a director resignation policy to address failed elections.

3.	Executive Compensation

Pay Practices

Good pay practices should align management’s interests with long-term shareholder value creation. Detailed disclosure of compensation criteria is preferred; proof that companies follow the criteria should be evident and retroactive performance target changes without proper disclosure is not viewed favorably. Compensation practices should allow a company to attract and retain proven talent. Some examples of poor pay practices include: abnormally large bonus payouts without justifiable performance linkage or proper disclosure, egregious employment contracts, excessive severance and/or change in control provisions, repricing or replacing of underwater stock options/stock appreciation rights without prior shareholder approval, and excessive perquisites. A company should also have an appropriate balance of short-term vs. long-term metrics and the metrics should be aligned with business goals and objectives.

If the company maintains problematic or poor pay practices, generally vote first:

•	AGAINST Management Say on Pay (MSOP) Proposals or;

•	AGAINST an equity-based incentive plan proposal if excessive non-performance-based equity awards are the major contributor to a pay-for-performance misalignment, then;

4-B

•	If no MSOP or equity-based incentive plan proposal item is on the ballot, AGAINST/WITHHOLD from compensation committee members.

Equity Compensation Plans

Vote CASE-BY-CASE on equity-based compensation plans. Reasons to vote AGAINST the equity plan could include the following factors:

•	The plan is a vehicle for poor pay practices; or

•	The plan permits the repricing of stock options/stock appreciation rights (SARs) without prior shareholder approval; or

•	The company’s three year burn rate and Shareholder Value Transfer (SVT) calculations both materially exceed industry group metrics.

Advisory Vote on Executive Compensation (Say-on-Pay, MSOP) Management Proposals

Vote FOR annual frequency and AGAINST shareholder or management proposals asking for any frequency less than annual.

Vote CASE-BY-CASE on management proposals for an advisory vote on executive compensation. For U.S. companies, consider the following factors in the context of each company’s specific circumstances and the board’s disclosed rationale for its practices. In general more than one factor will need to be present in order to warrant a vote AGAINST.

Pay-for-Performance Disconnect:

•

GSAM will consider there to be a disconnect based on a quantitative assessment of the following: CEO pay vs. TSR and peers, CEO pay as a percentage of the median peer group or CEO pay vs. shareholder return over time.

Additional Factors Considered Include:

•	Boards responsiveness if company received 70% or less shareholder support in the previous years MSOP vote;

•	Abnormally large bonus payouts without justifiable performance linkage or proper disclosure;

•	Egregious employment contracts;

•	Excessive perquisites or excessive severance and/or change in control provisions;

•	Repricing or replacing of underwater stock options without prior shareholder approval;

•	Excessive executive pledging or hedging of stock by executives;

•	Egregious pension/SERP (supplemental executive retirement plan) payouts;

•	Extraordinary relocation benefits;

•	Internal pay disparity;

•	Depth of disclosure of compensation philosophy and goals and targets, including details on short-term and long-term performance incentives; and

•	Long-term equity based compensation is 100% time-based.

Other Compensation Proposals and Policies

Employee Stock Purchase Plans — Non-Qualified Plans

Vote CASE-BY-CASE on nonqualified employee stock purchase plans taking into account the following factors:

•	Broad-based participation;

•	Limits on employee contribution;

•	Company matching contribution; and

•	Presence of a discount on the stock price on the date of purchase.

5-B

Option Exchange Programs/Repricing Options

Vote CASE-BY-CASE on management proposals seeking approval to exchange/reprice options, taking into consideration:

•	Historic trading patterns—the stock price should not be so volatile that the options are likely to be back “in-the-money” over the near term;

•	Rationale for the re-pricing;

•	If it is a value-for-value exchange;

•	If surrendered stock options are added back to the plan reserve;

•	Option vesting;

•	Term of the option—the term should remain the same as that of the replaced option;

•	Exercise price—should be set at fair market or a premium to market;

•	Participants—executive officers and directors should be excluded.

Vote FOR shareholder proposals to put option repricings to a shareholder vote.

Other Shareholder Proposals on Compensation

Advisory Vote on Executive Compensation (Frequency on Pay)

Vote FOR annual frequency.

Stock retention holding period

Vote FOR Shareholder proposals asking for a policy requiring that senior executives retain a significant percentage of shares acquired through equity compensation programs if the policy allows retention for two years or less following the termination of their employment (through retirement or otherwise) and a holding threshold percentage of 50% or less.

Also consider:

•	Whether the company has any holding period, retention ratio, or officer ownership requirements in place.

Elimination of accelerated vesting in the event of a change in control

Vote AGAINST shareholder proposals seeking a policy eliminating the accelerated vesting of time-based equity awards in the event of a change in control.

Performance-based equity awards and pay-for-superior-performance proposals

Generally support unless there is sufficient evidence that the current compensation structure is already substantially performance-based. GSAM considers performance-based awards to include awards that are tied to shareholder return or other metrics that are relevant to the business.

Say on Supplemental Executive Retirement Plans (SERP)

Generally vote AGAINST proposals asking for shareholder votes on SERP.

4.	Proxy Contests and Access

Voting for Director Nominees in Contested Elections

Vote CASE-BY-CASE on the election of directors in contested elections, considering the following factors:

•	Long-term financial performance of the target company relative to its industry;

•	Management’s track record;

•	Background to the proxy contest;

6-B

•	Qualifications of director nominees (both slates);

•	Strategic plan of dissident slate and quality of critique against management;

•	Likelihood that the proposed goals and objectives can be achieved (both slates);

•	Stock ownership positions.

7-B

Proxy Access

Vote CASE-BY-CASE on shareholder or management proposals asking for open proxy access.

GSAM may support proxy access as an important right for shareholders and as an alternative to costly proxy contests and as a method for GSAM to vote for directors on an individual basis, as appropriate, rather than voting on one slate or the other. While this could be an important shareholder right, the following will be taken into account when evaluating the shareholder proposals:

•	The ownership thresholds, percentage and duration proposed (GSAM will not support if the ownership threshold is less than 3%);

•	The maximum proportion of directors that shareholders may nominate each year (GSAM will not support if the proportion of directors is greater than 25%); and

•	The method of determining which nominations should appear on the ballot if multiple shareholders submit nominations.

Reimbursing Proxy Solicitation Expenses

Vote CASE-BY-CASE on proposals to reimburse proxy solicitation expenses. When voting in conjunction with support of a dissident slate, vote FOR the reimbursement of all appropriate proxy solicitation expenses associated with the election.

5.	Shareholders Rights & Defenses

Shareholder Ability to Act by Written Consent

Generally vote FOR shareholder proposals that provide shareholders with the ability to act by written consent, unless:

•	The company already gives shareholders the right to call special meetings at a threshold of 25% or lower; and

•	The company has a history of strong governance practices.

Shareholder Ability to Call Special Meetings

Generally vote FOR management proposals that provide shareholders with the ability to call special meetings.

Generally vote FOR shareholder proposals that provide shareholders with the ability to call special meetings at a threshold of 25% or lower if the company currently does not give shareholders the right to call special meetings. However, if a company already gives shareholders the right to call special meetings at a threshold of at least 25%, do not support shareholder proposals to further reduce the threshold.

Advance Notice Requirements for Shareholder Proposals/Nominations

Vote CASE-BY-CASE on advance notice proposals, giving support to proposals that allow shareholders to submit proposals/nominations reasonably close to the meeting date and within the broadest window possible, recognizing the need to allow sufficient notice for company, regulatory and shareholder review.

Poison Pills

Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it UNLESS the company has: (1) A shareholder-approved poison pill in place; or (2) the company has adopted a policy concerning the adoption of a pill in the future specifying certain shareholder friendly provisions.

Vote FOR shareholder proposals calling for poison pills to be put to a vote within a time period of less than one year after adoption.

Vote CASE-BY-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan.

In addition, the rationale for adopting the pill should be thoroughly explained by the company. In examining the request for the pill, take into consideration the company’s existing governance structure, including: board independence, existing takeover defenses, and

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any problematic governance concerns.

6.	Mergers and Corporate Restructurings

Vote CASE-BY-CASE on mergers and acquisitions taking into account the following based on publicly available information:

•	Valuation;

•	Market reaction;

•	Strategic rationale;

•	Management’s track record of successful integration of historical acquisitions;

•	Presence of conflicts of interest; and

•	Governance profile of the combined company.

7.	State of Incorporation

Reincorporation Proposals

GSAM may support management proposals to reincorporate as long as the reincorporation would not substantially diminish shareholder rights. GSAM may not support shareholder proposals for reincorporation unless the current state of incorporation is substantially less shareholder friendly than the proposed reincorporation, there is a strong economic case to reincorporate or the company has a history of making decisions that are not shareholder friendly.

Exclusive venue for shareholder lawsuits

Generally vote FOR on exclusive venue proposals, taking into account:

•	Whether the company has been materially harmed by shareholder litigation outside its jurisdiction of incorporation, based on disclosure in the company’s proxy statement;

•	Whether the company has the following good governance features:

•	An annually elected board;

•	A majority vote standard in uncontested director elections; and

•	The absence of a poison pill, unless the pill was approved by shareholders.

8.	Capital Structure

Common Stock Authorization

Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis. We consider company-specific factors that include, at a minimum, the following:

•	Past Board performance;

•	The company’s use of authorized shares during the last three years;

•	One- and three-year total shareholder return;

•	The board’s governance structure and practices;

•	The current request;

•	Disclosure in the proxy statement of specific reasons for the proposed increase;

•	The dilutive impact of the request as determined through an allowable increase, which examines the company’s need for shares and total shareholder returns; and

•	Risks to shareholders of not approving the request.

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9.	Corporate Social Responsibility (CSR)/Environmental, Social, Governance (ESG) Issues

Overall Approach

GSAM recognizes that Environmental, Social and Governance (ESG) factors can affect investment performance, expose potential investment risks and provide an indication of management excellence and leadership. When evaluating ESG proxy issues GSAM balances the purpose of a proposal with the overall benefit to shareholders.

Shareholder proposals considered under this category could include: Reports asking for details on 1) labor and safety policies, 2) impact on the environment of the company’s oil sands or fracturing operations or 3) water-related risks

When evaluating social and environmental shareholder proposals the following factors should be considered:

•	Whether adoption of the proposal is likely to enhance or protect shareholder value;

•	Whether the information requested concerns business issues that relate to a meaningful percentage of the company’s business;

•	The degree to which the company’s stated position on the issues raised in the proposal could affect its reputation or sales, or leave it vulnerable to a boycott or selective purchasing;

•	Whether the company has already responded in some appropriate manner to the request embodied in the proposal;

•	What other companies have done in response to the issue addressed in the proposal;

•	Whether the proposal itself is well framed and the cost of preparing the report is reasonable;

•	Whether the subject of the proposal is best left to the discretion of the board;

•	Whether the company has material fines or violations in the area and if so, if appropriate actions have already been taken to remedy going forward;

•	Whether the requested information is available to shareholders either from the company or from a publicly available source; and

•	Whether providing this information would reveal proprietary or confidential information that would place the company at a competitive disadvantage.

Sustainability, climate change reporting

Generally vote FOR proposals requesting the company to report on its policies, initiatives, and oversight mechanisms related to social, economic, and environmental sustainability, or how the company may be impacted by climate change. The following factors will be considered:

•	The company’s current level of publicly-available disclosure including if the company already discloses similar information through existing reports or policies

•	If the company has formally committed to the implementation of a reporting program based on Global Reporting Initiative (GRI) guidelines or a similar standard within a specified time frame;

•	If the company’s current level of disclosure is comparable to that of its industry peers; and

•	If there are significant controversies, fines, penalties, or litigation associated with the company’s environmental performance.

Establishing goals or targets for emissions reduction

Vote CASE-BY-CASE on proposals that call for the adoption of Greenhouse Gas (“GHG”) reduction goals from products and operations, taking into account:

•	Overly prescriptive requests for the reduction in GHG emissions by specific amounts or within a specific time frame;

•	Whether company disclosure lags behind industry peers;

•	Whether the company has been the subject of recent, significant violations, fines, litigation, or controversy related to GHG emissions;

•	The feasibility of reduction of GHGs given the company’s product line and current technology and;

•	Whether the company already provides meaningful disclosure on GHG emissions from its products and operations.

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Political Contributions and Trade Association Spending/Lobbying Expenditures and Initiatives

Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:

•	There are no recent, significant controversies, fines or litigation regarding the company’s political contributions or trade association spending; and

•	The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and prohibits coercion.

Vote CASE-BY-CASE on proposals to improve the disclosure of a company’s political contributions and trade association spending, considering:

•	Recent significant controversy or litigation related to the company’s political contributions or governmental affairs;

•

The public availability of a company policy on political contributions and trade association spending including information on the types of organizations supported, the business rationale for supporting these organizations, and the oversight and compliance procedures related to such expenditures of corporate assets.

GSAM will not necessarily vote for the proposal merely to encourage further disclosure of trade association or lobbying spending.

Vote AGAINST proposals barring the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level and barring political contributions can put the company at a competitive disadvantage.

Gender Identity and Sexual Orientation

A company should have a clear, public Equal Employment Opportunity (EEO) statement and/or diversity policy. Generally vote FOR proposals seeking to amend a company’s EEO statement or diversity policies to additionally prohibit discrimination based on sexual orientation and/or gender identity.

Labor and Human Rights Standards

Generally vote FOR proposals requesting a report or implementation of a policy on company or company supplier labor and/or human rights standards and policies unless such information is already publicly disclosed considering:

•	The degree to which existing relevant policies and practices are disclosed;

•	Whether or not existing relevant policies are consistent with internationally recognized standards;

•	Whether company facilities and those of its suppliers are monitored and how;

•	Company participation in fair labor organizations or other internationally recognized human rights initiatives;

•	Scope and nature of business conducted in markets known to have higher risk of workplace labor/human rights abuse;

•	Recent, significant company controversies, fines, or litigation regarding human rights at the company or its suppliers;

•	The scope of the request; and

•	Deviation from industry sector peer company standards and practices.

Non-U.S. Proxy Items

The following section is a broad summary of the Guidelines, which form the basis of the Policy with respect to non-U.S. public equity investments. Applying these guidelines is subject to certain regional and country-specific exceptions and modifications and is not inclusive of all considerations in each market.

1.	Operational Items

Financial Results/Director and Auditor Reports

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Vote FOR approval of financial statements and director and auditor reports, unless:

•	There are concerns about the accounts presented or audit procedures used; or

•	The company is not responsive to shareholder questions about specific items that should be publicly disclosed.

Appointment of Auditors and Auditor Fees

Vote FOR the reelection of auditors and proposals authorizing the board to fix auditor fees, unless:

•	There are serious concerns about the accounts presented, audit procedures used or audit opinion rendered;

•	There is reason to believe that the auditor has rendered an opinion, which is neither accurate nor indicative of the company’s financial position;

•	Name of the proposed auditor has not been published;

•

The auditors are being changed without explanation; non-audit-related fees are substantial or are in excess of standard annual audit-related fees; or the appointment of external auditors if they have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

Appointment of Statutory Auditors

Vote FOR the appointment or reelection of statutory auditors, unless:

•	There are serious concerns about the statutory reports presented or the audit procedures used;

•	Questions exist concerning any of the statutory auditors being appointed; or

•	The auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

Allocation of Income

Vote FOR approval of the allocation of income, unless:

•	The dividend payout ratio has been consistently low without adequate explanation; or

•	The payout is excessive given the company’s financial position.

Stock (Scrip) Dividend Alternative

Vote FOR most stock (scrip) dividend proposals.

Vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

Amendments to Articles of Association

Vote amendments to the articles of association on a CASE-BY-CASE basis.

Change in Company Fiscal Term

Vote FOR resolutions to change a company’s fiscal term unless a company’s motivation for the change is to postpone its AGM.

Lower Disclosure Threshold for Stock Ownership

Vote AGAINST resolutions to lower the stock ownership disclosure threshold below 5 percent unless specific reasons exist to implement a lower threshold.

Amend Quorum Requirements

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Vote proposals to amend quorum requirements for shareholder meetings on a CASE-BY-CASE basis.

Transact Other Business

Vote AGAINST other business when it appears as a voting item.

2.	Board of Directors

Director Elections

Vote FOR management nominees taking into consideration the following:

•	Adequate disclosure has not been provided in a timely manner; or

•	There are clear concerns over questionable finances or restatements; or

•	There have been questionable transactions or conflicts of interest; or

•	There are any records of abuses against minority shareholder interests; or

•	The board fails to meet minimum corporate governance standards. or

•	There are reservations about:

•	Director terms

•	Bundling of proposals to elect directors

•	Board independence

•	Disclosure of named nominees

•	Combined Chairman/CEO

•	Election of former CEO as Chairman of the Board

•	Overboarded directors

•	Composition of committees

•	Director independence

•	Specific concerns about the individual or company, such as criminal wrongdoing or breach of fiduciary responsibilities; or

•	Repeated absences at board meetings have not been explained (in countries where this information is disclosed); or

•

Unless there are other considerations which may include sanctions from government or authority, violations of laws and regulations, or other issues related to improper business practice, failure to replace management, or egregious actions related to service on other boards.

Vote on a CASE-BY-CASE basis in contested elections of directors, e.g., the election of shareholder nominees or the dismissal of incumbent directors, determining which directors are best suited to add value for shareholders.

The analysis will generally be based on, but not limited to, the following major decision factors:

•	Company performance relative to its peers;

•	Strategy of the incumbents versus the dissidents;

•	Independence of board candidates;

•	Experience and skills of board candidates;

•	Governance profile of the company;

•	Evidence of management entrenchment;

•	Responsiveness to shareholders;

•	Whether a takeover offer has been rebuffed;

•	Whether minority or majority representation is being sought.

Vote FOR employee and/or labor representatives if they sit on either the audit or compensation committee and are required by law to be on those committees.

Vote AGAINST employee and/or labor representatives if they sit on either the audit or compensation committee, if they are not required to be on those committees.

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Classification of directors

Executive Director

•	Employee or executive of the company;

•	Any director who is classified as a non-executive, but receives salary, fees, bonus, and/or other benefits that are in line with the highest-paid executives of the company.

Non-Independent Non-Executive Director (NED)

•	Any director who is attested by the board to be a non-independent NED;

•	Any director specifically designated as a representative of a significant shareholder of the company;

•	Any director who is also an employee or executive of a significant shareholder of the company;

•

Beneficial owner (direct or indirect) of at least 10% of the company’s stock, either in economic terms or in voting rights (this may be aggregated if voting power is distributed among more than one member of a defined group, e.g., family members who beneficially own less than 10% individually, but collectively own more than 10%), unless market best practice dictates a lower ownership and/or disclosure threshold (and in other special market-specific circumstances);

•	Government representative;

•

Currently provides (or a relative provides) professional services to the company, to an affiliate of the company, or to an individual officer of the company or of one of its affiliates in excess of $10,000 per year;

•	Represents customer, supplier, creditor, banker, or other entity with which company maintains transactional/commercial relationship (unless company discloses information to apply a materiality test);

•	Any director who has conflicting or cross-directorships with executive directors or the chairman of the company;

•	Relative of a current employee of the company or its affiliates;

•	Relative of a former executive of the company or its affiliates;

•	A new appointee elected other than by a formal process through the General Meeting (such as a contractual appointment by a substantial shareholder);

•	Founder/co-founder/member of founding family but not currently an employee;

•	Former executive (5 year cooling off period);

•	Years of service is generally not a determining factor unless it is recommended best practice in a market and/or in extreme circumstances, in which case it may be considered; and

•	Any additional relationship or principle considered to compromise independence under local corporate governance best practice guidance.

Independent NED

•	No material connection, either directly or indirectly, to the company other than a board seat.

Employee Representative

•	Represents employees or employee shareholders of the company (classified as “employee representative” but considered a non-independent NED).

Discharge of Directors

Generally vote FOR the discharge of directors, including members of the management board and/or supervisory board, unless there is reliable information about significant and compelling controversies that the board is not fulfilling its fiduciary duties warranted by:

•

A lack of oversight or actions by board members which invoke shareholder distrust related to malfeasance or poor supervision, such as operating in private or company interest rather than in shareholder interest; or

•

Any legal issues (e.g., civil/criminal) aiming to hold the board responsible for breach of trust in the past or related to currently alleged actions yet to be confirmed (and not only the fiscal year in question), such as price fixing, insider trading, bribery, fraud, and other illegal actions; or

•	Other egregious governance issues where shareholders may bring legal action against the company or its directors; or

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•	Vote on a CASE-BY-CASE basis where a vote against other agenda items are deemed inappropriate.

3.	Compensation

Good pay practices should align management’s interests with long-term shareholder value creation. Detailed disclosure of compensation criteria is preferred; proof that companies follow the criteria should be evident and retroactive performance target changes without proper disclosure is not viewed favorably. Compensation practices should allow a company to attract and retain proven talent. Some examples of poor pay practices include: abnormally large bonus payouts without justifiable performance linkage or proper disclosure, egregious employment contracts, excessive severance and/or change in control provisions, repricing or replacing of underwater stock options/stock appreciation rights without prior shareholder approval, and excessive perquisites. A company should also have an appropriate balance of short-term vs. long-term metrics and the metrics should be aligned with business goals and objectives.

Director Compensation

Vote FOR proposals to award cash fees to non-executive directors unless the amounts are excessive relative to other companies in the country or industry.

Vote non-executive director compensation proposals that include both cash and share-based components on a CASE-BY-CASE basis.

Vote proposals that bundle compensation for both non-executive and executive directors into a single resolution on a CASE-BY-CASE basis.

Vote AGAINST proposals to introduce retirement benefits for non-executive directors.

Compensation Plans

Vote compensation plans on a CASE-BY-CASE basis.

Director, Officer, and Auditor Indemnification and Liability Provisions

Vote proposals seeking indemnification and liability protection for directors and officers on a CASE-BY-CASE basis.

Vote AGAINST proposals to indemnify auditors.

4.	Board Structure

Vote AGAINST the introduction of classified boards and mandatory retirement ages for directors.

Vote AGAINST proposals to alter board structure or size in the context of a fight for control of the company or the board.

Chairman CEO combined role (for applicable markets)

GSAM will generally recommend a vote AGAINST shareholder proposals requiring that the chairman’s position be filled by an independent director, if the company satisfies 3 of the 4 following criteria:

•	2/3 independent board, or majority in countries where employee representation is common practice;

•	A designated, or a rotating, lead director, elected by and from the independent board members with clearly delineated and comprehensive duties;

•	Fully independent key committees; and/or

•	Established, publicly disclosed, governance guidelines and director biographies/profiles.

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5.	Capital Structure

Share Issuance Requests

General Issuances:

Vote FOR issuance requests with preemptive rights to a maximum of 100 percent over currently issued capital.

Vote FOR issuance requests without preemptive rights to a maximum of 20 percent of currently issued capital.

Specific Issuances:

Vote on a CASE-BY-CASE basis on all requests, with or without preemptive rights.

Increases in Authorized Capital

Vote FOR non-specific proposals to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.

Vote FOR specific proposals to increase authorized capital to any amount, unless:

•	The specific purpose of the increase (such as a share-based acquisition or merger) does not meet guidelines for the purpose being proposed; or

•	The increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances.

Vote AGAINST proposals to adopt unlimited capital authorizations.

Reduction of Capital

Vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.

Vote proposals to reduce capital in connection with corporate restructuring on a CASE-BY-CASE basis.

Capital Structures

Vote FOR resolutions that seek to maintain or convert to a one-share, one-vote capital structure.

Vote AGAINST requests for the creation or continuation of dual-class capital structures or the creation of new or additional super voting shares.

Preferred Stock

Vote FOR the creation of a new class of preferred stock or for issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets guidelines on equity issuance requests.

Vote AGAINST the creation of a new class of preference shares that would carry superior voting rights to the common shares.

Vote AGAINST the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.

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Vote proposals to increase blank check preferred authorizations on a CASE-BY-CASE basis.

Debt Issuance Requests

Vote non-convertible debt issuance requests on a CASE-BY-CASE basis, with or without preemptive rights.

Vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets guidelines on equity issuance requests.

Vote FOR proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.

Increase in Borrowing Powers

Vote proposals to approve increases in a company’s borrowing powers on a CASE-BY-CASE basis.

Share Repurchase Plans

GSAM will generally recommend FOR share repurchase programs taking into account whether:

•	The share repurchase program can be used as a takeover defense;

•	There is clear evidence of historical abuse;

•	There is no safeguard in the share repurchase program against selective buybacks;

•	Pricing provisions and safeguards in the share repurchase program are deemed to be unreasonable in light of market practice.

Reissuance of Repurchased Shares

Vote FOR requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.

Capitalization of Reserves for Bonus Issues/Increase in Par Value

Vote FOR requests to capitalize reserves for bonus issues of shares or to increase par value.

6.	Mergers and Corporate Restructuring & Other

Reorganizations/Restructurings

Vote reorganizations and restructurings on a CASE-BY-CASE basis.

Mergers and Acquisitions

Vote CASE-BY-CASE on mergers and acquisitions taking into account the following based on publicly available information:

•	Valuation;

•	Market reaction;

•	Strategic rationale;

•	Management’s track record of successful integration of historical acquisitions;

•	Presence of conflicts of interest; and

•	Governance profile of the combined company.

Antitakeover Mechanisms

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Generally vote AGAINST all antitakeover proposals, unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.

Reincorporation Proposals

Vote reincorporation proposals on a CASE-BY-CASE basis.

Related-Party Transactions

Vote related-party transactions on a CASE-BY-CASE basis, considering factors including, but not limited to, the following:

•	The parties on either side of the transaction;

•	The nature of the asset to be transferred/service to be provided;

•	The pricing of the transaction (and any associated professional valuation);

•	The views of independent directors (where provided);

•	The views of an independent financial adviser (where appointed);

•	Whether any entities party to the transaction (including advisers) is conflicted; and

•	The stated rationale for the transaction, including discussions of timing.

Shareholder Proposals

Vote all shareholder proposals on a CASE-BY-CASE basis.

Vote FOR proposals that would improve the company’s corporate governance or business profile at a reasonable cost.

Vote AGAINST proposals that limit the company’s business activities or capabilities or result in significant costs being incurred with little or not benefit.

7.	Corporate Social Responsibility (CSR)/Environmental, Social, Governance (ESG) Issues

Please refer to page 9 for our current approach to these important topics.

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APPENDIX C

STATEMENT OF INTENTION

(applicable only to Class A Shares)

If a shareholder anticipates purchasing within a 13-month period Class A Shares of a Portfolio alone or in combination with Class A Shares of another Goldman Sachs Fund in the amount of $50,000 or more, the shareholder may obtain shares of the Portfolio at the same reduced sales charge as though the total quantity were invested in one lump sum by checking and filing the Statement of Intention in the Account Application. Income dividends and capital gain distributions taken in additional shares, as well as any appreciation on shares previously purchased, will not apply toward the completion of the Statement of Intention.

To ensure that the reduced price will be received on future purchases, the investor must inform Goldman Sachs that the Statement of Intention is in effect each time shares are purchased. Subject to the conditions mentioned below, each purchase will be made at the public offering price applicable to a single transaction of the dollar amount specified on the Account Application. The investor makes no commitment to purchase additional shares, but if the investor’s purchases within 13 months plus the value of shares credited toward completion do not total the sum specified, the investor will pay the increased amount of the sales charge prescribed in the Escrow Agreement.

Escrow Agreement

Out of the initial purchase (or subsequent purchases if necessary), 5% of the dollar amount specified on the Account Application will be held in escrow by the Transfer Agent in the form of shares registered in the investor’s name. All income dividends and capital gains distributions on escrowed shares will be paid to the investor or to his or her order. When the minimum investment so specified is completed (either prior to or by the end of the 13th month), the investor will be notified and the escrowed shares will be released.

If the intended investment is not completed, the investor will be asked to remit to Goldman Sachs any difference between the sales charge on the amount specified and on the amount actually attained. If the investor does not within 20 days after written request by Goldman Sachs pay such difference in the sales charge, the Transfer Agent will redeem, pursuant to the authority given by the investor in the Account Application, an appropriate number of the escrowed shares in order to realize such difference. Shares remaining after any such redemption will be released by the Transfer Agent.

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